As filed with the Securities and Exchange Commission on August 28, 2026

Securities Act File No. 333-294867

Investment Company Act File No. 811-24174

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☒
Pre-Effective Amendment No. 2	☒
Post-Effective Amendment No.	☐

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940	☒
Amendment No. 2	☒

G-X Private Markets

(Exact name of registrant as specified in charter)

200 West Street

New York, New York 10282

212-902-1000

(Address and telephone number, including area code, of principal executive offices)

Curtis A. Tate, Esq.

Goldman Sachs Asset Management, L.P.

200 West Street

New York, New York 10282

(Name and address of agent for service)

COPIES TO:

William J. Bielefeld, Esq. Alexander C. Karampatsos, Esq. Dechert LLP 1900 K Street, NW Washington, DC 20006 (202) 261-3386	Ryan P. Brizek, Esq. Neesa Patel Sood, Esq. Simpson Thacher & Bartlett LLP 900 G Street, N.W. Washington, DC 20001

Approximate Date of Commencement of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

☐	Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.

☒

Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.

☐	Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.

☐

Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.

☐

Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to Section 8(c) of the Securities Act.

☐	immediately upon filing pursuant to paragraph (b) of Rule 486.

☐	on (date) pursuant to paragraph (b) of Rule 486.

☐	60 days after filing pursuant to paragraph (a) of Rule 486.

☐	on (date) pursuant to paragraph (a) of Rule 486.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

☐

This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

☐

This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is: ______.

Check each box that appropriately characterizes the Registrant:

☒	Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).

☐	Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).

☐	Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☐	A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).

☐	Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).

☐	Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).

☐

If an Emerging Growth Company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.

☒	New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. The fund may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Prospectus Dated August 28, 2026

PROSPECTUS

G-X Private Markets

Class I Shares, Class S Shares, Class D Shares and Class E Shares of

Beneficial Interest

[ ], 2026

G-X Private Markets, a Delaware statutory trust (the “Fund”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund is offering common shares of beneficial interest (the “Shares”).

Investment Objective. The Fund’s investment objective is to provide broad-based exposure to private investments and seek to generate long-term capital appreciation.

Unlisted Closed-End Fund. The Shares are not listed on any securities exchange. To provide shareholders with limited liquidity, the Fund intends to conduct repurchases of Shares quarterly. The Fund intends to offer to repurchase Shares from shareholders in each quarter in an amount up to 5% of the Fund’s net asset value (“NAV”), calculated as of the prior calendar quarter end. The Fund’s board of trustees (the “Board”) has complete discretion to determine whether the Fund will engage in any share repurchase, and if so, the terms of such repurchase. No assurances can be given that the Fund will engage in a share repurchase in any given quarter. Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) currently expects to recommend to the Board that the Fund conduct its first repurchase offer following the second full quarter of Fund operations (or such earlier or later date as the Board may determine). See “Shareholder Guide—How to Sell Shares” for additional discussion of the Fund’s repurchase policies.

Principal Investment Strategies. The Fund pursues its investment objective by principally investing its Managed Assets (as defined below) in private market investments across Secondary Investments, Co-Investments, and GP Stake Investments, each as defined below (See “Investment Objective and Strategies”). The Fund will generally invest in such strategies through partnerships, limited liability companies, corporations and other investment companies that are exempt from registration under the 1940 Act, pursuant to Section 3(c)(7) of the 1940 Act or other available exemptions, that primarily hold private market investments and other assets with limited liquidity (“Underlying Private Funds”). The Fund’s private market investments may also take the form of equity, convertible equity, other securities or other investment structures (including economic interests acquired through securitizations and derivatives). The Fund’s investment strategy is global, with a focus on North America and Europe. Notwithstanding such focus, Underlying Private Funds may be established in various jurisdictions around the world, including Delaware, the Cayman Islands, Bermuda, Jersey, United Kingdom and Luxembourg, among others. The Fund will invest a portion of its assets in Liquid Investments (as defined below) such as cash and cash equivalents, U.S. Treasuries, money market funds, repurchase agreements, time deposits, broadly syndicated loans, other types of debt securities, including collateralized loan obligations, loan participations, and affiliated and unaffiliated exchange-traded funds with exposure to debt securities. The Fund will use these investments to maintain liquidity for the Fund’s Repurchase Offers (as defined below), to satisfy capital call requests by Underlying Private Funds, and to manage cash before investing proceeds into Secondary Investments, Co-Investments, and GP Stake Investments.

“Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

(continued on inside front cover)

An investment in the Fund is speculative with a substantial risk of loss. Investors should consider their investment goals, time horizons and risk tolerance before investing in the Fund. An investment in the Fund is not appropriate for all investors, and the Fund is not intended to be a complete investment program. Before buying any of the Fund’s Shares, you should read the discussion of the principal risks of investing in the Fund, which are summarized in the section entitled “Risks of the Fund – Principal Risks of the Fund” beginning on page 75.

Neither the Securities and Exchange Commission (the “SEC”) nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Shares are not listed on any securities exchange, and no market for the Shares exists or is expected to develop. Accordingly:

•	The Fund has no operating history.

•	An investment in the Fund is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term.

•

No shareholder has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by shareholders. The Investment Adviser generally intends to recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value. No assurances can be given that the Fund will engage in a share repurchase in any given quarter. The Investment Adviser currently expects to recommend to the Board that the Fund conduct its first repurchase offer following the second full quarter of Fund operations (or such earlier or later date as the Board may determine). See “Periodic Repurchase Offers.”

•	There is no guarantee that you will be able to sell your Shares at any given time or in the quantity that you desire.

In addition, the Fund’s investments in Underlying Private Funds are subject to a number of risks, including:

•

Underlying Private Fund interests are expected to be illiquid, their marketability will likely be restricted and the realization of investments from them will likely take considerable time and/or be costly.

•	Some of the Underlying Private Funds in which the Fund invests may have only limited operating histories.

•	A shareholder in the Fund will indirectly bear a proportionate share of the fees and expenses of the Underlying Private Funds, in addition to its proportionate share of the expenses of the Fund.

•	Less information may be available with respect to the Underlying Private Funds and underlying private company investments.

•	The valuations of Underlying Private Funds in which the Fund invests may be based on imperfect information and are subject to inherent uncertainties.

•	Due to investments in Underlying Private Funds, the Fund may enter into unfunded commitments representing a significant portion of its assets.

There is no assurance that the Fund will be able to maintain a certain level of distributions to shareholders. The amount of distributions that the Fund may pay, if any, is uncertain. The Fund may pay distributions in significant part from sources that may not be available in the future and that are unrelated to the Fund’s performance, such as from offering proceeds, and borrowings. A portion or all of any distribution of the Fund may consist of a return of capital.

	Per Class I Share		Per Class S Share		Per Class D Share		Per Class E Share		Total
Public offering price		Current NAV		Current NAV		Current NAV		Current NAV	Amount invested at current NAV
Sales load(1)		None		None		None		None	N/A
Proceeds, after expenses, to the Fund	$	amount invested at current NAV	$	amount invested at current NAV	$	amount invested at current NAV	$	amount invested at current NAV	Amount invested at current NAV

(1)

Class I, Class S, Class D and Class E Shares are not subject to front-end sales charges. The minimum initial investment in the Fund by any investor is $25,000 and the minimum additional investment in the Fund by any investor is $10,000. The minimum initial and additional investments may be waived or reduced by Goldman Sachs & Co. LLC (“GS&Co.” or the “Distributor”), at its discretion. While Class I, Class S, Class D and Class E Shares do not impose a front-end sales charge, if you purchase Class I, Class S, Class D and Class E Shares through certain financial intermediaries (“Intermediaries”), they may directly charge you transaction or other fees in such amount as they determine. Please consult your financial intermediary for additional information. For a description of compensation paid to the Distributor by the Fund, see “Shareholder Guide.”

(continued from previous page)

Minimum Offering Requirement. The initial closing of this offering will occur as soon as practicable in the sole discretion of the Investment Adviser upon the receipt and acceptance by the Fund of aggregate commitments totaling at least $150 million, as may be amended by the Investment Adviser at its sole discretion (the “Minimum Offering Requirement”). Upon reaching the Minimum Offering Requirement, and approval by the Board to purchase the Warehouse Investments (as defined below), the aggregate commitments (and not cash or other funds) held in escrow will be called from investors and the Fund will commence operations. Thereafter, the Fund will accept subscriptions on a monthly basis. See “Prospectus Summary – Minimum Offering Requirement” and “Plan of Distribution.”

Eligible Investors. The Fund will sell its Shares only to prospective investors who meet the definition of “qualified client” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The “qualified client” criteria will apply to all investors and will not be waived. Investors meeting these requirements are referred to in this Prospectus as “eligible investors.” See “Eligible Investors.”

This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. You should read it carefully before you invest, and keep it for future reference. The Fund has filed with the SEC a Statement of Additional Information (“SAI”), dated [ ], 2026, as may be amended, supplemented or restated from time to time, containing additional information about the Fund. The SAI is incorporated by reference into, and is legally considered part of, this prospectus. The Fund also will produce both annual and semi-annual reports that will contain important information about the Fund.

The Fund’s SAI and the annual and semi-annual reports, as well as additional information about the Fund (when available) may be found on the Fund’s websites at dfinview.com/GXPM and at am.gs.com or by calling (312)-655-4419. Information found on the Fund’s websites is not incorporated by reference into this prospectus, and you should not consider that information to be a part of this prospectus.

You should not construe the contents of this Prospectus as legal, tax or financial advice. You should consult with your own professional advisers as to legal, tax, financial, or other matters relevant to the suitability of an investment in the Fund.

You should rely only on the information contained in this Prospectus and the SAI. The Fund has not authorized anyone to provide you with different information. You should not assume that the information provided by this Prospectus is accurate as of any date other than the date shown above.

The Shares do not represent a deposit or an obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, a security in any jurisdiction or to any person to whom it is unlawful to make such an offer or solicitation in that jurisdiction.

The Goldman Sachs Group, Inc. (or any successor to its business), together with Goldman Sachs & Co. LLC, Goldman Sachs Asset Management, L.P., the Asset Management Division of The Goldman Sachs Group, Inc. and their respective subsidiaries and affiliates are referred to collectively herein as “Goldman Sachs.”

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1
FUND FEES AND EXPENSES	50
FINANCIAL HIGHLIGHTS	57
USE OF PROCEEDS	58
THE FUND	59
GENERAL INVESTMENT MANAGEMENT APPROACH	60
INVESTMENT OBJECTIVE AND STRATEGIES	67
PORTFOLIO SECURITIES AND TECHNIQUES	72
RISKS OF THE FUND	75
MANAGEMENT OF THE FUND	98
LEVERAGE	105
WAREHOUSE INVESTMENTS	106
ADDITIONAL INFORMATION ABOUT THE FUND	107
SHAREHOLDER GUIDE	113
TAXATION	128
LEGAL MATTERS	140

[THIS PAGE INTENTIONALLY LEFT BLANK]

PROSPECTUS SUMMARY

The following is only a summary of certain information relevant to an investment in the Fund. This summary does not contain all of the information that you should consider before investing in the Fund. You should review the more detailed information contained in this prospectus and in the accompanying Statement of Additional Information (“SAI”), especially the information set forth in this prospectus under the heading “Risks of the Fund.”

The Fund	G-X Private Markets, a Delaware statutory trust (the “Fund”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company.

Board	The Fund is managed by a board of trustees (the “Board,” and each person who serves on the Board, a “Trustee”), a majority of which are individuals who are independent of Goldman Sachs.

Investment Adviser	The investment adviser of the Fund is Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), which is an indirect wholly-owned subsidiary of The Goldman Sachs Group, Inc. The Fund’s investment strategies are managed by the Investment Adviser through the Goldman Sachs External Investing Group (the “External Investing Group,” “XIG Group” or “XIG”).

Listing	The Shares are not listed on any securities exchange.

Investment Objective and Strategies	The Fund’s investment objective is to provide broad-based exposure to private investments and seek to generate long-term capital appreciation.

The Fund pursues its investment objective by principally investing its Managed Assets (as defined below) in private market investments across Secondary Investments, Co-Investments, and GP Stake Investments, each as defined below (See “Investment Objective and Strategies”). The Fund will generally invest in such strategies through partnerships, limited liability companies, corporations and other investment companies that are exempt from registration under the 1940 Act, pursuant to Section 3(c)(7) of the 1940 Act or other available exemptions, that primarily hold private market investments and other assets with limited liquidity (“Underlying Private Funds”). The Fund’s private market investments may also take the form of equity, convertible equity, other securities or other investment structures (including economic interests acquired through securitizations and derivatives). The Fund’s investment strategy is global, with a focus on North America and Europe. Notwithstanding such focus, Underlying Private Funds may be established in various jurisdictions around the world, including Delaware, the Cayman Islands, Bermuda, Jersey, United Kingdom and Luxembourg, among others.

“Managed Assets” means the total assets of the Fund (including any assets attributable to borrowings for investment purposes) minus the sum of the Fund’s accrued liabilities (other than liabilities representing borrowings for investment purposes).

Non-Fundamental Investment Policy

Under normal circumstances, the Fund intends to invest at least 80% of its Managed Assets in “private market investments”. For purposes of this policy, private market investments include Secondary Investments, Co-Investments, GP Stake Investments, investments in Underlying Private Funds, and private equity and private debt securities (or other investment structures that give exposure to such investments). Private equity securities include common stock, preferred stock, and other equity or equity-linked securities issued in non-public offerings. Private debt securities include loans, notes, bonds and other debt securities issued in non-public offerings. For purposes of determining the Fund’s compliance with the Fund’s 80% investment policy, the Fund will consider certain publicly offered investment vehicles (including exchange-traded funds (“ETFs”)) as “private market investments,” where the identity of those underlying portfolio securities can be reasonably determined or where the underlying investment vehicle has an 80% investment policy to invest in investments consistent with the investment focus that the Fund’s name suggests. Money market funds, cash, other cash equivalents and U.S. Treasury securities with remaining maturities of one year or less that are held by the Fund in support of unfunded commitments to Underlying Private Funds, Secondary Investments, Co-Investments, and GP Stake Investments that the Fund reasonably expects to be called in the future, are counted towards the Fund’s 80% policy with respect to investments in private market investments.

Use of Leverage

The Fund may employ leverage, including borrowing from banks, in an amount of up to 33 and 1/3% (or in the case of the issuance of Preferred Shares, 50%) of the Fund’s total assets minus liabilities and indebtedness not represented by “senior securities” within the meaning of the 1940 Act, as determined immediately after borrowing. The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act. The Fund also may borrow money to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness,at the time of indebtedness. In addition, the Fund may use leverage generated by reverse repurchase agreements.

There can be no assurance that the Fund will achieve its investment objective or that its investment program will be successful.

Risk Factors	The following are the principal risks of investing in the Fund and, as applicable, the Underlying Private Funds. References to the “Fund” in this section include the Fund and/or an Underlying Private Fund, as applicable. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure.

Borrowing. The Fund may borrow funds or otherwise utilize leverage for a variety of purposes, subject to the limitations of the 1940 Act as part of the Fund’s investment program, to meet other short-term liquidity needs, including payment of fees and expenses, to satisfy repurchase requests from shareholders, and to facilitate the Fund’s hedging activities. The terms of the indebtedness incurred by the Fund may require the Fund to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, the Fund may not be able to negotiate commercially reasonable terms for its indebtedness and may not be able to extend or renew the existing terms when the indebtedness comes due. If the Fund is unable to access additional credit or otherwise has insufficient resources to pay its obligations, it may be forced to sell investments at inopportune times, which may further depress returns. The Fund will be limited in its ability to borrow (or guarantee other obligations) to amounts such that the Fund’s asset coverage ratio (as defined in the 1940 Act) would be less than 300%, calculated at the time of such incurrence (i.e., the value of each of the Fund’s total assets less liabilities other than the principal amount represented by indebtedness must be at least 300% of the principal amount represented by indebtedness at the time of incurrence). The Fund may also utilize indebtedness in excess of such limit for temporary purposes such as the settlement of transactions.

The use of leverage can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the Fund’s NAV to a greater extent than if the Fund did not utilize leverage. The Fund’s leverage strategy may not be successful.

Controlled Portfolio Assets. Underlying Private Funds (alone or together with other investors) may be deemed to have a control position with respect to some portfolio assets, which could expose the Fund (whether directly or indirectly through the applicable Underlying Private Funds) to liabilities not normally associated with minority equity investments, such as additional risks of liability for environmental damage, product defects, failure to supervise management teams, labor violations, violation of governmental regulations and other types of liability in which the limited liability generally characteristic of business operations may be ignored. The Fund may incur similar liability in connection with underlying portfolio assets in which the Fund invests directly.

Co-Investments and Investments in Secondaries. The Fund expects to make co-investments predominantly alongside managers with whom XIG has a relationship and directly or indirectly acquire interests in Underlying Private Funds that are held by existing investors. The secondary market for private market investments and co-investments is competitive, and the availability of, and demand for, deals may fluctuate over time. Even if these investment opportunities and managers are identified, there is no assurance that the Fund’s bids to acquire interests in such investments will be successful; and, upon a successful bid, legal or contractual transfer restrictions, including rights-of-first-refusal, change-of-control, and other similar provisions applicable to such investments (and which may have been granted in favor of other affiliates of Goldman Sachs or investment vehicles in which they may have invested), may prevent the Fund from acquiring all or a portion of such investments. In addition, the Investment Adviser may not be able to obtain as favorable terms as it would otherwise in a less competitive investment environment. The Fund may incur significant expenses investigating potential investments that are ultimately not consummated, including expenses relating to due diligence, transportation, legal expenses and the fees of other third-party advisors.

The market for secondary interests in private funds is continuing to develop and there can be no assurance as to the number of investment opportunities that will be presented to the Fund. In addition, completing the acquisition of an interest in an Underlying Private Fund generally requires the consent of the general partner of that fund and there is no assurance that the Fund will be able to obtain such consent.

When the Fund acquires interests from investors in Underlying Private Funds, rather than from the Underlying Private Funds themselves, the Fund may not have the opportunity to negotiate the terms of the interests in the Underlying Private Funds or other special rights or privileges, and such terms may include an obligation requiring the Fund to return distributions related to such investments upon the occurrence of certain circumstances. In some cases, the Fund may have the opportunity to acquire a portfolio of interests in Underlying Private Funds from a seller on an “all or nothing” basis and, in some cases, certain components of such portfolio may be less attractive than others, or the Fund may be less familiar with certain managers than others. Notwithstanding the “all or nothing” basis upon which the investments would be acquired, the Investment Adviser would seek to negotiate the most favorable price possible for the Fund. In addition, the Fund’s performance will be affected by the structure of the acquisition and the terms of the Underlying Private Funds, including regarding tax, legal or regulatory considerations, over which the Fund may have limited control, and the Fund may acquire an interest in Underlying Private Funds that contain terms that are disadvantageous to the Fund for legal, tax or regulatory reasons.

The Fund’s investments in secondary investments typically will include an unfunded portion where the Fund commits to invest equity in an Underlying Private Fund in the future, as will the Fund’s primary investments in Underlying Private Funds. Similarly, the Fund’s Co-Investments may include an unfunded commitment to invest equity capital in special purpose vehicles or other issuers. These unfunded commitments generally can be drawn at the discretion of the general partner of the Underlying Private Fund or other issuer subject to certain conditions (e.g., notice provisions). At times, the Fund expects that a significant portion of its assets will be invested in cash and cash equivalents, U.S. Treasuries, money market funds, repurchase agreements, time deposits, broadly syndicated loans, other types of debt securities, including collateralized loan obligations, loan participations, and affiliated and unaffiliated exchange-traded funds with exposure to debt securities, pending the calling of these unfunded commitments.

Debt Investments Risk. The Fund’s debt investments are subject to liquidity, market value, credit, interest rate and certain other risks. In addition, the Fund cannot assure shareholders that the Investment Adviser will correctly evaluate the nature and magnitude of the various factors that could affect the value and return of the Fund’s debt investments. These risks could be exacerbated to the extent that the Fund’s portfolio is concentrated in one or more particular types of investments or industry sectors or regions.

Prices of the Fund’s debt investments may be volatile and may fluctuate as a result of a variety of factors that are inherently difficult to predict, including changes in interest rates, prevailing credit spreads, general economic conditions, financial market conditions, domestic and international economic or political events, developments or trends in any particular industry, and the financial condition of the issuers or obligors of the investments. Such investments that become non-performing, or defaulted loans or securities may become subject to a workout negotiation or restructuring. This may entail a substantial reduction in the interest rate, a substantial write-down of principal, and a substantial change in the terms, conditions and covenants of these investments. To the extent that defaulted investments are sold, it is unlikely that the sale proceeds will be equal to the amount of unpaid principal and interest thereon. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default or to participate in the restructuring of a non-performing or defaulted investment. The Fund can offer no assurance as to the levels of defaults and/or recoveries that may be experienced on the investments.

Secured investments may also be subject to the risk that the security interests granted by the obligors in the underlying collateral are not properly or fully perfected in favor of lenders (or their agents). Compounding these risks, the collateral securing the secured investments may be subject to casualty, impairment or devaluation risks.

Debt investment issuers may also be permitted to issue additional indebtedness that would increase the overall leverage and fixed charges to which the issuers are subject. Such additional indebtedness could have structural or contractual priority, either as to specific assets or generally, over the ranking of the investments held by the Fund or could rank on a parity or seniority basis with respect to the Fund’s debt investments. In the event of any default, restructuring or insolvency event of an obligor, the Fund could be subordinated to, or be required to share on a ratable basis with, any recoveries in favor of the holders of such other or additional indebtedness. The Fund’s recoveries may be impaired as a result of the rights of holders of other indebtedness under any intercreditor agreement governing the relative rights of the indebtedness.

The Fund’s debt investments may also have no amortization and limited interim repayment requirements, which may increase the risk that an obligor will not be able to repay or refinance the debt investment when it comes due at its final stated maturity.

Dependence upon the Ability of the Investment Adviser. The Board has delegated to the Investment Adviser the authority to make investment, disposition, and related investment management decisions, including the authority to approve all investments and/or all dispositions made by the Fund and to make or provide reserves, provided that the Board may be required to approve certain transactions made in accordance with co-investment exemptive relief. In addition, the Board has delegated to the Investment Adviser the authority to manage many of the affairs of the Fund, including, among others, the right to enforce default remedies, responsibility for maintaining the Fund’s books and records and producing the Fund’s reports, the right to calculate and cause the Fund to make distributions. Shareholders will have no right or power to participate in the management or control of the business of the Fund, and thus must depend solely upon the ability of the Investment Adviser with respect to the Fund’s investments. In addition, shareholders will have no opportunity to evaluate the specific investments made by the Fund or the terms of any investment. Accordingly, the success and failure of the Fund will depend to a significant extent on the viability and performance of the Investment Adviser. In managing and directing the investment programs of the Fund, the Investment Adviser will rely heavily on certain key personnel of Goldman Sachs. Certain key personnel, including members of the Investment Adviser’s investment team, may leave Goldman Sachs or rotate to another group within Goldman Sachs. The departure of any of such key personnel or their inability to fulfill certain duties may adversely affect the ability of the Investment Adviser to effectively implement the investment program of the Fund and may have an adverse impact on the Fund. Changes to the composition of the investment team may occur over time and without notice to the shareholders.

Derivatives and Similar Instruments. The Fund may invest in derivatives and similar instruments, including forwards and swaps, discussed elsewhere in this Prospectus. The use of derivatives and similar instruments may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments and may result in losses due to adverse market movements, depending upon the characteristics of the particular derivative and the Fund’s portfolio as a whole. Investments in derivatives and similar instruments may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk, risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions, and operational and legal risks, which include risks related to documentation issues, system failures, inadequate controls, human error and the risk that a party’s obligations would be legally unenforceable. There is no guarantee that the use of derivatives will achieve their intended result.

The Fund generally intends to use derivatives primarily for hedging purposes and not speculative purposes. While hedging transactions may reduce the risks associated with an investment by the Fund, the transactions themselves entail risks (as described above) that are different than those of the investments of the Fund. The success of hedging transactions will be subject to the ability to correctly predict movements in and the direction of currency exchange rates, interest rates and public security prices. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary.

Pursuant to Rule 18f-4 under the 1940 Act, the Fund’s use of derivatives and other transactions that create future payment or delivery obligations is subject to a value-at-risk (“VaR”) leverage limit and reporting and certain other requirements if the Fund does not qualify as a “limited derivatives user” under Rule 18f-4. A “limited derivatives user” fund is also subject to the derivatives exposure threshold set forth in Rule 18f-4.

Similar to borrowings, derivatives and similar instruments may result in leverage. Borrowing and the use of derivatives and similar instruments may magnify the potential for gains and losses in excess of the initial amount invested. The amount of indebtedness from borrowings may not exceed certain limitations. Certain derivatives transactions, such as reverse repurchase agreements or similar financing transactions, may be treated as borrowings subject to the asset coverage requirements discussed above. Please see “Borrowing” above.

In addition, under Rule 18f-4, the Fund is permitted to invest in a security on a when-issued or forward-settling basis (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls), or with a non-standard settlement cycle, and the transaction will be deemed not to involve a “senior security,” provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date. The Fund may otherwise engage in such transactions that do not meet these conditions so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, under Rule 18f-4, the Fund will be permitted to enter into an unfunded commitment agreement (e.g., capital commitments to invest equity in Underlying Private Funds that can be drawn at the discretion of the Underlying Private Fund’s sponsor), and such unfunded commitment agreement will not be subject to the limits on borrowings as described above, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. The Fund treats purchase price deferrals as unfunded commitment agreements for purposes of Rule 18f-4.

These requirements may limit the ability of the Fund to use derivatives, reverse repurchase agreements and similar financing transactions, delayed-settlement securities and unfunded commitment agreements as part of its investment strategies.

From time to time, the Fund may enter into derivatives or other similar transactions that require the Fund to pledge margin or collateral to a counterparty or clearing member through a margin/ collateral account for and on behalf of the counterparty or clearing member. For operational, cost, regulatory or other reasons, when setting up these arrangements, the Fund may be required to use a margin/collateral account model or naming convention that may not be the most protective option available in the case of a default or bankruptcy by a counterparty or clearing member or that may delay or impair the Fund from fully exercising its rights under the arrangement. In the event of default or bankruptcy by a counterparty or clearing member, the margin or collateral may be subject to legal proceedings and the Fund may be delayed in taking possession of any margin or collateral to which the Fund is legally entitled.

Effects of Economic Conditions on the Fund and its Investments. The Fund and its investments may be adversely affected by the deterioration of and uncertainty in the financial markets and economic conditions throughout the world, some of which may magnify the risks described in this prospectus and have other adverse effects. These market conditions have resulted in volatility and illiquidity in the global equity, credit and debt markets generally. While these conditions may create increased investment opportunities for the Fund, certain securities may become less liquid, more difficult to value and thus harder to liquidate.

The duration and ultimate effect of market conditions cannot be forecast, nor is it known whether or the degree to which such conditions may improve or worsen. Although the deterioration of market conditions and uncertainty regarding economic markets generally could result in the Fund acquiring investments on more favorable terms, such conditions may also result in declines in the market values of the Fund’s existing investments. Furthermore, the credit markets tend to be volatile and the availability of indebtedness may be difficult to ascertain. As a result, the Fund may be unable to borrow sufficiently. This may have an adverse effect on the Fund’s ability to acquire and dispose of investments as well as on the returns associated with its investments.

Error and Error Correction Policies. The Investment Adviser will report to the Board any material breaches of the Fund’s investment objective, policies or restrictions and any material errors in the calculation of the NAV of the Fund. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV. The Investment Adviser’s error policy and the Fund’s NAV error correction policy limit or restrict when corrective action will be taken. As discussed in more detail under the section entitled “How Are Shares Priced?,” the Fund’s portfolio securities may be priced based on quotations for those securities provided by pricing services and non-traded funds which may be priced on a delayed basis. There can be no guarantee that a quotation provided by a pricing service or non-traded fund will be accurate. Each of the Investment Adviser and the Fund may at any time, in its discretion and without notice to shareholders, amend or supplement its error and NAV error correction policies.

Foreign Risk. When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls (including repatriation restrictions), sanctions, foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States or other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. The Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding sanctions, repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Geopolitical developments in certain countries in which the Fund may invest have caused, or may in the future cause, significant volatility in financial markets. The Fund will also be subject to the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in, or otherwise economically tied to, emerging countries.

Geographic Risk. If the Fund focuses its investments in securities of issuers located in a particular country or region, the Fund may be subjected to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory,economic, business, environmental or other developments; or natural disasters.

Illiquidity of the Fund’s Investments. The Fund’s investments generally will be long-term and highly illiquid. The Fund’s ability to transfer and/or dispose of many of its investments is expected to be restricted (a) under applicable securities, antitrust and competition laws, (b) by the terms of consent and filing requirements of various governmental or regulatory bodies, (c) by other applicable constraints imposed by financial services, investment adviser and antitrust regulators, agencies charged with oversight of financial institutions, investment advisers or similar enterprises and (d) by the terms of the investments and determinations made by the Underlying Manager (as defined below). As a result, the Fund generally will not have control over when it will be able to dispose of such investments or when it will have assets to distribute and the Fund may not be able to dispose of interests in the investments, or dispose of such interests on favorable terms, in either case, even at times when it deems it advisable to do so. Even if the investments of the Fund prove successful, they may not provide a realized return to the shareholders for a period of years. Illiquidity may result from the absence of an established market for the investments, as well as legal or contractual restrictions on their resale by the Fund.

Incentive Fee Risk. The Incentive Fee (as defined below) payable by the Fund to the Investment Adviser may create an incentive for the Investment Adviser to make investments on the Fund’s behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement.

Any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s investments will be computed and paid on gain or income that is unrealized, and the Investment Adviser is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received. If a Fund investment with an unrealized gain subsequently decreases in value, it is possible that such unrealized gain previously included in the calculation of an Incentive Fee will never become realized. The Investment Adviser is not obligated to reimburse the Fund for any part of the Incentive Fee it received that was based on unrealized gain never realized as a result of a sale or other disposition of a Fund investment at a lower valuation in the future. Thus, the Fund could have paid an Incentive Fee on income or gain the Fund never received. Further, the Fund’s use of certain investment techniques, such as leverage, may have the effect of increasing the Investment Adviser’s Incentive Fee compensation.

The Incentive Fee is computed and paid on net profits that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with payment in kind (“PIK”) interest, preferred stock with PIK dividends and zero coupon securities, in addition to amounts related to unrealized capital appreciation. If there is a default on an investment by the obligor or such capital appreciation is not ultimately realized, it is possible that amounts previously used in the calculation of the Incentive Fee will become uncollectible, and the Investment Adviser will have no obligation to refund any fees it received in respect of such accrued income. In addition, since in certain cases the Fund may recognize net profits before or without receiving cash representing such net profits and have a corresponding obligation to make an Incentive Fee payment, the Fund may have to sell some of its investments at times it would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet its payment obligations.

Investment in Management Companies. The Fund’s investments in management companies of asset managers (“Management Companies”) focused on alternative assets, if any, will generally be long term and highly illiquid. Significant credit, contractual and regulatory restrictions may apply with respect to potential transfers of interests in Management Companies. The Fund’s ability to dispose of interests in such Management Companies is expected to be restricted by applicable securities laws, by financial services, investment adviser and antitrust regulators, and by the terms negotiated with Management Companies. In addition, there may not be a readily available market for interests in Management Companies and, accordingly, the Fund may not be able to dispose of interests in Management Companies, or dispose of such Management Companies on favorable terms. As a result, the Fund may not be able to dispose of assets even at times when it deems it advisable to do so.

In addition, the disposition of an investment in a Management Company may involve a direct or indirect public listing of the Fund’s interests in such Management Company. In such a circumstance, allocating the proceeds of any public listing and/or interests in the entity that is publicly listed may require the Investment Adviser (or its delegate) to assess the relative value of the investments being included in such entity and the other assets of such entity. While the Investment Adviser (or its delegate) will use its normal valuation methodologies for making such determination, there can be no assurance that the result will accurately reflect the fair value of an individual investment or its value relative to the other assets being included in the public listing.

Investment Performance of the Fund and Other Investment Vehicles May Vary Significantly. Goldman Sachs (i) has established, and expects to continue to establish, additional companies, partnerships or other entities, pooled investment vehicles for multiple investors, funds, separate accounts, and other entities, and (ii) includes various business units or divisions, which, in either case, may have, in whole or in part, investment objectives and strategies that may be similar to or overlap with those of the Fund (such entities, business units or divisions are referred to collectively as, “Other Investment Vehicles”). The Fund may at times compete with the Other Investment Vehicles for certain investments and the returns of each of the Other Investment Vehicles will likely differ materially from the returns of the Fund.

The results of the investment activities of the Fund may differ significantly from the results achieved by Goldman Sachs for its own benefit and from the results achieved by Other Investment Vehicles based on the investment strategies employed by such investors.

Subject to applicable law, including the 1940 Act, Other Investment Vehicles and other areas within Goldman Sachs may invest alongside the Fund. In allocating any investment opportunities, the Investment Adviser will consider numerous factors in its discretion. Any such investments made alongside the Fund may or may not be in proportion to the relevant commitments of the investing parties. As a result, investment returns may vary materially among the Fund and Other Investment Vehicles and other areas Goldman Sachs invest alongside the Fund.

Investment Risk. The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sub-industries or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sub-industries or countries. The Fund intends to use leverage, which will magnify the Fund’s investment, market and certain other risks.

Lack of Financial Reporting Related to Non-U.S. Investments; Adverse Non-U.S. Taxes or Other Conditions. The Fund may invest in non-U.S. entities. Because non-U.S. entities are not subject to uniform reporting standards, practices and disclosure comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about non-U.S. companies. In particular, the assets and profits appearing on the financial statements of a company may not reflect its financial position or results of operation in the way they would be reflected had such financial statements been prepared in accordance with the U.S. generally accepted accounting principles. This limitation may be particularly true for private investments, where there may be little or no publicly available information about private companies. In addition, financial data related to non-U.S. investments may be affected by both inflation and local accounting standards, and may not accurately reflect the real condition of companies and securities markets. Moreover, the Fund may be subject to tax, reporting and other filing obligations in non-U.S. jurisdictions in which non-U.S. companies reside or operate. In addition, non-U.S. securities markets, particularly in developing countries, may be substantially less liquid and have greater volatility than U.S. securities markets. Furthermore, the Fund, either directly through Co-Investments or indirectly through Underlying Private Funds, may invest a portion of its assets in operating companies organized, headquartered and/or focused on investments outside the United States. Such investments may be subject to certain risks not typically associated with investing in U.S. securities. In addition to the foreign risks described above, there is a possibility at the Fund-level (although not expected at the shareholder-level), an imposition of non-U.S. taxes on income and recognized gains as well as non-U.S. tax filing obligations with respect to such investments.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or tender for repurchase large amounts of shares of the Fund. Such large shareholder repurchase requests may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, large repurchase requests could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratios. While the Fund’s structure as a tender offer fund would limit the impact of significant shareholder repurchase requests, shareholders may receive only a prorated portion of their requested repurchase amount if the Fund’s periodic Repurchase Offers are oversubscribed.

Further, an affiliate of the Investment Adviser may in the future determine to make an investment of capital in the Fund or, pursuant to exemptive relief, receive Shares of the Fund as compensation under the Investment Management Agreement. As a result, the Investment Adviser’s affiliate may own a substantial amount of the Fund’s outstanding Shares. The Investment Adviser’s affiliate may periodically elect to tender any or all of its Shares for repurchase pursuant to the Fund’s periodic Repurchase Offers. Any such tenders by the Investment Adviser’s affiliate could have a negative impact on the Fund, including on the Fund’s liquidity, and could reduce the opportunity for other shareholders to tender the full amount of their Shares in a given offering.

Legal, Tax and Other Regulatory Risks. Legal, tax and regulatory changes could occur that may adversely affect the Fund and its investment results, and/or some or all of the shareholders. Recent economic events have given rise to a political climate that may result in the Investment Adviser and the Fund becoming subject to increased regulatory scrutiny and/or entirely new legal, tax or regulatory regimes both within the United States and in other countries in which the Fund may directly or indirectly invest. The Fund may be adversely affected as a result of new or revised legislation, or regulations imposed by the SEC, CFTC, IRS, Federal Reserve, other U.S. or non-U.S. tax or governmental regulatory authorities or self-regulatory organizations that supervise the financial markets.

The Fund and/or some or all of the shareholders also may be adversely affected by changes in the interpretation or enforcement of existing laws and rules by these governmental authorities and self-regulatory organizations. It is not possible to determine the extent of the impact of any new or revised laws, regulations or initiatives that may be proposed, or whether any of the proposals will become law. Compliance with any new laws or regulations could be more difficult and expensive, and may have a material adverse effect on the Fund and/or some or all of the shareholders.

The regulation of alternative investment Management Companies and investment funds (including private equity funds and hedge funds) is evolving, and changes in the regulation of alternative investment Management Companies and investment funds may adversely affect the ability of the Fund to pursue its investment objective. In addition, from time to time the market for private market transactions has been adversely affected by regulatory pressures on providers of financing to reduce or eliminate their exposure to such transactions. It is not possible to determine the extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any of the proposals will become law and the consequences attendant therewith. Compliance with any new laws or regulations could be more difficult and expensive than compliance with existing regimes, and may affect the manner in which the Fund conducts business. New laws or regulations may also subject the Fund or some or all of its shareholders to increased taxes or other costs. In addition, the market for private market investment transactions has been adversely affected by a decrease in the availability of financing for transactions.

Each prospective investor should be aware that tax laws and regulations are changing on an ongoing basis, and such laws and regulations may be changed with retroactive effect. Moreover, the interpretation and application of tax laws and regulations by certain tax authorities may not be clear, consistent or transparent. Uncertainty in the tax law may require the Fund to accrue potential tax liabilities even in situations where the Fund and/or the shareholders do not expect to be ultimately subject to such tax liabilities. In that regard, accounting standards and/or related tax reporting obligations may change, giving rise to additional accrual and/or other obligations. Each prospective investor should also be aware that other developments in the tax laws of the United States or other jurisdictions where the Fund invests could have a material effect on the tax consequences to the shareholders, the Fund and/or the Fund’s direct and indirect subsidiaries discussed in this prospectus and that shareholders may be required to provide certain additional information to the Fund (which may be provided to the IRS or other taxing authorities) or may be subject to other adverse consequences as a result of such change in tax laws. In the event of any such change in law, each shareholder is urged to consult its own tax advisors.

Leverage Risk. Certain transactions may give rise to leverage. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. To the extent that the Fund utilizes leverage, the Fund may be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet margin or collateral requirements when it may not be advantageous to do so. The Fund will also invest in Underlying Private Funds, which may use leverage without limit.

Limitations on Repurchases. An investment in the Fund is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term. Even though the Fund expects to make from time to time Repurchase Offers for its outstanding Shares (up to 5% per quarter and subject to Board discretion), investors should consider Shares of the Fund to be an illiquid investment. In addition, there is no active secondary market for Shares. There is no guarantee that investors will be able to sell their Shares at any given time or in the quantity that they desire.

Limited Information Concerning Potential Investments. Both prior to making an investment and subsequent to the Fund making such investment, the Fund may not receive access to all available information relating to such investment. Investment analyses and decisions by the Investment Adviser on behalf of the Fund may be undertaken on an expedited basis in order for the Fund to take advantage of investment opportunities. Although the Investment Adviser conducts due diligence with respect to each investment, there can be no assurance that such due diligence processes will uncover all relevant facts. Therefore, no assurance can be given that the Fund will have knowledge of all circumstances that may adversely affect an investment.

Due to confidentiality concerns, certain investment sponsors, including Underlying Managers (as defined below), may not permit the Fund to fully disclose information regarding the sponsor’s investment strategies, investments, risks and/or prior performance. In addition, certain Underlying Managers (as defined below) may provide limited information regarding their investment strategies or investments. Similar restrictions may apply in the case of other investments. Accordingly, in certain circumstances, the Investment Adviser may not have sufficient information to fully evaluate each aspect of a potential investment. In addition, such limitations or restrictions may impede the Investment Adviser’s ability to monitor the Fund’s investments.

Market Disruption Risk and Terrorism Risk. The military operations of the United States and its allies, the instability in various parts of the world and the prevalence of terrorist attacks throughout the world could have significant adverse effects on the global economy. In addition, certain illnesses have the potential to significantly affect the global economy. Terrorist attacks may also exacerbate some of the foregoing risk factors. A terrorist attack involving, or in the vicinity of, a Fund investment, directly or indirectly, may result in a liability far in excess of available insurance coverage. The Investment Adviser cannot predict the likelihood of these types of events occurring in the future nor how such events may affect the Fund.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sub-industries or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sub-industries or countries.

Global economies and financial markets are becoming increasingly interconnected and political and economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations. Furthermore, local, regional and global events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may not have the same impact on all types of securities and may expose the Fund to greater market or liquidity risk or cause difficulty in valuing portfolio instruments held by the Fund. This could cause the Fund to underperform other types of investments.

The severity or duration of such conditions and/or events may be affected by policy changes made by governments or quasi-governmental organizations. Recent instability in the financial markets has led governments across the globe to take a number of unprecedented actions designed to support the financial markets. Future government regulation and/or intervention may also change the way in which the Fund is regulated and could limit or preclude the Fund’s ability to achieve its investment objective. For example, one or more countries that have adopted the euro may abandon that currency and/or withdraw from the European Union, which could disrupt markets and affect the liquidity and value of the Fund’s investments, regardless of whether the Fund has significant exposure to European markets. In addition, governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions, which may affect the Fund’s investments in ways that are unforeseeable.

Market Volatility. The value of any securities in which the Fund may directly or indirectly invest varies in response to many factors. Factors specific to a company could result in a decrease in the value of the company’s securities. Factors specific to the industry in which the company participates can have a similar effect. The value of a company’s securities can also be adversely affected by changes in financial markets generally that are unrelated to the company itself or its industry. Current economic conditions in some cases have produced downward pressure on security prices and credit availability for certain companies without regard to those companies’ underlying financial strength. In addition, certain derivative and other equity-related instruments may be subject to additional risks, including liquidity risk, counterparty credit risk, legal risk and operations risk, may involve significant economic leverage and, in some cases, may be subject to significant risks of loss. These factors and others can cause significant fluctuations in the prices of the securities in which the Fund may directly or indirectly invest and can result in adverse effects on the Fund’s returns.

No Operating History. The Fund is newly organized and has no operating history. Investors will not have the opportunity to evaluate historical data prior to purchasing Shares. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that it will not achieve its investment objective or raise sufficient capital.

Non-Traditional Secondary Investments; Joint Investments; Other Investments. The Fund may invest with third-parties and otherwise through joint ventures, structured transactions and similar arrangements, and may invest in other non-traditional secondary investments such as fund recapitalizations, as well as other assets. These investments may be designed to share risk in the underlying investments with third-parties or may involve the Fund taking on greater risk generally with an expected greater return or reducing risk with a corresponding reduction in control or in the expected rate of return. These arrangements may expose the Fund to additional risks, including risks associated with counterparties and risks associated with the lack of registered title to the investments in the Underlying Private Funds, in addition to the normal risks associated with the Underlying Private Funds, their managers and portfolio companies. In addition, the Fund may make other investments with risk and return profiles that the Investment Adviser determines to be similar to those of traditional secondary investments. These investments may be outside the core expertise of the Investment Adviser and may involve different risks to those of traditional secondary investments.

Operational Risk. The Fund is dependent on the Investment Adviser’s and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of the Investment Management Agreement or an agreement with any third-party service providers, could cause delays or other problems in the Fund’s activities. The Fund’s financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond the Fund’s control and adversely affect the Fund’s business. There could be sudden electrical or telecommunications outages, natural disasters such as earthquakes, tornadoes and hurricanes, disease pandemics, events arising from local or larger scale political or social matters, including terrorist acts and acts of war, outages due to issues experienced by specific service providers; and/or cyber incidents. In addition to the Fund’s dependence on information systems, poor operating performance by the Fund’s service providers could adversely impact the Fund. These events, in turn, could have a material adverse effect on the Fund’s performance.

Other Regulatory Risks. The Fund may use derivatives that are subject to regulation by the CFTC. Because of this exposure to CFTC-regulated derivatives, the Investment Adviser could become subject to regulation as a “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and the CFTC’s rules and regulations with respect to the operations of the Fund. However, the Investment Adviser has claimed an exclusion with respect to the Fund from the definition of the term “commodity pool operator” under the CEA and, therefore, is not currently subject to registration or regulation as a pool operator under the CEA with respect to the Fund. If the Fund were to be subject to registration or regulation as a commodity pool operator under the CEA, the Fund may incur compliance and other expenses or otherwise disadvantage the Fund.

Partial or Total Loss of the Fund’s Capital. The Fund is intended for long-term investors who can accept the risks associated with investing in illiquid investments. There is no assurance that the Fund will achieve its investment or performance objectives, including the selection of suitable investment opportunities and the achievement of targeted rates of return. The possibility of partial or total loss of capital of the Fund exists, and prospective investors should not subscribe unless they can readily bear the consequences of a complete loss of their investment.

Potential Loss from Currency Fluctuations. The Fund may invest a portion of its capital outside the United States in non-U.S. dollar denominated securities. These investments involve special risks compared with investing exclusively in the United States. Because these investments may involve non-U.S. dollar currencies and because the Fund may hold funds in these currencies in bank deposits during the completion of the investment program, the Fund may be adversely affected by changes in currency rates (including as a result of the devaluation of a foreign currency) and in exchange control regulations and may incur costs in connection with conversions between various currencies. In addition, the equivalent U.S. dollar obligations of the Fund’s investments located outside of the United States may increase as a result of adverse changes in currency rates.

Preferred Equity Risk. Non-Traditional Secondaries include “Portfolio Finance” investments, which may include preferred equity investments. The Fund may also invest in other preferred equity investments, including preferred stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Preferred equity securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments and, therefore, will be subject to greater credit risk than those debt securities. In addition, while preferred equity transactions can take many forms, typically these transactions do not require the payment of cash interest, contain limited covenants and have no fixed maturity date, all of which would be typical for secured loans. While preferred equity securities are likely to provide seniority in the capital structure and may provide for more regular payments and current income to the Fund as compared to standard equity investments, the returns on preferred equity securities, unlike equity investments in Underlying Private Funds, may have limited upside relative to equity investment in Underlying Private Funds. Preferred equity securities may also be subject to optional or mandatory redemption provisions. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Private Company Investments Risk. Private companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives. The securities of private portfolio companies are illiquid, making it difficult for the Fund to sell such investments.

Private Equity Investments Risk. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles

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for making private equity investments, although the Fund may also co-invest directly in an operating company in conjunction with another fund. The GP Stake Investments and any direct investments made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

The activity of identifying, completing and realizing attractive secondary private equity investments is competitive, and involves a degree of uncertainty. Developing and maintaining relationships with sponsors of private funds, joint venture partners or management teams, on which some of the Fund’s strategy depends, is competitive. The supply and consequently the pricing of secondary investments is dependent on a number of factors that may be adversely impacted by general conditions in the global financial markets, including the rate at which such underlying sponsors are able to deploy capital, the performance and value of investments held by funds managed by such underlying sponsors and the ability for such investment funds to realize, recapitalize and/or refinance their own investments in order to return capital to their investors. Higher valuations and increased liquidity and return of capital in the private equity investment market may result in fewer attractive investment opportunities. The Fund will be competing for investments with many other private equity investors. There is no assurance that the Fund will be able to purchase interests at attractive discounts to net asset value, or at all. In addition, the Fund’s Incentive Fee structure could create an incentive to buy secondary investments with what the Investment Adviser believes have the greatest potential to generate unrealized gains for the Fund. Further, private company securities are often subject to contractual transfer limitations, which may, among other things, give the issuer, its assignees and/or its stockholders a particular period of time, often 30 days or more, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. Accordingly, the purchase agreements that the Fund enters into for secondary transactions for private company securities may require the lapse or satisfaction of these rights as a condition for closing, which could prevent the Fund from acquiring such securities.

The regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s and/or the Investment Adviser’s legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund and/or the Investment Adviser’s business. There can be no assurances that the Fund or the Investment Adviser will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

Regulated Portfolio Assets Risk. Certain Fund investments may be subject to regulations by applicable governmental organizations, quasi-government agencies, self-regulatory organizations and/or professional organizations. Such regulation and legislation are subject to the political process and have at times been in flux. Furthermore, investments in such assets may require disclosure of information about investors in the Fund. In addition, in connection with the requests of regulatory bodies or otherwise, issuers may request additional information regarding the investors in the Fund and their beneficial owners that is not in the possession of the Fund, or the Investment Adviser. If the requested information is not provided, or the Fund is otherwise unable to provide the requested information to the issuers, the Fund may not be able to participate in the applicable investment or the Fund’s investment may be adversely affected, including through the Fund being excluded from one or more investments or the Fund’s investment being redeemed, potentially at a discount to its fair market value. In addition, the Fund may invest indirectly in private companies in the healthcare sector. Such companies may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, changes in government funding to healthcare, an increased emphasis on outpatient services, demand for medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability.

Healthcare companies are also subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Regulation and Treatment of the Fund as a Bank Holding Company Affiliate. Goldman Sachs is regulated as a “bank holding company” under the Bank Holding Company Act (the “BHCA”), which generally restricts bank holding companies from engaging in business activities other than the business of banking and certain closely related activities. Goldman Sachs has elected to become a financial holding company under the BHCA and, as such, may engage in a broader range of financial and related activities, as long as Goldman Sachs continues to meet certain eligibility requirements.

The Fund is managed under the direction of the Board comprised of individuals, a majority of whom are independent of Goldman Sachs. As a result of this and other factors, the Fund will not be “controlled” by Goldman Sachs for BHCA purposes. If the Fund is not controlled by Goldman Sachs for BHCA purposes, the BHCA’s restrictions on Goldman Sachs’ activities and investments should not apply to the Fund.

However, if the Fund were deemed to be controlled by Goldman Sachs for bank regulatory purposes, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, may, among other things, restrict the transactions and relationships between the Investment Adviser, Goldman Sachs and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict investments and transactions by, and the operations of, the Fund. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities.

Repurchase Offers Risk. Liquidity for Shares will be limited to participation in the Fund’s share repurchase program, which the Fund has no obligation to maintain. When the Fund makes quarterly Repurchase Offers pursuant to the share repurchase program, the Fund will offer to repurchase Shares at a price that is estimated to be equal to NAV per share on the last calendar day of such quarter, which may be lower than the price paid for Shares. As a result, to the extent a shareholder has the ability to sell Shares pursuant to the Fund’s share repurchase program, the price at which a shareholder may sell Shares may be lower than the amount paid in connection with the purchase of such Shares in this offering.

Further, the Investment Adviser, through an affiliate, may determine to make an investment of capital in the Fund or, pursuant to exemptive relief, receive Shares of the Fund as compensation under the Investment Management Agreement. As a result, the Investment Adviser may own a substantial amount of the Fund’s outstanding Shares. The Investment Adviser may periodically elect to tender any or all of its Shares for repurchase under the Fund’s share repurchase program. Any such tenders by the Investment Adviser could have a negative impact on the Fund, including on the Fund’s liquidity, and could reduce the opportunity for other shareholders to tender the full amount of their Shares in a given quarter.

The Board may amend, suspend or terminate the share repurchase program at any time in its discretion. Shareholders may not be able to sell Shares at all in the event the Board amends, suspends or terminates the share repurchase program, absent a liquidity event, and the Fund currently does not intend to undertake a liquidity event, and is not obligated by the Fund’s Declaration of Trust or otherwise to effect a liquidity event at any time. The Fund will notify shareholders of such developments in reports and other filings. If less than the full amount of Shares requested to be repurchased in any given Repurchase Offer are repurchased, funds will be allocated pro rata based on the total number of Shares being repurchased without regard to class. If the Fund only purchases a pro rata portion of a shareholder’s Shares, the shareholder will need to wait until a subsequent Repurchase Offer in order to tender its remaining Shares. Shareholders will be subject to the risk of NAV fluctuations during that period. The share repurchase program has many limitations and should not be relied upon as a method to sell shares promptly or at a desired price.

In the event a shareholder chooses to participate in the Fund’s share repurchase program, the shareholder will be required to provide the Fund with notice of intent to participate prior to knowing what the NAV per share of the class of shares being repurchased will be on the repurchase date. Although a shareholder will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent a shareholder seeks to sell Shares to the Fund as part of the Fund’s periodic share repurchase program, the shareholder will be required to do so without knowledge of what the repurchase price of Shares will be on the repurchase date.

Risks of Investing with Other Parties; Non-Controlling Investments. The Fund generally will have limited to no ability to direct the affairs of its investments, and the Fund generally will not have the right to determine the timing or terms of the disposition of investments by Underlying Private Funds, but rather will be required to rely on the third-

party sponsor or lead investor, as the case may be, to make such determinations for Underlying Private Funds, which may or may not be in the best interest of the Fund. The Fund will not have an active role in the management of investments by Underlying Private Funds and will likely be relying on third-parties to make significant management decisions. There can be no assurance that such management teams will produce the expected results. The Fund’s ability to withdraw from or transfer its investment in any Underlying Private Fund or other investment will typically be limited. As a result, the performance of the Fund’s investments in Underlying Private Funds will depend significantly on the investment and other decisions made by third-parties, which could have a material adverse effect on the returns achieved by investors in the Fund.

Risks Relating to the Potential Use of Pass-Through Entities. To the extent permitted by applicable law (including the 1940 Act), the Fund may make investments through one or more partnerships or other pass-through entities in which the sole beneficial interest holders are the Fund. These investment vehicles may incur leverage. To the extent permitted by applicable law including the 1940 Act, the Fund may guarantee the obligations of these investment vehicles and/or assign and pledge certain assets of the Fund to these investment vehicles in order to secure borrowings or other leverage. Failure by such a vehicle to meet its obligations could have adverse effects on the Fund, including the acceleration of payment obligations under any leverage facility used by the vehicle. The Fund may enter into one or more secured credit facilities whereby each credit facility is secured by the assets of a different wholly owned subsidiary of the Fund.

Sector Risk. To the extent the Fund focuses its investments in one or more sectors, the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Selecting Underlying Managers and Underlying Private Funds. In determining whether to cause the Fund to invest in a particular Underlying Private Fund, the Fund is expected to rely primarily on XIG’s analysis of the reputation, experience and track record of the underlying manager offering the Underlying Private Fund (“Underlying Manager”). XIG’s analysis of a particular Underlying Private Fund will be based primarily on the due diligence and financial analysis prepared by the sponsoring Underlying Manager.

Further, the success of any Underlying Private Fund, once made, is substantially dependent on the expertise of numerous Underlying Managers who are actively involved in running and overseeing the Underlying Private Funds to help underwrite, operate, manage and dispose of assets.

The Underlying Private Funds will be managed by Underlying Managers unrelated to Goldman Sachs. The Fund generally does not expect to have the opportunity to evaluate or to approve specific investments made by any Underlying Manager, and none of the Investment Adviser, XIG, or the Fund will have an active role in the day-to-day management of the Underlying Private Funds. As a result, the returns of these investments will depend largely on the performance of these unrelated Underlying Managers and could be substantially adversely affected by the unfavorable performance and/or practices and policies of these Underlying Managers. For example, an Underlying Manager may suffer a business failure or become bankrupt, may engage in illegal activities, may breach its fiduciary or other duties, or may engage in activities that compete with other investments of the Fund. Underlying Managers may also allocate investment opportunities or expenses and fees in a manner that is not fair and equitable and that could adversely impact the Fund. While XIG performs a detailed assessment on Underlying Managers on a variety of key investment, operational and legal areas as part of its diligence in connection with considering making a commitment to an Underlying Manager’s Underlying Private Fund, there can be no assurance that such assessment will identify all potential risks of problems or issues with an Underlying Manager or verify the compliance of an Underlying Manager with its stated policies and procedures. The due diligence information on which XIG relies may be difficult to obtain, limited in scope or inaccurate. Many Underlying Managers operate in an unregulated environment, and XIG may have little or no oversight over or input in the activities of such Underlying Managers. In all cases, the Fund will rely on each Underlying Manager to manage its activities in a manner consistent with its stated disclosures and applicable laws and regulations.

As noted above, the success of an Underlying Private Fund, and, in turn, the Fund, is substantially dependent on the Underlying Managers and the individuals associated with such Underlying Managers. Should one or more of these individuals become incapacitated or in some other way cease to participate in the Underlying Private Fund, the Fund’s performance could be adversely affected. Similarly, the Fund will not control these Underlying Private Funds and is under no obligation to seek to control or influence any

Underlying Private Fund or Underlying Manager. These and other problems, including the deterioration of the business relationship between the Fund and an Underlying Manager, could have a material adverse effect on the assets managed by such Underlying Manager. There can be no assurance that the Underlying Private Funds will achieve their respective investment or performance objectives. The failure of one or more of the Underlying Private Funds to meet their respective investment or performance objectives could have a material adverse effect on the Fund. In any event, the historical performance of an Underlying Manager is not indicative of its future performance, which can vary considerably.

Start-up or Venture Portfolio Companies. Investments in portfolio companies that are newly formed, less mature than their competition, or that are engaged in business in a rapidly evolving industry involve a particularly high degree of business and financial risk. These companies may: (a) be in an early stage of development and not have a proven operating history; (b) be operating at a loss or have significant variations in operating results; (c) be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; (d) require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; (e) rely on the services of a limited number of key individuals, the loss of any of whom could significantly adversely affect investment performance; and (f) otherwise have a weak financial condition or be experiencing financial difficulties. In addition, such investments may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities, and a larger number of qualified management and technical personnel.

Tax Risk. Although the Fund intends to elect to be treated, and intends to qualify annually, as a regulated investment company (“RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), the Fund cannot assure shareholders that the Fund will be able to maintain RIC status. To obtain and maintain RIC status and be relieved of U.S. federal income taxes on income and gains distributed to its shareholders, the Fund must meet the annual distribution, source-of-income and asset diversification requirements described below.

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The annual distribution requirement for a RIC will be satisfied if the Fund distributes to its shareholders on an annual basis at least 90% of its investment company taxable income (generally its ordinary income plus the excess of recognized net short-term capital gain over recognized net long-term capital loss, reduced by deductible expenses but determined without regard to any deduction for dividends paid) for each taxable year. Because the Fund expects to use debt financing, the Fund expects to be subject to an asset coverage ratio requirement under the 1940 Act, and the Fund expects to be subject to certain financial covenants contained in its credit agreements and other debt financing agreements. This asset coverage ratio requirement and these financial covenants could, under certain circumstances, restrict the Fund from making distributions to its shareholders that are necessary for the Fund to satisfy the distribution requirement. If the Fund is unable to obtain cash from other sources, and thus is unable to make sufficient distributions to its shareholders, the Fund could fail to maintain its status for RIC tax treatment and thus become subject to Fund-level U.S. federal income tax (and any applicable U.S. state and local taxes) at the regular corporate rate. While distributions of net capital gains are not required for maintaining the Fund’s RIC status, any undistributed net capital gains will be subject to Fund-level U.S. federal income tax at regular corporate rates.

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The source-of-income requirement will be satisfied if at least 90% of the Fund’s gross income for each year is derived from dividends, interest, gains from the sale of stock or securities or certain other similar sources.

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The asset diversification requirement will be satisfied if, at the end of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other acceptable securities, and no more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in the Fund’s having to dispose of certain investments quickly in order to prevent the loss of the Fund’s RIC status.

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If the Fund fails to maintain its RIC status for any reason and does not qualify for certain relief provisions under the Code, the Fund would be subject to Fund-level U.S. federal income tax (and any applicable U.S. state and local taxes) at the regular corporate rate. In this event, the resulting taxes could substantially reduce the Fund’s Net Assets, the amount of the Fund’s income available for distribution and the amount of the Fund’s distributions to its shareholders, which would have a material adverse effect on the Fund’s financial performance and its shareholders’ return on their investments in the Fund. For additional discussion regarding the tax implications of a RIC, see “Taxation.”

The Fund May Make Commitments Representing a Substantial Portion of its Total Assets. To the extent permitted by applicable law, the Fund may make commitments to issuers of private investments and Underlying Private Funds in which it invests that represent a substantial portion of the total assets of the Fund, including through the use of leverage. As a result, in certain circumstances, the Fund may need to retain investment income, borrow funds or liquidate some or all of its investments prematurely at potentially significant discounts to market value if the Fund does not have sufficient liquid assets to meet these commitments; however, the Fund will not borrow in excess of applicable limitations under the 1940 Act.

Underlying Private Funds Generally. The Underlying Private Funds are not registered as investment companies under the 1940 Act. Accordingly, the provisions of the 1940 Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts, impose leverage restrictions and regulate the relationship between the investment company and its asset management as well as the relationship between the investment company and its affiliates, are not applicable to an investment in the Underlying Private Fund. Accordingly, securities of the Underlying Private Funds tend to be more illiquid and highly speculative. The Underlying Private Funds’ investments may therefore impact the strategies, risks and costs of and for the Fund itself. Shareholders will have limited information about the Underlying Private Funds in which the Fund is investing, including with respect to the Underlying Private Funds’ holdings, liquidity and valuation. In addition, the Underlying Private Funds have complex fee structures, including performance fees, that are broader than what is permitted for certain registered funds, and shareholders may pay these fees indirectly by investing in the Fund. Underlying Private Funds may receive performance fees even if other of the Underlying Private Funds that the Fund invests in or the overall performance of the Fund is negative which may further negatively impact the Fund’s performance. Furthermore, the Fund may have challenges in monitoring operations and performance of the Underlying Private Funds due to the inability to access information about Underlying Private Fund investments and valuations. The Fund can only value Underlying Private Funds at net asset value if permitted by applicable accounting standards.

Underlying Private Funds Invest Independently. The Underlying Private Funds in which the Fund plans to invest generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that these Underlying Private Funds do, in fact, hold such positions, the Underlying Private Funds in which the Fund invests, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, the portfolio managers of certain Underlying Private Funds may be compensated based on the performance of their investments. Accordingly, there may often be times when certain Underlying Managers may receive incentive compensation in respect of their investments for a period even though the Underlying Private Funds overall depreciated during such period.

Underlying Private Funds Lack Liquidity. The Underlying Private Funds primarily hold investments in private markets and other assets with limited liquidity. In addition, the Underlying Private Funds may offer limited or no liquidity for extended periods. To the extent that the Underlying Private Funds provide liquidity, the Underlying Private Funds may impose lock-up periods, withdrawal fees, redemption gates or other measures, that further impact liquidity.

This lack of liquidity of the Underlying Private Funds creates several risks. First, it makes it difficult for the Investment Adviser to determine if an Underlying Private Fund is accurately valuing its positions because of the uncertainty regarding the realization of the prices that are quoted if the Underlying Private Fund were to attempt to liquidate its portfolio at those prices. Second, it increases the risk that withdrawals from such Underlying Private Funds by other investors will cause reductions in the net asset value of those Underlying Private Funds merely due to selling pressure, rather than a fundamental change in the investments themselves. Third, it increases the risk that an Underlying Private Fund will not honor the Fund’s liquidity expectations. The Underlying Private Funds may have restrictions in their governing documents that limit or restrict the Fund’s ability to withdraw funds. To the extent that the Fund is able to withdraw funds, its ability to withdraw funds will typically be limited to calendar month or quarter ends (or less frequently) on significant prior notice, and the Underlying Private Funds may nevertheless be unable to abide by these somewhat onerous liquidity provisions.

A side effect of this inability to withdraw from an Underlying Private Fund is the Investment Adviser’s inability to re-allocate the Fund’s assets as dynamically as the Investment Adviser may otherwise desire. This limitation exists even when an Underlying Private Fund has not implemented a constraint on its expected liquidity. Given that, even in the best of times, these Underlying Private Funds permit withdrawals only infrequently and on significant advance notice, the Fund’s flexibility to reallocate assets among Underlying Private Funds is limited.

The Investment Adviser has no control over the liquidity of Underlying Private Funds and depends on the Underlying Private Funds to provide appropriate valuations as well as liquidity. In some cases, the Investment Adviser will allocate Fund assets to Underlying Private Funds that later impose liquidity constraints making it impossible to terminate them as desired by the Investment Adviser. Restrictions on liquidity imposed by the Underlying Private Funds may materially impact the Fund’s ability to repurchase Shares. An inability to withdraw from an Underlying Private Fund may expose the Fund to losses it could have otherwise avoided if the Fund had been able to withdraw from such Underlying Private Fund. It may also cause the Fund to become unbalanced as it is forced to obtain liquidity from those Underlying Private Funds which provide such liquidity. In certain cases, other investors in an Underlying Private Fund may have preferential withdrawal rights as compared to the Fund, the exercise of which could materially adversely affect the Fund’s investment in such Underlying Private Fund.

Valuation Risk. Market prices are not readily available for many of the Fund’s investments. The fair value of such securities is determined by the Board’s valuation designee pursuant to procedures governing the valuation of portfolio securities adopted by the Board. Proper valuation of such securities may require more reliance on the judgment of the Investment Adviser than for valuation of securities for which an active trading market exists. Any incorrect valuations of the Fund’s investments could have an adverse effect on the Fund’s net asset value and shareholder transactions in the Shares.

The GP Stake Investments and Underlying Private Funds in which the Fund invests will not have readily ascertainable market prices and will be valued by the Investment Adviser based on input from the sponsor or general partner of such investment. The Investment Adviser generally intends to rely upon the most recent valuations provided to it by the relevant Underlying Managers of such Underlying Private Funds adjusted for subsequent contributions to or distributions from such investments. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by a third-party sponsor or general partner, the accuracy of the valuations provided by the sponsor or general partner, that such sponsor or general partner will comply with their own internal policies or procedures for keeping records or making valuations, or that the sponsor or general partner maintain policies and procedures and systems which will not change without notice to the Fund. As a result, the valuation of GP Stake Investments and Underlying Private Fund securities may fail to match the amount ultimately realized with respect to the Fund’s investment in GP Stake Investments and Underlying Private Funds. Further, the fair values of Underlying Private Funds are subject to adjustment or revisions under certain circumstances. Such adjustments and revisions will not, in most cases, result in an adjustment to the number of Shares received by the shareholder in a purchase, or a shareholder’s repurchase proceeds in a Repurchase Offer.

Warehouse Investments Risk. The Fund may not be able to realize the anticipated benefits from the Warehouse Investments (as defined below). Purchases of assets from the Forward Seller (as defined below) will be at prices determined under the terms of the Purchase Agreement. If the fair market value of the assets when the Fund acquires such assets is less than the amount owed to the Forward Seller under the Purchase Agreement, then an affiliate of the Investment Adviser will pay the shortfall to the Forward Seller.

Management Fee	In consideration of the advisory services provided by the Investment Adviser, the Investment Adviser is entitled to receive a monthly management fee (the “Management Fee”) at an annual rate equal to 1.25% of the Fund’s net assets at the end of the most recently completed calendar month, provided, that, if the Fund calculates its net asset value more frequently than monthly, the Management Fee shall be calculated on the same frequency as the net asset value is calculated.The Management Fee for any partial month will be appropriately prorated.

For purposes of determining the Management Fee payable to the Investment Adviser for any month, the net asset value is calculated after any subscriptions but prior to any repurchases occurring in that month and prior to any reduction for the Management Fee and the Incentive Fee (as defined below) (if applicable) payable to the Investment Adviser for that month.

The Investment Adviser has agreed to waive the Management Fee in its entirety for a one-year period commencing on the date that the Minimum Offering Requirement is met and the Fund commences operations. The Investment Adviser may not terminate the arrangement without the approval of the Board. In addition, the Investment Adviser may waive a portion of its Management Fee in an amount equal to any management fees it earns as an investment adviser to affiliated funds, including any affiliated Underlying Private Funds, in which the Fund invests, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place.

Incentive Fee	The Investment Adviser (or, to the extent permitted by applicable law, an affiliate of the Investment Adviser) will be entitled annually to receive an incentive fee (the “Incentive Fee”) for each share class of the Fund in an amount equal to:

(a)   First, if the Net Profits (as defined below) for the applicable period exceed the sum of (i) the Hurdle Amount (as defined below) for that period and (ii) the then balance, if any, of the Loss Recovery Account (as defined below), then 100% of Net Profits until the total amount paid to the Investment Adviser equals 12.5% of the sum of (i) the Hurdle Amount for that period and (ii) any accrued Incentive Fee pursuant to this paragraph (a) (any such amount, the “Catch Up”).

(b) Second, to the extent there are remaining Net Profits, 12.5% of such remaining Net Profits.

“Net Profits” shall mean, for each share class of the Fund, the amount by which the sum of (A) the NAV per share as of the end of each fiscal period ending March 31 before giving effect to any accrual to the Incentive Fee and applicable expenses for the Distribution and Servicing Fees (as defined below) and (B) the amount of dividends and other distributions accrued or paid in respect of the Fund during such fiscal period exceeds the NAV per share as of the beginning of such period. “Net Losses” shall mean, for each share class of the Fund, the amount by which the NAV per share as of the beginning of each fiscal period ending March 31 exceeds the sum of (A)

the NAV per share as of the end of such fiscal period before giving effect to any accrual to the Incentive Fee and applicable expenses for the Distribution and Servicing Fees, and (B) the amount of dividends and other distributions accrued or paid in respect of the Fund during such fiscal period. Net Profits and Net Losses shall be calculated based on the number of outstanding shares at the end of each fiscal period ending March 31.

“Hurdle Amount” means, for any fiscal period beginning on April 1 (or in the case of the Fund’s first fiscal period, the commencement of operations of the Fund), an amount that results in a 5% annualized total return on the NAV of the relevant class of shares, calculated before giving effect to any accrual to the Incentive Fee and applicable expenses for the Distribution and Servicing Fees and adjusted for any dividends and other distributions accrued or paid. The Hurdle Amount is not cumulative and will reset each fiscal period ending March 31.

Except as described in Loss Recovery Account below, any amount by which Net Profits falls below the Hurdle Amount will not be carried forward to subsequent periods.

“Loss Recovery Account” means a memorandum account maintained by the Fund on a per share basis, which will have an initial balance of zero and will be (i) increased upon the close of each fiscal period ending March 31 by the amount of the Net Losses of each share class for the period, before giving effect to any distributions for such period, and (ii) decreased (but not below zero) upon the close of each fiscal period ending March 31 by the amount of the Net Profits for such period. For purposes of the Net Profits, Net Losses and Hurdle Amount calculation, the NAV shall include unrealized appreciation or depreciation of investments and realized income and gains or losses.

Incentive Fees are accrued monthly and paid annually; provided, however, that any Incentive Fees accrued in the NAV of shares tendered for repurchase throughout each fiscal period ending March 31 will be paid at the time of such repurchase.

Any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s investments may be computed and paid on gain or income that is unrealized, and the Investment Adviser is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received. If a Fund investment with an unrealized gain subsequently decreases in value, it is possible that such unrealized gain previously included in the calculation of an Incentive Fee will never become realized. Thus, the

Fund could have paid an Incentive Fee on income or gain the Fund never received. Further, shareholders may be charged an Incentive Fee on an income and capital appreciation amount that is greater than the income and capital appreciation they may receive from the Fund.

Minimum Offering Requirement	The initial closing of this offering will occur as soon as practicable in the sole discretion of the Investment Adviser upon the receipt and acceptance by the Fund of aggregate commitments (“Capital Commitments”) totaling at least $150 million, as may be amended by the Investment Adviser at its sole discretion (the “Minimum Offering Requirement”). Upon reaching the Minimum Offering Requirement, and approval by the Board to purchase the Warehouse Investments (as defined below), the Capital Commitments (and not cash or other funds) held in escrow will be called from investors and the Fund will commence operations.

Investors will be required to fund a single drawdown (the “Drawdown”) to purchase Shares equal to 100% of their respective Capital Commitments at the initial closing (the “Drawdown Notice”). The Drawdown Notice will request the full subscription amount of the investor’s Drawdown (the “Drawdown Amount”) and provide the date (the “Drawdown Date”) on which the Drawdown Amount is due. The Fund will deliver the Drawdown Notice at least ten (10) calendar days prior to the Drawdown Date. After the Minimum Offering Requirement is satisfied, the Fund will accept subscriptions on a monthly basis. If aggregate commitments do not meet the Minimum Offering Requirement, the Fund may release investors from such commitments and dissolve. See “Plan of Distribution.” Subscriptions to purchase Shares of the Fund after the Minimum Offering Requirement is satisfied may be made on an ongoing basis, but investors may only purchase Shares pursuant to accepted subscription orders as of the first day of each month. See “Shareholder Guide – How to Subscribe.”

Eligible Investors	The Fund will sell its Shares only to prospective investors who meet the definition of “qualified client” as defined in Rule 205-3 under the Advisers Act. A “qualified client” is a person who, or a company that, (i) has at least $1,400,000 under the management of the Investment Adviser; (ii) has a net worth (together, in the case of a person, with assets held jointly with a spouse) of more than $2,700,000; or (iii) is a “qualified purchaser” as defined in Section 2(a)(51)(A) of the 1940 Act. The “qualified client” criteria will apply to all investors and will not be waived. Investors meeting these requirements are referred to in this Prospectus as “eligible investors.” See “Eligible Investors.” The Distributor may impose additional eligibility requirements on investors.

Plan of Distribution	Goldman Sachs & Co. LLC (“GS&Co.” or the “Distributor”), located at 200 West Street, New York, New York 10282, serves as the Fund’s principal underwriter and acts as the Distributor of the Fund’s Shares on a best efforts basis, subject to various conditions. The Fund’s Shares are offered for sale through the Distributor at NAV. The Distributor also may enter into selling agreements with certain financial intermediaries, including banks, trust companies, brokers, registered investment advisers and other financial institutions (“Intermediaries”), for the sale and distribution of the Fund’s Shares. While Class I, Class S, Class D and Class E Shares do not impose a front-end sales charge, if you purchase Class I, Class S, Class D and Class E Shares through certain Intermediaries, they may directly charge you transaction or other fees in such amount as they determine.

The Distributor is not required to sell any specific number or dollar amount of the Fund’s Shares, but will use its best efforts to solicit orders for the sale of the Shares. Shares of the Fund will not be listed on any national securities exchange and the Distributor will not act as a market maker in Fund Shares.

If you purchase the Fund through an Intermediary, the Fund and/or its affiliates may pay the Intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

After the Minimum Offering Requirement is satisfied, the Fund will accept subscriptions on a monthly basis.

Distribution and Servicing Fee	Certain share classes of the Fund pay to the Distributor a distribution and/or service fee, payable monthly in arrears, based on a percentage of the Fund’s aggregate net assets attributed to such share class as set forth below. As used throughout this prospectus, “Distribution and Servicing Fee” shall refer, collectively, to the fee for distribution-related services and the fee for shareholder services. The Distribution and Servicing Fee for any partial month will be appropriately prorated.

Share Class	Distribution Services	Shareholder Services	Maximum Distribution- Related and Shareholder Services
Class I	N/A	N/A	N/A
Class S	0.85%	0.25%	0.85%
Class D	0.25%	0.25%	0.25%
Class E	N/A	N/A	N/A

The Distributor may pay various Intermediaries substantially all of the Distribution and Servicing Fee, which they will use to compensate their representatives for sales and/or support services.

The Distributor, or its affiliates, may directly place certain classes of Shares in the Fund, and for such directly-placed shares, will retain all or a portion of the Distribution and Servicing Fee (as applicable).

Distributions; Timing of Distributions	Subject to the terms of any financing arrangements or other obligations or Preferred Shares (defined below), the Fund, in its sole discretion, generally intends each year to make distributions to shareholders at rates that reflect the past and projected net income of the Fund. In addition, the Fund may make supplemental or special distributions from time to time including, but not limited to, distributions to address any distributable realized gains, to satisfy the distribution requirements necessary to maintain the Fund’s RIC status, or to avoid the imposition of U.S. federal excise tax. Subject to applicable law, the Fund may fund a portion of its distributions with gains from the sale of portfolio securities and other sources. The dividend rate that the Fund pays on its Shares may vary as portfolio and market conditions change, and will depend on a number of factors, including without limitation the amount of the Fund’s undistributed net investment income and net short-and long-term capital gains, as well as the costs of any leverage obtained by the Fund (including interest expenses on any reverse repurchase agreements, dollar rolls and borrowings and dividends payable on any Preferred Shares issued by the Fund).

For a discussion of factors that may cause the Fund’s income and capital gains (and therefore the dividend) to vary, see “Risks of the Fund.” The Fund intends to distribute each year all of its net investment income and net short-term capital gains. In addition, while the Fund generally intends to distribute at least annually substantially all of its net realized long-term capital gains not previously distributed, if any, it may retain all or a portion of such amounts for reinvestment. The net investment income of the Fund consists of all income (other than net short-term and long-term capital gains) less all expenses of the Fund (after it pays accrued dividends on any outstanding Preferred Shares). The initial distribution will be declared on a date determined by the Board. In addition, the distributions the Fund pays to its shareholders in a year may exceed the Fund’s net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes.

The Fund reserves the right to change its distribution policy and the basis for establishing the rate of its distributions at any time and may do so without prior notice to common shareholders. Payment of future distributions is subject to approval by the Board, as well as meeting the covenants under any credit facilities and the asset coverage requirements of the 1940 Act. See “Additional Information About the Fund—Distributions.”

The per share amount of distributions on Class I, Class S, Class D and Class E Shares will generally differ because of different class-specific Distribution and Servicing Fees that are deducted from the gross distributions for each share class. Specifically, distributions on Class S Shares will be lower than Class D Shares, Class I Shares and Class E Shares, and distributions on Class D Shares will be lower than Class I Shares and Class E Shares because the Fund is required to pay higher ongoing Distribution and Servicing Fees with respect to the Class S Shares (compared to Class D Shares, Class I Shares and Class E Shares), and is required to pay higher ongoing Distribution and Servicing Fees with respect to Class D Shares (compared to Class I Shares and Class E Shares). There are no Distribution and Servicing Fees with respect to Class I Shares and Class E Shares.

Dividend Reinvestment Plan	Common shareholders will automatically have all dividends and distributions reinvested in Shares of the Fund in accordance with the Fund’s DRIP, unless an election is made to receive cash by contacting the Plan Agent (as defined herein), at (312)-655-4419. See “Additional Information about the Fund— Dividend Reinvestment Plan.”

Periodic Repurchase Offers	No shareholder has the right to require the Fund to redeem his, her or its Shares. The Fund may from time to time offer to repurchase Shares pursuant to written tenders by shareholders (each, a “Repurchase Offer”). The Investment Adviser generally intends to recommend to the Board (subject to its discretion) that the Fund offer to repurchase Shares from shareholders on a quarterly basis in an amount not to exceed 5% of the Fund’s net asset value.

Any repurchase of Shares from a shareholder which were held for less than one year (on a first-in, first-out basis) will be subject to an “Early Repurchase Fee” equal to 2% of the net asset value of any Shares repurchased by the Fund that were held for less than one year. If an Early Repurchase Fee is charged to a shareholder, the amount of such fee will be retained by the Fund.

The Fund may impose a repurchase fee payable to the Fund to help it defray its expenses of making Repurchase Offers. Any such fee will not exceed 2% of the proceeds of a Repurchase Offer.

There is no minimum number of Shares which must be repurchased in any Repurchase Offer. The Fund has no obligation to repurchase Shares at any time; any such repurchases will only be made at such times, in such amounts and on such terms as may be determined by the Board, in its sole discretion. In determining whether the Fund should offer to repurchase Shares, the Board will consider the recommendations of the Investment Adviser as to the timing of such an offer, as well as a variety of operational, business and economic factors. The Investment Adviser generally intends to recommend to the Board that the Fund offer to repurchase Shares from shareholders quarterly.

If a Repurchase Offer is oversubscribed by shareholders who tender Shares, the Fund will repurchase a pro rata portion by value of the Shares tendered by each shareholder, extend the Repurchase Offer, or take any other action with respect to the Repurchase Offer permitted by applicable law. If the Fund only purchases a pro rata portion of a shareholder’s Shares, the shareholder will need to wait until a subsequent Repurchase Offer in order to tender its remaining Shares. Shareholders will be subject to the risk of NAV fluctuations during that period. The Fund also has the right to repurchase all of a shareholder’s Shares at any time if the aggregate value of such shareholder’s Shares is, at the time of such compulsory repurchase, less than the minimum initial investment applicable for the Fund. In addition, the Fund has the right to repurchase Shares of shareholders if the Fund determines that the repurchase is in the best interest of the Fund or upon the occurrence of certain events specified in the Fund’s Declaration of Trust, in accordance with the requirements of the 1940 Act, including Rule 23c-2 thereunder. See “Risks of the Fund—Principal Risks of the Fund—Repurchase Offers Risk.”

In the future, the Fund may determine to adopt a policy in reliance on Rule 23c-3 under the 1940 Act and convert to an interval fund. The Fund currently expects to provide liquidity to shareholders through quarterly tender offers as discussed above. If the Fund were to adopt a fundamental policy to operate as an interval fund in the future, however, then the Fund would be required to make offers to repurchase between 5% and 25% of its outstanding Shares at net asset value, pursuant to Rule 23c-3 under the 1940 Act on a quarterly, semi-annual or annual basis. Interval funds also are subject to specific liquidity requirements under Rule 23c-3, which require an interval fund to maintain assets equal to 100% of a repurchase offer amount that can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a repurchase request deadline and the repurchase pricing date, or of assets that mature by the next repurchase payment deadline, from the time the Fund sends a notification of a repurchase offer to shareholders until the repurchase pricing date. Moreover, converting to an interval fund would result in the Fund calculating its NAV on a daily or weekly basis. There is currently no timeline or intention for an adoption of a fundamental policy to operate as an interval fund. If the Fund determines to adopt such a fundamental policy in the future, however, then it would notify shareholders in advance.

Preferred Shares	Although the Fund has no intention of issuing preferred Shares (“Preferred Shares”) within one year of the date of this Prospectus, the Fund may offer Preferred Shares as a means of providing leverage to the Fund in an aggregate amount of up to 50% of the Fund’s Managed Assets immediately after such issuance. Shareholders will not have any preemptive rights to purchase any Preferred Shares that may be issued.

Furthermore, while any Preferred Shares or debt securities are outstanding, the Fund may be prohibited from making distributions to shareholders unless it meets the applicable asset coverage ratio at the time of the distribution.

By way of clarification, Preferred Shares are not considered “Shares,” as such term is used in this prospectus.

Expenses	The Fund shall bear all of its own expenses, including without limitation: the Management Fee; the Distribution and Servicing Fee, as applicable; expenses (including financing, due diligence, travel and other costs) related to the acquisition, holding, monitoring and disposition of the Fund’s portfolio investments; accounting, audit and tax preparation fees and expenses; administrative expenses and fees; legal fees and expenses; transfer agency fees and expenses; custody fees and expenses; the costs of any errors and omissions/directors and officers liability insurance or any fidelity bond; printing; mailing; subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of the Fund’s participating brokers; reasonable bona fide due diligence expenses of participating brokers supported by detailed and itemized invoices; costs in connection with preparing sales materials and other marketing expenses; design and website expenses, fees to attend retail seminars sponsored by participating brokers, if any; and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, brokers, registered investment advisors or financial or other advisors; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Investment Adviser and any custodian or other agent engaged by the Fund; interest expenses; taxes; credit facility commitment fees; other borrowing-related costs; any extraordinary expenses; organizational costs; and such other expenses as may be approved from time to time by the Board.

With respect to each share class, the Investment Adviser has contractually agreed to reduce or limit “Other Operating Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, distribution and service fees, as applicable, taxes, interest, credit facility commitment fees, other borrowing-related costs, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses (“Excluded Expenses”)), pursuant to an expense limitation agreement, to 0.60% of the Fund’s average monthly net assets attributed to such class (“Expense Cap”) for a one-year period commencing on the date that the Minimum Offering Requirement is met and the Fund commences operations, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board. The expense limitation agreement shall continue in effect for successive one-year periods, provided that such continuance is consented to by the Investment Adviser and approved by the Board. Other Operating Expenses are defined below under the “Fee Table.” With respect to each class of Shares, the Fund agrees to repay the Investment Adviser any expenses assumed under the Expense Cap for such class of Shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Investment Adviser, whichever is lower. Any such repayments must be made within thirty-six months after the month in which the Investment Adviser incurred the expense.

In addition, the Investment Adviser has contractually agreed, pursuant to an expense support agreement, to reimburse a portion of Class E’s “Total Annual Expenses” (excluding Excluded Expenses, the Management Fee, the Incentive Fee, and custody fees and expenses). The reimbursement shall accrue monthly and, for each month, shall equal one-twelfth of the applicable annual reimbursement rate multiplied by Class E’s net assets as of the last day of the immediately preceding month, adjusted for current month subscriptions (“adjusted net assets”). The applicable annual reimbursement rate shall be equal to: (a) 0.30% if Class E’s adjusted net assets are less than $500,000,000; (b) 0.40% if Class E’s adjusted net assets are equal to or greater than $500,000,000 but less than or equal to $1,000,000,000; and (c) 0.50% if Class E’s adjusted net assets are greater than $1,000,000,000, provided that, in each instance, the Investment Adviser shall not provide a reimbursement in excess of such “Total Annual Expenses” (excluding Excluded Expenses, the Management Fee, the Incentive Fee, and custody fees and expenses). The Investment Adviser may not recoup expenses reimbursed pursuant to the expense support agreement for Class E’s “Total Annual Expenses.” This reimbursement arrangement will remain in effect for a one-year period commencing on the date that the Minimum Offering Requirement is met and the Fund commences operations. The expense support agreement shall continue in effect for successive one-year periods, provided that such continuance is consented to by the Investment Adviser and approved by the Board.

Except as set forth herein or in another agreement between the Fund and the Investment Adviser, the Investment Adviser will bear all of its costs incurred in providing services to the Fund.

Underlying Private Fund Fees and Expenses	The Fund will indirectly bear, as applicable, the management fees and carried interest allocations (or equivalent) of the Underlying Private Funds and certain other portfolio investments; the expenses of the Underlying Private Funds and certain other portfolio investments, including without limitation, investment-related expenses, non-investment related interest expense, administrative expenses and fees and disbursements of attorneys and accountants engaged on behalf of the Underlying Private Funds and certain other portfolio investments, and other ordinary and extraordinary expenses.

Leverage	The Fund may borrow funds or otherwise utilize leverage for a variety of purposes, subject to the limitations of the 1940 Act, including as part of the Fund’s investment program, to meet other short-term liquidity needs, including payment of fees and expenses, to satisfy repurchase requests from shareholders, and to facilitate the Fund’s hedging activities. The Fund will be limited in its ability to borrow (or guarantee other obligations) to amounts such that the Fund’s asset coverage ratio (as defined in the 1940 Act) would be less than 300%, calculated at the time of such incurrence (i.e., the value of the Fund’s total assets less liabilities other than the principal amount represented by indebtedness must be at least 300% of the principal amount represented by indebtedness at the time of incurrence). Subject to the restrictions of the 1940 Act, the Fund may also engage in leverage through the use of one or more partnerships or other pass-through entities in which the sole beneficial interest holder is the Fund. To the extent permitted by applicable law including the 1940 Act, the Fund may guarantee the obligations of these investment vehicles and/or assign and pledge assets of the Fund to these investment vehicles in order to secure borrowings or other leverage.

The Underlying Private Funds, in which the Fund invests may utilize leverage in their investment or operational activities. Such borrowings, however, are not subject to the aforementioned asset coverage ratio test. Accordingly, the Fund may be exposed to the risk of highly leveraged investment programs and strategies. See “Fund Fees and Expenses” and “Risks of the Fund—Principal Risks of the Fund—Borrowing.”

Warehouse Investments	The Fund intends to enter into a purchase agreement (the “Purchase Agreement”) with an unaffiliated third party, [ ] (the “Forward Seller”), that is affiliated with [ ] (the “Financing Provider”) and an affiliate of the Investment Adviser, whereby the Forward Seller agrees, subject to certain conditions, to purchase certain assets from unaffiliated parties (the “Warehousing Transactions”). The Fund agrees that it will purchase these assets from the Forward Seller after the Minimum Offering Requirement is satisfied and subject to the approval of the Board. In the event that the Minimum Offering Requirement is not met or the Board does not approve the purchase of the assets, in each case, by a certain long stop date, such affiliate of the Investment Adviser has agreed to make an equity contribution such that the Fund will have sufficient funds to purchase all of the assets bought by the Forward Seller pursuant to the Purchase Agreement. The transactions under the Purchase Agreement consist of assets consistent with the Fund’s investment objective and strategies. The Warehousing Transactions are designed to assist the Fund in deploying capital quickly upon the satisfaction of the Minimum Offering Requirement and approval by the Board. See “Warehouse Investments.”

Risks and Potential Conflicts of Interest	An investment in the Fund involves a significant degree of risk, including the risk of a complete loss of capital, and shareholders should be aware that conflicts of interest may arise in connection with the operation of the Fund. Please see “Risks of the Fund” beginning on page 75 and “Potential Conflicts of Interest” in the SAI. Prospective investors should consult with their independent legal counsel and other advisors before deciding whether to invest in the Fund.

Certain Tax Considerations	The Fund intends to elect to be treated, and intends to qualify annually, as a RIC under subchapter M of the Code. As a RIC, the Fund generally will not be required to pay Fund-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund timely distributes to its shareholders at least annually as dividends if the Fund meets certain source of income, distribution and asset diversification requirements. The Fund intends to timely distribute to its shareholders substantially all of its annual taxable income for each year, except that the Fund may retain certain net capital gains for reinvestment and, depending upon the level of taxable income earned in a year, the Fund may choose to carry forward taxable income for distribution in the following year. In each case the Fund will pay any applicable U.S. federal income and/or excise tax. In addition, the distributions the Fund pays to its shareholders in a year may exceed the Fund’s net ordinary income and capital gains for that year and, accordingly, a portion of such distributions may constitute a return of capital for U.S. federal income tax purposes. The portion of a distribution constituting a return of capital is not subject to taxation to the extent of a shareholder’s tax basis in such shareholder’s Shares. It has the effect of reducing the amount of a shareholder’s tax basis in such shareholder’s Shares. When a shareholder sells Shares in the Fund, the amount, if any, by which the sales price exceeds the shareholder’s basis in the Fund’s Shares is gain subject to tax assuming the Shares are held as capital assets. To the extent that the amount of any return of capital distribution exceeds the shareholder’s basis in such shareholder’s Shares, the excess will be treated as gain from a sale or exchange of the Shares.

Certain of the Underlying Private Funds in which the Fund invests may be classified as partnerships for U.S. federal income tax purposes. Accordingly, for the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will, in appropriate circumstances, be required to “look through” to the character of the income, assets and investments held by the Fund and such Underlying Private Funds. However, the Underlying Private Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Adviser to monitor the sources of the Fund’s income and the diversification of its assets or to otherwise comply with subchapter M of the Code and ultimately may limit the universe of interests in the Underlying Private Funds in which the Fund can invest.

If the Fund fails to qualify as a RIC or fails to distribute dividends for U.S. federal income tax purposes generally of an amount at least equal to 90% of the sum of its net ordinary income and net short-term capital gains to shareholders in any taxable year, the Fund would be subject to tax as an ordinary corporation on its taxable income at the regular corporate rate (even if such income and gains were distributed to its shareholders) and all distributions out of earnings and profits to shareholders generally would be characterized as ordinary dividend income. In addition, the Fund could be required to recognize unrealized gains, incur substantial Fund-level taxes and make certain distributions (which could be subject to interest charges) before requalifying for taxation as a RIC.

Each prospective investor is urged to consult its tax advisors with respect to the specific U.S. federal, state, local and non-U.S. tax and/or filing consequences of an investment in the Fund.

Please see “Risks of the Fund—Principal Risks of the Fund—Tax Risk” and the section entitled “Taxation” below.

Limitation on Liability of the Investment Adviser	The Investment Management Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Management Agreement relates, except a loss resulting from the Investment Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by the Investment Adviser of its obligations and duties under the Investment Management Agreement.

Fiscal and Tax Year End	The Fund’s fiscal year for financial reporting purposes and taxable year are each the 12-month period ending on March 31st and September 30th, respectively.

Reports to Shareholders	As soon as practicable after the end of each calendar year, a statement on Form 1099-DIV identifying the sources of the distributions paid by the Fund to shareholders for tax purposes will be furnished to shareholders subject to Internal Revenue Service (“IRS”) reporting. In addition, the Fund will prepare and transmit to shareholders an unaudited semi-annual and an audited annual report (when available) within 60 days after the close of the period for which the report is being made, or as otherwise required by the 1940 Act.

Auditors	PricewaterhouseCoopers LLP is the independent registered public accounting firm for the Fund and will audit the Fund’s financial statements.

Transfer Agent, Custodian and Administrator	GS&Co. serves as the transfer agent of the Fund (“Transfer Agent”). State Street Bank and Trust Company (“State Street”) serves as the Fund’s Custodian and Administrator.

FUND FEES AND EXPENSES

General

The Fund shall bear all of its own expenses, including without limitation: the Management and Incentive Fee; the Distribution and Servicing Fee, as applicable; expenses (including financing, due diligence, travel and other costs) related to the acquisition, holding, monitoring and disposition of the Fund’s portfolio investments; accounting, audit and tax preparation fees and expenses; administrative expenses and fees; legal fees and expenses; transfer agency fees and expenses; custody fees and expenses; the costs of any errors and omissions/directors and officers liability insurance or any fidelity bond; printing; mailing; subscription processing and filing fees and expenses and other offering expenses, including costs associated with technology integration between the Fund’s systems and those of the Fund’s participating brokers; reasonable bona fide due diligence expenses of participating brokers supported by detailed and itemized invoices; costs in connection with preparing sales materials and other marketing expenses; design and website expenses, fees to attend retail seminars sponsored by participating brokers, if any; and costs, expenses and reimbursements for travel, meals, accommodations, entertainment and other similar expenses related to meetings or events with prospective investors, brokers, registered investment advisors or financial or other advisors; all costs and charges for equipment or services used in communicating information regarding the Fund’s transactions among the Investment Adviser and any custodian or other agent engaged by the Fund; interest expenses; taxes; credit facility commitment fees; other borrowing-related costs; any extraordinary expenses; organizational costs; and such other expenses as may be approved from time to time by the Board.

The Fund will indirectly bear, as applicable, the management fees and carried interest allocations (or equivalent) of the Underlying Private Funds and certain other portfolio investments; the expenses of the Underlying Private Funds and certain other portfolio investments, including without limitation, investment-related expenses, non-investment related interest expense, administrative expenses and fees and disbursements of attorneys and accountants engaged on behalf of the Underlying Private Funds and certain other portfolio investments, and other ordinary and extraordinary expenses.

Depending on the type of Underlying Private Fund, managers of such funds generally charge (a) a management fee of between 0.70% and 2.00% of capital committed or invested capital and (b) a performance allocation of between 10% and 20% of net profits after a preferred return or “hurdle rate” of between 6.00% and 8.00%. Managers of other portfolio investments may charge similar fees and allocations. These fees and performance allocations, as well as any other expenses incurred by the Underlying Private Funds and other portfolio investments, will be passed through to the Fund and thereby to Fund shareholders.

Expense Limitation and Support Agreements

The Investment Adviser has contractually agreed to reduce or limit “Other Operating Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, distribution and service fees, as applicable, taxes, interest, credit facility commitment fees, other borrowing-related costs, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses (“Excluded Expenses”)), pursuant to an expense limitation agreement, to 0.60% of the Fund’s average monthly net assets attributed to such class (“Expense Cap”) for a one-year period commencing on the date that the Minimum Offering Requirement is met and the Fund commences operations, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board. The expense limitation agreement shall continue in effect for successive one-year periods, provided that such continuance is consented to by the Investment Adviser and approved by the Board. Other Operating Expenses are defined below under the “Fee Table.” With respect to each class of Shares, the Fund agrees to repay the Investment Adviser any expenses assumed under the Expense Cap for such class of Shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Investment Adviser, whichever is lower. Any such repayments must be made within thirty-six months after the month in which the Investment Adviser incurred the expense.

In addition, the Investment Adviser has contractually agreed, pursuant to an expense support agreement, to reimburse a portion of Class E’s “Total Annual Expenses” (excluding Excluded Expenses, the Management Fee, the Incentive Fee, and custody fees and expenses). The reimbursement shall accrue monthly and, for each month, shall equal one-twelfth of the applicable annual reimbursement rate multiplied by Class E’s net assets as of the last day of the immediately preceding month, adjusted for current month subscriptions (“adjusted net assets”). The applicable annual reimbursement rate shall be equal to: (a) 0.30% if Class E’s adjusted net assets are less than $500,000,000; (b) 0.40% if Class E’s adjusted net assets are equal to or greater than $500,000,000 but less than or equal to $1,000,000,000; and (c) 0.50% if Class E’s adjusted net assets are greater than $1,000,000,000, provided that, in each instance, the Investment Adviser shall not provide a reimbursement in excess of such “Total Annual Expenses” (excluding Excluded Expenses, the Management Fee, the Incentive Fee, and custody fees and expenses). The Investment Adviser may not recoup expenses reimbursed pursuant to the expense support agreement for Class E’s “Total Annual Expenses.” This reimbursement arrangement will remain in effect for a one-year period commencing on the date that the Minimum Offering Requirement is met and the Fund commences operations. The expense support agreement shall continue in effect for successive one-year periods, provided that such continuance is consented to by the Investment Adviser and approved by the Board.

Except as set forth herein or in another agreement between the Fund and the Investment Adviser, the Investment Adviser will bear all of its costs incurred in providing services to the Fund.

Management Fee

In consideration of the advisory services provided by the Investment Adviser, the Investment Adviser is entitled to receive a monthly management fee (the “Management Fee”) at an annual rate equal to 1.25% of the Fund’s net assets at the end of the most recently completed calendar month, provided, that, if the Fund calculates its net asset value more frequently than monthly, the Management Fee shall be calculated on the same frequency as the net asset value is calculated. The Management Fee for any partial month will be appropriately prorated.

For purposes of determining the Management Fee payable to the Investment Adviser for any month, the net asset value is calculated after any subscriptions but prior to any repurchases occurring in that month and prior to any reduction for the Management Fee and the Incentive Fee (as defined below) (if applicable) payable to the Investment Adviser for that month.

The Investment Adviser has agreed to waive the Management Fee in its entirety for a one-year period commencing on the date that the Minimum Offering Requirement is met and the Fund commences operations. The Investment Adviser may not terminate the arrangement without the approval of the Board. In addition, the Investment Adviser may waive a portion of its Management Fee in an amount equal to any management fees it earns as an investment adviser to affiliated funds, including any affiliated Underlying Private Funds, in which the Fund invests, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place.

Incentive Fee

The Investment Adviser (or, to the extent permitted by applicable law, an affiliate of the Investment Adviser) will be entitled annually to receive an incentive fee (the “Incentive Fee”) for each share class of the Fund in an amount equal to:

(a)

First, if the Net Profits (as defined below) for the applicable period exceed the sum of (i) the Hurdle Amount (as defined below) for that period and (ii) the then balance, if any, of the Loss Recovery Account (as defined below), then 100% of Net Profits until the total amount paid to the Investment Adviser equals 12.5% of the sum of (i) the Hurdle Amount for that period and (ii) any accrued Incentive Fee pursuant to this paragraph (a) (any such amount, the “Catch Up”).

(b)	Second, to the extent there are remaining Net Profits, 12.5% of such remaining Net Profits.

“Net Profits” shall mean, for each share class of the Fund, the amount by which the sum of (A) the NAV per share as of the end of each fiscal period ending March 31 before giving effect to any accrual to the Incentive Fee and applicable expenses for the Distribution and Servicing Fees and (B) the amount of dividends and other distributions accrued or paid in respect of the Fund during such fiscal period exceeds the NAV per share as of the beginning of such period. “Net Losses” shall mean, for each share class of the Fund, the amount by which the NAV per share as of the beginning of each fiscal period ending March 31 exceeds the sum of (A) the NAV per share as of the end of such fiscal period before giving effect to any accrual to the Incentive Fee and applicable expenses for the Distribution and Servicing Fees, and (B) the amount of dividends and other distributions accrued or paid in respect of the Fund during such fiscal period. Net Profits and Net Losses shall be calculated based on the number of outstanding shares at the end of each fiscal period ending March 31.

“Hurdle Amount” means, for any fiscal period beginning on April 1 (or in the case of the Fund’s first fiscal period, the commencement of operations of the Fund), an amount that results in a 5% annualized total return on the NAV of the relevant class of shares, calculated before giving effect to any accrual to the Incentive Fee and applicable expenses for the Distribution and Servicing Fees and adjusted for any dividends and other distributions accrued or paid. The Hurdle Amount is not cumulative and will reset each fiscal period ending March 31.

Except as described in Loss Recovery Account below, any amount by which Net Profits falls below the Hurdle Amount will not be carried forward to subsequent periods.

“Loss Recovery Account” means a memorandum account maintained by the Fund on a per share basis, which will have an initial balance of zero and will be (i) increased upon the close of each fiscal period ending March 31 by the amount of the Net Losses of each share class for the period, before giving effect to any distributions for such period, and (ii) decreased (but not below zero) upon the close of each fiscal period ending March 31 by the amount of the Net Profits for such period. For purposes of the Net Profits, Net Losses and Hurdle Amount calculation, the NAV shall include unrealized appreciation or depreciation of investments and realized income and gains or losses.

Incentive Fees are accrued monthly and paid annually; provided, however, that any Incentive Fees accrued in the NAV of shares tendered for repurchase throughout each fiscal period ending March 31 will be paid at the time of such repurchase.

Any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s investments may be computed and paid on gain or income that is unrealized, and the Investment Adviser is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received. If a Fund investment with an unrealized gain subsequently decreases in value, it is possible that such unrealized gain previously included in the calculation of an Incentive Fee will never become realized. Thus, the Fund could have paid an Incentive Fee on income or gain the Fund never received. Further, shareholders may be charged an Incentive Fee on an income and capital appreciation amount that is greater than the income and capital appreciation they may receive from the Fund.

The following is a graphical representation of the calculation of the Incentive Fee:

Payment of Management Fee or Incentive Fee in Shares

The Investment Adviser and the Fund received exemptive relief from the SEC that permits the Fund to pay the Investment Adviser all or a portion of its Management Fee and/or Incentive Fee, as applicable, in Shares in lieu of paying the Investment Adviser an equivalent amount of such fees in cash. As a condition of the exemptive relief, the Investment Adviser has committed not to sell any such Shares received in lieu of a cash payment of its Management Fee or Incentive Fee, as applicable, for at least 12 months from the date of issuance, except in exceptional circumstances (the “Lock-Up Restrictions”). To the extent the Investment Adviser transfers such Shares to employees of the Investment Adviser, such employees would be bound by the Lock-Up Restrictions in place from when such Shares were first issued to the Investment Adviser.

Further, as a condition of the exemptive relief, for any payment for which the Investment Adviser has elected to receive all or a portion of its Management Fee and/or Incentive Fee in Shares, the Fund will post a notice to that effect on the Fund’s website. Additionally, the Fund will also maintain and make publicly available on the Fund’s website a historical record of how the Investment Adviser was compensated for each payment period during the Fund’s last three fiscal years after its first election of payment in Shares.

Distribution and Servicing Fee and Other Payments

Certain share classes of the Fund pay to the Distributor a distribution and/or service fee, payable monthly in arrears, based on a percentage of the Fund’s aggregate net assets attributed to such share class as set forth below. As used throughout this prospectus, “Distribution and Servicing Fee” shall refer, collectively, to the fee for distribution-related services and the fee for shareholder services. The Distribution and Servicing Fee for any partial month will be appropriately prorated.

Share Class	Distribution Services	Shareholder Services	Maximum Distribution- Related and Shareholder Services
Class I	N/A	N/A	N/A
Class S	0.85%	0.25%	0.85%
Class D	0.25%	0.25%	0.25%
Class E	N/A	N/A	N/A

The Distributor may pay various Intermediaries substantially all of the Distribution and Servicing Fee, which they will use to compensate their representatives for sales and/or support services. The Distributor, or its affiliates, may directly place certain classes of Shares in the Fund, and for such directly-placed shares, will retain all or a portion of the Distribution and Servicing Fee (as applicable).

The Investment Adviser may pay additional compensation out of its own resources (i.e., not Fund assets) to certain Intermediaries for sales and wholesaling support, and also for other services including due diligence support, account maintenance, provision of information and support services, including distribution and marketing support services.

Fee Table

The following table shows estimated Fund expenses as a percentage of Net Assets attributable to each Class of Shares. The purpose of the following table and the example below is to help you understand the fees and expenses that you, as a shareholder, would bear directly or indirectly. Shareholders should understand that some of the percentages indicated in the tables below are estimates and may vary. See “Management of the Fund” and “Additional Information About the Fund — Dividend Reinvestment Plan.” The following table should not be considered a representation of the Fund’s future expenses. Actual expenses may be greater or less than shown.

Shareholder Transaction Expenses (as a percentage of the offering price)	Class I	Class S	Class D	Class E
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)(1)	None	None	None	None
Maximum Deferred Sales Charge (Load) on Shares Repurchased (as a percentage of the lower of original purchase price or sales proceeds)	None	None	None	None
Maximum Repurchase Fee(2)	2.00%	2.00%	2.00%	2.00%
Dividend Reinvestment Plan Fees(3)	—	—	—	—

Estimated Annual Expenses (as a percentage of average net assets)(4)
Management Fee(5)	1.25%	1.25%	1.25%	1.25%
Incentive Fee(6)	0.00%	0.00%	0.00%	0.00%
Interest Payments on Borrowed Funds(7)	0.41%	0.41%	0.41%	0.41%
Total Other Expenses	1.30%	2.15%	1.55%	1.30%
Distribution and/or Servicing Fee	—%	0.85%	0.25%	—%
Other Operating Expenses(8)	1.30%	1.30%	1.30%	1.30%
Acquired Fund Fees and Expenses(9)	0.55%	0.55%	0.55%	0.55%

Total Annual Expense Ratio	3.51%	4.36%	3.76%	3.51%

Fee Waivers and/or Expense Limitation(10)	(1.90)%	(1.90)%	(1.90)%	(2.20)%
Total Annual Expense Ratio After Fee Waivers and/or Expense Limitation	1.61%	2.46%	1.86%	1.31%

(1)

Class I, Class S, Class D and Class E Shares are not subject to front-end sales charges. The minimum initial investment in the Fund by any investor is $25,000 and the minimum additional investment in the Fund by any investor is $10,000. The minimum initial and additional investments may be waived or reduced by GS&Co., at its discretion. While Class I, Class S, Class D and Class E Shares do not impose a front-end sales charge, if you purchase Class I, Class S, Class D and Class E Shares through certain financial intermediaries (“Intermediaries”), they may directly charge you transaction or other fees in such amount as they determine. Please consult your Intermediary for additional information. For a description of compensation paid to the Distributor by the Fund, see “Shareholder Guide.”

(2)

A 2.00% early repurchase fee payable to the Fund will be charged with respect to the repurchase of an investor’s Shares at any time prior to the day immediately preceding the one-year anniversary of an investor’s purchase of the Shares (on a “first in-first out” basis). An early repurchase fee payable by an investor may be waived by the Fund, in circumstances where the Board determines that doing so is in the best interests of the Fund and in a manner as will not discriminate unfairly against any investor. The early repurchase fee will be retained by the Fund for the benefit of the remaining investors. See “Shareholder Guide – How to Sell Shares.”

(3)	The expenses of administering the Fund’s DRIP are part of the transfer agency fee (which is included in “Other Operating Expenses”).
(4)	Assumes average net assets of approximately $400 million in the year ending 2026. There can be no assurance that the Fund will reach such estimated average net assets within this period.
(5)

The Fund pays a management fee to the Investment Adviser at an annual rate equal to 1.25% of the Fund’s net assets at the end of the most recently completed calendar month, provided, that, if the Fund calculates its net asset value more frequently than monthly, the Management Fee shall be calculated on the same frequency as the net asset value is calculated.

(6)

The Investment Adviser (or, to the extent permitted by applicable law, an affiliate of the Investment Adviser) will be entitled annually to receive an Incentive Fee for each share class of the Fund in an amount equal to:

(a) First, if the Net Profits for the applicable period exceed the sum of (i) the Hurdle Amount for that period and (ii) the then balance, if any, of the Loss Recovery Account, then 100% of Net Profits until the total amount paid to the Investment Adviser equals 12.5% of the Catch Up.

(b) Second, to the extent there are remaining Net Profits, 12.5% of such remaining Net Profits.

Incentive Fees are accrued monthly and paid annually; provided, however, that any Incentive Fees accrued in the NAV of shares tendered for repurchase throughout each fiscal period ending March 31 will be paid at the time of such repurchase. Because the Incentive Fee is speculative, no Incentive Fee is presented for the initial year of operations. See “Incentive Fee.”

(7)

These expenses assume no borrowings and represent an estimate of the fees the Fund expects to incur in connection with any credit facility during its first fiscal year including undrawn commitment fees. See “Risks of the Fund—Principal Risks of the Fund—Borrowing” and “Leverage.”

(8)

The Other Operating Expenses for the Fund include all other expenses incurred by the Fund, including initial offering and organizational expenses. The Other Operating Expenses are based on estimated amounts for the Fund’s first fiscal year. The Fund’s offering and organizational expenses through June 2, 2026 were borne by GSAM. After this date, the Fund’s offering and organizational expenses will be borne by the Fund.

(9)

“Acquired Fund Fees and Expenses” include the fees and expenses of underlying investment companies in which the Fund invests, including private investment companies traditionally referred to as hedge funds or private equity funds. Acquired Fund Fees and Expenses are based on estimated amounts for the first fiscal year and may change significantly over time. Future Acquired Fund Fees and Expenses may be substantially higher or lower because certain fees are based on the performance of the Underlying Private Funds, which may fluctuate over time. Fees and expenses associated with investments in structured finance vehicles or investment companies not traditionally referred to as “hedge funds” or “private equity funds” —including REITs and CLOs—are not included in Acquired Fund Fees and Expenses above. Nevertheless, such fees and expenses are borne indirectly by the Fund and thus have the effect of reducing the Fund’s return. Acquired Fund Fees and Expenses reflect an underlying investment company’s operating expenses (i.e., management fees, performance-based fees or allocations, administration fees and professional and other direct, fixed fees and expenses). The indirect fees and expenses of the Underlying Private Funds typically range from 0.70% to 2.00% on an annual basis and include management fees, administration fees and professional and other direct, fixed fees and expenses of the Underlying Private Funds. Furthermore, certain Underlying Private Funds may charge investors (such as the Fund) incentive allocations or fees on performance exceeding a defined “hurdle rate.” The “Acquired Fund Fees and Expenses” disclosed above, however, do not reflect any performance or incentive fees or allocations paid by the Underlying Private Funds that are calculated solely on the realization and/or distribution of gains, or on the sum of such gains and unrealized appreciation of assets distributed in kind, as such fees and allocations for a particular period may be unrelated to the cost of investing in the Underlying Private Funds.

(10)

The Investment Adviser has (i) agreed to waive the Management Fee in its entirety for a one-year period commencing on the date that the Minimum Offering Requirement is met and the Fund commences operations; and (ii) contractually agreed to reduce or limit “Other Operating Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, distribution and service fees, as applicable, taxes, interest, credit facility commitment fees, other borrowing-related costs, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses (“Excluded Expenses”)), pursuant to an expense limitation agreement, to 0.60% of the Fund’s average monthly net assets attributed to such class (the “Expense Cap”) for a one-year period commencing on the date that the Minimum Offering Requirement is met and the Fund commences operations. The expense limitation agreement shall continue in effect for successive one-year periods, provided that such continuance is consented to by the Investment Adviser and approved by the Board. With respect to each class of Shares, the Fund agrees to repay the Investment Adviser any expenses assumed under the Expense Cap for such class of Shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Investment Adviser, whichever is lower. Any such repayments must be made within thirty-six months after the month in which the Investment Adviser incurred the expense.

In addition, the Investment Adviser has contractually agreed, pursuant to an expense support agreement, to reimburse a portion of Class E’s “Total Annual Expenses” (excluding Excluded Expenses, the Management Fee, the Incentive Fee, and custody fees and expenses). The reimbursement shall accrue monthly and, for each month, shall equal one-twelfth of the applicable annual reimbursement rate multiplied by Class E’s net assets as of the last day of the immediately preceding month, adjusted for current month subscriptions (“adjusted net assets”). The applicable annual reimbursement rate shall be equal to: (a) 0.30% if Class E’s adjusted net assets are less than $500,000,000; (b) 0.40% if Class E’s adjusted net assets are equal to or greater than $500,000,000 but less than or equal to $1,000,000,000; and (c) 0.50% if Class E’s adjusted net assets are greater than $1,000,000,000, provided that, in each instance, the Investment Adviser shall not provide a reimbursement in excess of such “Total Annual Expenses” (excluding Excluded Expenses, the Management Fee, the Incentive Fee, and custody fees and expenses). The Investment Adviser may not recoup expenses reimbursed pursuant to the expense support agreement for Class E’s “Total Annual Expenses.” This reimbursement arrangement will remain in effect for a one-year period commencing on the date that the Minimum Offering Requirement is met and the Fund commences operations. The expense support agreement shall continue in effect for successive one-year periods, provided that such continuance is consented to by the Investment Adviser and approved by the Board.

The Investment Adviser may not terminate these arrangements without the approval of the Board.

The purpose of the table above and the examples below is to assist prospective investors in understanding the various costs and expenses shareholders in the Fund will bear directly or indirectly.

Expense Example

The following Example is intended to help you understand the various costs and expenses that you, as a holder of Shares, would bear. The Example assumes that you invest $1,000 in Shares of the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested at NAV, and that the Fund’s operating expenses remain the same (except that the Example incorporates any applicable expense limitation arrangement for only the first year).

Although your actual costs may be higher or lower, based on these assumptions your costs would be(1):

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$16	$90	$166	$366
Class S Shares	$25	$115	$206	$439
Class D Shares	$19	$97	$178	$388
Class E Shares	$13	$87	$163	$364

If, at the end of each period, your Shares are repurchased in full, your costs would be(1):

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$36	$90	$166	$366
Class S Shares	$45	$115	$206	$439
Class D Shares	$39	$97	$178	$388
Class E Shares	$33	$87	$163	$364

(1)

The Example should not be considered a representation of future expenses. The example assumes that the estimated “Other Operating Expenses” set forth in the Estimated Annual Expenses table is accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those shown, and the Fund’s actual rate of return may be greater or less than the hypothetical 5% return assumed in the Example. In addition to the fees and expenses described above, you may also be required to pay transaction or other fees on the purchase of Shares, which are not reflected in the Example. The Example should not be considered a representation of future expenses, and actual expenses may be greater or less than those shown.

FINANCIAL HIGHLIGHTS

Because the Fund has not commenced operations as of the date of the Prospectus, financial highlights are not available.

USE OF PROCEEDS

After the Minimum Offering Requirement has been satisfied, under normal market circumstances, the Fund intends to use the net proceeds from this offering to (1) make investments (or, as applicable, make contractual commitments to invest such proceeds) in accordance with the Fund’s investment strategy and policies, (2) reduce any borrowings and repay indebtedness that may be incurred from time to time, and (3) fund repurchases under the Fund’s share repurchase program. The Fund will seek to invest the net proceeds received in this offering as promptly as practicable after receipt thereof and, in any event, generally within 90 days of each subscription closing. However, depending on market conditions and other factors, including the availability of investments that meet the Fund’s investment objective, the Fund may be unable to invest such proceeds within the time period the Fund anticipates. The Fund intends to purchase the Warehouse Investments (as defined below) promptly upon satisfying the Warehouse Conditions (as defined below) as set forth in the section entitled “Warehouse Investments” below. Certain investments may be delayed if suitable opportunities are unavailable at the time or for other reasons, such as the time required to complete private market investments (which may be considerable), the time required by Underlying Managers to invest the amounts committed by the Fund, market volatility and lack of liquidity in the markets of suitable investments.

Pending the investment of the proceeds pursuant to the Fund’s investment objective and policies, the Fund may invest a portion of the proceeds of the offering, which may be a substantial portion, in cash and cash equivalents, U.S. Treasuries, money market funds, repurchase agreements, time deposits, broadly syndicated loans, other types of debt securities, including collateralized loan obligations, loan participations, and affiliated and unaffiliated exchange-traded funds with exposure to debt securities. In addition, the Fund may maintain a portion of the proceeds of the continuous offering in cash to meet operational needs. There can be no assurance that the Fund will be able to sell all the Shares it is offering. If the Fund sells only a portion of the Shares it is offering, the Fund may be unable to achieve its investment objective.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on February 17, 2026. As a newly organized entity, the Fund has no operating history. The Fund’s investment objective is a non-fundamental policy that may be changed by the Board without prior approval of shareholders. The Fund’s principal office is located at 200 West Street, New York, New York 10282, and its telephone number is (312) 655-4419.

The Fund is managed under the direction of the Board, a majority of the members of which are individuals who are independent of Goldman Sachs. A description of the Board is set forth in the SAI.

GENERAL INVESTMENT MANAGEMENT APPROACH

Goldman Sachs Asset Management

Goldman Sachs Asset Management, L.P., part of Goldman Sachs’ Asset & Wealth Management Division, serves as the Fund’s investment adviser. The Fund’s investment strategies are managed by the Investment Adviser through XIG. The principal executive offices of GSAM are located at 200 West Street, New York, New York 10282. GSAM has been registered as an investment adviser with the SEC since 1990 and is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc., a bank holding company, and an affiliate of Goldman Sachs.

As of March 31, 2026, GSAM and its advisory affiliates acted as investment adviser in respect of approximately $3.65 trillion in assets (including seed capital and assets under supervision).1 GSAM offers a full range of equity, fixed income and money market mutual funds, private investment funds and separately managed accounts, and currently serves a wide range of clients including private and public pension funds, endowments, foundations, banks, insurance companies, corporations, private investors and family groups. GSAM has broad experience investing client assets across global markets. Subject to internal information barriers and related limitations, the Fund’s investment team has access to the research and perspectives of other GSAM personnel with specialized expertise in non-U.S. investments. Many of these individuals are based in the firm’s offices outside of the U.S. and thus have local knowledge of markets and industries.

The Fund’s investment strategies are managed by XIG. See “Investment Objective and Strategies” below for detailed information about the Fund’s strategies.

External Investing Group (XIG)

XIG provides investors with investment and advisory solutions across multiple investment strategies, including private markets, private equity, private credit, real assets, hedge funds, fixed income and public equity. XIG manages globally diversified programs, targeted sector-specific strategies, customized portfolios, and a range of advisory services. Clients of XIG access opportunities through new fund commitments, fund-of-fund investments, strategic partnerships, secondary market investments, co-investments and seed-capital investments. With more than 450 professionals, including approximately 300 investment professionals, across fifteen offices around the world, XIG provides manager diligence, portfolio construction, risk management and liquidity solutions to investors, drawing on Goldman Sachs’ market insights and risk management expertise. XIG extends these global capabilities to the world’s leading sovereign wealth funds, pension plans, governments, financial institutions, endowments, foundations and family offices, for which it invests or advises on over $560 billion, as of April 30, 2026, of alternative investments, public equity strategies and fixed income strategies.

XIG started investing in private market strategies in 1996 and has, as of April 30, 2026, raised over $190 billion of committed capital across a range of private market strategies, including private market, private equity, private credit, real estate and other private real asset opportunities. XIG has developed a reputation for sourcing a wide array of funds, performing extensive due diligence on these funds, and building well-constructed, risk-managed portfolios for its institutional and high net worth clients. Over the past 29 years, XIG has evaluated over 8,000 primary private market funds, over $2.6 trillion of secondary market investment opportunities and on an annual basis, evaluates more than 300 co-investment opportunities.

XIG manages active relationships with several hundred additional investment managers and believes that its broad experience and relationships should give the Fund an advantage relative to other private market investors in sourcing, assessing and investing in a wide range of attractive portfolio investments.

XIG also believes that its extensive investment experience and the size of its team are critical to XIG’s execution of potential transactions. Furthermore, XIG believes that its broad experience and relationships should give the Fund an advantage relative to other private investors in sourcing, assessing and investing in a wide range of attractive portfolio investments.

[1]	Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion.

XIG’s Operational Due Diligence Team (“ODD”) performs independent, risk-based assessments across new and existing asset managers. ODD leverages professionals with backgrounds in compliance, legal, accounting, and operational risk. The diligence framework is flexible and tailored to in scope investments, assessing controls related to valuation and pricing, systems and service providers, operations and cash controls, fund structure, compliance program and culture, business continuity and cyber security, conflicts of interest, and the capabilities of the non-investment team. ODD may, at its discretion, perform additional procedures as deemed appropriate, and when applicable, may reach out to confirm relationships directly with certain service providers and verify asset balances with fund administrators and counterparties. ODD reviews key documentation, including due diligence questionnaires, audited financial statements, compliance manuals, and fund offering documents, and oversees background checks conducted by the Business Intelligence Group within Goldman Sachs’ compliance department. The Management Assessment & Controls Committee (“MACC”) is a cross-divisional committee with veto authority, responsible for reviewing operational due diligence findings. All GP Stake Investments are subject to review by MACC. Co-Investments and Secondary Investments are reviewed using the ODD risk-based methodology, depending on the nature and complexity of the risk profile. The scope, frequency, and nature of ongoing manager interactions and risk-based reviews are determined by a tiered methodology, informed by both idiosyncratic characteristics and dynamic events, and may be adjusted at any time in response to changing circumstances.

Subject to applicable legal, tax, regulatory and internal policy considerations (including information barriers), the Fund will seek to benefit from being affiliated with Goldman Sachs, a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets with a broad, global network of corporate and professional relationships. As one of the world’s largest asset management companies, Goldman Sachs enjoys a number of advantages in managing a successful private equity fund. These advantages include an ability to draw upon its network of relationships in order to access attractive investment opportunities and the resources to employ extensive private market, equity and credit expertise in evaluating and structuring those investments. This network includes thirteen offices with XIG personnel responsible for managing the Fund’s investment strategy, and many knowledgeable professionals who can help source investment opportunities and assist in the due diligence process.

XIG Co-Investment Team

The “XIG Co-Investment Team” is a global team within XIG comprised of sector and regional vertical leads responsible for fundamental market research and rigorous due diligence of co-investment opportunities. The XIG Co-Investment Team is comprised of 19 dedicated co-investment professionals with an average of 13 years at Goldman Sachs. The ten senior professionals on the XIG Co-Investment Team’s investment committee (“Co-Investment Committee”) collectively have over 230 years of experience across direct private market investing, investment banking and consulting. This core team has been extremely stable over a long period of time with the members of the Co-Investment Committee having been at Goldman Sachs on average for 18 years. The senior investment team is supported by over 70 analysts and associates who work across strategies and may be staffed on a diverse set of projects spanning several areas of private market investing. Additionally, the XIG Co-Investment Team benefits from a unique cohesion and stability as many of the investment professionals have worked together at Goldman Sachs and in XIG for a number of years. The XIG Co-Investment Team’s most senior investment professionals have worked together extensively, and the team has hired and promoted talented individuals as the business has grown. Additionally, the XIG Co-Investment Team is organized into “coverage verticals” which are charged with sourcing and executing transactions, understanding trends and formulating views, and identifying private market managers within their region or strategy. From a sector perspective, the team has professionals with focus on Technology, Healthcare, Financial Services, Business Services, Consumer and Industrial sectors.

XIG Vintage Team

The XIG Vintage Team focuses primarily on making secondary investments in funds and providing other liquidity solutions relating to private funds. The XIG Vintage Team has a 27-year track record as an investor in the secondary market, with over $95 billion invested and more than 830 Traditional Secondaries and Non-Traditional Secondaries executed as of June 2026. It is comprised of approximately 39 senior investment professionals as of June 2026. The XIG Vintage Team is responsible for identifying investment opportunities, conducting research and due diligence on prospective secondary investments, and negotiating, structuring, monitoring, and servicing the Fund’s investments. The XIG Vintage Team leverages technology that draws upon a comprehensive private markets database, comprised of information on over 60,000 companies and more than 7,600 private market funds. In addition, the Investment Adviser and Goldman Sachs have risk management, legal, accounting, tax, information technology and compliance personnel, among other personnel, who provide services to the Fund. The Fund benefits from the expertise provided by these personnel in its operations.

Petershill Team

The Fund’s GP Stake Investment strategy will be managed and operated by a dedicated team within the XIG Group that focuses primarily on making direct investments in management companies of alternative investment managers and other related investments (such team, as reconstituted and restructured from time to time, together with any successor team or personnel responsible for the operations of the Fund, the “Petershill Team”).

The Petershill Team believes that its distinct positioning within a broader alternatives platform allows it to leverage the natural competitive advantages of the Goldman Sachs and the XIG Group’s platforms. The Petershill Team seeks to draw upon this global reach and integrated private markets capabilities to source proprietary deal flow based on longstanding relationships and evaluate prospective investments with a large database of investment and operational diligence that has been developed over the past 25+ years and 19 years of actively investing in the GP Stakes Investment space. Having access to one of the industry’s largest open architecture platforms has allowed the Petershill Team to develop a comprehensive multi-factor framework to identify leading mid-market Management Companies in a way that the Investment Adviser believes is differentiated from peer firms and to conduct independent bottoms-up underwriting. The Petershill Team seeks to capitalize on the attractive characteristics of non-control equity investments in Management Companies through the Petershill Team’s established multi-factor framework, the proprietary relationships it has fostered over time, as well as by drawing on the XIG Group’s deep relationships and extensive resources.

High Yield and Bank Loan Team

XIG may allocate a portion of the Fund’s assets to the High Yield and Bank Loan Team within the Global Fixed Income and Liquidity Solutions Team of GSAM in connection with the selection of certain Liquid Investments for the Fund.

The High Yield and Bank Loan team currently is comprised of approximately 38 dedicated professionals across the High Yield, Bank Loans and Opportunistic Credit asset classes. The High Yield and Bank Loan team may employ the broad resources and expertise of the whole GSAM Global Fixed Income and Liquidity Solutions Team, which in total comprises over 390 professionals located across Bengaluru, Burlington, Hong Kong, London, New York, Salt Lake City, Singapore, The Hague and Tokyo, as of December 31, 2025.

The High Yield and Bank Loan Team is subject to information barriers established by Goldman Sachs. As a result, each team will at times be restricted from sharing with one another certain information relating to their portfolio holdings and investment process.

Investment Process

XIG Co-Investment Team Process

The XIG platform has an established investment process to source, review, due diligence and execute Co-Investments. This process has been continuously refined since the establishment of XIG, and XIG believes positions the XIG platform well in the co-investment market.

Each Co-Investment undergoes multiple stages of review with several due diligence checkpoints. Once a new potential Co-Investment opportunity is sourced, the XIG Private Co-Investment Working Group (the “Working Group”), which meets weekly, conducts an initial vetting of the opportunity’s attractiveness and feasibility against XIG’s deal screening parameters and determines whether to commit due diligence resources. This promotes an efficient allocation of resources, incorporating previous industry experience into the selection of a dedicated team for each deal. Once the Working Group has decided that further due diligence is warranted, the dedicated transaction team conducts further in-depth analysis and presents its findings to the XIG Private Co-Investment Committee (the “Investment Committee”) for a preliminary investment review. Most opportunities come to the Investment Committee at least twice before obtaining approval for the investment. This process is supplemented by risk and reputational review, as well as operational, legal, and tax due diligence of an investment.

In addition to the diligence performed by the portfolio manager sponsoring the Co-Investment, XIG conducts an independent assessment of each deal, analyzing entry valuation, capital structure, investment thesis, value creation drivers and potential exit alternatives, mindful of the market environment and relative attractiveness of each opportunity. When evaluating a potential Co-Investment, XIG applies a due diligence process incorporating both the qualitative and quantitative analyses of the investment opportunity. XIG’s diligence process may include meeting the management team, performing a top-to-bottom analysis of the business model, a review of the competitive advantages of the business, industry research and a review of the capital structure of the investment, including debt structure and covenants. XIG often builds its own company projections and financial models and compares them to those of the management team and the portfolio manager showing XIG the opportunity. An important part of the quantitative analysis is a sensitivity analysis with variations on the underlying assumptions. XIG also balances this with its view of the portfolio manager’s strategy and potential value add. Additionally, XIG evaluates both portfolio managers and company management incentives to ensure that interests are properly aligned. Further, XIG undertakes a risk assessment for each new Co-Investment, which generally includes leveraging the Goldman Sachs Business Intelligence Group to review management and any potential reputational, regulatory or compliance issues.

Additionally, XIG is able to draw on extensive proprietary data as well as in-house research and market intelligence (subject to applicable legal, tax, regulatory and internal policy considerations (including informational barriers)) to inform valuations and develop a point of view on companies and industries in portfolio construction. Within the XIG platform, XIG generally leverages proprietary internal data on private transactions and company-level valuation and operational data across its broad investment portfolio to benchmark the quality of new investment opportunities. Furthermore, XIG typically taps into its extensive network of private market managers and industry experts to gain additional insight into a particular company, sector or industry. Subject to legal, internal and regulatory restrictions and informational barriers, XIG leverages numerous groups within Goldman Sachs that specialize in analyzing companies and industries. These include the Global Investment Research Division, which publishes in-depth macro-economic, industry and company research, and the Investment Strategy Group in the Asset & Wealth Management Division, which provides thought leadership on key investment themes and portfolio management issues. In thinking about constructing portfolios and underwriting companies, XIG may access thought-leaders from these groups to inform its views. The XIG Co-Investment Team supplements internal resources with third party expert networks, consultants, and data providers in executing diligence.

The XIG Co-Investment Team and the Investment Committee carefully consider risk management in constructing and monitoring portfolios and employ multiple levels of analysis, review and judgment to manage risk in portfolios, both before and after an investment is made. Co-investments, including those made by the Fund, are reviewed by the investment team on a semi-annual basis with a focus on performance, portfolio construction, diversification and compliance with the relevant portfolio strategy and guidelines. The XIG Co-Investment Team also holds quarterly deal review sessions to review select existing investment performance, comparing the actual results to underwriting and assessing the opportunity based on key criteria including any changes to the market, asset quality or liquidity position of the investment. As part of the deal reviews, the team also monitors any investments on the “watch list” that may need additional capital support, or recommendations to the portfolio manager on how to enhance performance at the company. These reviews are supplemented by in-depth annual on-sites with a focus on performance as well as ongoing dialogue and routine monitoring of investments in tandem with portfolio managers. All of this is supplemented by ODD, which performs an ongoing process of bottom-up, qualitative and quantitative evaluation of XIG platform managers, examining many aspects of a portfolio manager’s organization, including operational risks and team risks, as well as conducting top-down, portfolio-wide analyses to identify risks across strategies, managers, and positions.

Upon approval of the investment by the Investment Committee, the Investment Adviser on behalf of the Fund will ultimately implement such investment decision by, inter alia, completing the definitive deal documentation necessary to proceed with the investment.

XIG Vintage Team Investment Process

The XIG Vintage Team takes an unconstrained approach to the secondary market, and the team and platform have been structured to evaluate all types of opportunities, spanning from single asset transactions to highly diversified multiple fund portfolios. The team seeks to maximize the top of the XIG Vintage Team’s sourcing funnel, evaluating on average more than $300 billion of transactions per year, and then selectively deploy capital in what it believes to be the most attractive opportunities, investing in roughly 2% to 3% of the volume that is evaluated. For context, the XIG Vintage Team evaluated $430 billion of investment opportunities in 2025, marking the fourth consecutive year of sourcing volumes at or exceeding $300 billion. The secondary market is enticing sellers and portfolio managers for various reasons, and, in the XIG Vintage Team’s view, the secondary market continues to innovate and broaden the potential solutions that can be offered to portfolio managers of private funds and existing investors therein. This creates a self-reinforcing dynamic that fuels secondary market growth. In the XIG Vintage Team’s view, more investors and portfolio managers are exploring secondary market solutions for the first time, and those familiar with the secondary market through prior sales or transactions are increasingly relying on the secondary market as a recurring tool. In 2025, the total volume transacted in the market reached $230 billion, up 44% from 2024.

The XIG Vintage Team views the secondary market’s supply and demand imbalance, which is characterized by abundant secondary investment opportunities relative to available buyer capital, as attractive. Secondary market capital is estimated at 1.07 times the 2025 secondary market transaction volumes and 0.5 times the volume of investment opportunities evaluated by the XIG Vintage Team in 2025. The XIG Vintage Team’s sourcing strategy entails a multifaceted approach. The XIG Vintage Team believes that it benefits from strong relationships with intermediaries (who the team believes consider it for a wide variety of opportunities due to the team’s extensive experience across transaction types, geographies and sectors) and its ability to access significant capital pools that span across asset classes, which enables it to engage with counterparties comprehensively. In the XIG Vintage Team’s view, its reputation in the secondary market as a reliable and efficient buyer further positions it as a preferred partner in sellers’ considerations. In addition, the team actively sources opportunities through its extensive manager relationships, developed through its long-standing history as a secondary investor, while also leveraging the broader XIG platform, including the XIG primary, co-investment and manager stakes investing businesses. The XIG Vintage Team also has access to an extensive information database, sourced from our multi-decade relationships with private asset managers. Data and tools are fully integrated into the deal and fund lifecycle, from lead generation to portfolio implementation. The XIG Vintage Team also benefits from the broader Goldman Sachs ecosystem including Goldman Sachs institutional client coverage teams, Goldman Sachs Private Wealth Management and Goldman Sachs Investment Banking, among others), engaging in regular discussions with investors and portfolio managers around the world. While some transactions may develop into competitive processes, the XIG Vintage Team believes that its early access affords it a competitive advantage in the market. The XIG Vintage Team’s secondary transaction process is supported by a scaled closing and platform management team, which are designed to efficiently execute large transactions.

The XIG Vintage Team’s underwriting process integrates fundamentally driven asset valuations with cash flow projections. Fundamental valuations are informed by professionals within the XIG Vintage Team dedicated to particular sectors and strategies. Cash flow projections are based on long-term historical data and the macroeconomic outlook for the market.

The XIG Vintage Team generally targets areas of the market with less competition and/or where the XIG Vintage Team can emphasize its differentiators or identify an information asymmetry to drive compelling pricing or identify attractive valuation entry points. Key areas of the market that the XIG Vintage Team tends to focus on include:

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Comprehensive Multi-Fund Solutions. Traditional Secondaries which involve the buying of portfolios that span across asset classes, sectors and vintages, and/or that contain fund interests that are less known in the market or more complex to underwrite;

•

Single Asset Continuation Vehicles. Single Asset Continuation Vehicles where the portfolio manager of an Underlying Private Fund seeks to further enhance the value of an existing asset, and the XIG Vintage Team is positioned to take a leadership role and drive transaction terms with respect to the Continuation Vehicle. The XIG Vintage Team generally target single asset Continuation Vehicle transactions involving: (i) high-quality portfolio managers; (ii) top performing asset(s); (iii) a credible thesis as to why holding the asset(s) for longer will generate additional value creation; and (iv) a high degree of alignment between the XIG Vintage Team and the portfolio manager. However, there can be no assurance that all or any of the foregoing criteria will be achieved or maintained with respect to any particular Continuation Vehicle. In addition, such criteria may be modified by the Investment Adviser at any time in its sole discretion.

GP Stake Investment Process

Through XIG and its Petershill Team, the Investment Adviser will seek to identify and evaluate potential investments for the Fund through its global network of alternative investment manager relationships and its significant knowledge of the alternative investment management sector. In addition, in connection with providing the Fund with investment advice, the Investment Adviser may draw upon resources from other groups within Goldman Sachs in connection with the sourcing and evaluation of potential investments. The Investment Adviser may also look to various Goldman Sachs businesses for assistance in sourcing and evaluating potential investments. The extent and terms of such interaction is restricted by business, legal and regulatory considerations and the establishment of certain information barriers. Even if permitted to do so under applicable legal and regulatory standards, the Investment Adviser will have no obligation to, and has the sole discretion to elect not to, seek the views of such other areas or divisions in Goldman Sachs when sourcing and/or evaluating potential investments.

In connection with the Fund’s evaluation of a potential investment in a Management Company, the Investment Adviser expects to conduct a due diligence process, which generally will include in-person and on-site meetings with senior personnel of the Management Company, a review of the financial performance of the Management Company, a review and assessment of the durability of the track record of the funds and other accounts managed by the Management Company, and an examination of the investment processes, operations and legal and regulatory aspects of the Management Company. The Investment Adviser may also consider the viability of the Management Company’s underlying strategy in light of overall market conditions. The Investment Adviser believes the Petershill Team’s ability, subject to legal, tax and regulatory concerns, to leverage resources from across Goldman Sachs’ and XIG’s platforms positions the Petershill Team to execute a range of transactions and seamlessly navigate the market, finding what it believes to be the most attractive opportunities in a constantly evolving market environment.

Structuring of Alternative Investment Manager Investments. The Investment Adviser will seek to structure investments in Management Companies such that the Fund will share in the income earned by such Management Companies as well as carried interest, in each case, that is generated by the funds, investment vehicles, and managed accounts managed by such Management Companies, their key personnel and affiliated entities, including entities acting as an investment adviser, general partner or managing member of underlying investment vehicles or otherwise.

The Fund generally intends to structure its investments in Management Companies in one or more of the following manners:

i.

a non-control investment in (a) equity, equity-related and other securities that have an equity component and/or (b) instruments that include contractual rights to fee streams, in each case, issued or entered into by a Management Company;

ii.

a direct investment or limited partner commitment in one or more investment vehicles or funds sponsored, organized or managed by a Management Company, generally in exchange for an economic interest entitling the Fund to management fees, carried interests and similar performance-related revenue generated by such Management Company;

iii.	an investment in a Management Company in the form of preferred equity entitling the Fund to receive preferred distributions and/or other preferred amounts;

iv.	an investment structured as a term loan or similar line of credit to a Management Company or other debt instruments or investments in such Management Company;

v.

an investment in companies or entities that provide asset management functions and/or services to, or on behalf of, one or more Management Companies; and an investment acquired in a privately negotiated transaction.

In addition, the Fund may structure investments that are not in Management Companies in any manner it deems advisable, including by making investments in publicly traded or privately placed equity or debt instruments.

Liquid Investments Process

The investment culture of the High Yield and Bank Loan team encourages strong dialogue and debate among research analysts, traders and portfolio managers, resulting in a research-intensive process where each team member feels accountable for the strategy’s performance. The investment decisions of the High Yield and Bank Loan team are supported by the Fixed Income Strategy Group (the “FISG”), which comprises the senior members of the GSAM Global Fixed Income and Liquidity Solutions Team. The FISG provides direction, context and oversight for the team to work within. The FISG will consider global growth, inflation, interest rates amongst other inputs to deliver a macro backdrop for the investment strategy teams. The FISG’s members average over 23 years of experience and more than 13 years at GSAM as of December 31, 2025.

Additional XIG Investment Process Information

The Investment Adviser may integrate sustainability risk considerations within its processes for selecting underlying investments for the Fund. A sustainability risk is defined in the European Sustainable Finance Disclosure Regulation as an environmental, social or governance event or condition that could cause an actual or a potential material negative impact on the value of the Fund’s investments. As part of its initial due diligence and ongoing oversight of underlying investments, the Investment Adviser may consider, alongside other relevant factors, certain sustainability risks and their potential impact on the quality of a particular investment. The Investment Adviser may utilize proprietary and/or third-party tools and research to assess and monitor sustainability risks that are relevant to the Fund. The Investment Adviser may invest in Underlying Private Funds or make other investments without integrating sustainability risk considerations into its investment process.

INVESTMENT OBJECTIVE AND STRATEGIES

The Fund’s investment objective is to provide broad-based exposure to private investments and seek to generate long-term capital appreciation.

The Fund pursues its investment objective by principally investing its Managed Assets in private market investments across Secondary Investments, Co-Investments, and GP Stake Investments.

The Fund will generally invest in such strategies through partnerships, limited liability companies, corporations and other investment companies that are exempt from registration under the 1940 Act, pursuant to Section 3(c)(7) of the 1940 Act or other available exemptions, that primarily hold private market investments and other assets with limited liquidity (“Underlying Private Funds”). The Fund’s private market investments may also take the form of equity, convertible equity, other securities or other investment structures (including economic interests acquired through securitizations and derivatives). The Fund’s investment strategy is global, with a focus on North America and Europe. Notwithstanding such focus, Underlying Private Funds may be established in various jurisdictions around the world, including Delaware, the Cayman Islands, Bermuda, Jersey, United Kingdom and Luxembourg, among others.

The Fund’s SAI contains a list of the fundamental (those that may not be changed without shareholder approval) and non-fundamental (if any) investment policies of the Fund under the heading “Investment Restrictions.”

The Investment Adviser’s Strategy

Secondary Investments

The Fund will invest a portion of its assets in one or more assets already acquired and held by a private equity fund or another investor’s existing interest in a private equity investment (“Secondary Investments”). The Investment Adviser divides Secondary Investments into two broad categories: (i) “Traditional Secondaries” and (ii) “Non-Traditional Secondaries” (each, defined herein).

Traditional Secondaries. Traditional Secondaries involve the purchase of one or more limited partnership or similar interests in one or multiple private funds. Such purchases may be made through isolated transactions with individual investors in the funds, through tender offers or through transactions with or arranged by the sponsors of the underlying fund(s). In these transactions, the secondary investor generally “steps into the shoes” of the seller and assumes the associated rights and obligations of the original investor in the fund(s).

Non-Traditional Secondaries. Non-Traditional Secondaries include “Continuation Vehicles” and “Portfolio Finance Transactions” (each, defined herein).

•

Continuation Vehicles are transactions that involve the sale of an asset or assets from one or more existing pooled investment vehicles managed by a portfolio manager to one or more new pooled investment vehicles that are managed by the same portfolio manager. One or more secondary investors will help capitalize the buying vehicles to facilitate these transactions. In this process, the secondary investor(s) will typically assign a valuation to the asset(s) being sold to the new fund vehicles, and the existing fund investors can typically choose to (i) receive liquidity at the assigned valuation for their pro rata share in the asset(s) or (ii) maintain or “roll” their exposure in the asset(s) into the new fund vehicles alongside the secondary investor(s). In addition to providing existing investors an option for liquidity, a Continuation Vehicle transaction enables the portfolio manager to continue to manage the underlying asset(s) being sold to the new fund vehicle and potentially, depending on the transaction, raise additional capital that can be used to pursue strategic initiatives and/or drive growth.

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Portfolio Finance Transactions (also known as “Preferred Equity” transactions) involve providing portfolio managers, funds, investors in private funds and other owners of private assets (or in some cases a single asset) with liquidity in exchange for a preference on future cash flows from certain funds or assets, in addition to the possibility for upside participation once a preferred return is met. Terms in a Portfolio Finance Transaction typically do not require payment of cash interest, contain limited covenants and have no fixed maturity date. The transaction terms generally provide the counterparty with more flexibility as compared to structures involving traditional lenders. Additionally, in contrast to Traditional Secondaries, Portfolio Finance Transactions enable investors to retain exposure to their portfolio, rather than fully divesting from it. The Fund may make Portfolio Finance Transactions investments that are structured in a variety of manners, including preferred equity or debt (which debt typically will, but will not necessarily, also include some form of equity participation). Transactions may also be entered into directly or indirectly with underlying portfolio assets.

Co-Investments

The Fund will invest a portion of its assets in Co-Investments in portfolio companies made alongside a diversified group of managers (each, a “Manager,” and such investments, “Co-Investments”) with whom XIG has a relationship. Co-Investments may include “secondary co-investments” that involve, for example, investing alongside a Manager where the Manager already has an existing stake or acquiring a stake in an existing Co-Investment from another investor (whether or not the Fund has an existing stake in such Co-Investment). The Fund expects to make Co-Investments primarily in buyout and growth capital transactions, but may also make opportunistic Co-Investments in distressed and other private market strategy companies without limitation. A buyout transaction is the acquisition of a controlling (typically majority) ownership stake in a company.

In connection with a Co-Investment, the Fund may invest through collective investment partnerships and similar arrangements with the Managers, their limited partners and other third-party investors. The Fund may also from time to time participate in a Co-Investment by directly purchasing securities from the underlying companies.

The Fund’s Co-Investments are expected to be made predominantly alongside Underlying Managers (as defined below) who are part of the XIG platform (i.e., third-party portfolio managers with whom XIG has a relationship), including in most cases portfolio managers who manage funds that have received an investment from other XIG-managed funds and accounts. It is expected that a large number of potential investments will be evaluated by the Investment Adviser and that these evaluations will be conducted using (in addition to the Investment Adviser’s own analyses and other resources) the underlying sourcing and due diligence efforts of these portfolio managers. Additionally, it is expected that the Fund’s investments will generally be made in transactions where the Underlying Manager is committing a sizable amount of their fund’s capital to the investment.

GP Stake Investments

The Fund will invest a portion of its assets in direct and indirect ownership interests in the management companies of asset managers (“Management Companies”) as well as general partner (or similar) entities (“GP”) formed in connection with such investments, company or asset investments (“GP Stake Investments”).

The Fund will invest a portion of its assets in GP Stake Investments that include ownership stakes in Management Companies, with a focus on asset managers that manage, sponsor or organize alternative private market investment funds (“Target Investments”). The Fund will seek to make non-controlling investments in Management Companies that manage alternative investment funds that invest in a broad range of underlying private market investment strategies and liquidity profiles, such as private equity, growth equity, venture capital, real estate (including real estate debt), secondaries, private credit, and infrastructure. In addition, the Fund may invest in Management Companies that offer other types of investment products (either in addition to alternative investment funds offered by the Target Investments or instead of them), including products with strategies focused on investing in publicly traded investments. Furthermore, certain Management Companies that the Fund invests in may manage funds with other liquidity profiles and strategies, such as evergreen funds or similar permanent capital vehicles and public market-focused funds (which funds or vehicles may or may not be the flagship strategy of such Management Companies). The Investment Adviser believes that potential drivers of return include the Fund’s participation in the management fees and similar fees and revenue, as well as carried interest and other performance-based fees, received by Management Companies in respect of the alternative investment funds they manage, growth in the profitability of Management Companies, and increases in the franchise value of the Management Companies.

The Fund may also make investments in companies or entities (in addition to Management Companies) that provide asset management advice or that provide functions and/or services to or on behalf of one or more Management Companies or that the Investment Adviser believes are otherwise related to, or share certain characteristics with, Target Investments. These types of investments may include investments in (i) operating companies, (ii) insurance companies or insurance products, (iii) real estate development companies, (iv) technology companies (including artificial intelligence technology companies) focused on investment advisory and consulting services, (v) administrative, consulting and technology service providers to investment advisers and similar businesses or strategies which are ancillary to asset management business and (vi) registered investment advisers, wealth management firms, alternative investment funds, or other Management Companies that do not participate in the alternative investment management sector.

Liquid Investments

The Fund will invest a portion of its assets in more liquid investments (“Liquid Investments”). Liquid Investments may include cash and cash equivalents, U.S. Treasuries, money market funds, repurchase agreements, time deposits, broadly syndicated loans, other types of debt securities, including collateralized loan obligations, loan participations, and affiliated and unaffiliated exchange-traded funds with exposure to debt securities. Such loans and other debt securities may be rated below investment grade or, if unrated, determined by the Investment Adviser to be of comparable credit quality (commonly referred to as “junk bonds”). The Fund will use these investments to maintain liquidity for the Fund’s Repurchase Offers, to satisfy capital call requests by Underlying Private Funds, and to manage cash before investing proceeds into Secondary Investments, Co-Investments, and GP Stake Investments.

During normal market conditions, it is generally not expected that the Fund will hold more than 20% of its net assets in Liquid Investments for extended periods of time. For temporary defensive purposes, liquidity management or in connection with implementing changes to the portfolio’s composition as a result of dispositions or other rebalancing activity, or sourcing or allocating the Fund’s investment opportunities, the Fund may hold a higher amount of Liquid Investments. There can be no assurance that the Fund’s investment objective will be achieved or that the Fund’s investment program will be successful.

Prior to raising or investing sufficient capital, the Fund may also invest a greater percentage of assets within Liquid Investments than the Fund otherwise would expect for a fully invested portfolio.

Other Investments

The Fund may, but is not required to, enter into interest rate, foreign exchange or other derivative agreements to hedge interest rate, currency, credit or other risks, but the Fund does not intend to enter into any such derivative agreements for speculative purposes. These hedging activities, which comply with applicable legal and regulatory requirements, may include the use of futures, swaps and forward contracts. The Fund will bear any costs incurred in connection with entering into, administering and settling any such derivative contracts. There can be no assurance any hedging strategy the Fund employs will be successful.

Each of the XIG Vintage Team, XIG Co-Investment Team and Petershill Team may opportunistically make primary commitments to third-party funds from time to time.

Additionally, the Fund may also invest in common stock, convertible or non-convertible preferred stock, warrants, and convertible or non-convertible secured or unsecured debt.

Subsidiaries

The Fund may make investments directly or indirectly through one or more wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”), which may be capitalized with debt or equity, including through shareholder loans made by the Fund to such Subsidiary or Subsidiaries, at the discretion of the Fund. The Fund may form a Subsidiary in order to pursue its investment objective and strategies in a manner intended to enable it to comply with certain U.S. federal income tax requirements or for the purpose of facilitating its use of permitted borrowings. Except as otherwise provided, references to the Fund’s investments also will refer to any Subsidiary’s investments. In determining which investments should be bought and sold for a Subsidiary or the Fund, as applicable, the Investment Adviser will treat the assets of the Subsidiary as if the assets were held directly by the Fund. The financial statements of each Subsidiary will be consolidated with those of the Fund. Subsidiaries treated as U.S. corporations for U.S. federal income tax purposes generally will be required to incur entity-level income taxes on their earnings (which may be a material amount), which ultimately will reduce the return to Fund shareholders. The Fund will comply with provisions of Section 8 and Section 18 of the 1940 Act governing capital structure and leverage on an aggregate basis with any Subsidiary. The Fund and any Subsidiary will also comply with provisions of Section 17 of the 1940 Act related to affiliated transactions and custody.

Non-Fundamental Investment Policy

Under normal circumstances, the Fund intends to invest at least 80% of its Managed Assets in “private market investments”. For purposes of this policy, private market investments include Secondary Investments, Co-Investments, GP Stake Investments, investments in Underlying Private Funds, and private equity and private debt securities (or other investment structures that give exposure to such investments). Private equity securities include common stock, preferred stock, and other equity or equity-linked securities issued in non-public offerings. Private debt securities include loans, notes, bonds and other debt securities issued in non-public offerings. For purposes of determining the Fund’s compliance with the Fund’s 80% investment policy, the Fund will consider certain publicly offered investment vehicles (including exchange-traded funds (“ETFs”)) as “private market investments,” where the identity of those underlying portfolio securities can be reasonably determined or where the underlying investment vehicle has an 80% investment policy to invest in investments consistent with the investment focus that the Fund’s name suggests. Money market funds, cash, other cash equivalents and U.S. Treasury securities with remaining maturities of one year or less that are held by the Fund in support of unfunded commitments to Underlying Private Funds, Secondary Investments, Co-Investments, and GP Stake Investments that the Fund reasonably expects to be called in the future, are counted towards the Fund’s 80% policy with respect to investments in private market investments.

This 80% policy is not fundamental and may be changed by the Board upon 60 days’ prior written notice to shareholders, provided that the Fund provides such notice in advance of a Repurchase Offer and such Repurchase Offer is not oversubscribed.

The Fund must review its portfolio investments at least quarterly. If, subsequent to an investment, the Fund identifies that the requirements of its 80% policy are no longer met, the Fund will take action in a manner that will bring it into compliance with its 80% policy within 90 consecutive days.

Use of Leverage

The Fund may employ leverage, including borrowing from banks, in an amount of up to 33 and 1/3% (or in the case of the issuance of Preferred Shares, 50%) of the Fund’s total assets minus liabilities and indebtedness not represented by “senior securities” within the meaning of the 1940 Act, as determined immediately after borrowing. The Fund is authorized to borrow money in connection with its investment activities, subject to the limits of the asset coverage requirement of the 1940 Act. The Fund also may borrow money to satisfy repurchase requests from Fund shareholders and to otherwise provide the Fund with temporary liquidity. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed, measured at the time indebtedness occurs. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness, at the time of any borrowing.

Other Information Regarding the Investment Strategy

The limitations disclosed in this prospectus that limit the amount of the Fund’s investments in any particular asset class or asset type apply only to the Fund’s direct investments without regard to the investments held by any investment companies or investment vehicles in which the Fund invests.

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, political or other conditions. For temporary defensive purposes (and to the extent that it is permitted to invest in the following), the Fund may invest up to 100% of its total assets in securities issued or guaranteed by the U.S. government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”), commercial paper rated at least A-2 by S&P Global Ratings, P-2 by Moody’s Investors Service, Inc. (“Moody’s”) or having a comparable credit rating by another NRSRO (or if unrated, determined by the Investment Adviser to be of comparable credit quality), certificates of deposit, bankers’ acceptances, repurchase agreements, non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year, ETFs and other investment companies and cash items. When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

The Fund has no intent to use leverage through issuing Preferred Shares during the next twelve months. However, the Fund may issue Preferred Shares in the future, subject to the asset coverage requirements of the 1940 Act, which generally require that the Fund have asset coverage of at least 200% of the issue size. The Fund may borrow for investment purposes, to fund distributions, for temporary liquidity, or to finance repurchases of its shares, as permitted under applicable law. In addition, the Fund may be deemed to incur economic leverage embedded in instruments in which it may invest, such as derivatives.

The frequency and amount of portfolio purchases and sales (known as the “portfolio turnover rate”) will vary from year to year. The portfolio turnover rate is not expected to exceed 100%, but may vary greatly from year to year and will not be a limiting factor when the Investment Adviser deems portfolio changes appropriate. Although the Fund generally does not intend to trade for short-term profits, the Fund may engage in short-term trading strategies, and securities may be sold without regard to the length of time held when, in the opinion of the Investment Adviser, investment considerations warrant such action. These policies may have the effect of increasing the annual rate of portfolio turnover of the Fund. Short-term trading strategies would likely result in higher transaction costs and may generate short-term capital gains taxable as ordinary income. If securities are not held for the applicable holding periods, dividends paid on them will not qualify for the advantageous federal tax rates. See “Certain Tax Considerations and Risks” in the Fund’s SAI.

There is no assurance what portion, if any, of the Fund’s investments will qualify for the reduced federal income tax rates applicable to qualified dividends under the Code. As a result, there can be no assurance as to what portion of the Fund’s distributions will be designated as qualified dividend income or qualified REIT dividends. See “Taxation.”

The activities and opportunities of the Fund may be restricted or limited from time to time in certain circumstances, which could adversely affect the Fund’s investment program. See “Potential Conflicts of Interest” in the SAI.

There can be no assurance that the Fund will achieve its investment objective or that its investment program will be successful.

PORTFOLIO SECURITIES AND TECHNIQUES

Co-Investments Alongside Goldman Sachs and Other Accounts, and the Relief

Subject to applicable law, the Fund may invest alongside Goldman Sachs and other Accounts. “Accounts” refers to the Fund and other client accounts managed by the Investment Adviser, which may include proprietary accounts of Goldman Sachs. The staff of the SEC has issued no-action relief (the “Relief”) permitting registered investment companies, including the Fund, and business development companies (“BDCs”) to purchase a single class of privately placed securities alongside Goldman Sachs and other Accounts, provided that the Investment Adviser negotiates no term other than price and certain other conditions are met. In certain circumstances, the Fund and such other Accounts (which may include proprietary accounts of Goldman Sachs) can make negotiated co-investments pursuant to the Relief. On May 21, 2025, the SEC granted the Relief to the Investment Adviser, the BDCs advised by the Investment Adviser, and certain other affiliated applicants. If the Investment Adviser forms other funds in the future, the Fund may co-invest alongside such other affiliates, subject to compliance with the Relief, applicable regulations and regulatory guidance, as well as applicable allocation procedures. Any such co-investments are subject to the applicable conditions of the Relief. Under the terms of the Relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s Independent Trustees must make certain conclusions in connection with certain co-investment transactions, including co-investment transactions in which an affiliate of the Fund is an existing investor in the portfolio company, non-pro rata follow on investments and non-pro rata dispositions of investments, and the Board is required to maintain oversight of the Fund’s participation in the co-investment program.

As a result of the Relief, there could be significant overlap in the Fund’s investment portfolio and the investment portfolios of other Accounts, including, in some cases, proprietary accounts of Goldman Sachs.

If the Investment Adviser identifies an investment and the Fund is unable to rely on the Relief for that particular opportunity, the Investment Adviser will be required to determine which Accounts should make the investment at the potential exclusion of other Accounts. In such circumstances, the Investment Adviser will adhere to its investment allocation policy in order to determine the Account to which to allocate investment opportunities. Accordingly, it is possible that the Fund may not be given the opportunity to participate in investments made by other Accounts.

The Fund may invest alongside other Accounts advised by the Investment Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff guidance and interpretations. For example, the Fund may invest alongside such Accounts consistent with guidance promulgated by the staff of the SEC permitting the Fund and such other Accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Investment Adviser, acting on the Fund’s behalf and on behalf of its other clients, negotiates no term other than price. The Fund may also invest alongside the Investment Adviser’s other clients as otherwise permissible under SEC staff guidance and interpretations, applicable regulations and the allocation policy of the Investment Adviser.

For a further explanation of the allocation of opportunities and other conflicts and the risks related thereto, please see “Risks of the Fund—Additional Risks of the Fund—Potential Conflicts of Interest with Other Businesses of Goldman Sachs.”

Expenses are generally allocated to Accounts (including to the Fund) based on whose behalf the expenses are incurred. Where the Fund and one or more other Accounts participate in a particular investment or collectively incur other expenses, the Investment Adviser generally allocates investment-related and other expenses in a manner the Investment Adviser determines to be fair and equitable, which may be pro rata or on a different basis.

The Fund and other Accounts may contract for and incur expenses in connection with certain services provided by third parties, including valuation agents, rating agencies, attorneys, accountants and other professional service providers, while other Accounts that did not contract for such services may not incur such expenses even though they directly or indirectly receive benefit from such services. For example, the work of valuation firms retained by the Fund at the request of the Board benefit certain Accounts that invest in the same assets as the Fund, but because such other Accounts did not request such services, they are not allocated any costs associated therewith. While it is generally expected that the Accounts requesting third-party services will bear the full expense associated therewith, GSAM may in its sole discretion determine to bear the portion of such expenses that would be allocable to the non-requesting Accounts had such Accounts requested the services.

Co-Investments, Secondaries and GP Stakes

The Fund expects to make co-investments predominantly alongside Underlying Managers with whom XIG has a relationship and directly or indirectly acquire interests in Underlying Private Funds that are held by existing investors, including both early and mature secondaries.

Private market co-investing consists of making direct, passive investments into companies and other assets alongside a portfolio manager. A portfolio manager generally sources the underlying transaction and invites potential co-investors to participate in the deal as minority investors. Co-investment opportunities arise for several reasons, but are most often a result of situations where portfolio managers require additional equity capital to complete the acquisition of a company (or other asset) and wish to do so without giving control or material governance rights to another sponsor. To accomplish this, the portfolio manager looks to its base of investors or other parties to provide supplemental equity funding for the transaction.

Co-Investments generally provide more concentrated positions in select assets and are another way for investors to gain access to private market investments. Co-Investments are typically offered in two forms: (i) “co-sponsored” transactions, in which co-investors conduct due diligence and commit capital alongside a portfolio manager ahead of a bid or signing and (ii) syndicated transactions, in which the portfolio manager enters into definitive agreements with respect to a transaction and then looks to transfer, or “syndicate,” a portion of the investment to co-investors. The capabilities needed by co-investors for each type of co-investment are different. Co-sponsored deals require the ability to conduct diligence as information arrives in real time. Syndicated deals tend to be more structured processes with defined timelines. Co-sponsored transactions may also require binding commitment letters at signing, or funding in-line with the underlying deal closing, requiring additional flexibility and reliability on behalf of co-investors.

The Fund will invest a portion of its assets in Secondary Investments, which include: (i) “Traditional Secondaries,” involving the purchase of limited partnership or similar interests from other investors in Underlying Private Funds; and (ii) “Non-Traditional Secondaries,” comprising (a) “Continuation Vehicles,” which involve the sale of assets from existing pooled investment vehicles to new vehicles managed by the same portfolio manager, with existing investors having the option to receive liquidity or roll their exposure and (b) “Portfolio Finance Transactions” (or “Preferred Equity” transactions), which provide liquidity to portfolio managers, funds, or asset owners in exchange for preferences on future cash flows and potential upside participation, typically without cash interest payments, limited covenants, or fixed maturity dates.

The Fund will invest a portion of its assets in direct and indirect ownership interests of GP Stake Investments. The Fund will invest a portion of its assets in one or more non-controlling GP Stake Investments in Management Companies consisting of leading alternative asset management firms. The GP Stake Investments strategy seeks to generate returns comprising both current income and capital appreciation through the acquisition of non-controlling investments in Management Companies and similar alternative asset managers, with a focus on asset managers that manage, sponsor or organize alternative private market investment funds focused on private equity, growth equity, venture capital, real estate (including real estate debt), secondaries, private credit, and infrastructure.

Private Company Investments

To the extent that the Fund acquires assets directly (i.e., not through a special purpose vehicle, Underlying Private Fund, or other comingled investment vehicle), it may invest a portion of its assets in investments in a limited number of private company investments that the Fund may need to hold for several years. The Fund may invest in equity securities or debt securities, including debt securities issued with warrants to purchase equity securities or that are convertible into equity securities, of private companies.

Debt Securities

The Fund may invest in debt securities of other issuers, including debt securities rated below investment grade (that is, rated Ba or lower by Moody’s, BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating organization (“NRSRO”), or, if unrated, determined by the Investment Adviser to be of comparable credit quality). These securities are commonly called “high yield” or “junk” bonds. The Fund may invest in debt securities without regard for their maturity.

Restricted Securities

The Fund may purchase securities and other financial instruments that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the Securities Act of 1933, as amended (the “Securities Act”), including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act.

The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

Derivatives

Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to individual debt or equity instruments, interest rates, currencies or currency exchange rates and related indexes. The Fund may invest in derivative instruments including without limitation, futures, forwards, swaps and other derivatives for hedging purposes, although suitable derivative instruments may not always be available to the Investment Adviser for these purposes. See “Risks of the Fund—Principal Risks of the

Fund—Investments in Derivatives.”

Unseasoned Companies

The Fund may invest in companies which (together with their predecessors) have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than investments in companies with an established operating record.

U.S. Government Securities

The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

U.S. Government Securities are deemed to include (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or their agencies that are so guaranteed. Certain of these participations may be regarded as illiquid.

U.S. Treasury obligations have historically involved little risk of loss of principal if held to maturity. However, no assurance can be given that the U.S. government will be able or willing to repay the principal or interest when due, or provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises that issue U.S. Government Securities if it is not obligated to do so by law.

The high and rising national debt may adversely impact the U.S. economy and securities in which the Fund may invest. Moreover, the total amount of debt the Treasury is authorized to incur is subject to a statutory limit. Once the Treasury reaches the debt limit, Congress must raise, extend or otherwise modify the limit to enable the Treasury to incur additional debt to pay the obligations of the U.S. government, including principal and interest payments on certain U.S. Government Securities (such as Treasury bills, notes and bonds). Failure to, or potential failure to, increase the statutory debt limit could: increase the risk that the U.S. government defaults on payments on certain U.S. Government Securities; cause the credit rating of the U.S. government to be downgraded or increase volatility in both stock and bond markets; result in higher debt servicing payments by the U.S. government; reduce prices of Treasury securities; and/or increase the costs of certain kinds of debt.

RISKS OF THE FUND

Principal Risks of the Fund

The following summarizes the principal risks that apply to the Fund and, as applicable, the Underlying Private Funds, and may result in a loss of a shareholder’s entire investment. The Fund should not be relied upon as a complete investment program. There can be no assurance that the Fund will achieve its investment objective. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different risks or uncertainties.

The Fund’s investment program is speculative and entails substantial risks. The following list of risk factors does not purport to be a complete enumeration or explanation of the risks involved in an investment in the Fund and additional risks or uncertainties may adversely affect the Fund or the value of an investment in the Fund. Prospective investors should read this prospectus and the subscription agreement carefully and consult with their own advisors before deciding whether to invest in the Fund.

The risks of an investment in the Fund arise from, among other things, the risks associated with the Fund’s investments and the risks attendant to the Fund’s ability to achieve its investment objective. An investment in the Fund involves material risks, and each prospective investor should carefully consider these risks in determining whether an investment in the Fund is suitable for such prospective investor. References to the “Fund” in this section include the Fund and/or an Underlying Private Fund, as applicable. The risks applicable to the Fund are presented below in alphabetical order, and not in the order of importance or potential exposure.

Borrowing. The Fund may borrow funds or otherwise utilize leverage for a variety of purposes, subject to the limitations of the 1940 Act as part of the Fund’s investment program, to meet other short-term liquidity needs, including payment of fees and expenses, to satisfy repurchase requests from shareholders, and to facilitate the Fund’s hedging activities. The terms of the indebtedness incurred by the Fund may require the Fund to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, the Fund may not be able to negotiate commercially reasonable terms for its indebtedness and may not be able to extend or renew the existing terms when the indebtedness comes due. If the Fund is unable to access additional credit or otherwise has insufficient resources to pay its obligations, it may be forced to sell investments at inopportune times, which may further depress returns. The Fund will be limited in its ability to borrow (or guarantee other obligations) to amounts such that the Fund’s asset coverage ratio (as defined in the 1940 Act) would be less than 300%, calculated at the time of such incurrence (i.e., the value of each of the Fund’s total assets less liabilities other than the principal amount represented by indebtedness must be at least 300% of the principal amount represented by indebtedness at the time of incurrence). The Fund may also utilize indebtedness in excess of such limit for temporary purposes such as the settlement of transactions.

The use of leverage can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the Fund’s NAV to a greater extent than if the Fund did not utilize leverage. The Fund’s leverage strategy may not be successful.

Controlled Portfolio Assets. Underlying Private Funds (alone or together with other investors) may be deemed to have a control position with respect to some portfolio assets, which could expose the Fund (whether directly or indirectly through the applicable Underlying Private Funds) to liabilities not normally associated with minority equity investments, such as additional risks of liability for environmental damage, product defects, failure to supervise management teams, labor violations, violation of governmental regulations and other types of liability in which the limited liability generally characteristic of business operations may be ignored. The Fund may incur similar liability in connection with underlying portfolio assets in which the Fund invests directly.

Co-Investments and Investments in Secondaries. The Fund expects to make co-investments predominantly alongside managers with whom XIG has a relationship and directly or indirectly acquire interests in Underlying Private Funds that are held by existing investors. The secondary market for private market investments and co-investments is competitive, and the availability of, and demand for, deals may fluctuate over time. Even if these investment opportunities and managers are identified, there is no assurance that the Fund’s bids to acquire interests in such investments will be successful; and, upon a successful bid, legal or contractual transfer restrictions, including rights-of-first-refusal, change-of-control, and other similar provisions applicable to such investments (and which may have been granted in favor of other affiliates of Goldman Sachs or investment vehicles in which they may have invested), may prevent the Fund from acquiring all or a portion of such investments. In addition, the Investment Adviser may not be able to obtain as favorable terms as it would otherwise in a less competitive investment environment. The Fund may incur significant expenses investigating potential investments that are ultimately not consummated, including expenses relating to due diligence, transportation, legal expenses and the fees of other third-party advisors.

The market for secondary interests in private funds is continuing to develop and there can be no assurance as to the number of investment opportunities that will be presented to the Fund. In addition, completing the acquisition of an interest in an Underlying Private Fund generally requires the consent of the general partner of that fund and there is no assurance that the Fund will be able to obtain such consent.

When the Fund acquires interests from investors in Underlying Private Funds, rather than from the Underlying Private Funds themselves, the Fund may not have the opportunity to negotiate the terms of the interests in the Underlying Private Funds or other special rights or privileges, and such terms may include an obligation requiring the Fund to return distributions related to such investments upon the occurrence of certain circumstances. In some cases, the Fund may have the opportunity to acquire a portfolio of interests in Underlying Private Funds from a seller on an “all or nothing” basis and, in some cases, certain components of such portfolio may be less attractive than others, or the Fund may be less familiar with certain managers than others. Notwithstanding the “all or nothing” basis upon which the investments would be acquired, the Investment Adviser would seek to negotiate the most favorable price possible for the Fund. In addition, the Fund’s performance will be affected by the structure of the acquisition and the terms of the Underlying Private Funds, including regarding tax, legal or regulatory considerations, over which the Fund may have limited control, and the Fund may acquire an interest in Underlying Private Funds that contain terms that are disadvantageous to the Fund for legal, tax or regulatory reasons.

The Fund’s investments in secondary investments typically will include an unfunded portion where the Fund commits to invest equity in an Underlying Private Fund in the future, as will the Fund’s primary investments in Underlying Private Funds. Similarly, the Fund’s Co-Investments may include an unfunded commitment to invest equity capital in special purpose vehicles or other issuers. These unfunded commitments generally can be drawn at the discretion of the general partner of the Underlying Private Fund or other issuer subject to certain conditions (e.g., notice provisions). At times, the Fund expects that a significant portion of its assets will be invested in Liquid Investments, pending the calling of these unfunded commitments.

Debt Investments Risk. The Fund’s debt investments are subject to liquidity, market value, credit, interest rate and certain other risks. In addition, the Fund cannot assure shareholders that the Investment Adviser will correctly evaluate the nature and magnitude of the various factors that could affect the value and return of the Fund’s debt investments. These risks could be exacerbated to the extent that the Fund’s portfolio is concentrated in one or more particular types of investments or industry sectors or regions.

Prices of the Fund’s debt investments may be volatile and may fluctuate as a result of a variety of factors that are inherently difficult to predict, including changes in interest rates, prevailing credit spreads, general economic conditions, financial market conditions, domestic and international economic or political events, developments or trends in any particular industry, and the financial condition of the issuers or obligors of the investments. Such investments that become non-performing, or defaulted loans or securities may become subject to a workout negotiation or restructuring. This may entail a substantial reduction in the interest rate, a substantial write-down of principal, and a substantial change in the terms, conditions and covenants of these investments. To the extent that defaulted investments are sold, it is unlikely that the sale proceeds will be equal to the amount of unpaid principal and interest thereon. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default or to participate in the restructuring of a non-performing or defaulted investment. The Fund can offer no assurance as to the levels of defaults and/or recoveries that may be experienced on the investments.

Secured investments may also be subject to the risk that the security interests granted by the obligors in the underlying collateral are not properly or fully perfected in favor of lenders (or their agents). Compounding these risks, the collateral securing the secured investments may be subject to casualty, impairment or devaluation risks.

Debt investment issuers may also be permitted to issue additional indebtedness that would increase the overall leverage and fixed charges to which the issuers are subject. Such additional indebtedness could have structural or contractual priority, either as to specific assets or generally, over the ranking of the investments held by the Fund or could rank on a parity or seniority basis with respect to the Fund’s debt investments. In the event of any default, restructuring or insolvency event of an obligor, the Fund could be subordinated to, or be required to share on a ratable basis with, any recoveries in favor of the holders of such other or additional indebtedness. The Fund’s recoveries may be impaired as a result of the rights of holders of other indebtedness under any intercreditor agreement governing the relative rights of the indebtedness.

The Fund’s debt investments may also have no amortization and limited interim repayment requirements, which may increase the risk that an obligor will not be able to repay or refinance the debt investment when it comes due at its final stated maturity.

Dependence upon the Ability of the Investment Adviser. The Board has delegated to the Investment Adviser the authority to make investment, disposition, and related investment management decisions, including the authority to approve investments, subject to the Relief (as defined below), and/or all dispositions made by the Fund and to make or provide reserves, provided that the Board may be required to approve certain transactions made in accordance with co-investment exemptive relief. In addition, the Board has delegated to the Investment Adviser the authority to manage many of the affairs of the Fund, including, among others, the right to enforce default remedies, responsibility for maintaining the Fund’s books and records and producing the Fund’s reports, the right to calculate and cause the Fund to make distributions. Shareholders will have no right or power to participate in the management or control of the business of the Fund, and thus must depend solely upon the ability of the Investment Adviser with respect to the Fund’s investments. In addition, shareholders will have no opportunity to evaluate the specific investments made by the Fund or the terms of any investment. Accordingly, the success and failure of the Fund will depend to a significant extent on the viability and performance of the Investment Adviser. In managing and directing the investment programs of the Fund, the Investment Adviser will rely heavily on certain key personnel of Goldman Sachs. Certain key personnel, including members of the Investment Adviser’s investment team, may leave Goldman Sachs or rotate to another group within Goldman Sachs. The departure of any of such key personnel or their inability to fulfill certain duties may adversely affect the ability of the Investment Adviser to effectively implement the investment program of the Fund and may have an adverse impact on the Fund. Changes to the composition of the investment team may occur over time and without notice to the shareholders.

Derivatives and Similar Instruments. The Fund may invest in derivatives and similar instruments, including forwards and swaps, discussed elsewhere in this Prospectus. The use of derivatives and similar instruments may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments and may result in losses due to adverse market movements, depending upon the characteristics of the particular derivative and the Fund’s portfolio as a whole. Investments in derivatives and similar instruments may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations, liquidity risk, risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions, and operational and legal risks, which include risks related to documentation issues, system failures, inadequate controls, human error and the risk that a party’s obligations would be legally unenforceable. There is no guarantee that the use of derivatives will achieve their intended result.

The Fund generally intends to use derivatives primarily for hedging purposes and not speculative purposes. While hedging transactions may reduce the risks associated with an investment by the Fund, the transactions themselves entail risks (as described above) that are different than those of the investments of the Fund. The success of hedging transactions will be subject to the ability to correctly predict movements in and the direction of currency exchange rates, interest rates and public security prices. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary.

Pursuant to Rule 18f-4 under the 1940 Act, the Fund’s use of derivatives and other transactions that create future payment or delivery obligations is subject to a value-at-risk (“VaR”) leverage limit and reporting and certain other requirements if the Fund does not qualify as a “limited derivatives user” under Rule 18f-4. A “limited derivatives user” fund is also subject to the derivatives exposure threshold set forth in Rule 18f-4.

Similar to borrowings, derivatives and similar instruments may result in leverage. Borrowing and the use of derivatives and similar instruments may magnify the potential for gains and losses in excess of the initial amount invested. The amount of indebtedness from borrowings may not exceed certain limitations. Certain derivatives transactions, such as reverse repurchase agreements or similar financing transactions, may be treated as borrowings subject to the asset coverage requirements discussed above. Please see “Borrowing” above.

In addition, under Rule 18f-4, the Fund is permitted to invest in a security on a when-issued or forward-settling basis (e.g., firm and standby commitments, including to-be-announced commitments, and dollar rolls), or with a non-standard settlement cycle, and the transaction will be deemed not to involve a “senior security,” provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date. The Fund may otherwise engage in such transactions that do not meet these conditions so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, under Rule 18f-4, the Fund will be permitted to enter into an unfunded commitment agreement (e.g., capital commitments to invest equity in Underlying Private Funds that can be drawn at the discretion of the Underlying Private Fund’s sponsor), and such unfunded commitment agreement will not be subject to the limits on borrowings as described above, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due. The Fund treats purchase price deferrals as unfunded commitment agreements for purposes of Rule 18f-4.

These requirements may limit the ability of the Fund to use derivatives, reverse repurchase agreements and similar financing transactions, delayed-settlement securities and unfunded commitment agreements as part of its investment strategies.

From time to time, the Fund may enter into derivatives or other similar transactions that require the Fund to pledge margin or collateral to a counterparty or clearing member through a margin/ collateral account for and on behalf of the counterparty or clearing member. For operational, cost, regulatory or other reasons, when setting up these arrangements, the Fund may be required to use a margin/collateral account model or naming convention that may not be the most protective option available in the case of a default or bankruptcy by a counterparty or clearing member or that may delay or impair the Fund from fully exercising its rights under the arrangement. In the event of default or bankruptcy by a counterparty or clearing member, the margin or collateral may be subject to legal proceedings and the Fund may be delayed in taking possession of any margin or collateral to which the Fund is legally entitled.

Effects of Economic Conditions on the Fund and its Investments. The Fund and its investments may be adversely affected by the deterioration of and uncertainty in the financial markets and economic conditions throughout the world, some of which may magnify the risks described in this prospectus and have other adverse effects. These market conditions have resulted in volatility and illiquidity in the global equity, credit and debt markets generally. While these conditions may create increased investment opportunities for the Fund, certain securities may become less liquid, more difficult to value and thus harder to liquidate.

The duration and ultimate effect of market conditions cannot be forecast, nor is it known whether or the degree to which such conditions may improve or worsen. Although the deterioration of market conditions and uncertainty regarding economic markets generally could result in the Fund acquiring investments on more favorable terms, such conditions may also result in declines in the market values of the Fund’s existing investments. Furthermore, the credit markets tend to be volatile and the availability of indebtedness may be difficult to ascertain. As a result, the Fund may be unable to borrow sufficiently. This may have an adverse effect on the Fund’s ability to acquire and dispose of investments as well as on the returns associated with its investments.

Error and Error Correction Policies. The Investment Adviser will report to the Board any material breaches of the Fund’s investment objective, policies or restrictions and any material errors in the calculation of the NAV of the Fund. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV. The Investment Adviser’s error policy and the Fund’s NAV error correction policy limit or restrict when corrective action will be taken. As discussed in more detail under the section entitled “How Are Shares Priced?,” the Fund’s portfolio securities may be priced based on quotations for those securities provided by pricing services and non-traded funds which may be priced on a delayed basis. There can be no guarantee that a quotation provided by a pricing service or non-traded fund will be accurate. Each of the Investment Adviser and the Fund may at any time, in its discretion and without notice to shareholders, amend or supplement its error and NAV error correction policies.

Foreign Risk. When the Fund invests in foreign securities, it may be subject to risk of loss not typically associated with U.S. issuers. Loss may result because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. Loss may also result from, among other things, deteriorating economic and business conditions in other countries, including the United States, regional and global conflicts, the imposition of exchange controls (including repatriation restrictions), sanctions, foreign taxes, confiscation of assets and property, trade restrictions (including tariffs), expropriations and other government restrictions by the United States or other governments, higher transaction costs, difficulty enforcing contractual obligations or from problems in share registration, settlement or custody. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. These types of measures may include, but are not limited to, banning a sanctioned country from global payment systems that facilitate cross-border payments, restricting the settlement of securities transactions by certain investors, and freezing the assets of particular countries, entities, or persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country, downgrades in the credit ratings of the sanctioned country or companies located in or economically tied to the sanctioned country, devaluation of the sanctioned country’s currency, and increased market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. The Fund or the Investment Adviser may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding sanctions, repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Geopolitical developments in certain countries in which the Fund may invest have caused, or may in the future cause, significant volatility in financial markets. The Fund will also be subject to the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. Foreign risks will normally be greatest when the Fund invests in securities of issuers located in, or otherwise economically tied to, emerging countries.

Geographic Risk. If the Fund focuses its investments in securities of issuers located in a particular country or region, the Fund may be subjected to a greater extent than if investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Illiquidity of the Fund’s Investments. The Fund’s investments generally will be long-term and highly illiquid. The Fund’s ability to transfer and/or dispose of many of its investments is expected to be restricted (a) under applicable securities, antitrust and competition laws, (b) by the terms of consent and filing requirements of various governmental or regulatory bodies, (c) by other applicable constraints imposed by financial services, investment adviser and antitrust regulators, agencies charged with oversight of financial institutions, investment advisers or similar enterprises and (d) by the terms of the investments and determinations made by the Underlying Manager (as defined below). As a result, the Fund generally will not have control over when it will be able to dispose of such investments or when it will have assets to distribute and the Fund may not be able to dispose of interests in the investments, or dispose of such interests on favorable terms, in either case, even at times when it deems it advisable to do so. Even if the investments of the Fund prove successful, they may not provide a realized return to the shareholders for a period of years. Illiquidity may result from the absence of an established market for the investments, as well as legal or contractual restrictions on their resale by the Fund.

Incentive Fee Risk. The Incentive Fee payable by the Fund to the Investment Adviser may create an incentive for the Investment Adviser to make investments on the Fund’s behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement.

Any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s investments will be computed and paid on gain or income that is unrealized, and the Investment Adviser is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received. If a Fund investment with an unrealized gain subsequently decreases in value, it is possible that such unrealized gain previously included in the calculation of an Incentive Fee will never become realized. The Investment Adviser is not obligated to reimburse the Fund for any part of the Incentive Fee it received that was based on unrealized gain never realized as a result of a sale or other disposition of a Fund investment at a lower valuation in the future. Thus, the Fund could have paid an Incentive Fee on income or gain the Fund never received. Further, the Fund’s use of certain investment techniques, such as leverage, may have the effect of increasing the Investment Adviser’s Incentive Fee compensation.

The Incentive Fee is computed and paid on net profits that may include interest that has been accrued but not yet received in cash, such as market discount, debt instruments with payment in kind (“PIK”) interest, preferred stock with PIK dividends and zero coupon securities, in addition to amounts related to unrealized capital appreciation. If there is a default on an investment by the obligor or such capital appreciation is not ultimately realized, it is possible that amounts previously used in the calculation of the Incentive Fee will become uncollectible, and the Investment Adviser will have no obligation to refund any fees it received in respect of such accrued income. In addition, since in certain cases the Fund may recognize net profits before or without receiving cash representing such net profits and have a corresponding obligation to make an Incentive Fee payment, the Fund may have to sell some of its investments at times it would not consider advantageous, raise additional debt or equity capital or reduce new investments to meet its payment obligations.

Investment in Management Companies. The Fund’s investments in Management Companies focused on alternative assets, if any, will generally be long term and highly illiquid. Significant credit, contractual and regulatory restrictions may apply with respect to potential transfers of interests in Management Companies. The Fund’s ability to dispose of interests in such Management Companies is expected to be restricted by applicable securities laws, by financial services, investment adviser and antitrust regulators, and by the terms negotiated with Management Companies. In addition, there may not be a readily available market for interests in Management Companies and, accordingly, the Fund may not be able to dispose of interests in Management Companies, or dispose of such Management Companies on favorable terms. As a result, the Fund may not be able to dispose of assets even at times when it deems it advisable to do so.

In addition, the disposition of an investment in a Management Company may involve a direct or indirect public listing of the Fund’s interests in such Management Company. In such a circumstance, allocating the proceeds of any public listing and/or interests in the entity that is publicly listed may require the Investment Adviser (or its delegate) to assess the relative value of the investments being included in such entity and the other assets of such entity. While the Investment Adviser (or its delegate) will use its normal valuation methodologies for making such determination, there can be no assurance that the result will accurately reflect the fair value of an individual investment or its value relative to the other assets being included in the public listing.

Investment Performance of the Fund and Other Investment Vehicles May Vary Significantly. Goldman Sachs (i) has established, and expects to continue to establish, additional companies, partnerships or other entities, pooled investment vehicles for multiple investors, funds, separate accounts, and other entities, and (ii) includes various business units or divisions, which, in either case, may have, in whole or in part, investment objectives and strategies that may be similar to or overlap with those of the Fund (such entities, business units or divisions are referred to collectively as, “Other Investment Vehicles”). The Fund may at times compete with the Other Investment Vehicles for certain investments and the returns of each of the Other Investment Vehicles will likely differ materially from the returns of the Fund.

The results of the investment activities of the Fund may differ significantly from the results achieved by Goldman Sachs for its own benefit and from the results achieved by Other Investment Vehicles based on the investment strategies employed by such investors.

Subject to applicable law, including the 1940 Act, Other Investment Vehicles and other areas within Goldman Sachs may invest alongside the Fund. In allocating any investment opportunities, the Investment Adviser will consider numerous factors in its discretion. Any such investments made alongside the Fund may or may not be in proportion to the relevant commitments of the investing parties. As a result, investment returns may vary materially among the Fund and Other Investment Vehicles and other areas Goldman Sachs invest alongside the Fund.

In certain circumstances, the Fund and other accounts (which may include proprietary accounts of Goldman Sachs) can make negotiated co-investments pursuant to the Relief. On May 21, 2025, the SEC granted the Relief to the Investment Adviser, the BDCs advised by the Investment Adviser, and certain other affiliated applicants. The Relief contains certain conditions and requires the majority of the Fund’s independent trustees to make certain conclusions in connection with certain co-investment transactions, including co-investment transactions in which an affiliate of the Fund is an existing investor in the portfolio company, non-pro rata follow on investments and non-pro rata dispositions of investments, and requires the Board to maintain oversight of the Fund’s participation in the co-investment program. If the Investment Adviser forms other funds in the future, the Fund may co-invest alongside such other affiliates, subject to compliance with the Relief, applicable regulations and regulatory guidance, as well as applicable allocation procedures. Any such co-investments are subject to the applicable conditions of the Relief. Under the terms of the Relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Fund’s Independent Trustees must reach certain conclusions in connection with certain co-investment transactions, including co-investment transactions in which an affiliate of the Fund is an existing investor in the portfolio company, non-pro rata follow on investments and non-pro rata dispositions of investments, and the Board is required to maintain oversight of the Fund’s participation in the co-investment program. As a result of the Relief, there could be significant overlap in the Fund’s investment portfolio and the investment portfolios of other Accounts, including, in some cases, proprietary accounts of Goldman Sachs.

Investment Risk. The value of the instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sub-industries or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sub-industries or countries. The Fund intends to use leverage, which will magnify the Fund’s investment, market and certain other risks.

Lack of Financial Reporting Related to Non-U.S. Investments; Adverse Non-U.S. Taxes or Other Conditions. The Fund may invest in non-U.S. entities. Because non-U.S. entities are not subject to uniform reporting standards, practices and disclosure comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about non-U.S. companies. In particular, the assets and profits appearing on the financial statements of a company may not reflect its financial position or results of operation in the way they would be reflected had such financial statements been prepared in accordance with the U.S. generally accepted accounting principles. This limitation may be particularly true for private investments, where there may be little or no publicly available information about private companies. In addition, financial data related to non-U.S. investments may be affected by both inflation and local accounting standards, and may not accurately reflect the real condition of companies and securities markets. Moreover, the Fund may be subject to tax, reporting and other filing obligations in non-U.S. jurisdictions in which non-U.S. companies reside or operate. In addition, non-U.S. securities markets, particularly in developing countries, may be substantially less liquid and have greater volatility than U.S. securities markets. Furthermore, the Fund, either directly through Co-Investments or indirectly through Underlying Private Funds, may invest a portion of its assets in operating companies organized, headquartered and/or focused on investments outside the United States. Such investments may be subject to certain risks not typically associated with investing in U.S. securities. In addition to the foreign risks described above, there is a possibility at the Fund-level (although not expected at the shareholder-level), an imposition of non-U.S. taxes on income and recognized gains as well as non-U.S. tax filing obligations with respect to such investments.

Large Shareholder Transactions Risk. The Fund may experience adverse effects when certain large shareholders purchase or tender for repurchase large amounts of shares of the Fund. Such large shareholder repurchase requests may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, large repurchase requests could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratios. While the Fund’s structure as a tender offer fund would limit the impact of significant shareholder repurchase requests, shareholders may receive only a prorated portion of their requested repurchase amount if the Fund’s periodic Repurchase Offers are oversubscribed.

Further, an affiliate of the Investment Adviser may in the future determine to make an investment of capital in the Fund or, pursuant to exemptive relief, receive Shares of the Fund as compensation under the Investment Management Agreement. As a result, the Investment Adviser’s affiliate may own a substantial amount of the Fund’s outstanding Shares. The Investment Adviser’s affiliate may periodically elect to tender any or all of its Shares for repurchase pursuant to the Fund’s periodic Repurchase Offers. Any such tenders by the Investment Adviser’s affiliate could have a negative impact on the Fund, including on the Fund’s liquidity, and could reduce the opportunity for other shareholders to tender the full amount of their Shares in a given offering.

Legal, Tax and Other Regulatory Risks. Legal, tax and regulatory changes could occur that may adversely affect the Fund and its investment results, and/or some or all of the shareholders. Recent economic events have given rise to a political climate that may result in the Investment Adviser and the Fund becoming subject to increased regulatory scrutiny and/or entirely new legal, tax or regulatory regimes both within the United States and in other countries in which the Fund may directly or indirectly invest. The Fund may be adversely affected as a result of new or revised legislation, or regulations imposed by the SEC, CFTC, IRS, Federal Reserve, other U.S. or non-U.S. tax or governmental regulatory authorities or self-regulatory organizations that supervise the financial markets.

The Fund and/or some or all of the shareholders also may be adversely affected by changes in the interpretation or enforcement of existing laws and rules by these governmental authorities and self-regulatory organizations. It is not possible to determine the extent of the impact of any new or revised laws, regulations or initiatives that may be proposed, or whether any of the proposals will become law. Compliance with any new laws or regulations could be more difficult and expensive, and may have a material adverse effect on the Fund and/or some or all of the shareholders.

The regulation of alternative investment Management Companies and investment funds (including private equity funds and hedge funds) is evolving, and changes in the regulation of alternative investment Management Companies and investment funds may adversely affect the ability of the Fund to pursue its investment objective. In addition, from time to time the market for private market transactions has been adversely affected by regulatory pressures on providers of financing to reduce or eliminate their exposure to such transactions. It is not possible to determine the extent of the impact of any new laws, regulations or initiatives that may be proposed, or whether any of the proposals will become law and the consequences attendant therewith. Compliance with any new laws or regulations could be more difficult and expensive than compliance with existing regimes, and may affect the manner in which the Fund conducts business. New laws or regulations may also subject the Fund or some or all of its shareholders to increased taxes or other costs. In addition, the market for private market investment transactions has been adversely affected by a decrease in the availability of financing for transactions.

Each prospective investor should be aware that tax laws and regulations are changing on an ongoing basis, and such laws and regulations may be changed with retroactive effect. Moreover, the interpretation and application of tax laws and regulations by certain tax authorities may not be clear, consistent or transparent. Uncertainty in the tax law may require the Fund to accrue potential tax liabilities even in situations where the Fund and/or the shareholders do not expect to be ultimately subject to such tax liabilities. In that regard, accounting standards and/or related tax reporting obligations may change, giving rise to additional accrual and/or other obligations. Each prospective investor should also be aware that other developments in the tax laws of the United States or other jurisdictions where the Fund invests could have a material effect on the tax consequences to the shareholders, the Fund and/or the Fund’s direct and indirect subsidiaries discussed in this prospectus and that shareholders may be required to provide certain additional information to the Fund (which may be provided to the IRS or other taxing authorities) or may be subject to other adverse consequences as a result of such change in tax laws. In the event of any such change in law, each shareholder is urged to consult its own tax advisors.

Leverage Risk. Certain transactions may give rise to leverage. Leverage can increase market exposure, magnify investment risks, and cause losses to be realized more quickly. To the extent that the Fund utilizes leverage, the Fund may be more volatile than if it had not been leveraged. The use of leverage may cause the Fund to liquidate portfolio positions to satisfy its obligations or to meet margin or collateral requirements when it may not be advantageous to do so. The Fund will also invest in Underlying Private Funds, which may use leverage without limit.

Limitations on Repurchases. An investment in the Fund is not suitable for investors who need certainty about their ability to access all of the money they invest in the short term. Even though the Fund intends to make from time to time Repurchase Offers for its outstanding Shares (up to 5% per quarter and subject to Board discretion), investors should consider Shares of the Fund to be an illiquid investment. In addition, there is no active secondary market for Shares. There is no guarantee that investors will be able to sell their Shares at any given time or in the quantity that they desire.

Limited Information Concerning Potential Investments. Both prior to making an investment and subsequent to the Fund making such investment, the Fund may not receive access to all available information relating to such investment. Investment analyses and decisions by the Investment Adviser on behalf of the Fund may be undertaken on an expedited basis in order for the Fund to take advantage of investment opportunities. Although the Investment Adviser conducts due diligence with respect to each investment, there can be no assurance that such due diligence processes will uncover all relevant facts. Therefore, no assurance can be given that the Fund will have knowledge of all circumstances that may adversely affect an investment.

Due to confidentiality concerns, certain investment sponsors may not permit the Fund to fully disclose information regarding the sponsor’s investment strategies, investments, risks and/or prior performance. In addition, certain investment sponsors may provide limited information regarding their investment strategies or investments. Similar restrictions may apply in the case of other investments. Accordingly, in certain circumstances, the Investment Adviser may not have sufficient information to fully evaluate each aspect of a potential investment. In addition, such limitations or restrictions may impede the Investment Adviser’s ability to monitor the Fund’s investments.

Market Disruption Risk and Terrorism Risk. The military operations of the United States and its allies, the instability in various parts of the world and the prevalence of terrorist attacks throughout the world could have significant adverse effects on the global economy. In addition, certain illnesses have the potential to significantly affect the global economy. Terrorist attacks may also exacerbate some of the foregoing risk factors. A terrorist attack involving, or in the vicinity of, a Fund investment, directly or indirectly, may result in a liability far in excess of available insurance coverage. The Investment Adviser cannot predict the likelihood of these types of events occurring in the future nor how such events may affect the Fund.

Market Risk. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more sub-industries or countries, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sub-industries or countries.

Global economies and financial markets are becoming increasingly interconnected and political and economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations. Furthermore, local, regional and global events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also adversely impact issuers, markets and economies, including in ways that cannot necessarily be foreseen. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may not have the same impact on all types of securities and may expose the Fund to greater market or liquidity risk or cause difficulty in valuing portfolio instruments held by the Fund. This could cause the Fund to underperform other types of investments.

The severity or duration of such conditions and/or events may be affected by policy changes made by governments or quasi-governmental organizations. Recent instability in the financial markets has led governments across the globe to take a number of unprecedented actions designed to support the financial markets. Future government regulation and/or intervention may also change the way in which the Fund is regulated and could limit or preclude the Fund’s ability to achieve its investment objective. For example, one or more countries that have adopted the euro may abandon that currency and/or withdraw from the European Union, which could disrupt markets and affect the liquidity and value of the Fund’s investments, regardless of whether the Fund has significant exposure to European markets. In addition, governments or their agencies may acquire distressed assets from financial institutions and acquire ownership interests in those institutions, which may affect the Fund’s investments in ways that are unforeseeable.

Market Volatility. The value of any securities in which the Fund may directly or indirectly invest varies in response to many factors. Factors specific to a company could result in a decrease in the value of the company’s securities. Factors specific to the industry in which the company participates can have a similar effect. The value of a company’s securities can also be adversely affected by changes in financial markets generally that are unrelated to the company itself or its industry. Current economic conditions in some cases have produced downward pressure on security prices and credit availability for certain companies without regard to those companies’ underlying financial strength. In addition, certain derivative and other equity-related instruments may be subject to additional risks, including liquidity risk, counterparty credit risk, legal risk and operations risk, may involve significant economic leverage and, in some cases, may be subject to significant risks of loss. These factors and others can cause significant fluctuations in the prices of the securities in which the Fund may directly or indirectly invest and can result in adverse effects on the Fund’s returns.

No Operating History. The Fund is newly organized and has no operating history. Investors will not have the opportunity to evaluate historical data prior to purchasing Shares. The Fund is subject to all of the business risks and uncertainties associated with any new business, including the risk that it will not achieve its investment objective or raise sufficient capital.

Non-Traditional Secondary Investments; Joint Investments; Other Investments. The Fund may invest with third-parties and otherwise through joint ventures, structured transactions and similar arrangements, and may invest in other non-traditional secondary investments such as fund recapitalizations, as well as other assets. These investments may be designed to share risk in the underlying investments with third-parties or may involve the Fund taking on greater risk generally with an expected greater return or reducing risk with a corresponding reduction in control or in the expected rate of return. These arrangements may expose the Fund to additional risks, including risks associated with counterparties and risks associated with the lack of registered title to the investments in the Underlying Private Funds, in addition to the normal risks associated with the Underlying Private Funds, their managers and portfolio companies. In addition, the Fund may make other investments with risk and return profiles that the Investment Adviser determines to be similar to those of traditional secondary investments. These investments may be outside the core expertise of the Investment Adviser and may involve different risks to those of traditional secondary investments.

Operational Risk. The Fund is dependent on the Investment Adviser’s and third parties’ communications and information systems. Any failure or interruption of those systems, including as a result of the termination of the Investment Management Agreement or an agreement with any third-party service providers, could cause delays or other problems in the Fund’s activities. The Fund’s financial, accounting, data processing, backup or other operating systems and facilities may fail to operate properly or become disabled or damaged as a result of a number of factors including events that are wholly or partially beyond the Fund’s control and adversely affect the Fund’s business. There could be sudden electrical or telecommunications outages, natural disasters such as earthquakes, tornadoes and hurricanes, disease pandemics, events arising from local or larger scale political or social matters, including terrorist acts and acts of war, outages due to issues experienced by specific service providers; and/or cyber incidents. In addition to the Fund’s dependence on information systems, poor operating performance by the Fund’s service providers could adversely impact the Fund. These events, in turn, could have a material adverse effect on the Fund’s performance.

Other Regulatory Risks. The Fund may use derivatives that are subject to regulation by the CFTC. Because of this exposure to CFTC-regulated derivatives, the Investment Adviser could become subject to regulation as a “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and the CFTC’s rules and regulations with respect to the operations of the Fund. However, the Investment Adviser has claimed an exclusion with respect to the Fund from the definition of the term “commodity pool operator” under the CEA and, therefore, is not currently subject to registration or regulation as a pool operator under the CEA with respect to the Fund. If the Fund were to be subject to registration or regulation as a commodity pool operator under the CEA, the Fund may incur compliance and other expenses or otherwise disadvantage the Fund.

Partial or Total Loss of the Fund’s Capital. The Fund is intended for long-term investors who can accept the risks associated with investing in illiquid investments. There is no assurance that the Fund will achieve its investment or performance objectives, including the selection of suitable investment opportunities and the achievement of targeted rates of return. The possibility of partial or total loss of capital of the Fund exists, and prospective investors should not subscribe unless they can readily bear the consequences of a complete loss of their investment.

Potential Loss from Currency Fluctuations. The Fund may invest a portion of its capital outside the United States in non-U.S. dollar denominated securities. These investments involve special risks compared with investing exclusively in the United States. Because these investments may involve non-U.S. dollar currencies and because the Fund may hold funds in these currencies in bank deposits during the completion of the investment program, the Fund may be adversely affected by changes in currency rates (including as a result of the devaluation of a foreign currency) and in exchange control regulations and may incur costs in connection with conversions between various currencies. In addition, the equivalent U.S. dollar obligations of the Fund’s investments located outside of the United States may increase as a result of adverse changes in currency rates.

Preferred Equity Risk. Non-Traditional Secondaries include “Portfolio Finance” investments, which may include preferred equity investments. The Fund may also invest in other preferred equity investments, including preferred stock. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock.

Preferred equity securities are subordinated to bonds and other debt securities in an issuer’s capital structure in terms of priority for corporate income and liquidation payments and, therefore, will be subject to greater credit risk than those debt securities. In addition, while preferred equity transactions can take many forms, typically these transactions do not require the payment of cash interest, contain limited covenants and have no fixed maturity date, all of which would be typical for secured loans. While preferred equity securities are likely to provide seniority in the capital structure and may provide for more regular payments and current income to the Fund as compared to standard equity investments, the returns on preferred equity securities, unlike equity investments in Underlying Private Funds, may have limited upside relative to equity investment in Underlying Private Funds. Preferred equity securities may also be subject to optional or mandatory redemption provisions. In the event of redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

Private Company Investments Risk. Private companies are not subject to SEC reporting requirements, are not required to maintain their accounting records in accordance with generally accepted accounting principles, and are not required to maintain effective internal controls over financial reporting. As a result, the Investment Adviser may not have timely or accurate information about the business, financial condition and results of operations of the private companies in which the Fund invests. There is risk that the Fund may invest on the basis of incomplete or inaccurate information, which may adversely affect the Fund’s investment performance. Private companies in which the Fund may invest may have limited financial resources, shorter operating histories, more asset concentration risk, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. These companies generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. These companies may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity. In addition, the Fund’s investment also may be structured as pay-in-kind securities with minimal or no cash interest or dividends until the company meets certain growth and liquidity objectives. The securities of private portfolio companies are illiquid, making it difficult for the Fund to sell such investments.

Private Equity Investments Risk. Private equity is a common term for investments that are typically made in private or public companies through privately negotiated transactions, and generally involve equity-related finance intended to bring about some kind of change in an operating company (e.g., providing growth capital, recapitalizing a company or financing an acquisition). Private equity funds, often organized as limited partnerships, are the most common vehicles for making private equity investments, although the Fund may also co-invest directly in an operating company in conjunction with another fund. The GP Stake Investments and any direct investments made by the Fund involve the same types of risks associated with an investment in any operating company. However, securities of private equity funds, as well as the underlying companies these funds invest in, tend to be more illiquid, and highly speculative. Private equity has generally been dependent on the availability of debt or equity financing to fund the acquisitions of their investments. Depending on market conditions, however, the availability of such financing may be reduced dramatically, limiting the ability of private equity funds to obtain the required financing or reducing their expected rate of return.

The activity of identifying, completing and realizing attractive secondary private equity investments is competitive, and involves a degree of uncertainty. Developing and maintaining relationships with sponsors of private funds, joint venture partners or management teams, on which some of the Fund’s strategy depends, is competitive. The supply and consequently the pricing of secondary investments is dependent on a number of factors that may be adversely impacted by general conditions in the global financial markets, including the rate at which such underlying sponsors are able to deploy capital, the performance and value of investments held by funds managed by such underlying sponsors and the ability for such investment funds to realize, recapitalize and/or refinance their own investments in order to return capital to their investors. Higher valuations and increased liquidity and return of capital in the private equity investment market may result in fewer attractive investment opportunities. The Fund will be competing for investments with many other private equity investors. There is no assurance that the Fund will be able to purchase interests at attractive discounts to net asset value, or at all. In addition, the Fund’s Incentive Fee structure could create an incentive to buy secondary investments with what the Investment Adviser believes have the greatest potential to generate unrealized gains for the Fund. Further, private company securities are often subject to contractual transfer limitations, which may, among other things, give the issuer, its assignees and/or its stockholders a particular period of time, often 30 days or more, in which to exercise a veto right, or a right of first refusal over, the sale of such securities. Accordingly, the purchase agreements that the Fund enters into for secondary transactions for private company securities may require the lapse or satisfaction of these rights as a condition for closing, which could prevent the Fund from acquiring such securities.

Secondary private equity investments may be acquired at a discount or premium to an Underlying Private Fund’s net asset value. As a result, secondary investments acquired at a discount may result in unrealized gains at the time the Fund next calculates its net asset value, since any such discounted secondary investment will be marked to its net asset value, which may be a price that is higher than its acquisition cost. If such unrealized gains are realized upon the Fund’s disposition of secondary investments, the Fund may generate distributable gains that are taxable to shareholders. Accordingly, the overall performance and net asset value of the Fund may be significantly impacted by the acquisition price paid by the Fund for its investments in secondaries. Because secondary investments are generally made when an Underlying Private Fund has exited its initial investment period (typically three to seven years after the fund commences operations) and has deployed a significant portion of its capital into portfolio companies, secondary investments are viewed as more mature investments with greater certainty of portfolio construction and better visibility to the timing of future expected cash flows.

The regulatory environment for private investment funds continues to evolve, and changes in the regulation of private investment funds may adversely affect the value of the Fund’s investments and the ability of the Fund to implement its investment strategy (including the use of leverage). The financial services industry generally and the activities of private investment funds and their investment advisers, in particular, have been the subject of increasing legislative and regulatory scrutiny. Such scrutiny may increase the Fund’s and/or the Investment Adviser’s legal, compliance, administrative and other related burdens and costs as well as regulatory oversight or involvement in the Fund and/or the Investment Adviser’s business. There can be no assurances that the Fund or the Investment Adviser will not in the future be subject to regulatory review or discipline. The effects of any regulatory changes or developments on the Fund may affect the manner in which it is managed and may be substantial and adverse.

Regulated Portfolio Assets Risk. Certain Fund investments may be subject to regulations by applicable governmental organizations, quasi-government agencies, self-regulatory organizations and/or professional organizations. Such regulation and legislation are subject to the political process and have at times been in flux. Furthermore, investments in such assets may require disclosure of information about investors in the Fund. In addition, in connection with the requests of regulatory bodies or otherwise, issuers may request additional information regarding the investors in the Fund and their beneficial owners that is not in the possession of the Fund, or the Investment Adviser. If the requested information is not provided, or the Fund is otherwise unable to provide the requested information to the issuers, the Fund may not be able to participate in the applicable investment or the Fund’s investment may be adversely affected, including through the Fund being excluded from one or more investments or the Fund’s investment being redeemed, potentially at a discount to its fair market value. In addition, the Fund may invest indirectly in private companies in the healthcare sector. Such companies may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, changes in government funding to healthcare, an increased emphasis on outpatient services, demand for medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are also subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Regulation and Treatment of the Fund as a Bank Holding Company Affiliate. Goldman Sachs is regulated as a “bank holding company” under the Bank Holding Company Act (the “BHCA”), which generally restricts bank holding companies from engaging in business activities other than the business of banking and certain closely related activities. Goldman Sachs has elected to become a financial holding company under the BHCA and, as such, may engage in a broader range of financial and related activities, as long as Goldman Sachs continues to meet certain eligibility requirements.

The Fund is managed under the direction of the Board comprised of individuals, a majority of whom are independent of Goldman Sachs. As a result of this and other factors, the Fund will not be “controlled” by Goldman Sachs for BHCA purposes. If the Fund is not controlled by Goldman Sachs for BHCA purposes, the BHCA’s restrictions on Goldman Sachs’ activities and investments should not apply to the Fund.

However, if the Fund were deemed to be controlled by Goldman Sachs for bank regulatory purposes, the BHCA and other applicable banking laws, rules, regulations and guidelines, and their interpretation and administration by the appropriate regulatory agencies, may, among other things, restrict the transactions and relationships between the Investment Adviser, Goldman Sachs and their affiliates, on the one hand, and the Fund, on the other hand, and may restrict investments and transactions by, and the operations of, the Fund. In addition, certain BHCA regulations may require aggregation of the positions owned, held or controlled by related entities.

Repurchase Offers Risk. Liquidity for Shares will be limited to participation in the Fund’s share repurchase program, which the Fund has no obligation to maintain. When the Fund makes quarterly Repurchase Offers pursuant to the share repurchase program, the Fund will offer to repurchase Shares at a price that is estimated to be equal to NAV per share on the last calendar day of such quarter, which may be lower than the price paid for Shares. As a result, to the extent a shareholder has the ability to sell Shares pursuant to the Fund’s share repurchase program, the price at which a shareholder may sell Shares may be lower than the amount paid in connection with the purchase of such Shares in this offering.

Further, the Investment Adviser, through an affiliate, may determine to make an investment of capital in the Fund or, pursuant to exemptive relief, receive Shares of the Fund as compensation under the Investment Management Agreement. As a result, the Investment Adviser may own a substantial amount of the Fund’s outstanding Shares. The Investment Adviser may periodically elect to tender any or all of its Shares for repurchase under the Fund’s share repurchase program. Any such tenders by the Investment Adviser could have a negative impact on the Fund, including on the Fund’s liquidity, and could reduce the opportunity for other shareholders to tender the full amount of their Shares in a given quarter.

The Board may amend, suspend or terminate the share repurchase program at any time in its discretion. Shareholders may not be able to sell Shares at all in the event the Board amends, suspends or terminates the share repurchase program, absent a liquidity event, and the Fund currently does not intend to undertake a liquidity event, and is not obligated by the Fund’s Declaration of Trust or otherwise to effect a liquidity event at any time. The Fund will notify shareholders of such developments in reports and other filings. If less than the full amount of Shares requested to be repurchased in any given Repurchase Offer are repurchased, funds will be allocated pro rata based on the total number of Shares being repurchased without regard to class. If the Fund only purchases a pro rata portion of a shareholder’s Shares, the shareholder will need to wait until a subsequent Repurchase Offer in order to tender its remaining Shares. Shareholders will be subject to the risk of NAV fluctuations during that period. The share repurchase program has many limitations and should not be relied upon as a method to sell shares promptly or at a desired price.

In the event a shareholder chooses to participate in the Fund’s share repurchase program, the shareholder will be required to provide the Fund with notice of intent to participate prior to knowing what the NAV per share of the class of shares being repurchased will be on the repurchase date. Although a shareholder will have the ability to withdraw a repurchase request prior to the repurchase date, to the extent a shareholder seeks to sell Shares to the Fund as part of the Fund’s periodic share repurchase program, the shareholder will be required to do so without knowledge of what the repurchase price of Shares will be on the repurchase date.

Risks of Investing with Other Parties; Non-Controlling Investments. The Fund generally will have limited to no ability to direct the affairs of its investments, and the Fund generally will not have the right to determine the timing or terms of the disposition of investments by Underlying Private Funds, but rather will be required to rely on the third-party sponsor or lead investor, as the case may be, to make such determinations for Underlying Private Funds, which may or may not be in the best interest of the Fund. The Fund will not have an active role in the management of investments by Underlying Private Funds and will likely be relying on third-parties to make significant management decisions. There can be no assurance that such management teams will produce the expected results. The Fund’s ability to withdraw from or transfer its investment in any Underlying Private Fund or other investment will typically be limited. As a result, the performance of the Fund’s investments in Underlying Private Funds will depend significantly on the investment and other decisions made by third-parties, which could have a material adverse effect on the returns achieved by investors in the Fund.

Risks Relating to the Potential Use of Pass-Through Entities. To the extent permitted by applicable law (including the 1940 Act), the Fund may make investments through one or more partnerships or other pass-through entities in which the sole beneficial interest holders are the Fund. These investment vehicles may incur leverage. To the extent permitted by applicable law including the 1940 Act, the Fund may guarantee the obligations of these investment vehicles and/or assign and pledge certain assets of the Fund to these investment vehicles in order to secure borrowings or other leverage. Failure by such a vehicle to meet its obligations could have adverse effects on the Fund, including the acceleration of payment obligations under any leverage facility used by the vehicle. The Fund may enter into one or more secured credit facilities whereby each credit facility is secured by the assets of a different wholly owned subsidiary of the Fund.

Sector Risk. To the extent the Fund focuses its investments in one or more sectors, the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental or other developments.

Selecting Underlying Managers and Underlying Private Funds. In determining whether to cause the Fund to invest in a particular Underlying Private Fund, the Fund is expected to rely primarily on XIG’s analysis of the reputation, experience and track record of the underlying manager offering the Underlying Private Fund (“Underlying Manager”). XIG’s analysis of a particular Underlying Private Fund will be based primarily on the due diligence and financial analysis prepared by the sponsoring Underlying Manager. Further, the success of any Underlying Private Fund, once made, is substantially dependent on the expertise of numerous Underlying Managers who are actively involved in running and overseeing the Underlying Private Funds to help underwrite, operate, manage and dispose of assets.

The Underlying Private Funds will be managed by Underlying Managers unrelated to Goldman Sachs. The Fund generally does not expect to have the opportunity to evaluate or to approve specific investments made by any Underlying Manager, and none of the Investment Adviser, XIG, or the Fund will have an active role in the day-to-day management of the Underlying Private Funds. As a result, the returns of these investments will depend largely on the performance of these unrelated Underlying Managers and could be substantially adversely affected by the unfavorable performance and/or practices and policies of these Underlying Managers. For example, an Underlying Manager may suffer a business failure or become bankrupt, may engage in illegal activities, may breach its fiduciary or other duties, or may engage in activities that compete with other investments of the Fund. Underlying Managers may also allocate investment opportunities or expenses and fees in a manner that is not fair and equitable and that could adversely impact the Fund. While XIG performs a detailed assessment on Underlying Managers on a variety of key investment, operational and legal areas as part of its diligence in connection with considering making a commitment to an Underlying Manager’s Underlying Private Fund, there can be no assurance that such assessment will identify all potential risks of problems or issues with an Underlying Manager or verify the compliance of an Underlying Manager with its stated policies and procedures. The due diligence information on which XIG relies may be difficult to obtain, limited in scope or inaccurate. Many Underlying Managers operate in an unregulated environment, and XIG may have little or no oversight over or input in the activities of such Underlying Managers. In all cases, the Fund will rely on each Underlying Manager to manage its activities in a manner consistent with its stated disclosures and applicable laws and regulations.

As noted above, the success of an Underlying Private Fund, and, in turn, the Fund, is substantially dependent on the Underlying Managers and the individuals associated with such Underlying Managers. Should one or more of these individuals become incapacitated or in some other way cease to participate in the Underlying Private Fund, the Fund’s performance could be adversely affected. Similarly, the Fund will not control these Underlying Private Funds and is under no obligation to seek to control or influence any Underlying Private Fund or Underlying Manager. These and other problems, including the deterioration of the business relationship between the Fund and an Underlying Manager, could have a material adverse effect on the assets managed by such Underlying Manager. There can be no assurance that the Underlying Private Funds will achieve their respective investment or performance objectives. The failure of one or more of the Underlying Private Funds to meet their respective investment or performance objectives could have a material adverse effect on the Fund. In any event, the historical performance of an Underlying Manager is not indicative of its future performance, which can vary considerably.

Start-up or Venture Portfolio Companies. Investments in portfolio companies that are newly formed, less mature than their competition, or that are engaged in business in a rapidly evolving industry involve a particularly high degree of business and financial risk. These companies may: (a) be in an early stage of development and not have a proven operating history; (b) be operating at a loss or have significant variations in operating results; (c) be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence; (d) require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; (e) rely on the services of a limited number of key individuals, the loss of any of whom could significantly adversely affect investment performance; and (f) otherwise have a weak financial condition or be experiencing financial difficulties. In addition, such investments may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing and other capabilities, and a larger number of qualified management and technical personnel.

Tax Risk. Although the Fund intends to elect to be treated, and intends to qualify annually, as a RIC under subchapter M of the Code, the Fund cannot assure shareholders that the Fund will be able to maintain RIC status. To obtain and maintain RIC status and be relieved of U.S. federal income taxes on income and gains distributed to its shareholders, the Fund must meet the annual distribution, source-of-income and asset diversification requirements described below.

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The annual distribution requirement for a RIC will be satisfied if the Fund distributes to its shareholders on an annual basis at least 90% of its investment company taxable income (generally its ordinary income plus the excess of recognized net short-term capital gain over recognized net long-term capital loss, reduced by deductible expenses but determined without regard to any deduction for dividends paid) for each taxable year. Because the Fund expects to use debt financing, the Fund expects to be subject to an asset coverage ratio requirement under the 1940 Act, and the Fund expects to be subject to certain financial covenants contained in its credit agreements and other debt financing agreements. This asset coverage ratio requirement and these financial covenants could, under certain circumstances, restrict the Fund from making distributions to its shareholders that are necessary for the Fund to satisfy the distribution requirement. If the Fund is unable to obtain cash from other sources, and thus is unable to make sufficient distributions to its shareholders, the Fund could fail to maintain its status for RIC tax treatment and thus become subject to Fund-level U.S. federal income tax (and any applicable U.S. state and local taxes) at the regular corporate rate. While distributions of net capital gains are not required for maintaining the Fund’s RIC status, any undistributed net capital gains will be subject to Fund-level U.S. federal income tax at regular corporate rates.

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The source-of-income requirement will be satisfied if at least 90% of the Fund’s gross income for each year is derived from dividends, interest, gains from the sale of stock or securities or certain other similar sources.

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The asset diversification requirement will be satisfied if, at the end of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s total assets consists of cash, cash equivalents, U.S. government securities, securities of other RICs and other acceptable securities, and no more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities or securities of other RICs) of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships.” Failure to meet these requirements may result in the Fund’s having to dispose of certain investments quickly in order to prevent the loss of the Fund’s RIC status.

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If the Fund fails to maintain its RIC status for any reason, and does not qualify for certain relief provisions under the Code, the Fund would be subject to Fund-level U.S. federal income tax (and any applicable U.S. state and local taxes) at the regular corporate income tax rate. In this event, the resulting taxes could substantially reduce the Fund’s Net Assets, the amount of the Fund’s income available for distribution and the amount of the Fund’s distributions to its shareholders, which would have a material adverse effect on the Fund’s financial performance and its shareholders’ return on their investments in the Fund. For additional discussion regarding the tax implications of a RIC, see “Taxation.”

Some of the income that the Fund may earn directly or indirectly through an Underlying Private Fund, such as income recognized from an equity investment in an operating partnership, may not satisfy the source-of-income requirement. The Fund may have to dispose of interests in certain Underlying Private Funds that it would otherwise have continued to hold, or devise other methods of cure, to the extent such Underlying Private Funds earn income of a type that is not qualifying gross income for purposes of the source-of-income requirement or hold assets that could cause the Fund not to satisfy the RIC asset diversification requirement. To manage the risk that such income might jeopardize the Fund’s tax status as a RIC, one or more Subsidiaries treated as corporations for U.S. federal income tax purposes may be employed to hold the related investment. Subsidiaries treated as U.S. corporations for U.S. federal income tax purposes generally will be required to incur Fund-level income taxes on their earnings (which may be a material amount), which ultimately will reduce the return to shareholders.

The Fund May Make Commitments Representing a Substantial Portion of its Total Assets. To the extent permitted by applicable law, the Fund may make commitments to issuers of private investments and Underlying Private Funds in which it invests that represent a substantial portion of the total assets of the Fund, including through the use of leverage. As a result, in certain circumstances, the Fund may need to retain investment income, borrow funds or liquidate some or all of its investments prematurely at potentially significant discounts to market value if the Fund does not have sufficient liquid assets to meet these commitments; however, the Fund will not borrow in excess of applicable limitations under the 1940 Act.

Underlying Private Funds Generally. The Underlying Private Funds are not registered as investment companies under the 1940 Act. Accordingly, the provisions of the 1940 Act, which, among other things, require investment companies to have securities held in custody at all times in segregated accounts, impose leverage restrictions and regulate the relationship between the investment company and its asset management as well as the relationship between the investment company and its affiliates, are not applicable to an investment in the Underlying Private Fund. Accordingly, securities of the Underlying Private Funds tend to be more illiquid and highly speculative. The Underlying Private Funds’ investments may therefore impact the strategies, risks and costs of and for the Fund itself. Shareholders will have limited information about the Underlying Private Funds in which the Fund is investing, including with respect to the Underlying Private Funds’ holdings, liquidity and valuation. In addition, the Underlying Private Funds have complex fee structures, including performance fees, that are broader than what is permitted for certain registered funds, and shareholders may pay these fees indirectly by investing in the Fund. Underlying Private Funds may receive performance fees even if other of the Underlying Private Funds that the Fund invests in or the overall performance of the Fund is negative which may further negatively impact the Fund’s performance. Furthermore, the Fund may have challenges in monitoring operations and performance of the Underlying Private Funds due to the inability to access information about Underlying Private Fund investments and valuations. The Fund can only value Underlying Private Funds at net asset value if permitted by applicable accounting standards.

Underlying Private Funds Invest Independently. The Underlying Private Funds in which the Fund plans to invest generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that these Underlying Private Funds do, in fact, hold such positions, the Underlying Private Funds in which the Fund invests, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, the portfolio managers of certain Underlying Private Funds may be compensated based on the performance of their investments. Accordingly, there may often be times when certain portfolio managers may receive incentive compensation in respect of their investments for a period even though the Underlying Private Funds overall depreciated during such period.

Underlying Private Funds Lack Liquidity. The Underlying Private Funds primarily hold investments in private markets and other assets with limited liquidity. In addition, the Underlying Private Funds may offer limited or no liquidity for extended periods. To the extent that the Underlying Private Funds provide liquidity, the Underlying Private Funds may impose lock-up periods, withdrawal fees, redemption gates or other measures, that further impact liquidity.

This lack of liquidity of the Underlying Private Funds creates several risks. First, it makes it difficult for the Investment Adviser to determine if an Underlying Private Fund is accurately valuing its positions because of the uncertainty regarding the realization of the prices that are quoted if the Underlying Private Fund were to attempt to liquidate its portfolio at those prices. Second, it increases the risk that withdrawals from such Underlying Private Funds by other investors will cause reductions in the net asset value of those Underlying Private Funds merely due to selling pressure, rather than a fundamental change in the investments themselves. Third, it increases the risk that an Underlying Private Fund will not honor the Fund’s liquidity expectations. The Underlying Private Funds may have restrictions in their governing documents that limit or restrict the Fund’s ability to withdraw funds. To the extent that the Fund is able to withdraw funds, its ability to withdraw funds will typically be limited to calendar month or quarter ends (or less frequently) on significant prior notice, and the Underlying Private Funds may nevertheless be unable to abide by these somewhat onerous liquidity provisions.

A side effect of this inability to withdraw from an Underlying Private Fund is the Investment Adviser’s inability to re-allocate the Fund’s assets as dynamically as the Investment Adviser may otherwise desire. This limitation exists even when an Underlying Private Fund has not implemented a constraint on its expected liquidity. Given that, even in the best of times, these Underlying Private Funds permit withdrawals only infrequently and on significant advance notice, the Fund’s flexibility to reallocate assets among Underlying Private Funds is limited.

The Investment Adviser has no control over the liquidity of Underlying Private Funds and depends on the Underlying Private Funds to provide appropriate valuations as well as liquidity. In some cases, the Investment Adviser will allocate Fund assets to Underlying Private Funds that later impose liquidity constraints making it impossible to terminate them as desired by the Investment Adviser. Restrictions on liquidity imposed by the Underlying Private Funds may materially impact the Fund’s ability to repurchase Shares. An inability to withdraw from an Underlying Private Fund may expose the Fund to losses it could have otherwise avoided if the Fund had been able to withdraw from such Underlying Private Fund. It may also cause the Fund to become unbalanced as it is forced to obtain liquidity from those Underlying Private Funds which provide such liquidity. In certain cases, other investors in an Underlying Private Fund may have preferential withdrawal rights as compared to the Fund, the exercise of which could materially adversely affect the Fund’s investment in such Underlying Private Fund.

Valuation Risk. Market prices are not readily available for many of the Fund’s investments. The fair value of such securities is determined by the Board’s valuation designee pursuant to procedures governing the valuation of portfolio securities adopted by the Board. Proper valuation of such securities may require more reliance on the judgment of the Investment Adviser than for valuation of securities for which an active trading market exists. Any incorrect valuations of the Fund’s investments could have an adverse effect on the Fund’s net asset value and shareholder transactions in the Shares.

The GP Stake Investments and Underlying Private Funds in which the Fund invests will not have readily ascertainable market prices and will be fair valued by the Investment Adviser based on input from the sponsor or general partner of such investment. The Investment Adviser generally intends to rely upon the most recent valuations provided to it by the relevant Underlying Managers of such Underlying Private Funds adjusted for subsequent contributions to or distributions from such investments. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by a third-party sponsor or general partner, the accuracy of the valuations provided by the sponsor or general partner, that such sponsor or general partner will comply with their own internal policies or procedures for keeping records or making valuations, or that the sponsor or general partner maintain policies and procedures and systems which will not change without notice to the Fund. As a result, the valuation of GP Stake Investments and Underlying Private Fund securities may fail to match the amount ultimately realized with respect to the Fund’s investment in GP Stake Investments and Underlying Private Funds. Further, the fair values of Underlying Private Funds are subject to adjustment or revisions under certain circumstances. Such adjustments and revisions will not, in most cases, result in an adjustment to the number of Shares received by the shareholder in a purchase, or a shareholder’s repurchase proceeds in a Repurchase Offer.

Warehouse Investments Risk. The Fund may not be able to realize the anticipated benefits from the Warehouse Investments (as defined below). Purchases of assets from the Forward Seller (as defined below) will be at prices determined under the terms of the Purchase Agreement. If the fair market value of the assets when the Fund acquires such assets is less than the amount owed to the Forward Seller under the Purchase Agreement, then an affiliate of the Investment Adviser will pay the shortfall to the Forward Seller.

Additional Risks of the Fund

Call/Prepayment Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund earlier than expected. This may happen when there is a decline in interest rates, when credit spreads change, or when an issuer’s credit quality improves. Under these circumstances, the Fund may be unable to recoup all of its initial investment and will also suffer from having to reinvest in lower yielding securities.

Counterparty Risk. Many of the protections afforded to cleared transactions, such as the security afforded by transacting through a clearing house, might not be available in connection with certain over-the-counter transactions (such as currency forwards). Therefore, in those instances in which the Fund enters into certain over-the-counter transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses. However, recent regulatory developments require margin on certain uncleared over-the-counter transactions which may reduce, but not eliminate, this risk.

Credit/Default Risk. An issuer or guarantor of instruments held by the Fund (which may have low credit ratings) may default on its obligation to pay interest and repay principal or default on any other obligation. The credit quality of the Fund’s portfolio securities or instruments may meet the Fund’s credit quality requirements at the time of purchase but then deteriorate thereafter, and such a deterioration can occur rapidly. In certain instances, the downgrading or default of a single holding or guarantor of the Fund’s holding may impair the Fund’s liquidity and have the potential to cause significant deterioration in NAV. These risks are heightened in market environments where interest rates are rising.

Current Regulatory Risk. Section 619 of the Dodd-Frank Act (as it may be amended, and together with the rules or regulations promulgated thereunder), known as the “Volcker Rule,” restricts banking entities, such as Goldman Sachs, absent an applicable exclusion or exemption, from acquiring or retaining any equity, partnership or other ownership interests in, or sponsoring, a hedge fund or a private equity fund (“Covered Fund”).

The Volcker Rule also prohibits banking entities, such as Goldman Sachs, from engaging in certain trading activities involving their own capital (also known as “proprietary trading”). These prohibitions may include certain restrictions on the extent to which Goldman Sachs may own Shares of the Fund. If Goldman Sachs or its affiliates own 25% or more of the Shares of the Fund longer than three years from the Fund’s launch date, the Fund may be subject to these proprietary trading restrictions, which include restrictions on the ability to purchase and sell securities on a short-term basis. Goldman Sachs may acquire more than 25% of the outstanding Shares of the Fund. It is anticipated that Goldman Sachs will own less than 25% of the Shares of the Fund once the offering is completed. However, if Goldman Sachs were to own more than 25% of the Shares of the Fund following three years from the Fund’s launch date, the Fund may be unable to achieve its investment objective and may be forced to liquidate prematurely, among other things.

In addition, the Volcker Rule prohibits any banking entity, including Goldman Sachs, from engaging in certain activities that would involve or result in a material conflict of interest between the banking entity and its clients, customers or counterparties, or that would result, directly or indirectly, in a material exposure by the banking entity to high-risk assets or high-risk trading strategies, or that would pose a threat to the safety and soundness of the banking entity or the financial stability of the United States. It is uncertain whether and to what extent this prohibition may ultimately impact Goldman Sachs and the Fund.

Any requirements or restrictions imposed by Goldman Sachs’ policies and procedures or by the Volcker Rule agencies could materially adversely affect the Fund, including because the requirements or restrictions could result in, among other things, the Fund foregoing certain investments or investment strategies or taking or refraining from other actions, any of which could disadvantage the Fund, or adversely affect the value of the investments in which the Fund directly or indirectly participates.

The currently contemplated course of operation of the Fund may need to be altered in the future in one or more ways, to the extent the Investment Adviser in its discretion determines is necessary or advisable to comply with the Volcker Rule or any other applicable statute, regulation, or regulatory guidance. In addition, the Volcker Rule or other rules issued under the Dodd-Frank Act could require or cause Goldman Sachs and/or investment vehicles that it organizes, offers or manages to liquidate or forego certain investments, or take other actions, which actions could disadvantage the Fund, or adversely affect the value of the investments in which the Fund directly or indirectly participates. Certain of these actions may have a material adverse effect on the Fund.

Cybersecurity Risk. The Fund may be susceptible to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV; and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Cyber-attacks affecting the Fund or its Investment Adviser, custodian, Transfer Agent, or other third-party service providers may adversely impact the Fund and its shareholders.

Emerging Markets. The Fund may invest in securities of issuers located in, or otherwise economically tied to, emerging countries. The securities markets of emerging countries are generally less liquid, developed and efficient, are subject to greater price volatility, and have smaller market capitalizations than the securities markets of the United States and developed non-U.S. markets. Emerging countries are generally located in Africa, Asia, the Middle East, Eastern Europe and Central and South America. Emerging markets may have more or less government regulation and generally do not impose as extensive and frequent accounting, auditing, financial and other reporting requirements as the securities markets of more developed countries. As a result, there could be less information available about issuers in emerging countries, which could negatively affect the Investment Adviser’s ability to evaluate local companies or their potential impact on the Fund’s performance. Further, investments in securities of issuers located in certain emerging countries involve the risk of loss resulting from problems in share registration, settlement or custody, substantial economic, political and social disruptions and the imposition of exchange controls (including repatriation restrictions). There also may be a lower level of monitoring and regulation of securities markets in emerging market countries and the activities of investors in such markets and enforcement of existing regulations has been extremely limited. The legal remedies for investors in emerging markets may be more limited than the remedies available in the U.S., and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. Many emerging countries have experienced substantial rates of inflation for many years. Inflation and rapid fluctuations in inflation rates may continue to have very negative effects on the economies and securities markets of certain emerging countries. Economies in emerging markets generally are heavily dependent upon international trade and, accordingly, have been and may continue to be affected adversely by protectionist measures imposed or negotiated by the countries with which they trade. The economies of countries with emerging markets may also be predominantly based on only a few industries or dependent on revenues from particular commodities. In many cases, governments of emerging countries continue to exercise significant control over their economies, and government actions relative to the economy, as well as economic developments generally, may affect the capacity of emerging market issuers, regardless of their financial condition. There can be no assurance that adverse political changes will not cause a loss of any or all of any such investment.

Extension Risk. An issuer could exercise its right to pay principal on an obligation held by the Fund later than expected. This may happen when there is a rise in interest rates. Under these circumstances, the value of the obligation will decrease, and the Fund will also suffer from the inability to reinvest in higher yielding securities.

Interest Rate Risk. When interest rates increase, fixed income securities or instruments held by the Fund (which may include inflation protected securities) will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance to the extent the Fund is exposed to such interest rates and/or volatility. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Fund.

It is difficult to predict the magnitude, timing or direction of interest rate changes and the impact these changes will have on the markets in which the Fund invests.

Investment and Repatriation Restrictions. Foreign investment in securities of companies in certain of the countries in which the Fund may invest is restricted or controlled to varying degrees. Certain countries have laws and regulations that currently limit or preclude direct foreign investment in the securities of their companies. Even where permitted, direct investments in certain companies may require significant government approvals under corporate, securities, foreign investment and other similar laws and may require financing and structuring alternatives that differ significantly from those customarily used in countries in other regions. These restrictions or controls may at times limit or preclude foreign investment above certain ownership levels or in certain sectors of the country’s economy and increase the costs and expenses of the Fund. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital interests and dividends paid on securities held by the Fund, and income on such securities or gains from the disposition of such securities may be subject to withholding taxes imposed by certain countries or other jurisdictions.

Investments in Collateralized Loan Obligations (“CLOs”). The Fund’s Liquid Investments may include CLOs and other similar securities which carry similar risks to asset-backed securities. These may be fixed pools or may be “market value” or managed pools of collateral, including commercial loans, high yield and investment grade debt, structured securities and derivative instruments relating to debt. The pools are typically separated into tranches representing different degrees of credit quality, with lower rated tranches being subordinate to senior tranches. The senior tranches of CLOs, which represent the highest credit quality in the pool, have the greatest collateralization and pay the lowest spreads over treasuries. Lower rated CLO tranches represent lower degrees of credit quality and pay higher spreads over treasuries to compensate for the attendant risks. The bottom tranches specifically receive the residual interest payments (i.e., money that is left over after the higher tiers have been paid) rather than a fixed interest rate. The returns on the junior tranches of CLOs are especially sensitive to the rate of defaults in the collateral pool. In addition, the exercise of redemption rights, if any, by more senior CLO tranches and certain other events could result in an elimination, deferral or reduction in the funds available to make interest or principal payments to the junior tranches. The Fund intends to invest in investment grade rated tranches of CLOs, but may also invest in any credit rating tranche of CLOs. In addition, there can be no assurance that a liquid market will exist in any CLO when the Fund seeks to sell its interest therein. Also, it is possible that the Fund’s investment (and indirectly, the Fund’s investment through exchange-traded funds (“ETFs”) that invest in CLOs) in a CLO will be subject to certain contractual limitations on transfer. Further, a CLO may be difficult to value given current market conditions. In addition, certain direct investments in CLOs that are classified as “passive foreign investment companies” for U.S. federal income tax purposes are subject to special tax rules which may result in adverse tax consequences to the Fund and its shareholders.

Loan Participations and Assignments. The Fund may acquire loan investments directly (by way of assignment) or indirectly (by way of participation). As described in more detail below, holders of participation interests are subject to additional risks not applicable to a holder of a direct interest in a debt obligation.

The purchaser of an assignment of a debt obligation typically succeeds to all the rights and obligations of the selling institution and becomes a party to the applicable documentation relating to the debt obligation. In contrast, participations acquired by the Fund in a portion of a debt obligation held by a seller typically result in a contractual relationship only with such seller, not with the obligor. The Fund would have the right to receive payments of principal, interest and any fees to which it is entitled under the participation only from the seller and only upon receipt by the seller of such payments from the obligor. In purchasing a participation, the Fund generally will have neither the right to enforce compliance by the obligor with the terms of the documentation relating to the debt obligation nor any rights of set-off against the obligor, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the obligor and the seller, which will remain the legal owner of record of the applicable debt obligation. In the event of the insolvency of the seller, the Fund may be treated as a general creditor of the seller in respect of the participation, may not benefit from any set-off exercised by the seller against the obligor and may be subject to any set-off exercised by the obligor against the seller. In addition, the Fund may purchase a participation from a seller that does not itself retain any portion of the applicable debt obligation and, therefore, may have limited interest in monitoring the terms of the documentation relating to such debt obligation and the continuing creditworthiness of the borrower.

In addition, when the Fund holds a participation in a debt obligation, the Fund may not have the right to vote to waive enforcement of any default by an obligor. Sellers commonly reserve the right to administer the debt obligations sold by them as they see fit and to amend the documentation relating to such debt obligations in all respects. A seller may have interests different from the Fund’s, and the seller might not consider the Fund’s interests when taking actions with respect to the debt obligation underlying the participation. In addition, some participation agreements that provide voting rights to the participant further provide that if the participant does not vote in favor of amendments, modifications or waivers to the documentation relating to the debt obligation, the seller may repurchase such participation at par. Assignments and participations are typically sold strictly without recourse to the seller thereof, and the seller will generally make no representations or warranties about the underlying debt obligation, the borrowers, the documentation relating to the debt obligations or any collateral securing the debt obligations.

Nature of Distressed Investments. The Fund may invest in instruments, securities and obligations of companies experiencing financial and/or operational distress, including debt obligations that are in covenant or payment default. Such investments are considered high-risk and speculative. Defaulted obligations might not be repaid at all or might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments. In addition, lenders can be subject to lender liability claims for actions taken by them where they become too involved in the borrower’s business or exercise control over the borrower.

Non-Investment Grade Fixed Income Securities Risk. Non-investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate or municipal developments, interest rate sensitivity, negative perceptions of the junk bond markets generally and less liquidity. The Fund may purchase the securities or obligations of issuers that are in default.

Other Investment Companies Risk. By investing in other investment companies registered under the 1940 Act (including affiliated and unaffiliated ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees and expenses regularly borne by the Fund. In addition, the Fund will be affected by the investment policies, practices and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein.

The Fund may invest in securities of affiliated and unaffiliated investment companies, including ETFs and money market funds, subject to statutory limitations prescribed by the 1940 Act or rules, regulations or exemptive relief thereunder. These statutory limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies.

Subject to applicable law and/or pursuant to an exemptive rule adopted by the SEC or an exemptive order obtained from the SEC, the Fund may invest in other investment companies (including ETFs and money market funds) beyond the statutory limits described above, provided that certain conditions are met. Rule 12d1-4 under the 1940 Act generally prohibits the Fund in a fund of funds arrangement relying on that rule from purchasing or otherwise acquiring the securities of an investment company or a private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of its total assets, subject to limited exceptions (including for investments in money market funds). Some of those investment companies may be funds for which the Investment Adviser or any of its affiliates serves as investment adviser, administrator or distributor.

Payment of Management and Incentive Fees in Shares Risk. The Investment Adviser and the Fund received exemptive relief from the SEC that permits the Fund to pay the Investment Adviser all or a portion of its Management Fees and Incentive Fees in Shares in lieu of paying the Investment Adviser an equivalent amount of such fees in cash, which may dilute other shareholders of the Fund.

Potential Conflicts of Interest with Other Businesses of Goldman Sachs. There are significant potential conflicts of interest that could negatively impact the Fund’s investment returns. A number of these potential conflicts of interest with affiliates of the Investment Adviser and Goldman Sachs are discussed in more detail elsewhere in this Prospectus.

Goldman Sachs is a leading global financial institution that provides investment banking, securities and investment management services to a diversified client base, including companies and high-net-worth individuals, among others. As such, it acts as an investor, investment banker, research provider, investment manager, financier, adviser, market maker, trader, prime broker, derivatives dealer, lender, counterparty, agent and principal. In those and other capacities, Goldman Sachs and its affiliates advise clients in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own accounts or for the accounts of their customers, and have other direct and indirect interests in the global fixed income, currency, commodity, equity, bank loans and other markets in which the Fund invests or may invest. Such additional businesses and interests will likely give rise to potential conflicts of interest and may restrict the way the Fund operates. For example, (1) the Fund may not be able to conduct transactions relating to investments in portfolio companies because the Investment Adviser is not permitted to obtain or use material nonpublic information in effecting purchases and sales in public securities transactions for the Fund or (2) Goldman Sachs, the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with the Fund (subject to any limitations under the law), and/or may compete for commercial arrangements or transactions in the same types of companies, assets, securities or other assets or instruments as the Fund. Transactions by, advice to and activities of such accounts (including potentially Goldman Sachs acting on a proprietary basis), may involve the same or related affiliates, securities or other assets or instruments as those in which the Fund invests and may negatively affect the Fund (including the Fund’s ability to engage in a transaction or other activities) or the prices or terms at which the Fund’s transactions or other activities may be effected. For example, Goldman Sachs may be engaged to provide advice to an account that is considering entering into a transaction with the Fund, and Goldman Sachs may advise the account not to pursue the transaction with the Fund, or otherwise in connection with a potential transaction provide advice to the account that would be adverse to the Fund.

In addition, subject to applicable law, GS&Co. may, to the extent permitted by applicable law, including the limitations set forth in Section 17(e) of the 1940 Act, receive compensation from the Fund or from its portfolio companies if the Fund makes any investments based on opportunities that such employees or personnel of GS&Co. have referred to the Fund. Such compensation might incentivize GS&Co. or its employees or personnel to refer opportunities or to recommend investments that might otherwise be unsuitable for the Fund. Further, any such compensation paid by the Fund, or paid by the portfolio company (to which the Fund would otherwise have been entitled) in connection with such investments, may negatively impact the Fund’s returns. Furthermore, Goldman Sachs is currently, and in the future expects to be, raising capital for new public and private investment vehicles that have, or when formed will have, the primary purpose of investing in private market investments. These investment vehicles, as well as existing investment vehicles (including other accounts), will compete with the Fund for investments. Although the Investment Adviser and its affiliates will endeavor to allocate investment opportunities among its clients, including the Fund, in a fair and equitable manner and consistent with applicable allocation procedures, it is expected that, in the future, the Fund may not be given the opportunity to participate in investments made by other accounts or that the Fund may participate in such investments to a lesser extent due to participation by such other accounts.

Subject to applicable law, the Fund, Goldman Sachs and other Accounts can make negotiated co-investments pursuant to the Relief. As a result of the Relief, there could be significant overlap in the Fund’s investment portfolio and the investment portfolios of other Accounts, including, in some cases, proprietary accounts of Goldman Sachs.

If the Investment Adviser identifies an investment and the Fund is unable to rely on the Relief for that particular opportunity, the Investment Adviser will be required to determine which Accounts should make the investment at the potential exclusion of other Accounts. In such circumstances, the Investment Adviser will adhere to its investment allocation policy in order to determine the Account to which to allocate investment opportunities. Accordingly, it is possible that the Fund may not be given the opportunity to participate in investments made by other Accounts.

The Fund may invest alongside other Accounts advised by the Investment Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff guidance and interpretations. For example, the Fund may invest alongside such Accounts consistent with guidance promulgated by the staff of the SEC permitting the Fund and such other Accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Investment Adviser, acting on the Fund’s behalf and on behalf of its other clients, negotiates no term other than price. The Fund may also invest alongside the Investment Adviser’s other clients as otherwise permissible under SEC staff guidance and interpretations, applicable regulations and the allocation policy of the Investment Adviser.

In addition, Goldman Sachs or another investment account or vehicle managed or controlled by Goldman Sachs or another client of the Investment Adviser may hold securities, loans or other instruments of a portfolio company in a different class or a different part of the capital structure than securities, loans or other instruments of such portfolio company held by the Fund. As a result, Goldman Sachs or such other investment account or vehicle or such other client of the Investment Adviser may pursue or enforce rights or activities, or refrain from pursuing or enforcing rights or activities, on behalf of its own account, that could have an adverse effect on the Fund. In addition, to the extent Goldman Sachs has invested in a portfolio company for its own account, Goldman Sachs may limit the transactions engaged in by the Fund with respect to such portfolio company or issuer for reputational, legal, regulatory or other reasons.

Certain investment vehicles and other Accounts managed by XIG, or other teams within the XIG Group such as the Petershill Team (“XIG Accounts”), have entered into, or are third-party beneficiaries of, agreements with certain unaffiliated portfolio managers, the Underlying Private Funds they manage, or their affiliates, pursuant to which the XIG Accounts hold interests in the equity, revenues or profits of, or with respect to, unaffiliated portfolio managers (“Profits Interests”). Profits Interests take different forms and are documented in different ways. In certain cases, a Profits Interest entitles an XIG Account to receive a share of the fees, profits or revenue received by an unaffiliated portfolio manager or its affiliates. In some other cases, the holder of a Profits Interest receives the benefit of reduced management fees and/or incentive compensation in an Underlying Private Fund based in part on the aggregate management fees and incentive compensation earned by the unaffiliated portfolio manager from other investors. A Profits Interest generally is received in consideration of either an investment in the unaffiliated portfolio manager or an affiliate thereof or a “seed” investment in an Underlying Private Fund managed by the applicable unaffiliated portfolio manager.

In each case, the holder of a Profits Interest benefits from fees, allocations or other compensation earned by the unaffiliated portfolio managers or their affiliates with respect to their Underlying Private Funds. These fees, allocations and other compensation may be significant. Conversely, to the extent that the Fund holds Profits Interests in an unaffiliated portfolio manager, the Fund will receive less of a benefit if another XIG Account negotiates a discount on any fees, allocations or other compensation paid to such unaffiliated portfolio manager or its affiliates and/or its Underlying Private Funds. Other conflicts of interest relating to XIG Accounts are discussed further in the section entitled “Potential Conflicts of Interest” in the SAI.

XIG Accounts have in the past invested, and are expected in the future, to invest in Underlying Private Funds where certain other XIG Accounts have Profits Interests, which gives rise to certain conflicts of interest as described in the section entitled “Potential Conflicts of Interest” in the SAI.

Primary Investments. The Fund may make primary investments in Underlying Private Funds. Primary investors subscribe for interests during an initial fundraising period, and their capital commitments are then used to fund investments in several individual operating companies during a defined investment period. Primary investments, in comparison to secondary investments, are generally expected to have a slower capital drawdown rate, have a longer duration and may suffer from the so-called private equity “J-curve” effect from having to bear start-up costs and management fees prior to making a significant number of investments. The investments of the Underlying Private Fund are usually unknown at the time of commitment and primary investors typically have little or no ability to influence the investments made during the fund’s life. Because primary investors must rely on the expertise of the Underlying Manager, an accurate assessment of the manager’s capabilities is essential for investment success. In addition, primary investments to Underlying Private Funds may involve greater risks than secondary investments, since such primary investments cannot be evaluated on the basis of completed investments. The underlying investments made by primary investments may involve highly speculative investment techniques, including extremely high leverage, highly concentrated portfolios, workouts and startups, control positions and illiquid investments.

Risk of Certain Events Related to Goldman Sachs. Although the Fund is a separate legal entity from Goldman Sachs, in the event that Goldman Sachs were to become insolvent and/or subject to liquidation, or if there were a change of control of Goldman Sachs, the Fund could nonetheless be adversely affected. In that regard, a bankruptcy or change of control of Goldman Sachs or the Investment Adviser could cause the Investment Adviser to have difficulty retaining personnel or otherwise adversely affect the Fund and its ability to achieve its investment objective.

Sustainability Risks. The Underlying Private Funds may be exposed to sustainability risks from time to time. A sustainability risk is defined in the European Sustainable Finance Disclosure Regulation as an environmental, social or governance event or condition that could cause an actual or a potential material negative impact on the value of the Fund’s investments. The universe of sustainability events or conditions is very broad, and their relevance, materiality and impact on investments will depend on a number of factors such as the investment strategy pursued by an Underlying Private Fund, asset class, asset location and asset sector. Depending on the circumstances, examples of sustainability risks can include physical environmental risks, climate change transition risks, supply chain disruptions, improper labor practices and corruption. If they materialize, sustainability risks can reduce the value of the Underlying Private Funds and could have a material impact on the performance and returns of the Underlying Private Funds.

The Investment Adviser may integrate sustainability risk considerations within its processes for selecting underlying investments for the Fund. As part of its initial due diligence and ongoing oversight of these investments, the Investment Adviser may consider, alongside other relevant factors, certain sustainability risks and their potential impact on the quality of a particular investment. The Investment Adviser may utilize proprietary and/or third-party tools and research to assess and monitor sustainability risks that are relevant to the Fund. The Investment Adviser may invest in Underlying Private Funds or make other investments without integrating sustainability risk considerations into its investment process.

Uncertain Tax Treatment. The Fund will, from time to time, invest a portion of its net assets in below investment grade instruments. Investments in these types of instruments may present special tax issues for the Fund. U.S. federal income tax rules are uncertain on the tax accounting for distressed debt, including when the Fund will cease to accrue interest, original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues will be addressed by the Fund to the extent necessary in order to seek to ensure that it distributes sufficient income to ensure that it does not become subject to U.S. federal income or excise tax.

No guarantee or representation is made that the investment program of the Fund or any investment will be successful, that the various investments selected by the Fund will produce positive returns or that the Fund will achieve its investment objective.

MANAGEMENT OF THE FUND

The business and affairs of the Fund, including supervision of the duties performed by the Fund’s Investment Adviser, are managed under the direction of its Board. The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under “Management of the Fund” in the SAI. GSAM serves as the Fund’s investment adviser. The Fund’s investment strategies are managed by the Investment Adviser through XIG. The principal executive offices of GSAM are at 200 West Street, New York, New York 10282. GSAM has been registered as an investment adviser with the SEC since 1990 and is a subsidiary of The Goldman Sachs Group, Inc., a bank holding company, and an affiliate of Goldman Sachs.

The Investment Adviser provides day-to-day advice regarding the Fund’s portfolio transactions, manages the Fund’s portfolio and is responsible for the Fund’s business affairs and other administrative matters. While the Investment Adviser is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio investments.

The Investment Adviser also performs the following additional services for the Fund:

•	Supervises all non-advisory operations of the Fund;

•	Provides personnel to perform necessary executive, administrative and clerical services to the Fund;

•

Arranges for the preparation of all required tax returns, reports and notices to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities;

•	Maintains the records of the Fund; and

•	Provides office space and all necessary office equipment and services.

The Investment Management Agreement provides that the Investment Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which the Investment Management Agreement relates, except a loss resulting from the Investment Adviser’s willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard by the Investment Adviser of its obligations and duties under the Investment Management Agreement.

A discussion regarding the Board’s basis for approving the Investment Management Agreement will be available in the Fund’s [annual/semi-annual] report for the fiscal [year/period] ending [ ].

Investment Team

The individuals jointly and primarily responsible for the day-to-day management of the Fund are listed below. The Fund’s portfolio managers’ individual responsibilities may differ and may include, among other things, security selection, asset allocation, risk budgeting and general oversight of the management of the Fund’s portfolio.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five-Year Employment History
Ray Ang	Portfolio Manager	Since inception	Mr. Ang joined the Investment Adviser in 2025. Mr. Ang is an Executive Director in XIG, and he is a member of the Private Equity Co-Investment Team within XIG. Prior to joining the Investment Adviser, Mr. Ang was a Principal within the private equity division of Mubadala Investment Company from 2023 to 2025. He received an MBA from London Business School in 2023. From 2015 to 2021, Mr. And was an Associate and then a Principal in the industrials buyout team at Cinven Limited.

Marc Boheim	Portfolio Manager	Since inception	Mr. Boheim joined the Investment Adviser in 1992 and rejoined in 1997. He is a Partner in XIG and leads the group’s private equity activities in Europe. Mr. Boheim also serves as global head of the XIG Private Equity Co-Investment Strategies platform and is co-chair of the XIG Private Co-Investment Strategies Committee. He is also a member of the XIG GP Strategies Investment Committee and the Union Bridge Investment Committee.

Mitch Howell	Portfolio Manager	Since inception	Mr. Howell joined the Investment Adviser in 2014. Mr. Howell is a Managing Director in XIG. He is a member of the Alternatives Capital Formation Team in XIG.

Farzana Morbi	Portfolio Manager	Since inception	Ms. Morbi joined the Investment Adviser in 2011. Ms. Morbi is a Managing Director in XIG. She is a member of the XIG Vintage Funds Investment Committee, XIG Vintage Credit Strategies Committee, and XIG Real Estate Strategies Investment Committee.

Martin Rensing	Portfolio Manager	Since inception	Mr. Rensing joined the Investment Adviser in 2015. Mr. Rensing is a Managing Director in XIG. He is a member of the Asset & Wealth Management XIG GP Strategies Investment Committee, directing non-control GP investments in alternative asset management businesses for the Petershill program.

For information about portfolio manager compensation, other accounts managed by the portfolio managers and portfolio manager ownership of securities in the Fund, see “Management of the Fund—Portfolio Managers’ Compensation” in the SAI.

Other Service Providers

Auditors

PricewaterhouseCoopers LLP, located at 101 Seaport Boulevard, Suite 500, Boston, MA 02210, is the Fund’s independent registered public accounting firm. The Fund’s independent registered public accounting firm may change from time to time.

Custodian and Administrator

State Street Bank and Trust Company (“State Street”) provides administrative services to the Fund pursuant to the Fund administration agreement with the Fund (the “Master Administration Agreement”) pursuant to which State Street provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of certain reports and filings with the SEC; (iii) certain NAV computation services; and (iv) such other services for the Fund as may be mutually agreed upon between the Fund and State Street. For these and other services it provides to the Fund, State Street is paid a monthly fee from the Fund at an annual rate ranging from 0.06% to 0.10% of the Fund’s net assets. In addition, State Street is reimbursed by the Fund for reasonable out-of-pocket expenses incurred in connection with its services.

State Street, One Lincoln Street, Boston, MA 02111, is the custodian of the Fund’s portfolio securities and cash. State Street is also expected to serve as the Custodian for the Fund’s Subsidiaries. The custodian of the Fund may change from time to time. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Fund in foreign countries and to hold cash and currencies for the Fund.

Transfer Agent

GS&Co., 71 South Wacker Drive, Chicago, IL 60606, serves as the Fund’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Fund, GS&Co. has undertaken with respect to the Fund to: (i) record the issuance, transfer and repurchase of Shares; (ii) provide purchase and repurchase confirmations and quarterly statements, as well as certain other statements; (iii) provide certain information to the Fund’s custodian and the relevant subcustodian in connection with repurchases; (iv) provide dividend crediting and certain disbursing agent services; (v) maintain shareholder accounts; (vi) provide certain state Blue Sky and other information; (vii) provide shareholders and certain regulatory authorities with tax-related information; (viii) respond to shareholder inquiries; and (ix) render certain other miscellaneous services.

For its transfer agency and dividend disbursing services, GS&Co. is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.05% of aggregate net assets with respect to each class of Shares. GS&Co. may pay certain intermediaries who perform transfer agent services for shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Fund’s Prospectus.

Legal Counsel

The Board has engaged Dechert LLP, located at 1095 Avenue of the Americas, New York, New York 10036, to serve as the Fund’s legal counsel.

Activities of Goldman Sachs and Its Affiliates and Other Accounts Managed by Goldman Sachs

The involvement of the Investment Adviser, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs will present conflicts of interest with respect to the Fund and will, under certain circumstances, limit the Fund’s investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. As such, it acts as a broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies (including Fund portfolio companies) or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds) in which one or more accounts, including the Fund, invest. In those and other capacities, Goldman Sachs and its affiliates advise and deal with clients and third parties in all markets and transactions and purchase, sell, hold and recommend a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for their own accounts or for the accounts of their customers and have other direct and indirect interests in the global fixed income, currency, commodity, equities, bank loans and other markets and the securities and issuers in which the Fund directly and indirectly invests. Thus, it is expected that the Fund will have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs and its affiliates perform or seek to perform investment banking or other services. The Investment Adviser and/or certain of its affiliates are the managers of the Goldman Sachs Funds. The Investment Adviser and its affiliates earn fees from this and other relationships with the Fund. Although management fees paid by the Fund to the Investment Adviser and certain other fees paid to the Investment Adviser’s affiliates are based on asset levels, the fees are not directly contingent on Fund performance, and the Investment Adviser and its affiliates will still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the Fund and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Fund. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Fund. The results of the Fund’s investment activities, therefore, will likely differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs, and it is possible that the Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Fund may enter into transactions in which Goldman Sachs and its affiliates or their other clients have an adverse interest. For example, the Fund may take a long position in a security at the same time that Goldman Sachs and its affiliates or other accounts managed by the Investment Adviser or its affiliates take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs-advised clients may, individually or in the aggregate, adversely impact the Fund. Transactions by one or more Goldman Sachs-advised clients or the Investment Adviser may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. The Fund’s activities will, under certain circumstances, be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs and its affiliates also provide a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it are expected to create markets or specialize in, have positions in and/or effect transactions in, securities of issuers held by the Fund, and will likely also perform or seek to perform investment banking and financial services for one or more of those issuers. Goldman Sachs and its affiliates are expected to have business relationships with and purchase or distribute or sell services or products from or to distributors, consultants or others who recommend the Fund or who engage in transactions with or for the Fund. For more information about conflicts of interest, see the section entitled “Potential Conflicts of Interest” in the SAI.

The Fund will, from time to time, make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Fund’s portfolio investment transactions, in accordance with applicable law.

The Fund’s investment objective and investment strategies are similar to those of other Accounts, and an investment appropriate for the Fund may also be appropriate for those Accounts. This creates potential conflicts in allocating investment opportunities among the Fund and such other Accounts, particularly in circumstances where the availability of such investment opportunities is limited, where the liquidity of such investment opportunities is limited or where co-investments by the Fund and other Accounts are not permitted under applicable law. The availability of investment opportunities for the Fund may be limited due to arrangements between the Investment Adviser and certain of its clients or Accounts that specifically limit the Fund’s ability to participate in opportunities alongside such clients or Accounts.

Considerations Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to information and personnel in other areas of Goldman Sachs, and generally will not be able to manage the Fund with the benefit of information held by such other areas. Such other areas will have broad access to detailed information that is not available to the Investment Adviser, including information in respect of markets and investments, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by the Fund or acquire certain positions on the Fund’s behalf, or take other actions. Goldman Sachs will be under no obligation or fiduciary or other duty to make any such information available to the Investment Adviser or personnel of the Investment Adviser involved in decision-making for the Fund. There may be circumstances in which, as a result of information held by certain of the Investment Adviser’s portfolio management teams, the Investment Adviser limits an activity or a transaction for the Fund, including if the team holding such information is not managing the Fund. In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available any information regarding its trading activities, strategies or views, or the activities, strategies or views used for other Accounts, for the benefit of the Fund. Different areas of the Investment Adviser and Goldman Sachs may take views, and make decisions or recommendations, that are different than those of other areas of the Investment Adviser and Goldman Sachs. Different portfolio management teams within the Investment Adviser may make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner that may be different than with respect, or adverse, to the Fund. Such teams may not share information with the Fund’s portfolio management team, including as a result of certain information barriers and other policies and will not have any obligation to do so.

Control Persons

A control person generally is a person who beneficially owns more than 25% of the voting securities of a company or has the power to exercise control over the management or policies of such company. As the Fund had not commenced operations as of the date of this prospectus, except as noted below, there were no shareholders that held greater than 25% of the voting securities of the Fund as of the date of this prospectus.

GSAM Holdings LLC, an affiliate of GS&Co., whose principal office is located at 200 West Street, New York, New York 10282, has provided an initial investment in the Fund. For so long as GSAM Holdings LLC has a greater than 25% interest in the Fund, GSAM Holdings LLC may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

The Fund is prohibited under the 1940 Act from participating in certain transactions with its affiliates without the prior approval of the Fund’s independent Trustees and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of the Fund’s outstanding voting securities will be the Fund’s affiliate for purposes of the 1940 Act, and the Fund is generally prohibited from buying or selling any assets from or to, or entering into certain “joint” transactions with such affiliates, without exemptive relief from the SEC. The Investment Adviser and its affiliates, including persons that control, or are under common control with, the Fund or the Investment Adviser, are also considered the Fund’s affiliates under the 1940 Act, and the Fund is generally prohibited from buying or selling any assets from or to, or entering into “joint” transactions with, such affiliates without exemptive relief from the SEC.

Subject to applicable law, the Fund may invest alongside Goldman Sachs and other Accounts. In certain circumstances, the Fund and such other Accounts (which may include proprietary accounts of Goldman Sachs) can make negotiated co-investments pursuant to an order from the SEC permitting the Fund to do so. On May 21, 2025, the SEC granted the Relief to the Investment Adviser, the BDCs advised by the Investment Adviser, and certain other affiliated applicants. If the Investment Adviser forms other funds in the future, the Fund may co-invest alongside such other affiliates, subject to compliance with the Relief, applicable regulations and regulatory guidance, as well as applicable allocation procedures. Any such co-investments are subject to the applicable conditions of the Relief. Under the terms of the Relief, a “required majority” (as defined in Section 57(o) of the 1940 Act) of the Independent Trustees must reach certain conclusions in connection with certain co-investment transactions, including co-investment transactions in which an affiliate of the Fund is an existing investor in the portfolio company, non-pro rata follow on investments and non-pro rata dispositions of investments, and the Board is required to maintain oversight of the Fund’s participation in the co-investment program. As a result of the Relief, there could be significant overlap in the Fund’s investment portfolio and the investment portfolios of other Accounts, including, in some cases, proprietary accounts of Goldman Sachs.

The Fund may also invest alongside other Accounts advised by the Investment Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff guidance and interpretations. For example, the Fund may invest alongside such Accounts consistent with guidance promulgated by the staff of the SEC permitting the Fund and such other Accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Investment Adviser, acting on the Fund’s behalf and on behalf of its other clients, negotiates no term other than price. The Fund may also invest alongside the Investment Adviser’s other clients as otherwise permissible under SEC staff guidance and interpretations, applicable regulations and the allocation policy of the Investment Adviser.

To address these and other potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that personnel of the Investment Adviser making portfolio decisions for Accounts will make purchase and sale decisions and allocate investment opportunities among Accounts consistent with its fiduciary obligations. To the extent permitted by applicable law, these policies and procedures may result in the pro rata allocation of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases such allocations may reflect numerous other factors as described below. There will be cases where certain Accounts receive an allocation of an investment opportunity when the Fund does not and vice versa.

In some cases, due to information barriers that may be in place, other Accounts may compete with the Fund for specific investment opportunities without being aware that two Accounts are competing against each other. Goldman Sachs has a conflicts system in place in addition to these information barriers to identify potential conflicts early in the process and determine if an allocation decision needs to be made. If the conflicts system detects a potential conflict with respect to a particular investment opportunity, such investment opportunity will be assessed to determine whether it must be allocated to, or prohibited from being allocated to, a particular Account.

Personnel of the Investment Adviser involved in decision-making for Accounts may make allocation related decisions in accordance with the Investment Adviser’s allocation policies and procedures for the Fund and other Accounts by reference to one or more factors, including but not limited to: the strategy, objectives, guidelines and restrictions (including legal and regulatory restrictions) of potentially in-scope Accounts, as well as those Accounts’

current portfolios and investment horizons; strategic fit and other portfolio management considerations, including different desired levels of investment for different strategies; the expected future capacity of the potentially in-scope Accounts; cash and liquidity considerations; and the availability of other appropriate investment opportunities. The Investment Adviser may also consider reputational matters and other considerations. The application of these considerations may cause differences in the portfolios and performance of different Accounts that have similar strategies. In addition, in some cases the Investment Adviser may make investment recommendations to Accounts where the Accounts make the investment independently of the Investment Adviser, which may result in a reduction in the availability of the investment opportunity for other Accounts (including the Fund) irrespective of the Investment Adviser’s policies regarding allocation of investments. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“Performance-based Fees and Side-by-Side Management—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

LEVERAGE

The Fund may borrow funds or otherwise utilize leverage for a variety of purposes, subject to the limitations of the 1940 Act, as part of the Fund’s investment program, to meet other short-term liquidity needs, including payment of fees and expenses, to satisfy repurchase requests from shareholders, and to facilitate the Fund’s hedging activities. The terms of the indebtedness incurred by the Fund may require the Fund to maintain minimum average balances in connection with borrowings or to pay a commitment or other fee to maintain a line of credit. Either of these requirements would increase the cost of borrowing over the stated interest rate. The 1940 Act requires a registered investment company to satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed and guaranteed, measured at the time the indebtedness is incurred. This means that the value of the Fund’s total indebtedness may not exceed one-third of the value of its total assets, including the value of the assets purchased with the proceeds of its indebtedness measured at the time the indebtedness is incurred. The Fund may also utilize indebtedness in excess of such limit for temporary purposes such as the settlement of transactions.

The Fund may use leverage opportunistically, though not at all times, and may choose to increase or decrease its leverage, or use different types or combinations of leveraging instruments, based on the Investment Adviser’s assessment of market conditions and the investment environment, and the costs that the Fund would incur as a result of such leverage. There is no assurance that the Fund will utilize any form or combination of leverage.

The Underlying Private Funds, in which the Fund invests may utilize leverage in their investment or operational activities. Such borrowings, however, are not subject to the aforementioned asset coverage ratio test. Accordingly, the Fund may be exposed to the risk of highly leveraged investment programs and strategies.

Lenders in respect of any indebtedness of the Fund would have the right to receive interest on and repayment of principal of any such indebtedness, which right will be senior to those of the shareholders. If the Fund utilizes indebtedness, the shareholders will bear the offering costs of the issuance of any indebtedness. The Fund may enter into one or more secured credit facilities whereby each credit facility is secured by the assets of a different wholly-owned subsidiary of the Fund. In addition, the Fund expects that any credit facility that it enters into, or any notes that it issues, would contain provisions limiting certain activities of the Fund, including payments to shareholders in certain circumstances.

The use of leverage can create risks. Changes in the value of the Fund’s portfolio, including securities bought with the proceeds of leverage, will be borne entirely by the shareholders. If there is a net decrease or increase in the value of the Fund’s investment portfolio, leverage will decrease or increase, as the case may be, the NAV to a greater extent than if the Fund did not utilize leverage. A reduction in the Fund’s NAV, market price and distributions may cause a reduction in the market price of its Shares. Certain types of leverage by the Fund may result in the Fund being subject to covenants relating to asset coverage and portfolio composition requirements.

In addition, the Fund may invest in derivatives, reverse repurchase agreements and economically similar transactions that have economic characteristics similar to leverage.

The Fund’s willingness to utilize leverage, and the amount of leverage the Fund will assume, will depend on many factors, the most important of which are market conditions and interest rates. Successful use of a leveraging strategy may depend on the Fund’s ability to predict correctly interest rates and market movements, and there is no assurance that a leveraging strategy will be successful during any period in which it is employed.

WAREHOUSE INVESTMENTS

The Fund intends to enter into a Purchase Agreement with [ ] (the “Forward Seller”) that is affiliated with [ ] (the “Financing Provider”) and an affiliate of the Investment Adviser, whereby the Forward Seller agrees, subject to certain conditions, to purchase certain assets from unaffiliated parties (the “Warehousing Transactions”), as described below. The Forward Seller and Financing Provider are not affiliates of the Investment Adviser or the Fund. Under the Purchase Agreement, the Fund has a forward obligation to settle the purchase of certain investments set forth below (the “Warehouse Investments”) from the Forward Seller, and the Forward Seller is obligated to, subject to no early termination event having occurred, settle the sale of such investments to the Fund. Under the Purchase Agreement, the Fund is only obliged to settle the Warehouse Investments if: (a) the Fund has satisfied its Minimum Offering Requirement; and (b) the Board has approved the purchase of the specific Warehouse Investments (collectively, the “Warehouse Conditions”). The Warehouse Investments (which may include equity interests held by the Forward Seller) will consist of assets consistent with the Fund’s investment objective and strategies. The Warehousing Transactions are designed to assist the Fund in deploying capital quickly upon satisfaction of the Minimum Offering Requirement.

After the Fund meets the Warehouse Conditions, it will be obligated to purchase the Warehouse Investments from the Forward Seller at the price determined under the Purchase Agreement. The Fund agrees that such purchase by the Fund will be treated as a forward-settling securities transaction in accordance with Rule 18f-4(f) under the 1940 Act.

In the event that either the Warehouse Conditions are not met by a certain long stop date, an affiliate of the Investment Adviser has agreed to make an equity contribution to the Fund such that the Fund will have sufficient funds to purchase all of the assets bought by the Forward Seller pursuant to the Purchase Agreement.

As a general matter, the price the Fund pays to purchase any Warehouse Investment will be equal to the lesser of (x) the sum of (i) the aggregate acquisition amount that the Forward Seller had paid to acquire the Warehouse Investments less the distributions received by the Forward Seller plus (ii) a financing fee and upfront fee to be paid by the Fund to the Forward Seller, plus (iii) the administrative fees and expenses and tax liabilities of the Forward Seller plus (iv) attorney’s fees incurred by the Financing Provider in connection with the structuring and setting up the warehouse arrangement and (y) the fair market value of the Warehouse Investments.

If the fair market value of the assets when the Fund acquires such assets is less than the amount owed to the Forward Seller under the Purchase Agreement, then an affiliate of the Investment Adviser will pay the shortfall to the Forward Seller. If the fair market value of the assets when the Fund acquires such assets is more than the amount owed to the Forward Seller under the Purchase Agreement, then such unrealized gains will be subject to the Fund’s Incentive Fee calculation.

There can be no guarantees or assurances that the Fund will fund or otherwise close on any of the unfunded commitments, including prior to any commitment termination date, with respect to the Warehouse Investments. The terms and conditions of any such unfunded commitments may be subject to change prior to funding or closing thereon.

In addition, although there can be no assurances, the Fund may in the future enter into additional warehousing transactions, from time to time, with third parties, subject to compliance with the 1940 Act.

ADDITIONAL INFORMATION ABOUT THE FUND

Description of Shares

The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust and a Declaration of Trust, each dated as of February 17, 2026. The Fund’s Declaration of Trust authorizes the issuance of an unlimited number of Shares of beneficial interest of each class. If and whenever Preferred Shares are outstanding, the holders of Shares will not be entitled to receive any distributions from the Fund unless all accrued dividends on Preferred Shares have been paid, unless asset coverage (as defined in the 1940 Act) with respect to Preferred Shares would be at least 200% after giving effect to the distributions and unless certain other requirements imposed by any rating agencies rating the Preferred Shares have been met. Subject to the rights of the holders of Preferred Shares, each Share will be entitled to receive, according to its respective rights, a pro rata portion of the Fund’s assets available for distribution for the applicable class. Shares have no conversion, preemptive or other subscription rights. Each whole Share will be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share will be entitled to a proportionate fractional vote. However, to the extent required by the 1940 Act or otherwise determined by the Board, classes of the Fund will vote separately from each other. The Declaration of Trust provides that the Board shall have the power to repurchase Shares and provide shareholders with the right to exchange Shares of any class for Shares of one or more other classes in the manner and on the terms described herein.

The Board may classify or reclassify any issued or unissued Shares of the Fund into shares of any class by redesignating such Shares or by setting or changing in any one or more respects, from time to time, the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of repurchase of such Shares. Any such classification or reclassification will comply with the provisions of the Declaration of Trust and the 1940 Act. Any additional offerings of shares, including Preferred Shares, will require approval by the Board. Any additional offering of Shares will be subject to the requirements of the 1940 Act, which provides that shares may not be issued at a price below the then current NAV, exclusive of sales load, except in connection with an offering to existing holders of Shares or with the consent of a majority of the Fund’s outstanding voting securities.

The following table shows the amount of Shares that have been authorized and outstanding as of August 28, 2026:

Share Class	Amount Authorized	Amount Outstanding
Class I	Unlimited	10,000
Class S	Unlimited	0
Class D	Unlimited	0
Class E	Unlimited	0

Preferred Shares. Although the Fund has no intention of issuing preferred Shares (“Preferred Shares”) within one year of the date of this Prospectus, the Fund may offer Preferred Shares as a means of providing leverage to the Fund in an aggregate amount of up to 50% of the Fund’s Managed Assets immediately after such issuance. Shareholders will not have any preemptive rights to purchase any Preferred Shares that may be issued.

Furthermore, while any Preferred Shares or debt securities are outstanding, the Fund may be prohibited from making distributions to shareholders unless it meets the applicable asset coverage ratio at the time of the distribution. By way of clarification, Preferred Shares are not considered “Shares,” as such term is used in this prospectus.

Distributions

The Fund must distribute in each taxable year at least 90% of its net investment income (including net interest income and net short-term gain) to qualify for the special tax treatment available to RICs. The Fund is also required to distribute annually substantially all of its income and capital gain, if any, to avoid imposition of a 4% nondeductible U.S. federal excise tax. Prohibitions on dividends and other distributions on the Shares could impair the Fund’s ability to qualify as a RIC under the Code.

If the Fund is precluded from making distributions on the Shares because of any applicable asset coverage requirements, the terms of the preferred shares (if any) may provide that any amounts so precluded from being distributed, but required to be distributed for the Fund to meet the distribution requirements for qualification as a RIC for U.S. federal income tax purposes, will be paid to the holders of the preferred shares as a special distribution. This distribution can be expected to decrease the amount that holders of preferred shares would be entitled to receive upon redemption or liquidation of the shares.

If the Fund failed to qualify as a RIC for U.S. federal income tax purposes or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be subject to U.S. federal income tax at the regular corporate rate on its taxable income, including its net capital gain, even if such income were distributed to its shareholders, and although the Fund would not be required to make any distributions, all distributions out of earnings and profits would be taxed to shareholders as ordinary dividend income. Requalifying as a RIC could subject the Fund to significant tax costs. See “Taxation” below.

The Fund generally intends each year to make distributions of its net investment income to shareholders. In addition, the Fund may make supplemental or special distributions from time to time including, but not limited to, distributions to address any distributable realized gains, to satisfy the distribution requirements necessary to maintain the Fund’s RIC status, or to avoid the imposition of U.S. federal excise tax. The Fund will pay shareholders at least annually all or substantially all of its net investment income after the payment of interest, fees or dividends, if any, owed with respect to any forms of leverage used by the Fund. The Fund intends to pay any capital gains distributions at least annually.

The U.S. federal income tax treatment and characterization of the Fund’s distributions may vary significantly from time to time because of the varied nature of the Fund’s investments. In light of the Fund’s investment policies, the Fund anticipates that the 1940 Act will require it to accompany each annual distribution with a statement setting forth the estimated source (as between net income, capital gains and return of capital) of the distribution made. The Fund will indicate the proportion of its capital gains distributions that constitute long-term and short-term gains annually. The ultimate U.S. federal income tax characterization of the Fund’s distributions made in a calendar or fiscal year cannot finally be determined until after the end of that taxable year. As a result, there is a possibility that the Fund may make total distributions during a calendar or taxable year in an amount that exceeds the Fund’s net investment company taxable income and net capital gains for the relevant taxable year. In such situations, if a distribution exceeds the Fund’s current and accumulated earnings and profits (as determined for U.S. federal income tax purposes), such distribution would generally be treated as a tax-free return of capital reducing the amount of a shareholder’s tax basis in such shareholder’s Shares. When you sell your Shares in the Fund, the amount, if any, by which your sales price exceeds your basis in the Fund’s Shares is gain subject to tax assuming the Shares are held as capital assets. Because a return of capital reduces your basis in the Shares, it will increase the amount of your gain or decrease the amount of your loss when you sell the Shares, all other things being equal. To the extent that the amount of any return of capital distribution exceeds the shareholder’s basis in such shareholder’s Shares, the excess will be treated as gain from a sale or exchange of the Shares. See “Taxation” below.

Various factors affect the level of the Fund’s income, including the asset mix, the average maturity of the Fund’s portfolio, the amount of leverage used by the Fund and the Fund’s use of hedging. Section 19(b) of the 1940 Act and Rule 19b-1 thereunder generally limit the Fund to one long-term capital gain distribution per year, subject to certain exceptions.

Dividend Reinvestment Plan

Under the DRIP for the Fund, dividends and/or distributions to a holder of a class of Shares (net of any withholding taxes) will automatically be reinvested in additional Shares of the same class of the Fund. Each registered shareholder may elect to have dividends and distributions distributed in cash (i.e., “opt-out”) rather than participate in the DRIP. For any registered shareholder that does not so elect (each, a “Participant” and collectively, “Participants”), dividends and/or distributions on such shareholder’s Shares will be reinvested by GS&Co. (the “Plan Agent”), as agent for shareholders in administering the DRIP, in additional Shares, as set forth below. Participation in the DRIP is completely voluntary, and may be terminated or resumed at any time without penalty by Internet, telephone or written notice if received and processed by the Plan Agent prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Participants who hold their Shares through a broker or other nominee and who wish to elect to receive any dividends and distributions in cash must contact their broker or nominee.

The Plan Agent will open an account for each holder of a class of Shares under the DRIP in the same name in which such holder of such Shares is registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, non-participants in the DRIP will receive cash and Participants will receive the equivalent in Shares, including partial Shares (as applicable), of the share class in which the Participant is invested, net of applicable withholding tax.

The Plan Agent maintains all Participants’ accounts in the DRIP and furnishes written confirmation of all transactions in the accounts, including information needed by Participants for tax records. Shares in the account of each Participant will be held by the Plan Agent on behalf of the Participant in book entry form in the Plan Agent’s name or the Plan Agent’s nominee. Each shareholder proxy will include those Shares purchased or received pursuant to the DRIP. The Plan Agent will forward all proxy solicitation materials to Participants and vote proxies for Shares held under the DRIP in accordance with the instructions of the Participants.

In the case of shareholders such as banks, brokers or nominees which hold Shares for others who are the beneficial owners, the Plan Agent will administer the DRIP on the basis of the number of Shares certified from time to time by the record shareholder and held for the account of beneficial owners who participate in the DRIP.

The number of Shares to be received when distributions are reinvested will be determined by dividing the amount of the distribution by the Fund’s NAV per Share. Any stock dividends or split of Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts.

The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund, but all outstanding Class S and Class D Shares, including those purchased under the DRIP, will be subject to ongoing servicing fees. Capital gains and income are realized even though cash is not received by the shareholder. As such, the automatic reinvestment of Dividends will not relieve Participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividend. Shares acquired through the DRIP will not be subject to the Early Repurchase Fee.

Each Participant may terminate his or her account under the DRIP by so notifying the Plan Agent by telephone, through the Internet or in writing prior to the dividend record date. Such termination will be effective immediately if received by the Plan Agent prior to any dividend or distribution record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Upon any withdrawal or termination, the Plan Agent will cause to be delivered to each terminating Participant a statement of holdings for the appropriate number of the Fund’s whole book-entry Shares and a check for the cash adjustment of any fractional share at the market value per Common Share as of the close of business on the day the termination is effective less any applicable fee.

The Fund reserves the right to amend or terminate the DRIP upon notice in writing to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. There is no direct service charge to Participants with regard to purchases in the DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable by the Participants. Notice will be sent to Participants of any amendments as soon as practicable after such action by the Fund.

All correspondence from a registered owner of Shares concerning the DRIP should be directed to the Plan Agent at (312)-655-4419 or Goldman Sachs Funds, P.O. Box 219711, Kansas City, MO 64121. Participants who hold their Shares through a broker or other nominee should direct correspondence or questions concerning the DRIP to their broker or nominee.

Unlisted Closed-End Fund Structure

The Fund is organized as a continuously offered, non-diversified closed-end management investment company. Closed-end funds differ from open-end funds in that the shareholders of closed-end funds do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not currently intend to list the Shares for trading on any securities exchange, and the Fund does not anticipate that any secondary market will develop for the Shares in the foreseeable future. Accordingly, an investment in the Fund, unlike an investment in a typical closed-end fund, should not be considered to be a liquid investment. In order to provide a limited degree of liquidity to shareholders, the Fund is operated as a “tender offer fund” and may make from time to time Repurchase Offers for a limited amount of the Fund’s Shares (up to 5% per quarter and subject to the Board’s discretion).

The Fund believes that an unlisted closed-end structure is appropriate in light of the long-term nature of the Fund’s strategy and the characteristics of its portfolio because, among other things, certain features of open-end funds (such as daily redemptions, which can necessitate the premature sale of investments) could limit the Fund’s flexibility in implementing its investment strategy. Accordingly, an unlisted closed-end structure is expected to help the Fund achieve its investment objective. The Fund’s NAV per Share may be volatile. As the Shares are not traded, investors will not be able to dispose of their investment in the Fund regardless of the Fund’s performance.

In the future, the Fund may determine to adopt a policy in reliance on Rule 23c-3 under the 1940 Act and convert to an interval fund. The Fund currently expects to provide liquidity to shareholders through quarterly tender offers as discussed above. If the Fund were to adopt a fundamental policy to operate as an interval fund in the future, however, then the Fund would be required to make offers to repurchase between 5% and 25% of its outstanding Shares at net asset value, pursuant to Rule 23c-3 under the 1940 Act on a quarterly, semi-annual or annual basis. Interval funds also are subject to specific liquidity requirements under Rule 23c-3, which require an interval fund to maintain assets equal to 100% of a repurchase offer amount that can be sold or disposed of in the ordinary course of business, at approximately the price at which the Fund has valued the investment, within a period equal to the period between a repurchase request deadline and the repurchase pricing date, or of assets that mature by the next repurchase payment deadline, from the time the Fund sends a notification of a repurchase offer to shareholders until the repurchase pricing date. Moreover, converting to an interval fund would result in the Fund calculating its NAV on a daily or weekly basis. There is currently no timeline or intention for an adoption of a fundamental policy to operate as an interval fund. If the Fund determines to adopt such a fundamental policy in the future, however, then it would notify shareholders in advance.

PLAN OF DISTRIBUTION

The Fund is offering $1 billion of shares of beneficial interest. The minimum initial investment for each class of Shares is also described in the “Shareholder Guide” section. Shares are being offered through Goldman Sachs & Co. LLC (“GS&Co.” or the “Distributor”) at an offering price equal to the Fund’s then current NAV per Share.

If you purchase the Fund through an Intermediary, the Fund and/or its affiliates may pay the Intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your Intermediary’s website for more information.

The initial closing of this offering will occur as soon as practicable in the sole discretion of the Investment Adviser upon the receipt and acceptance by the Fund of aggregate commitments (“Capital Commitments”) totaling at least $150 million, as may be amended by the Investment Adviser at its sole discretion (the “Minimum Offering Requirement”). Upon reaching the Minimum Offering Requirement, and approval by the Board to purchase the Warehouse Investments, the Capital Commitments (and not cash or other funds) held in escrow will be called from investors and the Fund will commence operations.

Investors will be required to fund a single drawdown (the “Drawdown”) to purchase Shares equal to 100% of their respective Capital Commitments at the initial closing (the “Drawdown Notice”). The Drawdown Notice will request the full subscription amount of the investor’s Drawdown (the “Drawdown Amount”) and provide the date (the “Drawdown Date”) on which the Drawdown Amount is due. The Fund will deliver the Drawdown Notice at least ten (10) calendar days prior to the Drawdown Date. After the Minimum Offering Requirement is satisfied, the Fund will accept subscriptions on a monthly basis. If aggregate commitments do not meet the Minimum Offering Requirement, the Fund may release investors from such commitments and dissolve.

The distribution agreement between the Fund and the Distributor contains provisions for the indemnification of the Distributor by the Fund against liabilities resulting from material misstatements in the Fund’s registration statement (except to the extent a misstatement is based upon information furnished to the Fund by the Distributor).

Each prospective investor in the Fund should obtain the advice of his, her or its own legal, accounting, tax and other advisers in reviewing documents pertaining to an investment in the Fund, including but not limited to, this prospectus, the SAI and the Fund’s form of subscription agreement before deciding to invest in the Fund.

The Fund’s form of subscription agreement is governed by the laws of the State of Delaware. The Delaware courts shall have exclusive jurisdiction in relation to the subscription agreement.

The Fund and the Distributor have the sole right to accept orders to purchase Shares and reserve the right to reject any purchase order in whole or in part. Shareholders will not have the right to redeem their Shares. No market currently exists for the Fund’s Shares. The Fund does not currently intend to list its Shares for trading on any securities exchange, and does not anticipate that a secondary market will develop for its Shares. The Fund operates as a “tender offer fund,” a type of fund which, in order to provide a limited degree of liquidity to shareholders, may from time to time make offers to repurchase up to 5% per quarter of its outstanding Shares at NAV. The Investment Adviser generally intends to recommend to the Board (subject to its discretion) that the Fund offer to repurchase not more than 5% per quarter of the Fund’s outstanding Shares at NAV. Such repurchases are expected to be offered at the Fund’s NAV per share as of the applicable Valuation Date. Accordingly, you may not be able to sell Shares when and/or in the amount that you desire. Thus, the Shares are appropriate only as a long-term investment. In addition, the Fund’s Repurchase Offers may subject the Fund and shareholders to special risks. See “Risks of the Fund—Principal Risks of the Fund—Repurchase Offers Risk.”

The address of GS&Co. is 200 West Street, New York, New York 10282. GS&Co. also serves as the Fund’s transfer and dividend disbursing agent (as described above in “Other Service Providers— Transfer Agent”).

Other Payments

The Investment Adviser and/or its affiliates have agreed to commit to purchase Shares on behalf of Class I, Class S, and Class D Share investors that make Capital Commitments prior to meeting the Minimum Offering Requirement. Investors that make Capital Commitments prior to meeting the Minimum Offering Requirement will receive Shares from the Investment Adviser and/or its affiliates in an amount equal to [ ]% of the number of Shares purchased by such investors at the initial Drawdown Date (“Additional Shares”). Such Additional Shares will have the same rights as other Shares of the same Share class. Such purchases are expected to occur at the initial Drawdown Date for qualifying investors. Such payments will be made from the assets of the Investment Adviser and/or its affiliates (and not the Fund). If an investor’s Shares acquired from Capital Commitments made prior to meeting the Minimum Offering Requirement are repurchased such that the investor’s total ownership of such Shares falls below the amount of Shares purchased by the investor at the initial Drawdown Date within three years of the initial Drawdown Date, any Additional Shares issued to the investor may be forfeited and transferred automatically to the Investment Adviser and/or its affiliates, as applicable. The purchase of Shares by the Investment Adviser and/or its affiliates will not count towards meeting the Minimum Offering Requirement.

These purchases by the Investment Adviser and/or its affiliates may create an incentive for shareholders to invest additional amounts in the Fund. Because the Investment Adviser’s management fee is based on a percentage of the value of the Fund’s net assets, the Additional Shares purchased for investors by the Investment Adviser and/or its affiliates will result in increased net revenues to the Investment Adviser if the increase in fee income due to the increased asset base offsets the costs associated with contributing the proceeds to purchase the Additional Shares. There is a risk that such investors may submit their Additional Shares for repurchase by the Fund, particularly after payments from the Investment Adviser and/or its affiliates have ceased. As with repurchases by other shareholders, such repurchases could have a significant negative impact on the Fund, including on the Fund’s liquidity.

The Distributor serves as the Fund’s sole “underwriter” within the meaning of Section 2(a)(11) of the Securities Act in connection with the issuance of the Fund’s Shares, including the Additional Shares.

The Fund intends to take the position that the receipt of Additional Shares does not represent taxable income reportable as a transfer by the Investment Adviser and/or its affiliates to the investor. The Fund’s determination is not binding on the IRS. Based on the Fund’s position, for U.S. federal income tax purposes, implementation of such programs may result in an adjustment in an investor’s tax basis in the applicable Shares on a per-share basis. Prospective investors should consult their tax advisors regarding all aspects of this program.

SHAREHOLDER GUIDE

The following section will provide you with answers to some of the most frequently asked questions regarding buying and selling the Fund’s Shares.

Shares Offering

Each class of Shares of the Fund is continuously offered through the Distributor. The Fund and the Distributor have the sole right to accept orders to purchase shares and reserve the right to reject any purchase order in whole or in part. No market currently exists for the Fund’s Shares. The Fund does not currently intend to list its Shares for trading on any securities exchange, and does not anticipate that a secondary market will develop for its Shares. Neither the Investment Adviser, nor the Distributor, intends to make a market in the Fund’s Shares. Shares of the Fund are not eligible for purchase by registered investment companies or BDCs to the extent such acquisition is in reliance on Rule 12d1-4 under the 1940 Act.

The Fund offers Class I Shares, Class S Shares, Class D Shares and Class E Shares. The decision as to which class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. You should contact the Intermediary through whom you purchased your Shares to discuss which share class option is right for you. Note: Intermediaries may receive different compensation for selling different share classes.

Investors purchasing Shares through a retirement plan or employee benefit plan may obtain additional information regarding the plan from their plan sponsor.

Eligible Investors

The Fund will sell its Shares only to prospective investors who meet the definition of “qualified client” as defined in Rule 205-3 under the Advisers Act. A “qualified client” is a person who, or a company that, (i) has at least $1,400,000 under the management of the Investment Adviser; (ii) has a net worth (together, in the case of a person, with assets held jointly with a spouse) of more than $2,700,000; or (iii) is a “qualified purchaser” as defined in Section 2(a)(51)(A) of the 1940 Act. The “qualified client” criteria will apply to all investors and will not be waived.

How to Subscribe

You may buy or request that the Fund repurchase Shares through your financial advisor, a participating broker or other financial intermediary that has a selling agreement with the Distributor. Because an investment in Shares of the Fund involves many considerations, your financial advisor or other financial intermediary may help you with this decision. Due to the illiquid nature of the Fund’s investments, Shares are only suitable as a long-term investment. Because there is no public market for Shares, shareholders may have difficulty selling their Shares, including if the Fund chooses to repurchase only some, or even none, of the shares in a particular quarter, or if the Board modifies, suspends or terminates the share repurchase program.

Eligible investors, as described above may purchase Shares. Investors seeking to purchase Shares must proceed as follows:

•	Read this entire Prospectus and Statement of Additional Information, and any applicable supplements to such Fund materials.

•

Complete the execution copy of the subscription agreement or such other documentation as required by the Distributor. A specimen copy of the subscription agreement, including instructions for completing it, will be made available with this Prospectus. Subscription agreements may be executed manually or by electronic signature except where the use of such electronic signature has not been approved by the Distributor. Should you execute the subscription agreement electronically, your electronic signature, whether digital or encrypted, included in the subscription agreement is intended to authenticate the subscription agreement and to have the same force and effect as a manual signature.

•

Submit a wire transfer, instruct your broker to make payment from your brokerage account or otherwise deliver funds for the full purchase price of the Shares being subscribed for along with the completed subscription agreement to the participating broker. For all Share classes, after you have satisfied the applicable minimum purchase requirement of $25,000, additional purchases must be in increments of $10,000, unless such minimums are waived by the Distributor. The minimum subsequent investment does not apply to purchases made under the DRIP.

•

By executing the subscription agreement and paying the total purchase price for the Shares subscribed for, each investor attests that he, she or it is a “qualified client” and/or non-U.S. person (as defined in the subscription agreement) and agrees to be bound by all of the terms and conditions of the subscription agreement. Certain participating brokers may require additional documentation.

The initial closing of this offering will occur as soon as practicable in the sole discretion of the Investment Adviser upon the receipt and acceptance by the Fund of Capital Commitments meeting the Minimum Offering Requirement, as may be amended by the Investment Adviser at its sole discretion. Investors will be required to fund a single drawdown to purchase Shares equal to 100% of their respective Capital Commitments at the initial closing. The Drawdown Notice will specify the amount of the Drawdown; and the date on which the Drawdown Amount is due. The Fund will deliver the Drawdown Notice at least ten (10) calendar days prior to the Drawdown Date.

Subscriptions to purchase Shares of the Fund after the Minimum Offering Requirement is satisfied may be made on an ongoing basis, but investors may only purchase Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per Share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order, including satisfying any additional requirements imposed by the subscriber’s broker, at least ten business days prior to the first day of the month (unless waived by the Distributor) and payment of the full purchase price of Shares being subscribed for at least seven business days prior to the first day of the month (unless waived by the Distributor).

For example, if you submit a subscription in October, your subscription request must be received in good order at least ten business days, and payment of the full purchase price must be received at least seven business days, before November 1. Notice of each Share transaction will be furnished to shareholders (or their financial representatives) as soon as practicable but not later than seven business days after the Fund’s NAV as of October 31 is determined and credited to the shareholder’s account, together with information relevant for personal and tax records. While a shareholder will not know the NAV applicable on the effective date of the Share purchase, the NAV applicable to a purchase of Shares will be available generally within 20 business days after the effective date of the Share purchase; at that time, the number of Shares based on that NAV and each shareholder’s purchase will be determined and Shares will be credited to the shareholder’s account as of the effective date of the Share purchase. In this example, if accepted, your subscription would be effective on the first calendar day of November.

If for any reason the Fund rejects the subscription, or if the subscription request is canceled or withdrawn before it is accepted, as described below, or at such other time as permitted in the Fund’s sole discretion, the Fund will return the subscription agreement and the related funds, without interest or deduction, within ten business days after such rejection, cancellation or withdrawal.

Shares purchased by a fiduciary or custodial account will be registered in the name of the fiduciary account and not in the name of the beneficiary. If you place an order to buy Shares and your payment is not received and collected, your purchase may be canceled, and you could be liable for any losses or fees the Fund has incurred.

Purchase Price

Shares of the Fund are sold at the then-current NAV per share, as described in “How are Shares Priced?” below. Each class of Shares may have a different NAV per share because shareholder servicing and/or distribution fees differ with respect to each class.

If an investor participates in the Fund’s DRIP, the cash distributions attributable to the class of Shares that the investor purchased in the Fund’s primary offering will be automatically invested in additional Shares of the same class. The purchase price for Shares purchased under the DRIP will be equal to the most recent available NAV per Share for such Shares at the time the distribution is payable.

The Fund will generally adhere to the following procedures relating to purchases of Shares in this continuous offering:

•

On each business day, the transfer agent will collect purchase orders. The Fund can reject initial and subsequent purchase orders, in whole or in part, for any reason. After the Minimum Offering Requirement is satisfied, Investors may only purchase Shares pursuant to accepted subscription orders as of the first day of each month (based on the NAV per Share as determined as of the previous day, being the last day of the preceding month), and to be accepted, a subscription request must be made with a completed and executed subscription agreement in good order at least ten business days prior to the first day of the month (unless waived by the Distributor) and payment of the full purchase price of the Shares being subscribed for at least seven business days prior to the first day of the month (unless waived by the Distributor). If a purchase order is received less than ten business days prior to the first day of the month, unless waived by the Distributor, the purchase order will be executed in the next month’s closing at the transaction price applicable to that month. At its discretion, the Distributor may include a purchase order from a prior month in a subsequent monthly closing. As a result of this process, the price per Share at which your order is executed may be different than the price per Share for the month in which you submitted your purchase order.

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Generally, within 20 business days after the first calendar day of each month, NAV per Share will be determined for each Share class as of the last calendar day of the immediately preceding month, which will be the purchase price for Shares purchased with that effective date.

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Subscribers are not committed to purchase Shares at the time their subscription orders are submitted, and any subscription may be cancelled at any time before the time it has been accepted, as described above, or at such other time as permitted in the Fund’s sole discretion. You may withdraw your purchase request by notifying the transfer agent through your financial intermediary.

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You will receive a confirmation statement of each new transaction in your account from the Fund or your financial advisor, participating broker or financial intermediary as soon as practicable but generally not later than seven business days after the shareholder transactions are settled when the applicable NAV per Share is determined.

The Fund’s NAV per Share may vary significantly from one month to the next.

In contrast to securities traded on an exchange or over-the-counter, where the price often fluctuates as a result of, among other things, the supply and demand of securities in the trading market, the Fund’s NAV per Share is calculated once monthly using the Fund’s valuation methodologies, and the price at which the Fund sells new Shares and repurchase outstanding Shares will not change depending on the level of demand by investors or the volume of requests for repurchases.

What Should I Know When I Purchase Shares through an Intermediary?

Intermediaries that invest in shares on behalf of their customers may charge brokerage commissions or other fees directly to their customer accounts in connection with their investments. You should contact your Intermediary for information regarding such charges, as these fees, if any, may affect the return such customers realize with respect to their investments.

The Investment Adviser, Distributor and/or their affiliates may make payments or provide services to Intermediaries and other persons to promote the sale, distribution and/or servicing of shares of the Fund and other funds managed by the Investment Adviser and/or certain of its advisory affiliates (“Goldman Sachs Funds”). These payments are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets, and are not an additional charge to the Fund. The payments are in addition to the distribution and service fees described in the Prospectus. Such payments are intended to compensate Intermediaries and other persons for, among other things: marketing shares of the Fund and other Goldman Sachs Funds, which may consist of payments relating to the Fund’s inclusion on preferred or recommended fund lists or in certain sales programs sponsored by the recipients; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; marketing support; the provision of analytical or other data to the Investment Adviser or its affiliates relating to sales of shares of the Fund and other Goldman Sachs Funds; the support or purchase of technology platforms/software; and/or other specified services intended to assist in the distribution and marketing of the Fund and other Goldman Sachs Funds, including provision of consultative services to the Investment Adviser or its affiliates relating to marketing and/or sale of shares of the Fund and other Goldman Sachs Funds. The payments may also, to the extent permitted by applicable regulations, sponsor various trainings and educational programs. The payments by the Investment Adviser, Distributor and/or their affiliates, which are in addition to the fees paid for these services by the Fund, may also compensate Intermediaries and other persons for sub-accounting, sub-transfer agency, administrative, shareholder processing and/or recordkeeping services. These additional payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. In addition, certain Intermediaries may have access to certain services from the Investment Adviser, Distributor and/or their affiliates, including research reports, economic analysis, and portfolio analysis, portfolio construction and similar tools and software. In certain cases, the Intermediaries may not pay for these products or services or may only pay for a portion of the total cost of these products or services. Please refer to the “Payments to Others (Including Intermediaries)” section of the SAI for more information about these and similar payments and services.

The payments made by the Investment Adviser, Distributor and/or their affiliates and the services provided by an Intermediary or other person may differ for different Intermediaries and other persons. The presence of these and similar payments, receipt of these services and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or other person to highlight, feature or recommend the Fund based, at least in part, on the level of compensation paid. You should contact your Intermediary, or any other person that provides services to you, for more information about the payments it receives and any potential conflicts of interest.

Not all Intermediaries offer all classes of shares. These other share classes are subject to different fees and expenses (which affect performance) and are entitled to different services than Class I, Class S, Class D and Class E Shares. Information regarding these other share classes is included in the Prospectus for the applicable share class and may also be obtained from your Intermediary (if your Intermediary offers more than one class of shares) or from GS&Co. by calling the number on the back cover of the Prospectus.

Customer Identification Program.

Federal law requires the Fund to obtain, verify and record identifying information for certain investors, which will be reviewed solely for customer identification purposes, which may include the name, residential or business street address, date of birth (for an individual), Social Security Number or taxpayer identification number or other information for each investor who opens an account directly with the Fund. Applications without the required information may not be accepted by the Fund. Throughout the life of your account, the Fund may request updated identifying information in accordance with their Customer Identification Program. After accepting an application, to the extent permitted by applicable law or their Customer Identification Program, the Fund reserves the right to: (i) place limits on transactions in any account until the identity of the investor is verified; (ii) refuse an investment in the Fund; or (iii) involuntarily repurchase an investor’s shares and close an account in the event that the Fund is unable to verify an investor’s identity or are unable to obtain all required information. The Fund and its agents will not be responsible for any loss or tax liability in an investor’s account resulting from the investor’s delay in providing all required information or from closing an account and repurchasing an investor’s shares pursuant to their Customer Identification Program.

Share Repurchase Program

No Right of Redemption

No shareholder or other person holding Shares acquired from a shareholder has the right to require the Fund to repurchase any Shares. No public market for Shares exists, and none is expected to develop in the future. Consequently, shareholders may not be able to liquidate their investment other than as a result of repurchases of Shares by the Fund, as described below.

Repurchase of Shares

The Fund intends to maintain a share repurchase program in which the Fund, subject to the discretion of the Board, intends to repurchase, in each quarter, up to 5% of Shares outstanding (by number of shares) as of the close of the previous calendar quarter. The specific terms of each repurchase offer will be disclosed in accordance with the applicable forms and rules under the Exchange Act. The Board may amend, suspend or terminate the share repurchase program if it deems such action to be in the best interest of the Fund and its shareholders. As a result, share repurchases may not be available each quarter. Upon a suspension of the share repurchase program, the Board will consider at least quarterly whether the continued suspension of the share repurchase program remains in the best interest of the Fund and its shareholders. However, the Board is not required to authorize the recommencement of the share repurchase program within any specified period of time. The Board may also terminate the share repurchase program if required to do so by applicable law or in connection with a transaction in which shareholders receive liquidity for their Shares, such as a sale or merger of the Fund or listing of Shares on a national securities exchange.

The Fund expects to repurchase shares pursuant to tender offers each quarter using a purchase price equal to the NAV per share as of the last calendar day of the applicable quarter, except that shares that have not been outstanding for at least one year will be subject to an Early Repurchase Fee. The one-year holding period is measured as of the subscription closing date immediately following the prospective repurchase date and does not include shares received under the Fund’s DRIP. The Early Repurchase Fee may be waived in the case of repurchase requests arising from the death, divorce, or qualified disability of the holder. The Early Repurchase Fee will be retained by the Fund for the benefit of remaining shareholders. The Fund intends to conduct repurchase offers in accordance with the requirements of Rule 13e-4 promulgated under the Exchange Act and the Investment Company Act. All shares purchased by us pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Shareholders may tender all of the Shares that they own. There is no repurchase priority for a shareholder under the circumstances of death or disability of such shareholder.

In the event the amount of shares tendered exceeds the repurchase offer amount, the Fund will repurchase shares on a pro rata basis. All unsatisfied repurchase requests must be resubmitted in the next quarterly tender offer, or upon the recommencement of the share repurchase program, as applicable. The Fund will have no obligation to repurchase shares, including if the repurchase would violate the restrictions on distributions under federal law or Delaware law. The limitations and restrictions described above may prevent the Fund from accommodating all repurchase requests made in any quarter. The share repurchase program has many limitations, including the limitations described above, and should not in any way be viewed as the equivalent of a secondary market. Further, an affiliate of the Investment Adviser has made, and may in the future determine to make an additional, investment of capital in the Fund. As a result, the Investment Adviser’s affiliate may own a substantial amount of the Fund’s outstanding Shares. The Investment Adviser’s affiliate may periodically elect to tender any or all of its Shares for repurchase under the share repurchase program. Any such tenders by the Investment Adviser’s affiliate could have a negative impact on the Fund, including on the Fund’s liquidity, and could reduce the opportunity for other shareholders to tender the full amount of their Shares in a given quarter.

The Fund will offer to repurchase shares on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the Independent Trustees, such repurchases would not be in the best interests of the Fund or its shareholders or would violate applicable law. There is no assurance that the Board will exercise its discretion to offer to repurchase shares or that there will be sufficient funds available to accommodate all of shareholder requests for repurchase. As a result, the Fund may repurchase less than the full amount of shares that a shareholder requests to have repurchased. If the Fund does not repurchase the full amount of shares requested to be repurchased, or it determines not to make repurchases of Shares, shareholders will likely not be able to dispose of shares, even if the Fund underperforms. Any periodic repurchase offers will be subject in part to the Fund’s available cash and compliance with the RIC qualification and diversification rules and the Investment Company Act. Shareholders will not pay a fee to the Fund in connection with the Fund’s repurchase of shares under the share repurchase program.

The Fund will repurchase shares from shareholders pursuant to written tenders on terms and conditions that the Board determines to be fair to the Fund and to all shareholders. When the Board determines that the Fund will repurchase shares, notice will be provided to shareholders describing the terms of the offer, containing information shareholders should consider in deciding whether to participate in the repurchase opportunity and containing information on how to participate.

The Fund does not impose any charges in connection with repurchases of shares, except for the Early Repurchase Fee. All shares purchased by the Fund pursuant to the terms of each tender offer will be retired and thereafter will be authorized and unissued shares.

Payment for repurchased shares may require the Fund to liquidate portfolio holdings earlier than the Investment Adviser would otherwise have caused these holdings to be liquidated, potentially resulting in losses, and may increase the Fund’s investment-related expenses as a result of higher portfolio turnover rates. The Investment Adviser intends to take measures, subject to policies as may be established by the Board, to attempt to avoid or minimize potential losses and expenses resulting from the repurchase of shares.

In the future, the Fund may determine to adopt a policy in reliance on Rule 23c-3 under the 1940 Act. Adopting such a policy would require that the Fund make repurchase offers of between 5% and 25% of shares on a quarterly, semi-annual or annual basis and would subject the Fund to the conditions of Rule 23c-3 which requires, among other things, that the Fund strike a daily or weekly NAV. Should the Fund elect to rely on Rule 23c-3, it will maintain an investment objective, strategies and investment policies, guidelines and restrictions that are materially equivalent to those of the Fund. See “Risks of the Fund—Principal Risks of the Fund—Repurchase Offers Risk.”

What Else Do I Need to Know about Repurchases?

The following generally applies to repurchase requests:

•	Additional documentation may be required when deemed appropriate by the Transfer Agent. A repurchase request will not be in proper form until such additional documentation has been received.

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Intermediaries are responsible for the timely transmittal of repurchase requests by their customers to the Transfer Agent. In order to facilitate the timely transmittal of repurchase requests, Intermediaries may set times by which they must receive repurchase requests. Intermediaries may also require additional documentation from you.

Mandatory Repurchases and Redemptions.

The Fund may also repurchase and/or redeem Shares of a shareholder without consent or other action by the shareholder or other person, in accordance with the terms of its Agreement and Declaration of Trust and the 1940 Act, including Rules 23c-1 and 23c-2 under the 1940 Act, if the Fund determines that:

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ownership of Shares by a shareholder or other person is likely to cause the Fund to be in violation of, require registration of any Shares under, or subject the Fund to additional registration or regulation under, the securities, commodities or other laws of the United States or any other relevant jurisdiction;

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continued ownership of Shares by a shareholder may be harmful or injurious to the business or reputation of the Fund, the Board of Trustees, the Investment Adviser or any of their affiliates, or may subject the Fund or any shareholder to an undue risk of adverse tax or other fiscal or regulatory consequences;

•	there is actual or suspected threatening conduct or actual or suspected fraudulent, suspicious or illegal activity by the shareholder or any other individual associated with the shareholder’s account;

•	any of the representations and warranties made by a shareholder or other person in connection with the acquisition of Shares was not true when made or has ceased to be true;

•

with respect to a shareholder subject to special regulatory or compliance requirements, such as those imposed by the U.S. Bank Holding Company Act of 1956, as amended, certain Federal Communications Commission regulations, or the Employee Retirement Income Security Act of 1974, as amended, the shareholder is likely to be subject to additional regulatory or compliance requirements under these Special Laws or Regulations by virtue of continuing to hold any Shares;

•	the shareholder’s estate submits a tender request and proof of owner’s death; or

•	the disabled shareholder’s legal representative submits tender request and proof of qualified disability.

In the event that any shareholder fails to maintain the minimum balance of $500 of Shares, the Fund may, at the time of such failure or any time subsequent to such failure, repurchase all of the shares held by that shareholder at the repurchase price in effect on the date the Fund determines that the shareholder has failed to meet the minimum balance, less any Early Repurchase Fee. Minimum account repurchases will apply even in the event that the failure to meet the minimum balance is caused solely by a decline in NAV. Minimum account repurchases may be subject to the Early Repurchase Fee.

The Fund may also repurchase Shares in the event a shareholder’s Intermediary’s relationship with GS&Co. is terminated, and the shareholder does not transfer their account to another Intermediary, or in the event that the Fund is no longer an option in the shareholder’s Employee Benefit Plan or no longer available through a shareholder’s fee-based account with an Intermediary.

None of the Fund, the Investment Adviser or GS&Co. will be responsible for any loss in an investor’s account or tax liability resulting from an involuntary repurchase.

How are Shares Priced?

The Fund intends to calculate its NAV per share on a monthly basis (or more frequently, as appropriate). The price you pay when you buy Shares is the Fund’s next-determined NAV per share after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your subscription in proper form. The price you receive when the Fund repurchases your Shares may be reduced by any applicable charges (e.g., CDSCs). The NAV per share of each class is generally calculated as follows:

NAV per Share =	(Value of Assets of the Class) – (Liabilities of the Class)
Number of Outstanding Shares of the Class

The Fund conducts the valuation of its assets, pursuant to which NAV is determined, at all times consistent with accounting principles generally accepted in the United States of America and the 1940 Act. Pursuant to Rule 2a-5 under the 1940 Act, the Board has designated the Investment Adviser as valuation designee (the “Valuation Designee”) primarily responsible for the valuation of the Fund’s assets, subject to the oversight of the Board. The Investment Adviser, through its Asset Management Valuation Committee (the “Asset Management Valuation Committee”), determines the fair value of the Fund’s assets, in accordance with such rule and the terms of Financial Accounting Standards Board ASC Codification Topic 820, Fair Value Measurement and Disclosures (“ASC 820”), subject to the oversight of the Board. The Fund’s valuation procedures are described in more detail below.

The Fund does not expect that there will be readily available market values for most of the investments that will be in the Fund’s portfolio, and the Fund values such investments at fair value as determined in good faith by or under the direction of the Valuation Designee using a documented valuation policy (the “Valuation Policy”), described below, and a consistently applied valuation process.

Valuation Methodologies

Underlying Private Fund Investments Methodology

The value of the Fund’s assets will be determined based in part on the NAV of the Underlying Private Funds. The Investment Adviser, in its reasonable discretion, will value an investment in an Underlying Private Fund (an “Underlying Private Fund Investment”) in accordance with the Valuation Policy, based upon available relevant information. The Investment Adviser generally intends to rely upon the most recent valuations provided to it by the Underlying Managers adjusted for subsequent contributions to or distributions from the relevant Underlying Private Fund or other Underlying Private Fund Investments and as described in the following paragraph, but is not obligated to do so (the “Practical Expedient Methodology”). The Board has approved procedures pursuant to which the Investment Adviser will value the Fund’s investments and ensure that valuations of Underlying Private Fund interests meet the relevant criteria to rely on the Practical Expedient Methodology.

Underlying Managers typically provide valuations to their investors on a delay. Although this varies based on the Underlying Private Fund or other asset, delays of two (2) quarters or more are not uncommon, especially pending receipt of audited financial information. Accordingly, the most recent valuations by an Underlying Manager will generally state the valuation as of several months prior. In order to address this timing discrepancy, the Investment Adviser is expected to engage one or more independent valuation advisers (“Independent Valuation Advisors”) to develop a methodology for adjusting valuations based on monthly factors and subsequent developments in specified circumstances. With respect to unaffiliated Underlying Private Fund Investments, this is expected to involve comparison to a benchmark, including potentially an index prepared specifically for the Fund by such Independent Valuation Advisor, potentially subject to certain materiality thresholds. If a benchmark is used, investors should note that the appropriate benchmark will not always be evident and that the performance of a particular Underlying Private

Fund or asset will likely differ, in some cases materially, from the performance of any benchmark. As a result, such approximations of value as of a date should be expected to differ from the valuations that will eventually be received from an Underlying Private Fund Investment. A divergence in the performance of a benchmark as compared to the performance of a particular Underlying Private Fund Investment or asset, will be assessed by the Investment Adviser taking into consideration various factors, including certain materiality thresholds, and will not in all cases result in an adjustment to the valuation of the investment. To the extent that these factors result in a higher or lower valuation for the investment, the Fund’s NAV may be adjusted. The Investment Adviser will employ the foregoing methodology in assessing the valuation of a particular Underlying Private Fund Investment or asset, but the performance of a benchmark will not necessarily be indicative of the performance of an Underlying Private Fund Investment and any adjustments to the Fund’s NAV stemming from such assessment will be solely at the discretion of the Investment Adviser.

In addition to a broad market approach, the Investment Adviser takes into account a direct view into assets held in an Underlying Private Fund Investment to the extent it has current information about the underlying holdings of such Underlying Private Funds, which allows for the review of name-specific events. For purposes of determining the NAV of an Underlying Private Fund Investment, if an event materially affecting the value of an investment occurs, the Investment Adviser is expected to determine a revised fair value for such investment based on the information in the Investment Adviser’s possession at the time of such revaluation taking into account various factors. Subject to applicable law, any such revaluations, particularly at a time in close proximity to the occurrence of such event, would likely be conducted by the Investment Adviser without direct input from the independent appraisal expert, may be based upon incomplete or incorrect information and/or assumptions and estimates that are subject to error, and may not accurately reflect the liquidation value of the applicable investment. Subject to applicable law, the Investment Adviser may further revise such valuations in its sole discretion as additional information becomes available or new developments arise (for the avoidance of doubt, without adjusting previously determined NAVs). To the extent that the Investment Adviser does not possess all relevant information or has incorrect information at the time of any such initial or subsequent revaluation, the revised fair value used in determining the NAV of the Fund may be materially inaccurate, which may result in Shares being issued or repurchased at an inaccurate NAV and could adversely affect the Fund and/or investors. In connection with the foregoing, a revised fair value determination by the Investment Adviser may take time following the initial identification of a name-specific event and will not be immediate, and during such time values will not be updated or revised, if necessary.

Direct Private Assets Methodology

The determination of value for GP Stake Investments, common stock of private companies and private preferred equity investments, and private debt investments (each, a “Direct Private Asset”) may be based on various methodologies, including, but not limited to, comparable multiple analysis, yield to maturity / discounted cash flows and recent or pending transactions, as well as various inputs, including, but not limited to, (i) changes in the operating cash flows and financial performance of the asset, (ii) comparison of similar publicly traded securities, (iii) trends within the applicable market indices, sectors and / or regions, (iv) changes in the underlying business models, expected exit timing and strategy of the asset, (v) overall changes in the interest rate environment and the markets that may affect the price at which investments in similar assets may be made in the future and (vi) any specific rights or terms associated with the asset.

The Investment Adviser also engages Independent Valuation Advisors to provide independent valuations of the Direct Private Assets. The Independent Valuation Advisors independently value such assets using quantitative and qualitative information provided by the investment professionals of the Investment Adviser and the direct private asset, as well as any market quotations obtained from independent pricing services, brokers, dealers or market dealers. The Independent Valuation Advisors also provide analyses to support their valuation methodology and calculations. A portion of the portfolio is reviewed on a quarterly basis, and all Direct Private Assets are reviewed at least annually by an Independent Valuation Advisor. While Independent Valuation Advisor valuations are generally not obtained with respect to intra-monthly valuation days, the Investment Adviser may (although is under no obligation to) request that the Independent Valuation Advisors value particular Direct Private Assets as of an intra-month valuation day on an ad hoc basis.

Fixed Income Securities Methodology

Fixed income securities are generally valued on the basis of prices (including evaluated prices) and quotations provided by pricing sources. Pricing sources may use matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities, to determine current value. Pricing sources generally value fixed income securities assuming orderly transactions of an institutional round lot size, but the Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots may trade at lower prices than institutional round lots.

Listed Equity Securities Methodology

Equity securities listed on an exchange are generally valued at the last available sale price on the exchange on which they are principally traded.

Other Information Regarding Valuation

ASC 820 defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value is a market-based measurement, not an entity-specific measurement. For some assets and liabilities, observable market transactions or market information might be available. For other assets and liabilities, observable market transactions and market information might not be available. However, the objective of a fair value measurement in both cases is the same—to estimate the price when an orderly transaction to sell the asset or transfer the liability would take place between market participants at the measurement date under current market conditions (that is, an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability).

ASC 820 establishes a hierarchal disclosure framework which ranks the observability of inputs used in measuring financial instruments at fair value. The observability of inputs is impacted by a number of factors, including the type of financial instruments and their specific characteristics. Financial instruments with readily available quoted prices, or for which fair value can be measured from quoted prices in active markets, generally will have a higher degree of market price observability and a lesser degree of judgment applied in determining fair value. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these securities.

The three-level hierarchy for fair value measurement is defined as follows:

Level 1 – Inputs to the valuation methodology are quoted prices available in active markets for identical instruments as of the reporting date. The types of financial instruments included in Level 1 include unrestricted securities, including equities and derivatives, listed in active markets.

Level 2 – Inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date. The types of financial instruments in this category include less liquid and restricted securities listed in active markets, securities traded in other than active markets, government and agency securities, and certain over-the-counter derivatives where the fair value is based on observable inputs.

Level 3 – Inputs to the valuation methodology are unobservable and significant to overall fair value measurement. The inputs into the determination of fair value require significant management judgment or estimation. Financial instruments that are included in this category include investments in privately held entities and certain over-the-counter derivatives where the fair value is based on unobservable inputs.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the determination of which category within the fair value hierarchy is appropriate for any given financial instrument is based on the lowest level of input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement requires judgment and considers factors specific to the financial instrument.

In addition, the Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or manmade disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buyouts; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars as of the valuation date. If such quotations are not available, the rate of exchange will be determined in good faith under procedures approved by the Board. Spot foreign exchange rates will be valued using a pricing service at the time closest to the NAV calculation time, and forward foreign currency contracts will be valued by adding forward points provided by an independent pricing service to the spot foreign exchange rates and interpolating based upon maturity dates of each contract or by using outright forward rates, where available (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and ask quotations supplied by at least one dealer in such contracts).

Please note the following with respect to the price at which your transactions are processed:

•

NAV per share of each share class is generally calculated by the Fund’s fund accounting agent on a monthly basis (or more frequently, as appropriate). The price you pay when you buy Shares is the Fund’s next-determined NAV per share after the Transfer Agent (or, if applicable, an Authorized Institution) has received and accepted your subscription in proper form. This occurs after the determination, if any, of the income to be declared as a dividend.

•

The Fund reserves the right to reprocess purchase (including dividend reinvestments) and repurchase transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted.

The Fund relies on various sources to calculate its NAV. The ability of the Fund’s fund accounting agent to calculate the NAV per share of each share class of the Fund is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures. In addition, if the third-party service providers and/or data sources upon which the Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Fund’s NAV.

The XIG Valuation Working Group (“Working Group”) is responsible for reviewing valuation results for XIG investments and confirming they adhere to the XIG investments’ valuation policies. The Working Group assists the Asset Management Valuation Committee and XIG management in its oversight of valuation of XIG investments. The Private Investments Valuation Working Group, which is separate from XIG Private Equity Valuation Working Group, is responsible for reviewing valuation results for investments in Management Companies and confirming that they adhere to the XIG investments’ valuation policies.

Valuations provided by Underlying Managers are used even in situations where the Fund acquires an interest in an Underlying Private Fund as part of a Traditional Secondaries investment and, although such investments may be acquired at a premium to their stated NAVs, it is common in such investments that the interest in the Underlying Private Fund is acquired at a discount (which discount may be substantial) to its stated NAV. When such interests are purchased at a discount, using reported NAVs results in higher NAVs for the Fund at the time the Fund next calculates its NAV than would be the case had discounted purchase prices been used. This has the following effects (the opposite effect would hold in cases of Underlying Private Fund interests acquired at a premium):

•

The Investment Adviser receives higher Management Fees and Incentive Fees, and the Distributor receives higher distribution fees, than each would have received had the NAV been calculated using the discounted purchase prices of the interests in the relevant Underlying Private Funds; and

•

Repurchases and subscriptions will be effected at a higher price per Share than they would have been effected using the discounted purchase prices of the interests in the relevant Underlying Private Funds. In the case of repurchases, this will result in tendering shareholders receiving more repurchase proceeds and the Fund having less assets after the repurchase that it would otherwise have had, disadvantaging the non-tendering shareholders. Subscribing investors, on the other hand, will receive fewer Shares, and therefore a smaller percentage interest in the Fund, than they would have received had the NAV been calculated using the discounted purchase prices of the interests in the relevant Underlying Private Funds.

As a result of the foregoing, although the use of Underlying Manager-reported valuations rather than discounted purchase prices in connection with calculating NAV is typically considered a customary market practice for secondary investment strategies, the Investment Adviser has a conflict of interest. The effect of utilizing Underlying Manager-reported valuations with respect to a particular transaction will decrease over time as the underlying investments are realized.

The Fund has adopted NAV correction procedures that are applied whenever the NAV of the Fund is determined to have been miscalculated. Shareholder transactions may be reprocessed when a NAV error equals or exceeds certain thresholds. Alternatively, the party responsible for the NAV error may make the Fund and/or shareholders, as applicable, whole for any such error.

Additional Information Applicable to the Purchase of the Fund’s Shares

Class I Shares

Neither the Fund nor the Distributor will charge upfront selling commissions for sales of any Class I Shares. However, if you purchase Class I Shares from certain third-party financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine. No Distribution and Servicing Fees are paid for sales of any Class I Shares. The Investment Adviser or its affiliates may, in its discretion, pay additional compensation to selected brokers, dealers or other financial intermediaries out of its own funds and not as an additional charge to the Fund or shareholders.

Class I Shares generally are available for purchase in this offering only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I Shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I Shares, (4) through transaction/brokerage platforms at participating brokers, (5) through participating brokers that have certain selling arrangements with the Distributor, (6) through certain registered investment advisers, (7) by the Fund’s executive officers and directors and their immediate family members, as well as officers and employees of the Investment Adviser or other affiliates and their immediate family members, and, if approved by the Board, joint venture partners, consultants and other service providers, (8) by Goldman Sachs’ private wealth management clients or (9) by other categories of investors that the Fund names in an amendment or supplement to this Prospectus.

In addition, in certain cases, where a holder of Class S, Class D or Class E Shares exits a relationship with a participating broker for this offering and does not enter into a new relationship with a participating broker for the Shares, such holder’s Shares may be exchanged into an equivalent NAV amount of Class I Shares.

Without limiting the foregoing, the Distributor will waive or reduce to $10,000 or less Class I Share investment minimums for purchases: (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class I Shares, (2) by endowments, foundations, pension funds and other institutional investors, (3) through participating brokers that have alternative fee arrangements with their clients to provide access to Class I Shares, (4) through transaction/brokerage platforms at participating brokers, (5) through participating brokers that have certain selling arrangements with the Distributor, (6) through certain registered investment advisers, (7) by the Fund’s executive officers and directors and their immediate family members, as well as officers and employees of the Investment Adviser or other affiliates and their immediate family members, and, if approved by the Board, joint venture partners, consultants and other service providers, (8) by

Goldman Sachs’ private wealth management clients, and (9) by other categories of investors that the Fund names in an amendment or supplement to this Prospectus. The foregoing categories of investors who are granted waivers or reductions by the Distributor from the Class I investment minimums include investors described in the foregoing sentence who make purchases for eligible retirement plans and IRAs. Waivers and reductions are subject to the terms and conditions of agreements that the Distributor enters into with participating intermediaries, as applicable.

If you are eligible to purchase all four classes of Shares (when all of such classes are available for sale), you should be aware that Class I Shares have no Distribution and Servicing Fees, which will reduce the distributions of the other applicable share classes. However, Class I Shares will not receive shareholder services.

Class S Shares

Neither the Fund nor the Distributor will charge upfront selling commissions for sales of any Class S Shares. However, if you purchase Class S Shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine.

The Fund will pay the Distributor selling commissions over time as a Distribution and Servicing Fee with respect to the Fund’s outstanding Class S Shares equal to 0.85% per annum of the aggregate NAV of the Fund’s outstanding Class S Shares, including any Class S Shares issued pursuant to the DRIP. The Distribution and Servicing Fees will be paid monthly in arrears. The Distributor reallows (pays) all or a portion of the Distribution and Servicing Fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers and will waive Distribution and Servicing Fees to the extent a broker is not eligible to receive it for failure to provide such services.

The Investment Adviser or its affiliates may, in its discretion, pay additional compensation to selected brokers, dealers or other financial intermediaries out of its own funds and not as an additional charge to the Fund or shareholders.

Class S Shares are available for purchase through brokerage and transaction-based accounts.

Class D Shares

Neither the Fund nor the Distributor will charge upfront selling commissions for sales of any Class D Shares. However, if you purchase Class D Shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine.

The Fund will pay the Distributor selling commissions over time as a Distribution and Servicing Fee with respect to the Fund’s outstanding Class D Shares equal to 0.25% per annum of the aggregate NAV of all the Fund’s outstanding Class D Shares, including any Class D Shares issued pursuant to the Fund’s DRIP. The Distribution and Servicing Fees will be paid monthly in arrears. The Distributor reallows (pays) all or a portion of the Distribution and Servicing Fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers and will waive Distribution and Servicing Fees to the extent a broker is not eligible to receive it for failure to provide such services.

The Investment Adviser or its affiliates may, in its discretion, pay additional compensation to selected brokers, dealers or other financial intermediaries out of its own funds and not as an additional charge to the Fund or shareholders.

Class D Shares generally are available for purchase only (1) through fee-based programs, also known as wrap accounts, sponsored by participating brokers or other intermediaries that provide access to Class D Shares, (2) through participating brokers that have alternative fee arrangements with their clients to provide access to Class D Shares, (3) through transaction/ brokerage platforms at participating brokers, (4) through certain registered investment advisers, (5) through bank trust departments or any other organization or person authorized to act in a fiduciary capacity for its clients or customers or (6) by other categories of investors that the Fund names in an amendment or supplement to this Prospectus.

Class E Shares

Neither the Fund nor the Distributor will charge upfront selling commissions for sales of any Class E Shares. However, if you purchase Class E Shares from certain financial intermediaries, they may directly charge you transaction or other fees, including upfront placement fees or brokerage commissions, in such amount as they may determine. No Distribution and Servicing Fees are paid for sales of any Class E Shares. The Investment Adviser or its affiliates may, in its discretion, pay additional compensation to selected brokers, dealers or other financial intermediaries out of its own funds and not as an additional charge to the Fund or shareholders.

Class E Shares are available for purchase only through specific intermediaries that have selling agreements in place with the Distributor to sell Class E Shares or that have arrangements with the Fund or the Distributor to offer Class E Shares.

If you are eligible to purchase all four classes of Shares (when all of such classes are available for sale), you should be aware that Class E Shares have no Distribution and Servicing Fees, which will reduce the distributions of the other applicable share classes. However, Class E Shares will not receive shareholder services.

Common Questions Regarding Share Class Exchanges

What Should I Know about Share Class Exchanges?

Upon request, the Fund may, in its discretion, permit a current Fund shareholder to exchange his or her shares to another class of Fund Shares in a non-taxable transaction; provided that such shareholder meets the requirements of the new share class.

Transfers of Shares

Shares may be transferred only:

(1) by operation of law as a result of the death, bankruptcy, insolvency, adjudicated incompetence or dissolution of the shareholder; or

(2) under certain limited circumstances, with the written consent of the Fund, which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances.

The Fund generally will not consent to a transfer of Shares by a shareholder unless the transfer is to a transferee who represents that it is an Eligible Investor and after a partial transfer, the value of the Shares held in the account of each of the transferee and transferor is at least $25,000. A shareholder transferring Shares may be charged reasonable expenses, including attorneys’ and accountants’ fees, incurred by the Fund in connection with the transfer. In connection with any request to transfer Shares, the Fund may require the shareholder requesting the transfer to obtain, at the shareholder’s expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

In subscribing for Shares, a shareholder agrees to indemnify and hold harmless the Fund, the Board, the Investment Adviser, each other shareholder and any of their affiliates against all losses, claims, damages, liabilities, costs and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs and expenses or any judgments, fines and amounts paid in settlement), joint or several, to which those persons may become subject by reason of, or arising from, any transfer made by that shareholder in violation of these provisions or any misrepresentation made by that shareholder or a substituted shareholder in connection with any such transfer.

What Types of Reports Will I be Sent Regarding My Investment?

Intermediaries are responsible for providing any communication from the Fund to shareholders, including but not limited to, prospectuses, prospectus supplements, Repurchase Offers, proxy materials and notices regarding the source of dividend payments under Section 19 of the 1940 Act. They may charge additional fees not described in the Prospectus to their customers for such services.

You will be provided with a printed confirmation of each transaction in your account and a quarterly account statement. If your account is held through your Intermediary you will receive this information from your Intermediary.

You will also receive an annual shareholder report containing audited financial statements and a semi-annual shareholder report. If you have consented to the delivery of a single copy of shareholder reports, prospectuses and other information to all shareholders who share the same mailing address with your account, you may revoke your consent at any time by contacting your Intermediary or the Fund at the appropriate phone number or address found on the back cover of the Prospectus. The Fund will begin sending individual copies to you within 30 days after receipt of your revocation. If your account is held through an Intermediary, please contact the Intermediary to revoke your consent.

Distribution and Service Fees

What are the Different Distribution and/or Service Fees Paid by the Fund’s Shares?

The Fund has adopted a distribution and service plan (the “Plan”) under which certain Share classes (as set forth below) bear distribution and/or service fees paid to GS&Co., some of which GS&Co. may pay to Intermediaries. If the fees received by GS&Co. pursuant to the Plan exceeds its expenses, GS&Co. may realize a profit from this arrangement. GS&Co. generally receives and pays the distribution and service fees on a monthly basis. Because these fees are paid out of the Fund’s assets on an ongoing basis, over time, these fees will increase the cost of your investment and may cost you more than paying other types of such charges.

Distribution Fees

Distribution fees are subject to the requirements of Rule 12b-1 under the 1940 Act, and may be used (among other things) for:

•	Compensation paid to and expenses incurred by Intermediaries, GS&Co. and their respective officers, employees and sales representatives;

•	Commissions paid to Intermediaries;

•	Allocable overhead;

•	Telephone and travel expenses;

•	Interest and other costs associated with the financing of such compensation and expenses;

•	Printing of prospectuses for prospective shareholders;

•	Preparation and distribution of sales literature or advertising of any type; and

•	All other expenses incurred in connection with activities primarily intended to result in the sale of Fund Shares.

Service Fees

Service fees may be used (among other things) for personal and account maintenance services, and may be used to make payments to GS&Co., Intermediaries and their officers, sales representatives and employees for responding to inquiries of, and furnishing assistance to, shareholders regarding ownership of their shares or their accounts or similar services not otherwise provided on behalf of the Fund. Service fees may also be used for certain shareholder support and administration services.

GS&Co. will begin accruing distribution and/or service fees for Class S and Class D Shares immediately. The following table shows the distribution and/or servicing fees, payable monthly in arrears, that the Fund will pay the Distributor with respect to the Class I, Class S, Class D and Class E Shares based on a percentage of the Fund’s aggregate net assets attributed to such share class as set forth below.

Distribution and/or Servicing Fee Schedule

Share Class	Distribution Services	Shareholder Services	Maximum Distribution- Related and Shareholder Services
Class I	N/A	N/A	N/A
Class S	0.85%	0.25%	0.85%
Class D	0.25%	0.25%	0.25%
Class E	N/A	N/A	N/A

The Distribution and Servicing Fees will be paid monthly in arrears. The Distributor will reallow (pay) all or a portion of the Distribution and Servicing Fees to participating brokers and servicing brokers for ongoing shareholder services performed by such brokers, and will waive Distribution and Servicing Fees to the extent a broker is not eligible to receive it for failure to provide such services. Because the Distribution and Servicing Fees with respect to Class S Shares and Class D Shares will be deducted from the gross distributions for each such share class, the per share amount of distributions on Class I, Class S, Class D and Class E Shares will generally differ. Specifically, distributions on Class S shares will be lower than Class D Shares, Class I Shares and Class E Shares, and distributions on Class D Shares will be lower than Class I Shares and Class E Shares because the Fund is required to pay higher ongoing Distribution and Servicing Fees with respect to the Class S Shares (compared to Class D Shares, Class I Shares and Class E Shares), and the Fund is required to pay higher ongoing Distribution and Servicing Fees with respect to Class D Shares (compared to Class I Shares and Class E Shares). There are no Distribution and Servicing Fees with respect to Class I Shares and Class E Shares.

Eligibility to receive the Distribution and Servicing Fees is conditioned on a broker providing the following ongoing services with respect to the Class S or Class D Shares, which may include the following: assistance with recordkeeping, answering investor inquiries regarding the Fund, including regarding distribution payments and reinvestments, helping investors understand their investments upon their request, and assistance with share repurchase requests. If the applicable broker is not eligible to receive the Distribution and Servicing Fee due to failure to provide these services, the Distributor will waive the Distribution and Servicing Fee that broker would have otherwise been eligible to receive. The Distribution and Servicing Fees are ongoing fees that are not paid at the time of purchase.

TAXATION

GOLDMAN SACHS DOES NOT PROVIDE LEGAL, TAX OR ACCOUNTING ADVICE. EACH PROSPECTIVE INVESTOR SHOULD OBTAIN INDEPENDENT TAX ADVICE BASED ON ITS PARTICULAR SITUATION.

The following is a description of the material U.S. federal income tax consequences of owning and disposing of Shares and some of the important U.S. federal income tax considerations affecting the Fund. The discussion below provides general tax information related to an investment in Shares, but this discussion does not purport to be a complete description of the U.S. federal income tax consequences of an investment in the Shares. It is based on the Internal Revenue Code of 1986, as amended (the “Code”) and Treasury Regulations and administrative pronouncements, all as of the date hereof, any of which is subject to change, possibly with retroactive effect. In addition, it does not describe all of the tax consequences that may be relevant in light of a shareholder’s particular circumstances, including alternative minimum tax consequences and tax consequences applicable to shareholders subject to special tax rules, such as certain financial institutions; dealers or traders in securities who use a mark-to-market method of tax accounting; persons holding Shares as part of a hedging transaction, wash sale, conversion transaction or integrated transaction or persons entering into a constructive sale with respect to the Shares; entities classified as partnerships or other pass-through entities for U.S. federal income tax purposes; real estate investment trusts; insurance companies; U.S. shareholders (as defined below) whose functional currency is not the U.S. dollar; or tax-exempt entities, including “individual retirement accounts” or “Roth IRAs.” Unless otherwise noted, the following discussion applies only to a shareholder that holds Shares as a capital asset (generally, for investment) and is a U.S. shareholder.

A “U.S. shareholder” generally is a beneficial owner of Shares who is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation or other entity treated as a corporation, for U.S. federal income tax purposes, created or organized in or under the laws of the United States, any state therein or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•

a trust if it (x) is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all substantial decisions of the trust or (y) has a valid election in effect under applicable United States Treasury Regulations to be treated as a U.S. person.

A “non-U.S. shareholder” generally is a beneficial owner of Shares who is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds Shares, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding Shares should consult his, her or its tax advisers with respect to the purchase, ownership and disposition of Shares.

Tax matters are very complicated and the tax consequences to an investor of an investment in Shares will depend on the facts of his, her or its particular situation. The Fund encourages investors to consult their own tax advisers regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of U.S. federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a Regulated Investment Company

The Fund intends to elect to be treated and intends to qualify annually as a regulated investment company (a “RIC”) under subchapter M of the Code. As a RIC, the Fund generally will not have to pay Fund-level U.S. federal income taxes on any income that it timely distributes to its shareholders as dividends. To qualify as a RIC, the Fund must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to qualify for RIC tax treatment, the Fund must distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally its ordinary income plus the excess of its realized net short-term capital gains over its realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation as a RIC

If the Fund:

•	qualifies as a RIC; and

•	satisfies the Annual Distribution Requirement,

then the Fund will not be subject to U.S. federal income tax on the portion of its income it distributes (or is deemed to distribute) to its shareholders. The Fund will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gains not distributed (or deemed distributed) to its shareholders.

The Fund will be subject to a 4% nondeductible U.S. federal excise tax on certain undistributed income unless it distributes in a timely manner an amount at least equal to the sum of (1) 98% of its net ordinary income for each calendar year (taking into account certain deferrals and elections), (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years on which the Fund did not pay U.S. federal income tax (the “Excise Tax Avoidance Requirement”). The Fund generally will endeavor in each taxable year to make sufficient distributions to its shareholders to avoid any U.S. federal excise tax on its earnings, but the Fund reserves the right to pay the excise tax when circumstances warrant.

In order to qualify as a RIC for U.S. federal income tax purposes, the Fund must, among other things:

•	continue to qualify as a management company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or other income derived with respect to the Fund’s business of investing in such stock or securities (the “90% Income Test”); and

•	diversify its holdings so that at the end of each quarter of the taxable year:

(1)

at least 50% of the value of the Fund’s assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s assets or more than 10% of the outstanding voting securities of the issuer; and

(2)

no more than 25% of the value of the Fund’s assets is invested in the securities, other than U.S. government securities or securities of other RICs, of one issuer, of two or more issuers that are controlled, as determined under applicable Code rules, by the Fund and that are engaged in the same or similar or related trades or businesses or of certain “qualified publicly traded partnerships” (the “Diversification Tests”).

The Fund generally intends to comply with 90% Income Test and the Diversification Tests. The Fund may invest in an Underlying Private Fund through a Subsidiary that is classified as either a partnership or a corporation for U.S. federal income tax purposes.

Generally, for a Subsidiary that is classified as a partnership for U.S. federal income tax purposes, the Subsidiary itself is not subject to U.S. federal income tax. Instead, the Fund, as a partner, must take into account its distributive share of such Subsidiary’s income, gains, losses, deductions and credits (including all such items allocable to such Subsidiary from Underlying Private Funds that are also treated as partnerships) for each taxable year of the Subsidiary ending with or within the Fund’s taxable year, without regard to whether the Fund has received or will receive corresponding cash distributions from such Subsidiary. For the purpose of satisfying certain of the requirements for qualification as a RIC, the Fund will, in appropriate circumstances, be required to “look through” to the character of the income, assets and investments held by such Subsidiary, and the character of the Fund’s distributive share of items of income, gain, losses, deductions and credits derived through its investment in such Subsidiary generally will be determined as if the Fund realized these tax items directly. However, the Underlying Private Funds generally are not obligated to disclose the contents of their portfolios. This lack of transparency may make it difficult for the Investment Adviser to monitor the sources of the Fund’s (including, as applicable, certain of its Subsidiaries’) income and the Fund’s diversification of its assets or for the Fund to otherwise comply with Subchapter M of the Code and ultimately may limit the universe of interests in the Underlying Private Funds in which the Fund can invest. Furthermore, although the Fund expects to receive information from each Underlying Private Fund’s manager regarding its investment performance on a regular basis, in most cases there is little or no means of independently verifying this information and certain Underlying Private Funds’ managers may not provide this information on a timely basis. In addition, the Fund may be required to recognize items of taxable income and gain and to make distributions to shareholders prior to the time that any corresponding cash distributions are made to or by the Fund and certain Underlying Private Funds (including in circumstances where investments by the Underlying Private Funds, such as investments in debt instrument with “original issue discount,” generate income prior to a corresponding receipt of cash). In such cases, the Fund may have difficulty meeting the Annual Distribution Requirement necessary to qualify for and maintain RIC tax treatment under Subchapter M of the Code. The Fund may have to sell some of its investments at times and/or at prices it would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities for this purpose. If the Fund is not able to obtain cash from other sources, it may not qualify for or maintain RIC tax treatment and thus may become subject to Fund-level income tax.

The Fund may invest in a Subsidiary classified as a partnership which may make special allocations of income, gain, loss, and deductions among its partners (such as the Fund) that do not correspond to the partners’ proportionate ownership interests. These special allocations are intended to reflect the economic arrangement among the partners (such as the Fund) with respect to specific tracked assets. However, there can be no assurance that such allocations will be respected for U.S. federal income tax purposes or will achieve their intended economic effect.

Certain of the Fund’s investments may produce income that may not constitute qualifying income for purposes of the 90% Income Test. For example, any equity investments the Fund makes in entities treated as partnerships for U.S. federal income tax purposes that are engaged in active businesses will not produce qualifying income for purposes of the 90% Income Test. In addition, the Fund may invest in certain commodity-related derivatives to hedge positions in commodity-related issuers or industries. The IRS has ruled that income from certain commodity-related derivatives would not be qualifying income for the 90% Income Test with respect to a taxpayer whose commodity-related derivatives were not entered into in connection with a business of investing in stock and securities. In such circumstances, the Fund may hold such investments through a Subsidiary or other holding vehicle treated as a corporation for U.S. federal income tax purposes. In order to meet the 90% Income Test, the Fund may also structure its investments in a way that could increase the taxes imposed thereon or in respect thereof. For example, the Fund may hold such investments through one or more Subsidiary that is treated as a corporation for U.S. federal income tax purposes. In such a case, any income from such investments should not adversely affect the Fund’s ability to meet the 90% Income Test, although such income may be subject to U.S. or non-U.S. tax depending on the circumstances, which the Fund would indirectly bear through its ownership of such Subsidiary, which may be material and will ultimately reduce the return to Fund shareholders. Doing so may affect the 90% Income Test and the Diversification Tests, which could ultimately require modifications to the structure of the Fund’s investments. The Fund’s need to hold such investments through such Subsidiary in order to satisfy the 90% Income Test may, however, jeopardize its ability to satisfy the Diversification Tests, which may make it difficult for the Fund to qualify as a RIC for U.S. federal income tax purposes. No complete assurance can be provided that the Fund will be able to satisfy requirements of the 90% Income Test and the Diversification Tests.

Furthermore, for purposes of calculating the value of the Fund’s investment in the securities of an issuer for purposes of determining the 25% requirement of the Diversification Tests, the Fund’s proper proportion of any investment in the securities of that issuer that are held by a member of the Fund’s “controlled group” must be aggregated with the Fund’s investment in that issuer. A controlled group is one or more chains of corporations connected through stock ownership with the Fund if (a) at least 20% of the total combined voting power of all classes of voting stock of each of the corporations is owned directly by one or more of the other corporations, and (b) the Fund directly owns at least 20% or more of the combined voting stock of at least one of the other corporations.

In addition, certain of the Fund’s investments are expected to be subject to special U.S. federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower-taxed long-term capital gains, qualified dividend income, or qualified REIT dividends into higher taxed short-term capital gains or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss, the deductibility of which is more limited, (4) adversely affect when a purchase or sale of stock or securities is deemed to occur, (5) adversely alter the intended characterization of certain complex financial transactions, and (6) cause the Fund to recognize income or gain without a corresponding receipt of cash (referred to as “phantom income”). For example, with respect to phantom income, if the Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (“OID”) (such as debt instruments with “payment-in-kind” (“PIK”) interest or, in certain cases, increasing interest rates or issued with equity or warrants) or debt obligations that are acquired with market discount in respect of which an election has been made to accrue such market discount on a current basis, the Fund must include in income each year a portion of the OID or market discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by the Fund in the same taxable year. The Fund may also have to include in income other amounts that it has not yet received in cash, such as PIK interest and deferred loan origination fees that are paid after origination of the loan or are paid in non-cash compensation such as equity or warrants. Because any OID or other amounts accrued will be included in the Fund’s investment company taxable income for the year of accrual, the Fund may be required to make a distribution to its shareholders in order to satisfy the Annual Distribution Requirement, even though it will not have received any corresponding cash amount. In addition, the Fund may be required to recognize phantom income in connection with equity investments, including, for example, in the form of deemed dividends on equity securities pursuant to Section 305 of the Code, without receiving a corresponding cash distribution. The Fund may also be required to include in its taxable income other amounts that it has not yet received in cash but that have been allocated to it by Underlying Private Funds, including amounts arising in connection with investments in PFICs and CFCs as described below. In addition, the Fund may purchase interests in entities classified as partnerships for U.S. federal income tax purposes and in some cases, certain beneficial tax treatment, such as those available under a Section 754 election under the Code, may not be available to the Fund which may result in the recognition of income or gains for U.S. federal income tax purposes in different amounts and over different time periods than would otherwise apply. Moreover, there may be uncertainty as to the appropriate treatment of certain of the Fund’s investments for U.S. federal income tax purposes. In particular, the U.S. federal income tax treatment of investments in debt securities that are rated below investment grade is uncertain in various respects.

As a result of the application of the rules described above, the Fund could be subject to U.S. federal income tax or the 4% nondeductible excise tax and, under certain circumstances, the Fund’s ability to qualify or maintain its qualification as a RIC could be negatively affected. The Fund will monitor its investments and may make certain tax elections in order to mitigate the effect of these provisions. Accordingly, no complete assurance can be provided that the Fund will be able to satisfy the 90% Income Test and the Diversification Tests, avoid the U.S. federal income tax or meet the Excise Tax Avoidance Requirement.

The Fund accrues estimated tax liabilities when calculating its net asset value. These estimates may not reflect the Fund’s actual final tax liabilities, which may cause the net asset value to be overstated or understated. There will be no retrospective restatement of the Fund’s net asset value. Shareholders may therefore be advantaged or disadvantaged depending on when they redeemed their shares.

Although the Fund does not presently expect to do so, it is authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, the Fund is not permitted to make distributions to its shareholders while its debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. Moreover, the Fund’s ability to dispose of assets to meet its distribution requirements may be limited by (1) the illiquid nature of its portfolio and/or (2) other requirements relating to its status as a RIC, including the Diversification Tests. If the Fund disposes of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, the Fund may make such dispositions at times that, from an investment standpoint, are not advantageous.

For the purpose of determining whether the Fund satisfies the gross income test, the character of the Fund’s distributive share of items of income, gain and loss derived through any Underlying Private Funds or other holding vehicles that are properly treated as partnerships for U.S. federal income tax purposes (other than certain publicly traded partnerships) generally will be determined as if the Fund realized its distributive share of such tax items in the same manner as realized by those underlying funds.

Some of the income that the Fund might otherwise earn (directly or indirectly through an underlying fund classified as a partnership for U.S. federal income tax purposes), such as rental income with respect to real property or certain fees may not be qualifying income for purposes of the 90% Income Test.

To manage the risk that such income might disqualify us as a RIC for failure to satisfy the 90% Income Test, one or more subsidiary entities treated as U.S. corporations for U.S. federal income tax purposes may be employed to earn such income. Such subsidiary entities will be required to pay U.S. federal income tax on their earnings, which ultimately will reduce the yield to the Fund’s shareholders on such fees and income. A non-U.S. Subsidiary will be treated as a controlled foreign corporation (“CFC”), and that the Fund will be required to include certain income of such Subsidiary in its taxable income each taxable year regardless of whether or not such Subsidiary distributes such income, as described further below. The Fund anticipates that its income inclusion from a Subsidiary will be treated as qualifying income for purposes of the 90% Income Test. This tax treatment may be adversely affected by additional changes in legislation, regulations, or other legally binding authority. If, as a result of any such adverse action, the income of the Fund from a Subsidiary was treated as non-qualifying income, the Fund might fail to qualify as a RIC, in which case, it would be subject to U.S. federal income tax at the Fund level. Should the IRS issue guidance (which could apply to the Fund retroactively) or Congress enact legislation that adversely affects the tax treatment of the Fund’s investment in a Subsidiary, it could, among other consequences, limit the Fund’s ability to pursue its investment strategy and adversely affect the returns to the Fund’s shareholders. In addition, to maintain its qualification as a RIC, the Fund intends to limit its investment in any Subsidiary so that investment in such Subsidiary does not constitute more than 25% of the Fund’s total assets as of the end of any quarter of the taxable year.

The Fund is limited in its ability to deduct expenses in excess of its investment company taxable income. If the Fund’s deductible expenses in a given year exceed its investment company taxable income, the Fund will have a net operating loss for that year. A RIC is not able to offset its investment company taxable income with net operating losses on either a carryforward or carryback basis, and net operating losses generally will not pass through to the Fund’s shareholders. Furthermore, expenses may be used only to offset investment company taxable income, and may not be used to offset net capital gain. A RIC may not use any net long-term capital losses (i.e., long-term capital losses in excess of short-term capital gains) to offset its investment company taxable income, but may carry forward those losses, and use them to offset future capital gains, indefinitely. Different rules may apply to any subsidiaries, if any, that the Fund invests in.

The Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations.

Any such loss carryforwards will retain their character as short-term or long-term. In the event that the Fund were to experience an ownership change as defined under the Code, the capital loss carryforwards and other favorable tax attributes of the Fund, if any, and of any subsidiary entities, if any, may be subject to limitation.

Income received by the Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries, thereby reducing the income available for distribution to shareholders. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. The Fund generally intends to conduct its investment activities to minimize the impact of foreign taxation, but there is no guarantee that the Fund will be successful in this regard.

The Fund’s investment in non-U.S. securities may be subject to non-U.S. income, withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a U.S. foreign tax credit or deduction with respect to non-U.S. taxes paid by the Fund.

Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time the Fund accrues interest income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that the Fund must distribute in order to qualify for treatment as a RIC and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other investment company taxable income during a taxable year, the Fund would not be able to make ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder’s basis in its shares of the Fund. The Fund may invest in shares of foreign corporations, which may be treated as passive foreign investment companies (“PFICs”) under the Code. In general, a foreign corporation is treated as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. If the Fund receives a so-called “excess distribution” with respect to PFIC stock, the Fund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the Fund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the Fund held the PFIC shares. The Fund itself will be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior Fund tax years and an interest factor will be added to the tax, as if the tax had been payable in such prior tax years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been characterized as capital gain. The Fund may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, the Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions are received from the PFIC in a given tax year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply.

Alternatively, the Fund may elect to mark-to-market its PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior tax years.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC shares, as well as subject the Fund itself to tax on certain income from PFIC shares, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC shares.

Some of the foreign corporations in which the Fund invests may be PFICs, which are generally subject to the tax consequences described above. Investment in certain equity interests of foreign corporations that are subject to treatment as PFICs for U.S. federal income tax purposes may cause the Fund to recognize income in a tax year in excess of the Fund’s distributions from PFICs and the Fund’s proceeds from sales or other dispositions of equity interests in PFICs during that tax year. As a result, the Fund generally would be required to distribute such income to satisfy the distribution requirements applicable to RICs. Furthermore, applicable Treasury Regulations generally treat the Fund’s income inclusion with respect to a PFIC with respect to which the Fund has made a qualified electing fund, or “QEF”, election, as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC if (A) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

If the Fund holds 10% or more of the interests treated as equity for U.S. federal income tax purposes in a foreign corporation that is treated as a CFC (including equity tranche investments and certain debt tranche investments in a collateralized loan obligation treated as CFC), the Fund may be treated as receiving a deemed distribution (taxable as ordinary income) each tax year from such foreign corporation in an amount equal to the Fund’s pro rata share of the corporation’s income for the tax year (including both ordinary earnings and capital gains), whether or not the corporation makes an actual distribution during such year. In general, a foreign corporation will be classified as a CFC if more than 50% of the shares of the corporation, measured by reference to combined voting power or value, is owned (directly, indirectly or by attribution) by U.S. shareholders. A “U.S. shareholder,” for this purpose, is any U.S. person that possesses (actually or constructively) 10% or more of the combined value or voting power of all classes of shares of a corporation. If the Fund is treated as receiving a deemed distribution from a CFC, the Fund will be required to include such distribution in the Fund’s investment company taxable income regardless of whether the Fund receives any actual distributions from such CFC, and the Fund must distribute such income to satisfy the distribution requirements applicable to RICs. Additionally, applicable Treasury Regulations generally treat the Fund’s income inclusion with respect to a CFC as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC either if (A) there is a current distribution out of the earnings and profits of the CFC that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The Fund might invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury Regulations that have not yet been issued (but may apply with retroactive effect) a portion of the Fund’s income from a real estate investment trust (“REIT”) that is attributable to the REIT’s residual interest in a REMIC or a TMP (referred to in the Code as an “excess inclusion”) will be subject to Federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC, such as the Fund, will generally be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP residual interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions) and (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income. In addition, because the Code provides that excess inclusion income is ineligible for treaty benefits, a RIC must withhold tax on excess inclusions attributable to its foreign shareholders at a 30% rate of withholding, regardless of any treaty benefits for which a shareholder is otherwise eligible.

Any investment in residual interests of a REMIC can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders. Under current law, the Fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder will recognize UBTI by virtue of its investment in the Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Section 514(b) of the Code. Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in REMIC residual interests or TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

Failure to Qualify as a Regulated Investment Company

If the Fund were unable to qualify for treatment as a RIC and certain cure provisions were inapplicable, the Fund would be subject to tax on all of its taxable income at the regular corporate rate, regardless of whether the Fund makes any distributions to its shareholders. The Annual Distribution Requirement would not be applicable, and distributions would be taxable to the Fund’s shareholders as ordinary dividend income that, in the case of individual and other non-corporate shareholders and subject to certain limitations, may be eligible for preferential rates applicable to “qualified dividend income” to the extent of the Fund’s current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate shareholders would be eligible for the dividends-received deduction. Distributions in excess of the Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.

The remainder of this discussion assumes that the Fund qualifies as a RIC and has satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by the Fund generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of the Fund’s “investment company taxable income” (which is, generally, the Fund’s net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of the Fund’s current or accumulated earnings and profits, whether paid in cash or reinvested in additional Shares. Distributions paid by the Fund to U.S. shareholders taxed at individual rates that are attributable to dividends from U.S. corporations and certain qualified foreign corporations may be eligible to be treated as “qualified dividend income,” which is currently subject to a maximum tax rate of either 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts. In this regard, it is anticipated that distributions paid by the Fund will generally not be attributable to dividends and, therefore, generally will not qualify for the preferential maximum rate applicable to qualified dividend income. Distributions of the Fund’s net capital gains (which are generally the Fund’s realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains that are currently generally taxable at a maximum rate of 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) in the case of U.S. shareholders taxed at individual rates, regardless of the U.S. shareholder’s holding period for his, her or its Shares and regardless of whether paid in cash or reinvested in additional Shares. Distributions in excess of the Fund’s earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s Shares and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

The Fund expects to be treated as a “publicly offered regulated investment company” within the meaning of Section 67 of the Code as a result of the Shares being held by at least 500 persons at all times during a taxable year, being treated as regularly traded on an established securities market, or being continuously offered pursuant to a public offering. As a “publicly offered regulated investment company,” in addition to the Fund’s DRIP to qualify for the Annual Distribution Requirement, the dividend must be payable at the election of each shareholder in cash or Shares (or a combination of the two), but may have a “cash cap” that limits the total amount of cash paid to not less than 20% of the entire distribution. If shareholders in the aggregate elect to receive an amount of cash greater than the Fund’s cash cap, then each shareholder who elected to receive cash will receive a pro rata share of the cash and the rest of their distribution in Shares of the Fund. The value of the portion of the distribution made in Shares will be equal to the amount of cash for which the Shares are substituted, and the Fund’s U.S. shareholders will be subject to tax on such amount as though they had received cash.

The Fund may retain some or all of its realized net long-term capital gains in excess of realized net short-term capital losses, but designate the retained net capital gain as a “deemed distribution.” In that case, among other consequences, the Fund will pay tax on the retained amount, each U.S. shareholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. To the extent the Fund pays tax on any retained capital gains at its regular corporate tax rate when that rate is in excess of the maximum rate payable by individuals on long-term capital gains, the amount of tax that individual U.S. shareholders will be treated as having paid will exceed the tax they owe on the capital gain distribution and such excess generally may be refunded or claimed as a credit against the U.S. shareholder’s other U.S. federal income tax obligations. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s cost basis for his, her or its Shares. In order to utilize the deemed distribution approach, the Fund must provide written notice to its shareholders prior to the expiration of 60 days after the close of the relevant taxable year. The Fund cannot treat any of its investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, the Fund may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Fund makes such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the Fund’s U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases Shares before the record date of a distribution, the price of the Shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it may represent a return of his, her or its investment.

From time to time, the Fund may offer to repurchase its outstanding Shares. Shareholders who tender all Shares held, or considered to be held, by them will be treated as having sold their Shares and generally will realize a capital gain or loss. The amount of gain or loss will be measured by the difference between such U.S. shareholder’s adjusted tax basis in the Shares sold and the amount of the proceeds received in exchange. Any gain arising from such sale or disposition generally will be treated as long-term capital gain or loss if the U.S. shareholder has held his, her or its Shares for more than one year. Otherwise, it will be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of Shares held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such Shares. In addition, all or a portion of any loss recognized upon a disposition of Shares may be disallowed if other Shares are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. If a shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically redeeming Shares of the Fund.

In general, U.S. shareholders taxed at individual rates currently are subject to a maximum U.S. federal income tax rate of either 15% or 20% (depending on whether the shareholder’s income exceeds certain threshold amounts) on their net capital gain (i.e., the excess of realized net long-term capital gains over realized net short-term capital losses), including any long-term capital gain derived from an investment in the Shares. Such rate is lower than the maximum rate on ordinary income currently payable by such U.S. shareholders.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Corporate U.S. shareholders currently are subject to U.S. federal income tax on net capital gain at the 21% rate also applied to ordinary income. Non-corporate U.S. shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year. Any net capital losses of a non-corporate U.S. shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate U.S. shareholders generally may not deduct any net capital losses for a year, but may carry back such losses for three years or carry forward such losses for five years.

The Fund will send to each of its U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the preferential maximum tax rate on qualified dividend income). Dividends paid by the Fund generally will not be eligible for the dividends-received deduction or the preferential tax rate applicable to qualified dividend income because its income generally will not consist of dividends. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation.

Distributions will be treated in the manner described above regardless of whether such distributions are paid in cash or invested in additional Shares pursuant to the distribution reinvestment plan (if applicable). If the Shares are trading below net asset value, shareholders receiving distributions in the form of additional Shares will be treated as receiving a distribution in the amount of cash that they would have received if they had elected to receive the distribution in cash. If the Fund issues additional Shares with a fair market value equal to or greater than net asset value, however, shareholders will be treated as receiving a distribution in the amount of the fair market value of the distributed Shares.

The IRS currently requires that a RIC that has two or more classes of stock allocate to each class proportionate amounts of each type of its income (such as ordinary income, capital gains and dividends qualifying for the dividends-received deduction) based upon the percentage of total dividends paid to each class for the tax year. Accordingly, if the Fund issues preferred shares, the Fund will allocate capital gain dividends and dividends qualifying for the dividends-received deduction, if any, between its Shares and shares of preferred stock in proportion to the total dividends paid to each class with respect to such tax year.

Taxation of Non-U.S. Shareholders

Whether an investment in the Fund’s Shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the Fund’s Shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisers before investing in Shares.

Distributions of the Fund’s “investment company taxable income” to non-U.S. shareholders (including interest income and realized net short-term capital gains in excess of realized long-term capital losses, which generally would be free of withholding if paid to non-U.S. shareholders directly) will generally be subject to U.S. federal withholding tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of the Fund’s current and accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. shareholder, the Fund will not be required to withhold U.S. federal tax if the non-U.S. shareholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. shareholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.

Certain properly reported dividends are generally exempt from withholding of U.S. federal income tax where they are paid in respect of the RIC’s (i) “qualified net interest income” (generally, U.S.-source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which the RIC or the non-U.S. shareholder are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) “qualified short-term capital gains” (generally, the excess of net short-term capital gain over long-term capital loss for such taxable year), and certain other requirements are satisfied. No assurance can be given as to whether any of the Fund’s distributions will be eligible for this exemption from withholding of U.S. federal income tax or, if eligible, will be reported as such by the Fund. In particular, the Fund does not intend to report distributions attributable to qualified net interest income. Furthermore, the exemption does not apply to distributions paid in respect of a RIC’s non-U.S. source interest income or dividend income. In the case of common stock held through an intermediary, the intermediary may withhold U.S. federal income tax even if the RIC reports the payment as qualified net interest income or qualified short-term capital gain. Thus, an investment in the shares of the Fund by a non-U.S. shareholder may have adverse tax consequences as compared to a direct investment in the assets in which the Fund invests.

Actual or deemed distributions of the Fund’s net capital gains to a non-U.S. shareholder, and gains realized by a non-U.S. shareholder upon the sale of Shares, will not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. shareholder.

Under the Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”), a non-U.S. shareholder is subject to withholding tax in respect of a disposition of a U.S. real property interest and any gain from such disposition is subject to U.S. federal income tax as if such person were a U.S. person. Such gain is sometimes referred to as “FIRPTA gain.” If a Fund is a “U.S. real property holding corporation” and is not domestically controlled, any gain realized on the sale or exchange of Fund shares by a foreign shareholder that owns at any time during the five-year period ending on the date of disposition more than 5% of a class of Fund shares (or any foreign shareholder if shares in the Fund are not considered regularly traded on an established securities market) would be FIRPTA gain. The Fund will be a “U.S. real property holding corporation” if, in general, 50% or more of the fair market value of its assets consists of U.S. real property interests, including stock of certain U.S. REITs.

The Code provides a look-through rule for distributions of FIRPTA gain by the Fund if all of the following requirements are met: (i) the Fund is classified as a “qualified investment entity” (which includes a RIC if, in general, more than 50% of the RIC’s assets consist of interest in REITs and U.S. real property holding corporations); and (ii) you are a non-U.S. shareholder that owns more than 5% of the Fund’s shares at any time during the one-year period ending on the date of the distribution. If these conditions are met, Fund distributions to you to the extent derived from gain from the disposition of a U.S. real property interest, may also be treated as FIRPTA gain and therefore subject to U.S. federal income tax, and requiring that you file a nonresident U.S. income tax return. Also, such gain may be subject to a 30% branch profits tax in the hands of a non-U.S. shareholder that is a corporation. Even if a non-U.S. shareholder does not own more than 5% of the Fund’s shares, Fund distributions that are attributable to gain from the sale or disposition of a U.S. real property interest will be taxable as ordinary dividends subject to withholding at a 30% or lower treaty rate.

The tax consequences to non-U.S. shareholders entitled to claim the benefits of an applicable tax treaty or that are individuals present in the United States for 183 days or more during a taxable year may be different from those described herein. Non-U.S. shareholders are urged to consult their tax advisers with respect to the procedure for claiming the benefit of a lower treaty rate and the applicability of foreign taxes.

If the Fund distributes its net capital gains in the form of deemed rather than actual distributions, a non-U.S. shareholder will be entitled to a U.S. federal income tax credit or tax refund equal to the shareholder’s allocable share of the tax the Fund pays on the capital gains deemed to have been distributed. In order to obtain the refund, the non-U.S. shareholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return. For a corporate non-U.S. shareholder, distributions (both actual and deemed), and gains realized upon the sale of Shares that are effectively connected to a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in Shares may not be appropriate for a non-U.S. shareholder.

A non-U.S. shareholder who is a non-resident alien individual, and who is otherwise subject to withholding of U.S. federal tax, may be subject to information reporting and backup withholding of U.S. federal income tax on dividends unless the non-U.S. shareholder provides the Fund or the dividend paying agent with an appropriate IRS Form W-8 (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. shareholder or otherwise establishes an exemption from backup withholding.

The Fund (or an applicable intermediary) is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

An investment in the shares of the Fund by an individual non-U.S. shareholder may also be subject to U.S. federal estate tax. Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in Shares.

Taxation of Income from Sale, Disposition or Repurchases

In general, the sale or other disposition of Shares (except pursuant to a repurchase by the Fund, as described below) will result in capital gain or loss to shareholders. A holder’s gain or loss generally will be a long-term capital gain or loss if the Shares have been held for more than one year. Present law taxes both long-and short-term capital gains of corporations at the rates applicable to ordinary income. For non-corporate taxpayers, however, long-term capital gains are currently eligible for reduced rates of taxation. Losses realized by a holder on the sale or exchange of Shares held for six months or less are treated as long-term capital losses to the extent of any distribution of long-term capital gain received (or amounts designated as undistributed capital gains, as discussed herein) with respect to such Shares. In addition, no loss will be allowed on the sale or other disposition of Shares if the owner acquires (including pursuant to the Plan) or enters into a contract or option to acquire securities that are substantially identical to such Shares within 30 days before or after the disposition. In such case, the basis of the securities acquired will be adjusted to reflect the disallowed loss.

From time to time, the Fund may offer to repurchase its outstanding Shares. Shareholders who tender all Shares held, or considered to be held, by them will be treated as having sold their Shares and generally will realize a capital gain or loss. If a shareholder tenders fewer than all of its Shares or fewer than all Shares tendered are repurchased, such shareholder may be treated as having received a taxable dividend upon the tender of its Shares. In such a case, there is a risk that non-tendering shareholders, and shareholders who tender some but not all of their Shares or fewer than all of whose Shares are repurchased, in each case whose percentage interests in the Fund increase as a result of such tender, will be treated as having received a taxable distribution from the Fund. The extent of such risk will vary depending upon the particular circumstances of the tender offer, and in particular whether such offer is a single and isolated event or is part of a plan for periodically repurchasing Shares of the Fund.

The Fund may be required to withhold from all distributions and repurchase proceeds payable to U.S. shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders specified in the Code generally are exempt from such backup withholding. This backup withholding is not an additional tax. Any amounts withheld may be refunded or credited against the shareholder’s U.S. federal income tax liability, provided the required information is timely furnished to the IRS.

If a shareholder (other than a partnership) is not a U.S. shareholder (other than such a shareholder whose ownership of Shares is effectively connected with a U.S. trade or business), certain dividends received by such shareholder from the Fund may be subject to U.S. federal withholding tax. To the extent that Fund distributions consist of ordinary dividends that are subject to withholding, the applicable withholding agent will generally be required to withhold U.S. federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty). However, dividends paid by the Fund that are “interest-related dividends” or “short-term capital gain dividends” will generally be exempt from such withholding, in each case to the extent the Fund properly reports such dividends to shareholders. For these purposes, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. federal withholding tax at the source if they had been received directly by a non-U.S. shareholder, and that satisfy certain other requirements. It is expected that the Fund will generally report short-term gains, to the extent permitted, but the Fund does not intend to report any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors. Net capital gain dividends (that is, distributions of the excess of net long-term capital gain over net short-term capital loss) distributed by the Fund to a non-U.S. shareholder will not be subject to U.S. federal withholding tax.

The Fund may be required to withhold from distributions to a non-U.S. shareholder that are otherwise exempt from U.S. federal withholding tax (or taxable at a reduced treaty rate) unless the non-U.S. shareholder certifies his or her foreign status under penalties of perjury or otherwise establishes an exemption.

Backup Withholding and Information Reporting

The Fund may be required to withhold U.S. federal income tax (“backup withholding”) currently at a rate of 24% from all distributions to any U.S. shareholder (other than a C corporation, a financial institution, or a shareholder that otherwise qualifies for an exemption):

•	who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding; or

•	with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect.

An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability or may be refunded, provided that proper information is provided to the IRS. The Fund may be required to withhold a portion of any capital gain distributions to any U.S. shareholders who fail to certify their non-foreign status.

THE FOREGOING DISCUSSION OF U.S. FEDERAL INCOME TAX CONSEQUENCES AND CERTAIN OTHER TAX CONSIDERATIONS SHOULD NOT BE CONSTRUED AS LEGAL OR TAX ADVICE AND IS FOR GENERAL INFORMATION ONLY. EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISORS FOR FURTHER INFORMATION ABOUT THE TAX CONSEQUENCES OF PURCHASING, HOLDING AND DISPOSING OF A SHARE. IN PARTICULAR, ANY ORGANIZATION (INCLUDING A PENSION FUND) EXEMPT FROM TAXATION, AND ANY OTHER PROSPECTIVE INVESTOR THAT IS SUBJECT TO SPECIAL TAX RULES (INCLUDING AN INVESTOR TREATED AS A PARTNERSHIP FOR U.S. FEDERAL INCOME TAX PURPOSES OR A NON-U.S. SHAREHOLDER), SHOULD CONSULT ITS OWN TAX ADVISORS AS TO THE TAX CONSEQUENCES OF PURCHASING, HOLDING AND DISPOSING OF A SHARE.

LEGAL MATTERS

Certain legal matters in connection with the Shares will be passed upon for the Fund by Dechert LLP, New York, New York.

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G-X Private Markets

Shares

PROSPECTUS

[ ], 2026

All dealers that buy, sell or trade the Fund’s Shares, whether or not participating in this offering, are required to deliver a prospectus in accordance with the terms of the dealers’ agreements with the Fund’s Distributor through the expiration date of the offering.

[CODE]

The information in this preliminary Statement of Additional Information is not complete and may be changed. The Fund may not sell these securities until the Registration Statement filed with the Securities and Exchange Commission is effective. This preliminary Statement of Additional Information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION

Preliminary Statement of Additional Information Dated August 28, 2026

STATEMENT OF ADDITIONAL INFORMATION

DATED [ ], 2026

G-X Private Markets

Class I Shares, Class S Shares, Class D Shares and Class E Shares of Beneficial Interest

200 West Street

New York, New York 10282

This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the prospectus for the shares of the G-X Private Markets (the “Fund”), dated [ ], 2026, as it may be further amended and/or supplemented from time to time (the “Prospectus”). The Prospectus may be obtained without charge from Goldman Sachs & Co. LLC (“GS&Co.”) by calling (312)-655-4419 (for Class I, Class S, Class D and Class E Shares Shareholders) or writing to Goldman Sachs Funds, 71 South Wacker Drive, Suite 1200, Chicago, IL 60606.

The Fund’s Annual Report (when available) may be obtained upon request and without charge by calling GS&Co. toll-free at (312)-655-4419 (for Class I, Class S, Class D and Class E Shares Shareholders).

GSAM® is a registered service mark of GS&Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.	GOLDMAN SACHS & CO. LLC
Investment Adviser	Distributor
200 West Street	200 West Street
New York, New York 10282	New York, New York 10282

Toll-free (in U.S.) (312)-655-4419 (for Class I, Class S, Class D and Class E Shares Shareholders).

INTRODUCTION

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), that operates as a tender offer fund. The Fund is organized as a Delaware statutory trust and was established by the Certificate of Trust dated February 17, 2026. The Fund is offering common shares of beneficial interest (the “Shares”).

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of GS&Co., serves as the investment adviser to the Fund. GSAM is referred to herein as the “Investment Adviser” or “GSAM.” The Fund’s investment strategies are managed by the Investment Adviser through the Goldman Sachs External Investing Group (the “External Investing Group” or “XIG”). GS&Co. serves as the Fund’s distributor (the “Distributor”), the Fund’s transfer agent (the “Transfer Agent”) and the Fund’s dividend disbursing agent. State Street Bank and Trust Company (“State Street”) serves as the Fund’s custodian and administrator.

The following information relates to and supplements the description of the Fund’s investment objective and policies contained in the Prospectus. See the Prospectus for a more complete description of the Fund’s investment objective and policies. Investing in the Fund entails certain risks, and there is no assurance that the Fund will achieve its investment objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

INVESTMENT OBJECTIVE AND POLICIES

The Fund’s investment objective is to provide broad-based exposure to private investments and seek to generate long-term capital appreciation. There can be no assurance that the Fund will achieve its investment objective or that the Fund’s investment program will be successful. The Fund’s investment objective is not fundamental and may be changed without shareholder approval, provided that the Fund provides such notice in advance of a Repurchase Offer (as defined in the Prospectus) and such Repurchase Offer is not oversubscribed.

The Fund pursues its investment objective by principally investing its Managed Assets (as defined in the Prospectus) in private market investments across Secondary Investments, Co-Investments, and GP Stake Investments, each as defined in the Prospectus. The Fund will generally invest in such strategies through partnerships, limited liability companies, corporations and other investment companies that are exempt from registration under the 1940 Act, pursuant to Section 3(c)(7) of the 1940 Act or other available exemptions, that primarily hold private market investments and other assets with limited liquidity (“Underlying Private Funds”). The Fund’s private market investments may also take the form of equity, convertible equity, other securities or other investment structures (including economic interests acquired through securitizations and derivatives). The Fund’s investment strategy is global, with a focus on North America and Europe. Notwithstanding such focus, Underlying Private Funds may be established in various jurisdictions around the world, including Delaware, the Cayman Islands, Bermuda, Jersey, United Kingdom and Luxembourg, among others. The Fund will invest a portion of its assets in Liquid Investments (as defined in the Prospectus) such as cash and cash equivalents, U.S. Treasuries, money market funds, repurchase agreements, time deposits, broadly syndicated loans, other types of debt securities, including collateralized loan obligations, loan participations, and affiliated and unaffiliated exchange-traded funds with exposure to debt securities. The Fund will use these investments to maintain liquidity for the Fund’s Repurchase Offers, to satisfy the capital call requests by Underlying Private Funds, and to manage cash before investing proceeds into Secondary Investments, Co-Investments, and GP Stake Investments.

The following information supplements the discussion of the Fund’s investment objective, policies, techniques and risks that are described in the Prospectus. The Fund may invest in the following instruments and use the following investment techniques, subject to any limitations set forth in the Prospectus. There is no guarantee the Fund will buy all of the types of securities or use any or all of the investment techniques described herein.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities are preferred stock or debt obligations that are convertible into common stock or other securities. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. Convertible securities in which the Fund invests are subject to the same rating criteria as its other investments in fixed income securities. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. Generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock or other security underlying a convertible security exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock or other security. As the market price of the underlying common stock or other security declines, the convertible security, like a fixed income security, tends to trade increasingly on a yield basis, and thus may not decline in price to the same extent as the underlying common stock or other security.

Custodial Receipts and Trust Certificates

The Fund may invest in custodial receipts and trust certificates representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. If for tax purposes the Fund is not considered to be the owner of the underlying securities held in the custodial or trust account, the Fund may suffer adverse tax consequences. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Investments in Intellectual Property Investments

The Fund may invest in interests in Underlying Private Funds that include intellectual property assets or dependent upon certain intellectual property. These assets may include media and entertainment companies or portfolios of copyrights, master records, patents and other intellectual property. Intellectual property rights are not perpetual rights; they expire or revert at the end of the relevant time period. Once they expire or revert, third parties may use the rights without payment of royalty and hence the income and value related to the relevant copyright will end. In addition, there is significant uncertainty regarding the future of companies in the media and entertainment sectors as a result of, among other factors, the unpredictability of consumer tastes and preferences as well as changes in technology and the manner in which content is accessed by consumers.

Repurchase Agreements

Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund may enter into repurchase agreements with eligible counterparties which furnish collateral at least equal in value or market price to the amount of their repurchase obligation. The collateral may consist of any type of security in which the Fund is eligible to invest directly. Repurchase agreements involving obligations other than U.S. Government Securities may be subject to special risks and may not have the benefit of certain protections in the event of the counterparty’s insolvency.

If the other party or “seller” defaults, the Fund might suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by the Fund are less than the repurchase price and the Fund’s costs associated with delay and enforcement of the repurchase agreement. In addition, in the event of bankruptcy of the seller, the Fund could suffer additional losses if a court determines that the Fund’s interest in the collateral is not enforceable.

The Fund, together with other registered investment companies having advisory agreements with the Investment Adviser or any of its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Reverse Repurchase Agreements

Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement by the Fund to repurchase the securities at a mutually agreed upon date and price (including interest). Reverse repurchase agreements may be entered into when the Investment Adviser expects that the return to be earned from the investment of the transaction proceeds will be greater than the related interest expense. Reverse repurchase agreements involve leveraging. If the securities held by the Fund decline in value while these transactions are outstanding, the net asset value of the Fund’s outstanding Shares will decline in value proportionately more than the decline in value of the securities. In addition, reverse repurchase agreements involve the risk that the investment return earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund will decline below the price the Fund is obligated to pay to repurchase the securities, and that the securities may not be returned to the Fund.

Under SEC requirements, the Fund needs to aggregate the amount of indebtedness associated with its reverse repurchase agreements and similar financing transactions with the aggregate amount of any other senior securities representing indebtedness (e.g., borrowings, if applicable) when calculating the Fund’s asset coverage ratio or treat all such transactions as derivatives transactions for purposes of Rule 18f-4 under the 1940 Act.

If the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision. Also, the Fund would bear the risk of loss to the extent that the proceeds of the reverse repurchase agreement are less than the value of the securities subject to such agreement.

With respect to any reverse repurchase agreement or similar transaction, the Fund’s Managed Assets shall include any proceeds from the sale of an asset of the Fund to a counterparty in such a transaction, in addition to the value of the underlying asset as of the relevant measuring date.

There can be no assurance that the Fund will achieve its investment objective or that its investment program will be successful.

The Fund’s net asset value per share will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in the Fund may be worth more or less when repurchased than when purchased. The Fund should not be relied upon as a complete investment program. Additional information about the Fund, its policies and the investment instruments it may hold is provided below and in the Prospectus.

The Fund is registered as an investment company under the 1940 Act. The Investment Adviser is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. The Fund may use derivatives that are subject to regulation by the CFTC. Because of this exposure to CFTC-regulated derivatives, the Investment Adviser could become subject to regulation as a “commodity pool operator” under the Commodity Exchange Act, as amended (the “CEA”), and the CFTC’s rules and regulations with respect to the operations of the Fund. However, the Investment Adviser has claimed an exclusion with respect to the Fund from the definition of the term “commodity pool operator” under the CEA and, therefore, is not currently subject to registration or regulation as a pool operator under the CEA with respect to the Fund. If the Fund were to be subject to registration or regulation as a commodity pool operator under the CEA, the Fund may incur compliance and other expenses or otherwise disadvantage the Fund.

The Fund is subject to certain investment restrictions as further described in the section entitled “Investment Restrictions” below.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Fund as fundamental policies that cannot be changed without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Fund not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the 1940 Act, a “majority” of the outstanding voting securities means the lesser of (i) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund.

For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the 1940 Act), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of assets of, or borrowings by, the Fund. In applying fundamental investment restriction number (1) below to derivative transactions or instruments, including, but not limited to, futures, swaps, forwards, options and structured notes, the Fund will look to the industry of the reference asset(s) and not to the counterparty or issuer.

Fundamental Investment Restrictions

As a matter of fundamental policy, the Fund may not:

(1)

Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (for the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries);

(2)	Borrow money or issue senior securities, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

(3)	Make loans, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

(4)	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;

(5)	Purchase, hold or deal in real estate, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction;

(6)

Invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity;

(7)	Purchase securities on margin, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction; or

(8)	Engage in short sales or write put or call options, except as permitted by the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.

For purposes of the Fund’s industry concentration policy, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.

In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to the borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board (as defined below), after consideration of all of the relevant circumstances.

Non-Fundamental Investment Policy

Under normal circumstances, the Fund intends to invest at least 80% of its Managed Assets in “private market investments”. For purposes of this policy, private market investments include Secondary Investments, Co-Investments, GP Stake Investments, investments in Underlying Private Funds, and private equity and private debt securities (or other investment structures that give exposure to such investments). Private equity securities include common stock, preferred stock, and other equity or equity-linked securities issued in non-public offerings. Private debt securities include loans, notes, bonds and other debt securities issued in non-public offerings. For purposes of determining the Fund’s compliance with the Fund’s 80% investment policy, the Fund will consider certain publicly offered investment vehicles (including exchange-traded funds (“ETFs”)) as “private market investments,” where the identity of those underlying portfolio securities can be reasonably determined or where the underlying investment vehicle has an 80% investment policy to invest in investments consistent with the investment focus that the Fund’s name suggests. Money market funds, cash, other cash equivalents and U.S. Treasury securities with remaining maturities of one year or less that are held by the Fund in support of unfunded commitments to Underlying Private Funds, Secondary Investments, Co-Investments, and GP Stake Investments that the Fund reasonably expects to be called in the future, are counted towards the Fund’s 80% policy with respect to investments in private market investments.

This 80% policy is not fundamental and may be changed by the Board upon 60 days’ prior written notice to shareholders, provided that the Fund provides such notice in advance of a Repurchase Offer and such Repurchase Offer is not oversubscribed.

The Fund must review its portfolio investments at least quarterly. If, subsequent to an investment, the Fund identifies that the requirements of its 80% policy are no longer met, the Fund will take action in a manner that will bring it into compliance with its 80% policy within 90 consecutive days.

TRUSTEES AND OFFICERS

The Fund’s Leadership Structure

The business and affairs of the Fund are managed under the direction of its Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Fund’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Fund’s service providers. The officers of the Fund conduct and supervise the Fund’s daily business operations. Trustees who are not deemed to be “interested persons” of the Fund as defined in the 1940 Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Fund are referred to as “Interested Trustees.” The Board is currently composed of four Independent Trustees and one Interested Trustee. The Board has selected an Independent Trustee to act as Chair, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chair’s duties, the Chair will consult with the other Independent Trustees and the Fund’s officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.

The Board elects the Fund’s officers, who serve at the discretion of the Board. The responsibilities of the Board include oversight of the valuation of the Fund’s assets, corporate governance activities, oversight of the Fund’s financing arrangements and oversight of the Fund’s investment activities.

The Board will meet as often as necessary to discharge its responsibilities. The Board will conduct regular meetings at least four times a year, and will hold special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees will meet at least annually to review, among other things, investment management agreements, distribution and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of GS&Co. and/or its affiliates by the Fund, and to consider such other matters as they deem appropriate.

The Board has established four standing committees – Audit, Governance and Nominating, Compliance, and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee will meet periodically to perform its delegated oversight functions and report its findings and recommendations to the Board. For more information on the Committees, see the section “STANDING BOARD COMMITTEES,” below.

The Trustees have determined that the Fund’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.

Trustees

Information regarding the members of the Board of the Fund as of [ ], 2026 is set forth below:

Independent Trustees

Name, Address and Year of Birth[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee[3]
Timothy J. Leach 1955	Chairman of the Board	Since May 2026

Mr. Leach is retired. He is Chairman, MN8 Energy Inc. (2021 – Present); Chairman, Habitat for Humanity of Sonoma County (2019 – Present); Director, Habitat for Humanity of Sonoma County (2017 – 2019); and Chairman GS Renewable Power LLC (2021 – Present). He was formerly Chief Investment Officer, US Bank Wealth Management (2008 – 2016) and Treasurer and Director, National Committee to Preserve Social Security & Medicare (2014 – 2019).

Chairman of the Board—G-X Private Markets

Chairman of the Board of Directors—Goldman Sachs BDC, Inc. and Goldman Sachs Private Credit Corp.

Independent Director—West Bay BDC LLC

Habitat for Humanity of Sonoma County; and GS Renewable Power LLC.

Jaime Ardila 1955	Trustee	Since May 2026	Mr. Ardila is retired. He is Director, Accenture plc (2013 – Present); Chairperson, Nexa Resources (2019 – Present); and Director, Grupo Energía Bogotá (GEB) (2024 – Present). Formerly, he was Director of Ecopetrol (2016 – 2019) and held senior management positions with General Motors Company (an automobile manufacturer) (1984 – 1996 and 1998 – 2016), most recently as Executive Vice President and President of General Motors’ South America region (2010 – 2016).	Accenture plc (a management consulting services company); Nexa Resources (a mining company); and Grupo Energía Bogotá (an electric utility company).

Name, Address and Year of Birth[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee[3]

Trustee—G-X Private Markets

Chair of the Board of Directors— Silver Capital Holdings LLC; Goldman Sachs Private Middle Market Credit II LLC; and Phillip Street BDC LLC.

Independent Director—Goldman Sachs BDC, Inc. and Goldman Sachs Private Credit Corp.

Carlos E. Evans 1951	Trustee	Since May 2026

Mr. Evans is retired. He is Chairman, Highwoods Properties, Inc. (2018 – Present); Director, National Coatings and Supplies Inc. (2015 – Present); Director, Warren Oil Company, LLC (2016 – Present); Director, American Welding & Gas Inc. (2015 – Present); and Director, Johnson Management (2015 – Present). He was formerly Director, Sykes Enterprises, Inc. (2016 – 2021).

Trustee—G-X Private Markets

Independent Director—Goldman Sachs BDC, Inc.; Goldman Sachs Private Credit Corp.; and West Bay BDC LLC

Highwoods Properties, Inc.; National Coatings and Supplies Inc.; Warren Oil Company, LLC; American Welding & Gas Inc.; and Johnson Management.

Richard A. Mark 1953	Trustee	Since May 2026

Mr. Mark is retired. He is Director, Viatris Inc. (2020 – Present); and Director, Home Centered Care Institute (2021 – Present). He was formerly Director, Almost Home Kids (2016 – 2021) and Director, Mylan N.V. (2019 – 2020).

Trustee—G-X Private Markets

Independent Director—Goldman Sachs BDC, Inc.; Silver Capital Holdings LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Private Credit Corp.; Phillip Street BDC LLC; and West Bay BDC LLC

Viatris Inc.; and Home Centered Care Institute.

Interested Trustee

Name, Address and Year of Birth[1]	Position(s) Held with the Fund	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee[3]
Katherine (“Kaysie”) P. Uniacke* 1961	Trustee	Since February 2026

Ms. Uniacke is Chair of the Board – Goldman Sachs Asset Management International (2013 – Present); and Advisory Director – Goldman Sachs (2013 – Present). She was formerly Director – Goldman Sachs Dublin and Luxembourg family of funds (2013 – 2023).

Trustee—G-X Private Markets

Director—Goldman Sachs BDC, Inc.; Silver Capital Holdings LLC; Goldman Sachs Private Middle Market Credit II LLC; Phillip Street BDC LLC; Goldman Sachs Private Credit Corp.; and West Bay BDC LLC.

Goldman Sachs Asset Management International.

*

Ms. Uniacke is considered to be an “Interested Trustee” of the Fund because she holds positions with GS&Co. and owns securities issued by The Goldman Sachs Group, Inc. Ms. Uniacke holds comparable positions with certain other companies of which GS&Co., GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Curtis Tate.
[2]

Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Fund’s Declaration of Trust; or (c) the termination of the Fund. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 75th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder approval.

[3]

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and the Fund’s independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of the Fund and its shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of [ ], 2026 that led the Board to conclude that such individual should serve as a Trustee.

Timothy J. Leach. Mr. Leach is retired. Mr. Leach has served as a Trustee and Chairman of the Board since May 2026. He also serves as a member and Chairman of the Board of Directors of Goldman Sachs Private Credit Corp. since May 2022, serves as a member of the Board of West Bay BDC LLC since December 31, 2025, and serves as a member and Chairman of the Board of Directors of Goldman Sachs BDC, Inc. since October 2020 and January 2023, respectively. Mr. Leach has served as Chair of the Board of Directors of MN8 Energy Inc. (f/k/a Goldman Sachs Renewable Power LLC), a renewable energy producer, since 2021. From 2008 until his retirement in July 2016, Mr. Leach served as chief investment officer of US Bank Wealth Management. Prior to joining US Bank, Mr. Leach held senior management positions with U.S. Trust Company and various investment advisers and asset managers, including Wells Fargo Private Investment Advisors, Wells Fargo Alternative Asset Management, ABN Amro Global Asset Management, ABN Amro Asset Management (USA) and Qualivest Capital Management. Based on the foregoing, Mr. Leach is experienced with financial and investment matters, which we believe makes him well qualified to serve on the Board.

Jaime Ardila. Mr. Ardila is retired. Mr. Ardila has served as a Trustee since May 2026. He also serves as a member of the Board of Directors of Goldman Sachs BDC, Inc. and Goldman Sachs Private Credit Corp., and serves as Chairperson of the Board of Directors of Silver Capital Holdings LLC, Goldman Sachs Private Middle Market Credit II LLC, and Phillip Street BDC LLC. Mr. Ardila is a member of the Board of Directors of Accenture plc, a management consulting services company, where he serves as chair of the Finance Committee, a member of the Audit Committee, and a member of the Governance and Nominations Committee. He also serves as the chairperson of the Board of Directors of Nexa Resources S.A., a mining company, and a member of the Board of Directors of Grupo Energía Bogotá, an electric utility company. Previously, he was a member of the Board of Directors of Ola Electric Mobility, an electric vehicle manufacturer, from 2019 to 2023, and was also a member of the Board of Directors of Ecopetrol, an integrated oil company, where he served as chair of the Audit Committee and a member of the Business Committee and the Corporate Governance and Sustainability Committee, from 2016 to 2019. Mr. Ardila also worked for 29 years at General Motors Company, an automobile manufacturer, where he held several senior management positions, most recently as executive vice president of the company and president of General Motors’ South America region. Mr. Ardila joined General Motors in 1984. From 1996 to 1998, Mr. Ardila served as the managing director, Colombian Operations, of N M Rothschild & Sons Ltd, before rejoining General Motors in 1998. Based on the foregoing, Mr. Ardila is experienced with financial and investment matters, which we believe makes him well qualified to serve on the Board.

Carlos E. Evans. Mr. Evans is retired. Mr. Evans has served as a Trustee since May 2026. He also serves on the Board of Directors of Goldman Sachs BDC, Inc., Goldman Sachs Private Credit Corp. and West Bay BDC LLC, including as Chair of the Board of Directors of West Bay BDC LLC. Mr. Evans is currently Chairperson of the Board of Directors of Highwoods Properties, Inc., a real estate investment trust, where he serves as a member of the Compensation/Governance Committee and as chairperson of the Executive Committee. He previously served as chairman of the Compensation/Governance Committee of Highwoods Properties, Inc. Prior to his retirement in 2014, Mr. Evans worked for Wells Fargo Bank, most recently serving as executive vice president and group head of the eastern division of Wells Fargo commercial banking. From 2006 until Wachovia Corporation’s merger with Wells Fargo in 2009, Mr. Evans served as wholesale banking executive and an executive vice president for the Wachovia general banking group. Previously, he held senior management positions with First Union National Bank and with Bank of America and its predecessors, including NationsBank, North Carolina National Bank and Bankers Trust of South Carolina, which he joined in 1973. Mr. Evans is chairperson emeritus of the board of Spoleto Festival USA and was previously chairperson of the Board of the Medical University of South Carolina Foundation. Mr. Evans serves on the boards of four private companies, National Coatings and Supplies Inc., Warren Oil Company, LLC, American Welding & Gas Inc. and Johnson Management. He also previously served on the Board of Directors of Sykes Enterprises, Incorporated, an international provider of outsourced customer contact management services. Based on the foregoing, Mr. Evans is experienced with financial and investment matters, which we believe makes him well qualified to serve on the Board.

Richard A. Mark. Mr. Mark is retired. Mr. Mark has served as a Trustee since May 2026. Mr. Mark has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. He also serves on the Board of Directors and as the chair of the audit committee of Goldman Sachs BDC, Inc., Silver Capital Holdings LLC, Goldman Sachs Private Middle Market Credit II LLC, Goldman Sachs Private Credit Corp., Phillip Street BDC LLC and West Bay BDC LLC. Prior to his retirement in 2015, Mr. Mark was a partner at Deloitte & Touche LLP, most recently leading the corporate development function of the advisory business of Deloitte. Mr. Mark began his career at Arthur Andersen & Co. and held various positions with Arthur Andersen, including audit partner, before joining Deloitte in 2002. Since November 2020, Mr. Mark has served on the board of directors of Viatris Inc. (“Viatris”), a global pharmaceuticals company. Prior to the closing of the transaction that combined Mylan N.V. and Pfizer Inc.’s off-patent branded and generic established medicines business, which resulted in the formation of Viatris, Mr. Mark served on the Board of directors of Mylan N.V. from June 2019 until November 2020. Mr. Mark also served from July 2015 until August 2016 as chairperson of the board of directors and as a member of the audit committee of Katy Industries, Inc., a manufacturer, importer and distributor of commercial cleaning and consumer storage products. Since December 2021, Mr. Mark has served on the board of directors of the Home Centered Care Institute, a nonprofit organization focused on scaling home-based primary care. From May 2016 to December 2021, Mr. Mark served as a Director of Almost Home Kids, an affiliate of Lurie Children’s Hospital of Chicago, which provides care to children with complicated health needs. Mr. Mark is a certified public accountant. Based on the foregoing, Mr. Mark is experienced with accounting, financial and investment matters, which we believe makes him well qualified to serve on the Board.

Katherine P. Uniacke. Ms. Uniacke is the sole interested Trustee on the Board and has served as a Trustee since May 2026. Ms. Uniacke is the Chairperson of the board of Goldman Sachs Asset Management International; serves on the boards of Goldman Sachs BDC, Inc., Silver Capital Holdings LLC, Goldman Sachs Private Middle Market Credit II LLC, Phillip Street BDC LLC, Goldman Sachs Private Credit Corp. and West Bay BDC LLC, and is an advisory director to GS Group Inc. Previously, she was global chief operating officer of GSAM’s portfolio management business until 2012 and served on the Investment Management Division Client and Business Standards Committee. Prior to this, she was president of Goldman Sachs Trust, the GS mutual fund family, and was head of the Fiduciary Management business within Global Manager Strategies, responsible for business development and client service globally. Earlier in her career, Ms. Uniacke managed GSAM’s U.S. and Canadian Distribution groups. In that capacity, she was responsible for overseeing all North American institutional and third-party sales channels, marketing and client service functions, for which client assets exceeded $200 billion. Before that, Ms. Uniacke was head of GSAM’s Global Cash Services business, where she was responsible for overseeing the management of assets exceeding $100 billion. Ms. Uniacke worked at Goldman Sachs from 1983 to 2012, where she was named managing director in 1997 and partner in 2002. Based on the foregoing, Ms. Uniacke is experienced with financial and investment matters, which we believe makes her well qualified to serve on the Board.

Trustee Ownership of Fund Shares

The following table shows the dollar range of Shares beneficially owned by each Trustee in the Fund as of December 31, 2025, unless otherwise noted.

Name of Trustee	Dollar Range of Shares in the Fund
Timothy J. Leach	None

Jaime Ardila	None

Carlos E. Evans	None

Richard A. Mark	None

Kaysie P. Uniacke	None

As of June 30, 2026, the Trustees and Officers of the Fund as a group owned less than 1% of the outstanding shares of beneficial interest of each class of the Fund.

Board Compensation

Each Independent Trustee is compensated with a unitary annual fee for his or her services as trustee of the Fund and as a member of the Audit Committee, Compliance Committee, Contract Review Committee, and Governance and Nominating Committee. The Chair and the Trustee designated as “audit committee financial expert” receive additional compensation for their services in such capacities. The Independent Trustees are also reimbursed for reasonable travel and other expenses incurred in connection with attending meetings. The Fund may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.

The following tables set forth certain information with respect to the compensation of each Trustee of the Fund for the fiscal year ended March 31, 2026:

Name of Trustee	Compensation from the Fund*	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses
Timothy J. Leach(1)	$—	$—
Jaime Ardila	$—	$—
Carlos E. Evans	$—	$—
Richard A. Mark(2)	$—	$—
Kaysie P. Uniacke(3)	$—	$—

*

The Fund had not commenced operations as of March 31, 2026. Under current compensation arrangements, it is estimated that the Trustees will receive the following compensation from the Fund for the fiscal year ending March 31, 2027: $255,000.

(1)	Includes compensation as the Board chair.
(2)	Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
(3)	Ms. Uniacke is an Interested Trustee due to the positions she holds with Goldman Sachs, and as such, receives no compensation from the Fund.

No compensation is paid to trustees who are “interested persons,” as that term is defined in the 1940 Act, of the Fund.

Officers of the Fund

Information pertaining to the officers of the Fund as of [ ], 2026 is set forth below.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Mitch Howell 200 West Street New York, NY 10282 1974	Co-Chief Executive Officer and Co-Principal Executive Officer	Since May 2026	Managing Director, Goldman Sachs (2021–Present); Vice President, Goldman Sachs (2014–2021). Co-Chief Executive Officer and Co-Principal Executive Officer—G-X Private Markets

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Farzana Morbi 200 West Street New York, NY 10282 1980	Co-Chief Executive Officer and Co-Principal Executive Officer	Since May 2026	Managing Director, Goldman Sachs (2021–Present); Associate, Goldman Sachs (2011–2021). Co-Chief Executive Officer and Co-Principal Executive Officer—G-X Private Markets.

Curtis Tate 200 West Street New York, NY 10282 1991	Secretary	Since May 2026	Vice President, Goldman Sachs (November 2021–Present); and Associate, Willkie Farr & Gallagher LLP (October 2017–November 2021). Secretary—G-X Private Markets.

Caroline Kraus 200 West Street New York, NY 10282 1977	Chief Legal Officer	Since May 2026

Managing Director, Goldman Sachs (January 2016–Present); Vice President, Goldman Sachs (August 2006–December 2015); Senior Counsel, Goldman Sachs (January 2020–Present); Associate General Counsel, Goldman Sachs (2012–December 2019); Assistant General Counsel, Goldman Sachs (August 2006–December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Chief Legal Officer—G-X Private Markets; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Chief Legal Officer and Secretary—Goldman Sachs BDC, Inc.; Silver Capital Holdings LLC, Goldman Sachs Private Middle Market Credit II LLC, Phillip Street BDC LLC, Goldman Sachs Private Credit Corp., and West Bay BDC LLC.

Julien Yoo 200 West Street New York, NY 10282 1971	Chief Compliance Officer	Since May 2026

Managing Director and Head of the U.S. Regulatory Compliance team within GSAM Compliance, Goldman Sachs (January 2020–Present); Vice President, Goldman Sachs (December 2014–December 2019); and Vice President, Morgan Stanley Investment Management (2005–2010).

Chief Compliance Officer—G-X Private Markets; Goldman Sachs BDC, Inc.; Silver Capital Holdings LLC, Goldman Sachs Private Middle Market Credit II LLC, Phillip Street BDC LLC, Goldman Sachs Private Credit Corp., and West Bay BDC LLC.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Joseph DiMaria 30 Hudson Street Jersey City, NJ 07302 1968	Treasurer, Chief Financial Officer and Principal Accounting Officer	Since May 2026

Managing Director, Goldman Sachs (November 2015–Present) and Vice President – Mutual Fund Administration, Columbia Management Investment Advisers, LLC (May 2010–October 2015).

Treasurer, Chief Financial Officer and Principal Accounting Officer—G-X Private Markets.

Treasurer, Principal Financial Officer and Principal Accounting Officer—Goldman Sachs ETF Trust (previously Assistant Treasurer (2017)); Goldman Sachs Trust (previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust (previously Assistant Treasurer (2016)); Goldman Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Kirsten Imohiosen 200 West Street New York, NY 10282 1970	Assistant Treasurer	Since May 2026

Managing Director, Goldman Sachs (January 2018–Present); and Vice President, Goldman Sachs (May 1999–December 2017).

Assistant Treasurer—G-X Private Markets; Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Steven Z. Indich 30 Hudson Street Jersey City, NJ 07302 1969	Assistant Treasurer	Since May 2026

Vice President, Goldman Sachs (February 2010–Present).

Assistant Treasurer—G-X Private Markets; Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Carol Liu 30 Hudson Street Jersey City, NJ 07302 1975	Assistant Treasurer	Since May 2026

Vice President, Goldman Sachs (October 2017–Present); Tax Director, The Raine Group LLC (August 2015–October 2017); and Tax Director, Icon Investments LLC (January 2012–August 2015).

Assistant Treasurer—G-X Private Markets; Goldman Sachs ETF Trust; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs Trust II; Goldman Sachs ETF Trust II; Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs Real Estate Diversified Income Fund; and Innovator ETFs® Trust.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Oltion Mala 30 Hudson Street Jersey City, NJ 07302 1984	Assistant Treasurer	Since May 2026	Vice President, Goldman Sachs (July 2017–Present). Assistant Treasurer—G-X Private Markets.

[1]

Officers hold office at the pleasure of the Board or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which GS&Co., GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.

Standing Board Committees

Audit Committee.

The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Fund for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee, and Richard A. Mark serves as the Chair of the Audit Committee. The Audit Committee did not meet during the fiscal year ended March 31, 2026.

Governance and Nominating Committee.

The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing its management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee did not meet during the fiscal year ended March 31, 2026. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees properly recommended by the Fund’s shareholders. Nominee recommendations should be submitted to the Fund at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the Governance and Nominating Committee.

Compliance Committee.

The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Fund; and (ii) insofar as they relate to services provided to the Fund, of the Fund’s Investment Adviser, Distributor, administrator (if any), and Transfer Agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee did not meet during the fiscal year ended March 31, 2026. All of the Independent Trustees serve on the Compliance Committee.

Contract Review Committee.

The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Fund’s investment management, distribution, transfer agency, and certain other agreements with the Fund’s Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Fund’s distribution and service plan, and any agreements related to the plan. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Fund’s other service providers, including, without limitation, the Fund’s custodian/accounting agent, sub-transfer agents, printing firms and professional firms (other than the Fund’s independent auditor, which is the responsibility of the Audit Committee). The Contract Review Committee did not meet during the fiscal year ended March 31, 2026. All of the Independent Trustees serve on the Contract Review Committee.

Risk Oversight

The Board is responsible for the oversight of the activities of the Fund, including oversight of risk management. Day-to-day risk management with respect to the Fund is the responsibility of GSAM or other service providers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Fund include, but are not limited to, liquidity risk, investment risk, derivatives risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers have their own independent interest in risk management and their policies and methods of risk management may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Fund or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Fund or GSAM, their respective affiliates or other service providers.

The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in reports, presentations and discussions. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy. Other types of risk are addressed as part of presentations on related topics (e.g., compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Fund.

Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee will meet with both the Fund’s independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Fund as well as test results, and the Compliance Committee will meet with the CCO and representatives of GSAM’s compliance and risk oversight groups to review testing results of the Fund’s compliance policies and procedures and other compliance and risk issues. Board oversight of risk is also performed as needed between meetings through communications between GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Fund’s investments or activities.

Codes of Ethics

The Fund and its Investment Adviser and Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. These codes of ethics establish, among other things, procedures for personal investments and restrict certain personal securities transactions, including transactions in securities that are held by us. Personnel subject to each code may invest in securities for their personal investment accounts, so long as such investments are made in accordance with the code’s requirements. These codes of ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of these codes of ethics may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

MANAGEMENT OF THE FUND

As stated in the Fund’s Prospectus, GSAM, 200 West Street, New York, New York 10282, serves as Investment Adviser to the Fund. GSAM is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of GS&Co. See “Management of the Fund” in the Fund’s Prospectus for a description of the Investment Adviser’s duties to the Fund. The Fund’s investment strategies are managed by the Investment Adviser through XIG.

Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. GS&Co. is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. GS&Co. is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of GS&Co. in the world’s financial markets enhances its ability to identify attractive investments. GS&Co. has agreed to permit the Fund to use the name “Goldman Sachs” or a derivative thereof as part of the Fund’s name for as long as the Fund’s management agreement (the “Management Agreement”) is in effect.

The Management Agreement provides that GSAM, in its capacity as Investment Adviser, may render similar services to others so long as the services under such Management Agreement are not impaired thereby. The Management Agreement was approved by the Board, including a majority of the Trustees of the Board who are not parties to such agreement or “interested persons” (as such term is defined in the 1940 Act) of any party thereto (the “non-interested Trustees”), on May 5, 2026. A discussion regarding the Board’s basis for approving the Management Agreement will be available in the Fund’s first [annual/semi-annual] report following its launch.

The Management Agreement will remain in effect for an initial two-year period and will continue in effect with respect to the Fund from year to year thereafter provided such continuance is specifically approved at least annually as set forth in the Management Agreement.

The Management Agreement will terminate automatically if assigned (as defined in the 1940 Act). The Management Agreement is also terminable at any time without penalty by the Trustees or by vote of a majority of the outstanding voting securities by value of the Fund on 60 days’ written notice to the Investment Adviser or by the Investment Adviser on 60 days’ written notice to the Fund.

In consideration of the advisory services provided by the Investment Adviser, the Investment Adviser is entitled to receive a monthly management fee (the “Management Fee”) at an annual rate equal to 1.25% of the Fund’s net assets at the end of the most recently completed calendar month, provided, that, if the Fund calculates its net asset value more frequently than monthly, the Management Fee shall be calculated on the same frequency as the net asset value is calculated. The Management Fee for any partial month will be appropriately prorated. For purposes of determining the Management Fee payable to the Investment Adviser for any month, the net asset value is calculated after any subscriptions but prior to any repurchases occurring in that month and prior to any reduction for the Management Fee and the Incentive Fee (as defined below) (if applicable) payable to the Investment Adviser for that month.

The Investment Adviser has agreed to waive the Management Fee in its entirety for a one-year period commencing on the date that the Minimum Offering Requirement (as defined in the Prospectus) is met and the Fund commences operations. The Investment Adviser may not terminate the arrangement without the approval of the Board. Other investment companies in which the Fund invests will also be subject to management fees paid by those underlying investment companies to their respective investment advisers or managers. Those fees will have the effect of reducing returns to the Fund.

Since the Fund is newly-organized, it did not pay management fees during the last three fiscal years.

In addition, the Investment Adviser may waive a portion of its Management Fee, including fees earned as an investment adviser to affiliated funds in which the Fund invests, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements in place.

The Investment Adviser (or, to the extent permitted by applicable law, an affiliate of the Investment Adviser) will be entitled annually to receive an incentive fee (the “Incentive Fee”) for each share class of the Fund in an amount equal to:

(a)

First, if the Net Profits (as defined below) for the applicable period exceed the sum of (i) the Hurdle Amount (as defined below) for that period and (ii) the then balance, if any, of the Loss Recovery Account (as defined below), then 100% of Net Profits until the total amount paid to the Investment Adviser equals 12.5% of the sum of (i) the Hurdle Amount for that period and (ii) any accrued Incentive Fee pursuant to this paragraph (a) (any such amount, the “Catch Up”).

(b)	Second, to the extent there are remaining Net Profits, 12.5% of such remaining Net Profits.

“Net Profits” shall mean, for each share class of the Fund, the amount by which the sum of (A) the NAV per share as of the end of each fiscal period ending March 31 before giving effect to any accrual to the Incentive Fee and applicable expenses for the Distribution and Servicing Fees and (B) the amount of dividends and other distributions accrued or paid in respect of the Fund during such fiscal period exceeds the NAV per share as of the beginning of such period. “Net Losses” shall mean, for each share class of the Fund, the amount by which the NAV per share as of the beginning of each fiscal period ending March 31 exceeds the sum of (A) the NAV per share as of the end of such fiscal period before giving effect to any accrual to the Incentive Fee and applicable expenses for the Distribution and Servicing Fees, and (B) the amount of dividends and other distributions accrued or paid in respect of the Fund during such fiscal period. Net Profits and Net Losses shall be calculated based on the number of outstanding shares at the end of each fiscal period ending March 31.

“Hurdle Amount” means, for any fiscal period beginning on April 1 (or in the case of the Fund’s first fiscal period, the commencement of operations of the Fund), an amount that results in a 5% annualized total return on the NAV of the relevant class of shares, calculated before giving effect to any accrual to the Incentive Fee and applicable expenses for the Distribution and Servicing Fees and adjusted for any dividends and other distributions accrued or paid. The Hurdle Amount is not cumulative and will reset each fiscal period ending March 31.

Except as described in Loss Recovery Account below, any amount by which Net Profits falls below the Hurdle Amount will not be carried forward to subsequent periods.

“Loss Recovery Account” means a memorandum account maintained by the Fund on a per share basis, which will have an initial balance of zero and will be (i) increased upon the close of each fiscal period ending March 31 by the amount of the Net Losses of each share class for the period, before giving effect to any distributions for such period, and (ii) decreased (but not below zero) upon the close of each fiscal period ending March 31 by the amount of the Net Profits for such period. For purposes of the Net Profits, Net Losses and Hurdle Amount calculation, the NAV shall include unrealized appreciation or depreciation of investments and realized income and gains or losses.

Incentive Fees are accrued monthly and paid annually; provided, however, that any Incentive Fees accrued in the NAV of shares tendered for repurchase throughout each fiscal period ending March 31 will be paid at the time of such repurchase.

Any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s investments may be computed and paid on gain or income that is unrealized, and the Investment Adviser is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received. If a Fund investment with an unrealized gain subsequently decreases in value, it is possible that such unrealized gain previously included in the calculation of an Incentive Fee will never become realized. Thus, the Fund could have paid an Incentive Fee on income or gain the Fund never received. Further, shareholders may be charged an Incentive Fee on an income and capital appreciation amount that is greater than the income and capital appreciation they may receive from the Fund.

The Investment Adviser and the Fund received exemptive relief from the SEC that permits the Fund to pay the Investment Adviser all or a portion of its Management Fee and/or Incentive Fee, as applicable, in Shares in lieu of paying the Investment Adviser an equivalent amount of such fees in cash. As a condition of the exemptive relief, the Investment Adviser has committed not to sell any such Shares received in lieu of a cash payment of its Management Fee or Incentive Fee, as applicable, for at least 12 months from the date of issuance, except in exceptional circumstances (the “Lock-Up Restrictions”). To the extent the Investment Adviser transfers such Shares to employees of the Investment Adviser, such employees would be bound by the Lock-Up Restrictions in place from when such Shares were first issued to the Investment Adviser.

Further, as a condition of the exemptive relief, for any payment for which the Investment Adviser has elected to receive all or a portion of its Management Fee and/or Incentive Fee in Shares, the Fund will post a notice to that effect on the Fund’s website. Additionally, the Fund will also maintain and make publicly available on the Fund’s website a historical record of how the Investment Adviser was compensated for each payment period during the Fund’s last three fiscal years after its first election of payment in Shares.

In addition to providing advisory services, under the Management Agreement, the Investment Adviser also, to the extent such services are not required to be performed by others pursuant to the fund administration and accounting agreement, the custodian agreement, the transfer agency agreement, distribution agreement or such other agreements with service providers to the Fund that the Board has approved: (i) supervises all non-advisory operations of the Fund; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for (at the Fund’s expense): (a) the preparation of all required tax returns, (b) the preparation and submission of reports to Shareholders, (c) the periodic updating of the Prospectus and this SAI and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s records; and (v) provides office space and all necessary office equipment and services.

Portfolio Managers – Other Accounts Managed by the Portfolio Managers

The following table discloses accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day-to-day portfolio management as of March 31, 2026, unless otherwise indicated.

For each portfolio manager listed below, the total number of accounts managed is a reflection of accounts within the strategy they oversee or manage, as well as accounts which participate in the sector in which they manage. There are multiple portfolio managers involved with each account.

	Number of Other Accounts Managed and Total Assets[1] by Account Type						Number of Accounts and Total Assets[1] for Which Advisory Fee is Performance- Based
	Registered Investment Companies		Other Pooled Investment Vehicles[2]		Other Accounts[3]		Registered Investment Companies		Other Pooled Investment Vehicles[2]		Other Accounts[3]
	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Portfolio Management Team
Ray Ang	0	$—	0	$—	0	$—	0	$—	0	$—	0	$—
Marc Boheim	0	$—	16	$4,301	21	$992	0	$—	12	$4,013	20	$992
Mitch Howell	0	$—	0	$—	0	$—	0	$—	0	$—	0	$—
Farzana Morbi	0	$—	62	$36,614	63	$8,402	0	$—	46	$35,970	44	$6,036
Martin Rensing[4]	0	$—	14	$12,265	0	$—	0	$—	8	$11,109	0	$—

†	Footnotes:
1.	Asset information is in USD millions unless otherwise specified.
2.	“Other Pooled Investment Vehicles” includes commingled funds.
3.	“Other Accounts” include separately managed accounts or funds-of-one.
4.	Information for this portfolio manager includes best available data as of December 31, 2025 for accounts that are revalued semi-annually.

Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing the Fund as well as other registered funds, accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered private funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.

The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between the Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with a portfolio manager’s management of the Fund’s investments and the investments of other accounts, see “POTENTIAL CONFLICTS OF INTEREST.”

The Fund’s investment objective and investment strategies are similar to those of other accounts managed or sponsored by the Investment Adviser or its affiliates (“Accounts”), and an investment appropriate for the Fund may also be appropriate for those Accounts. This creates potential conflicts in allocating investment opportunities among the Fund and such other Accounts, particularly in circumstances where the availability of such investment opportunities is limited, where the liquidity of such investment opportunities is limited or where co-investments by the Fund and other Accounts are not permitted under applicable law.

The 1940 Act limits the ability of the Fund to participate in transactions with certain related parties. In this regard, the Fund is generally prohibited from buying or selling any assets from or to, or entering into certain “joint” transactions with, its “affiliated persons” (within the meaning of the 1940 Act), and affiliated persons of such affiliated persons, except as may be permitted by SEC rules, no-action relief, or an exemptive order. “Affiliated persons” of the Fund include (among other persons) the Investment Adviser; any person that owns, directly or indirectly, five percent or more of the Fund’s outstanding voting securities; any person five percent or more of whose securities are owned by the Fund; and persons that control, are controlled by, or are under common control with, the Fund (including other investment vehicles managed by the Investment Adviser).

Subject to applicable law, the Fund, Goldman Sachs and other client accounts managed by the Fund’s Investment Adviser (“Accounts”) can make negotiated co-investments pursuant to an exemptive order from the SEC permitting the Fund to do so (the “Relief”). As a result of the Relief, there could be significant overlap in the Fund’s investment portfolio and the investment portfolios of other Accounts, including, in some cases, proprietary accounts of Goldman Sachs. If the Investment Adviser identifies an investment and the Fund is unable to rely on the Relief for that particular opportunity, the Investment Adviser will be required to determine which Accounts should make the investment at the potential exclusion of other Accounts. In such circumstances, the Investment Adviser will adhere to its investment allocation policy in order to determine the Account to which to allocate investment opportunities. Accordingly, it is possible that the Fund may not be given the opportunity to participate in investments made by other Accounts.

The Fund may invest alongside other Accounts advised by the Investment Adviser and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff guidance and interpretations. For example, the Fund may invest alongside such Accounts consistent with guidance promulgated by the staff of the SEC permitting the Fund and such other Accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met, including that the Investment Adviser, acting on the Fund’s behalf and on behalf of its other clients, negotiates no term other than price. The Fund may also invest alongside the Investment Adviser’s other clients as otherwise permissible under SEC staff guidance and interpretations, applicable regulations and the allocation policy of the Investment Adviser.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that personnel of the Investment Adviser making portfolio decisions for Accounts will make purchase and sale decisions and allocate investment opportunities among Accounts consistent with its fiduciary obligations. To the extent permitted by applicable law, these policies and procedures may result in the pro rata allocation of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in many other cases the allocations reflect numerous other factors as described below. There will be cases where certain Accounts receive an allocation of an investment opportunity when the Fund does not and vice versa.

Personnel of the Investment Adviser involved in decision-making for Accounts may make allocation related decisions for the Fund and other Accounts by reference to one or more factors, including: the Account’s portfolio and its investment horizons, objectives, guidelines and restrictions (including legal and regulatory restrictions); strategic fit and other portfolio management considerations, including different desired levels of investment for different strategies; the expected future capacity of the applicable Accounts; cash and liquidity considerations; and the availability of other appropriate investment opportunities. Suitability considerations, reputational matters and other considerations may also be considered. The application of these considerations may cause differences in the performance of different Accounts that have similar strategies. In addition, in some cases the Investment Adviser may make investment recommendations to Accounts where the Accounts make the investment independently of the Investment Adviser, which may result in a reduction in the availability of the investment opportunity for other Accounts (including the Fund) irrespective of the Investment Adviser’s policies regarding allocation of investments. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“Performance-based Fees and Side-by-Side Management—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

Portfolio Managers — Compensation

Compensation for portfolio managers of the Investment Adviser is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and GS&Co.; the team’s net revenues for the past year which is primarily derived from advisory fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to the funds such as yield or regional focus. Performance is judged over 1-, 3- and 5-year time horizons.

The discretionary variable compensation for portfolio managers is also significantly influenced by various factors, including: (1) effective participation in team discussions and process; and (2) management of risk in alignment with the targeted risk parameters and investment objective of the Fund. Other factors may also be considered including: (1) general client/investor orientation and (2) teamwork and leadership.

As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); (2) shares of the Fund and (3) allocations of carried interest or incentive fees earned by GSAM in one or more funds, which may include the Fund. Certain awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions.

Other Compensation—In addition to base salary and year-end discretionary variable compensation, the Investment Adviser has a number of additional benefits in place including (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Portfolio Managers — Portfolio Managers’ Ownership of Shares in the Fund

The Fund was not in operation as of August 28, 2026. Consequently, the portfolio managers owned no securities issued by the Fund as of that date.

Distributor and Transfer Agent

Distributor. GS&Co., 200 West Street, New York, New York 10282, serves as the exclusive distributor of shares of the Fund pursuant to a “best efforts” arrangement as provided by the distribution agreement with the Fund. Shares of the Fund are offered and sold on a continuous basis by GS&Co., acting as agent. GS&Co. may enter into sales agreements with certain investment dealers and other financial service firms (the “Intermediaries”) to solicit subscriptions for Class I, Class S, Class D and Class E Shares of the Fund.

Since the Fund is newly-organized, GS&Co. did not receive compensation for services rendered to the Fund by GS&Co. as distributor during the last three fiscal years.

Transfer Agent. GS&Co., 71 South Wacker Drive, Chicago, IL 60606 serves as the Fund’s transfer and dividend disbursing agent. For its transfer agency services, GS&Co. is entitled to receive a transfer agency fee equal, on an annualized basis, to 0.05% of aggregate net assets with respect to each class of the Fund’s Shares. GS&Co. may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee.

Since the Fund is newly-organized, Goldman Sachs did not receive compensation for the services rendered to the Fund by GS&Co. as transfer and dividend disbursing agent.

The Fund’s distribution and transfer agency agreements each provide that GS&Co. may render similar services to others so long as the services GS&Co. provides thereunder are not impaired thereby. Such agreements also provide that the Fund will indemnify GS&Co. against certain liabilities.

Expenses

The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of the Fund, which would have the effect of lowering the Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.

The Investment Adviser has contractually agreed to reduce or limit “Other Operating Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, distribution and service fees, as applicable, taxes, interest, credit facility commitment fees, other borrowing-related costs, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses (“Excluded Expenses”)), pursuant to an expense limitation agreement, to 0.60% of the Fund’s average monthly net assets attributed to such class (“Expense Cap”) for a one-year period commencing on the date that the Minimum Offering Requirement is met and the Fund commences operations, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Board. The expense limitation agreement shall continue in effect for successive one-year periods, provided that such continuance is consented to by the Investment Adviser and approved by the Board. With respect to each class of Shares, the Fund agrees to repay the Investment Adviser any expenses assumed under the Expense Cap for such class of Shares, provided the repayments do not cause the Fund’s annual operating expenses (excluding Excluded Expenses) for that class of Shares to exceed the expense limitation in place at the time the expenses were reimbursed, or the expense limitation in place at the time the Fund repays the Investment Adviser, whichever is lower. Any such repayments must be made within thirty-six months after the month in which the Investment Adviser incurred the expense.

In addition, the Investment Adviser has contractually agreed, pursuant to an expense support agreement, to reimburse a portion of Class E’s “Total Annual Expenses” (excluding Excluded Expenses, the Management Fee, the Incentive Fee, and custody fees and expenses). The reimbursement shall accrue monthly and, for each month, shall equal one-twelfth of the applicable annual reimbursement rate multiplied by Class E’s net assets as of the last day of the immediately preceding month, adjusted for current month subscriptions (“adjusted net assets”). The applicable annual reimbursement rate shall be equal to: (a) 0.30% if Class E’s adjusted net assets are less than $500,000,000; (b) 0.40% if Class E’s adjusted net assets are equal to or greater than $500,000,000 but less than or equal to $1,000,000,000; and (c) 0.50% if Class E’s adjusted net assets are greater than $1,000,000,000, provided that, in each instance, the Investment Adviser shall not provide a reimbursement in excess of such “Total Annual Expenses” (excluding Excluded Expenses, the Management Fee, the Incentive Fee, and custody fees and expenses). The Investment Adviser may not recoup expenses reimbursed pursuant to the expense support agreement for Class E’s “Total Annual Expenses.” This reimbursement arrangement will remain in effect for a one-year period commencing on the date that the Minimum Offering Requirement is met and the Fund commences operations. The expense support agreement shall continue in effect for successive one-year periods, provided that such continuance is consented to by the Investment Adviser and approved by the Board.

Custodian and Sub-Custodians

State Street, One Lincoln Street, Boston, MA 02111, is the custodian of the Fund’s portfolio securities and cash. State Street is also expected to serve as the Custodian for the Fund’s subsidiaries. The custodian of the Fund may change from time to time. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Fund in foreign countries and to hold cash and currencies for the Fund.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP, located at 101 Seaport Boulevard, Suite 500, Boston, Massachusetts, 02210, is the Fund’s independent registered public accounting firm. In addition to audit services, PricewaterhouseCoopers LLP provides assistance on certain non-audit matters.

POTENTIAL CONFLICTS OF INTEREST

General Categories of Conflicts Associated with the Funds

Goldman Sachs (which, for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs acts as broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, custodian, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies (including Fund portfolio companies) or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs advises and deals with clients and third parties in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products, for its own accounts and for the accounts of clients and of its personnel, through client accounts and the relationships and products it sponsors, manages and advises. In addition, Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets. In certain cases, the Investment Adviser causes the Funds to invest in products and strategies sponsored, managed or advised by Goldman Sachs or in which Goldman Sachs has an interest, either directly or indirectly, or otherwise restricts the Funds from making such investments, as further described herein. In this regard, there are instances when Goldman Sachs’ activities and dealings with other clients and third parties, including on behalf of the Funds, may affect the Funds in ways that may disadvantage or restrict the Funds and/or benefit Goldman Sachs or other Accounts.

In addition, the Investment Adviser’s activities on behalf of certain other entities that are not investment advisory clients of the Investment Adviser create conflicts of interest between such entities, on the one hand, and Accounts (including the Funds), on the other hand, that are the same as or similar to the conflicts that arise between the Funds and other Accounts, as described herein. In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. For purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, “Funds” shall mean, collectively, the Fund and any of the other Goldman Sachs Funds, and “Accounts” shall mean Goldman Sachs’ own accounts, accounts in which personnel of Goldman Sachs have an interest, accounts of Goldman Sachs’ clients, including separately managed accounts (or separate accounts), and investment vehicles that Goldman Sachs sponsors, manages or advises, including the Funds.

The following are descriptions of certain conflicts and potential conflicts of interest that may be associated with the financial or other interests that the Investment Adviser and Goldman Sachs may have in transactions effected by, with or on behalf of the Funds. The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Investment Adviser or Goldman Sachs may have now or in the future. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).

The Sale of Fund Shares and the Allocation of Investment Opportunities

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries

Goldman Sachs and its personnel, including employees of the Investment Adviser, receive benefits and earn fees and compensation for services provided to Accounts (including the Funds) and in connection with the distribution of the Funds. Any such fees and compensation are generally paid directly or indirectly out of the fees payable to the Investment Adviser in connection with the management of such Accounts (including the Funds). Moreover, Goldman Sachs and its personnel, including employees of the Investment Adviser, have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties have conflicts that create incentives for them to promote the Funds.

To the extent permitted by applicable law, Goldman Sachs and the Funds have in the past made, and may in the future make, payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments create an incentive for such persons to highlight, feature or recommend the Funds.

Allocation of Investment Opportunities Among the Funds and Other Accounts

The Investment Adviser manages or advises multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest) that have investment objectives that are the same or similar to the Funds and that seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Funds. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, direct loan originations, regulated industries, small capitalization, direct or indirect investments in private investment funds, primary investments and secondary interests in private investment funds, co-investments alongside private investment funds, real estate assets, investments in master limited partnerships in the oil and gas industry, initial public offerings/new issues and privately-issued debt securities). This also creates potential conflicts in allocating investment opportunities among the Fund and such other Accounts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited or where co-investments by the Fund and other Accounts are not permitted under applicable law.

The Fund is prohibited under the 1940 Act from participating in certain transactions with its affiliates without the prior approval of the Independent Trustees and, in some cases, of the SEC. Any person that owns, directly or indirectly, five percent or more of the Fund’s outstanding voting securities will be an affiliate of the Fund for purposes of the 1940 Act, and the Fund is generally prohibited from buying or selling any assets from or to, or entering into certain “joint” transactions (which could include investments in the same portfolio company) with such affiliates, absent the prior approval of the Independent Trustees. GSAM and its affiliates, including persons that control, or are under common control with, the Fund or GSAM, are also considered to be affiliates of the Fund under the 1940 Act, and the Fund is generally prohibited from buying or selling any assets from or to, or entering into “joint” transactions with, such affiliates without exemptive relief from the SEC.

Subject to applicable law, the Fund may invest alongside Goldman Sachs and its Accounts. In certain circumstances, negotiated co-investments by the Fund and other Accounts may be made only pursuant to an order from the SEC permitting the Fund to do so. GSAM applied for and received an exemptive order from the SEC that permits the Fund to participate in negotiated co-investment transactions with certain affiliates, each of whose investment adviser is GSAM, after the date of the exemptive order, subject to certain conditions, such as that co-investments be made in a manner consistent with the Fund’s investment objectives, positions, policies, strategies and restrictions, as well as regulatory requirements and pursuant to the conditions required by the exemptive relief, and are allocated fairly among participants. As a result of such order, there could be significant overlap in the Fund’s investment portfolio and the investment portfolios of other Funds or Accounts. If GSAM identifies an investment and the Fund is unable to rely on its exemptive relief for that particular opportunity, GSAM will be required to determine which Accounts should make the investment at the potential exclusion of other Accounts. In such circumstances, GSAM will adhere to its investment allocation policy in order to determine the Account to which to allocate the opportunity. The policy currently provides that GSAM allocate opportunities through a rotation system or in such other manner as GSAM determines to be equitable. Accordingly, it is possible that the Fund may not be given the opportunity to participate in certain investments made by other Accounts.

The Fund may also invest alongside other Accounts advised by GSAM and its affiliates in certain circumstances where doing so is consistent with applicable law and SEC staff guidance and interpretations. For example, the Fund may invest alongside such Accounts consistent with guidance promulgated by the staff of the SEC permitting the Fund and such other Accounts to purchase interests in a single class of privately placed securities so long as certain conditions are met. The Fund may also invest alongside GSAM’s other clients as otherwise permissible under SEC staff guidance and interpretations, applicable regulations and the allocation policy of GSAM.

Accounts (including the Funds) may invest in other Accounts (including the Funds) at or near the establishment of such Accounts, which may facilitate the Accounts achieving a specified size or scale. Conversely, Accounts (including the Funds) may also invest in other Accounts (including the Funds) that are near the end of their life and investment by Accounts (including the Funds) may allow such products to continue in operation.

The Investment Adviser may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as the Investment Adviser has an incentive to favor Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, the Investment Adviser will be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees.

To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that the Investment Adviser’s personnel making portfolio decisions for Accounts will make investment decisions for, and allocate investment opportunities among, such Accounts consistent with the Investment Adviser’s fiduciary obligations. However, the availability, amount, timing, structuring or terms of an investment available to the Funds differ from, and performance may be lower than, the investments and performance of other Accounts in certain cases. In addition, these policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in other cases such allocation may not be pro rata. Furthermore, certain investment opportunities sourced by the Investment Adviser, or Goldman Sachs businesses or divisions outside of the Investment Adviser, may be allocated to Goldman Sachs for its own account or investment vehicles organized to facilitate investment by its current or former directors, partners, trustees, managers, members, officers, employees, and their families and related entities, including employee benefit plans in which they participate, and current consultants, and not to Accounts. See Item 11 (“Code of Ethics, Participation or Interest in Client Transactions and Personal Trading—Participation or Interest in Client Transactions—Certain Effects of the Activities of Goldman Sachs and Advisory Accounts”) of the Investment Adviser’s Form ADV.

In some cases, due to information segregation policies that may be in place, other Accounts may compete with the Fund for specific investment opportunities and the Accounts and the Fund and other Accounts may not be aware that they are competing against each other. Goldman Sachs has a conflicts system in place in addition to these segregation policies to identify potential conflicts early in the process and determine if an allocation decision needs to be made. If the conflicts system detects a potential conflict with respect to a particular investment opportunity, such investment opportunity will be assessed to determine whether it must be allocated to, or prohibited from being allocated to, a particular Account.

Allocation-related decisions for the Funds and other Accounts are made by reference to one or more factors. Factors may include: the date of inception of the Account; the Account’s portfolio and its investment horizons and objectives (including with respect to portfolio construction and target returns); the risk profile of the investment; guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); client instructions; adverse effects of timing on other Accounts or the Investment Adviser potentially participating in the investment opportunity; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Funds and the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity needs and other considerations; anticipated magnitude of the overall investment program for the then current year and any changes in the rate at which the program is carried out; the availability (or lack thereof) of other appropriate or substantially similar investment opportunities; the opportunity to invest in different layers in the capital structure of a company; differences in benchmark factors and hedging strategies among Accounts; the Investment Adviser’s perception of a potential co-investment party’s interest; and the source of the investment opportunity. Suitability considerations, reputational matters and other considerations may also be considered.

In a case in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or to receive priority with respect to, a particular trading strategy (“Primary Vehicles”) (as determined in the Investment Adviser’s discretion, and including investments sourced by or available from the Investment Adviser or affiliates of the Investment Adviser), other Accounts (including the Funds) may not have access to such strategy or may have more limited access than would otherwise be the case. For example, access to such strategies may only be available to certain Accounts through an investment in a Primary Vehicle, which investment would result in additional management fees and/or performance-based compensation payable to the Investment Adviser. To the extent that such Accounts are managed by areas of Goldman Sachs other than the Investment Adviser, such Accounts will not be subject to the Investment Adviser’s allocation policies. Investments by such Accounts may reduce or eliminate the availability of investment opportunities to, or otherwise adversely affect, the Fund. Furthermore, in cases in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or receive priority with respect to, a particular trading strategy or type of investment, such Accounts have specific policies or guidelines with respect to Accounts or other persons receiving the opportunity to invest alongside such Accounts with respect to one or more investments (“Co-Investment Opportunities”). As a result, certain Accounts or other persons will receive allocations to, or rights to invest in, Co-Investment Opportunities that are not available generally to the Funds.

In addition, in some cases the Investment Adviser makes investment recommendations to Accounts that make investment decisions independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity at the same time as, or prior to, a Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Investment Adviser’s policies regarding allocations of investments.

The Investment Adviser, from time to time, develops and implements new trading strategies or seeks to participate in new trading strategies and investment opportunities. These strategies and opportunities are not employed in all Accounts or employed pro rata among Accounts where they are used, even if the strategy or opportunity is consistent with the objectives of such Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as, that of another Account may be implemented differently, sometimes to a material extent. For example, a Fund may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Account with the same or similar trading strategy. The implementation of the Fund’s trading strategy depends on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above and in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

The Investment Adviser may develop and implement new trading strategies or seek to participate in new investment opportunities and strategies. These opportunities and strategies may not be employed in all Accounts even if the opportunity or strategy is consistent with the objectives of such Accounts.

During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.

The Investment Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. The Investment Adviser in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Fund’s investments. Some or all Funds may, from time to time, be offered investment opportunities that are made available through Goldman Sachs businesses outside of the Investment Adviser, including, for example, interests in real estate and other private investments. In this regard, a conflict of interest exists to the extent that Goldman Sachs controls or otherwise influences the terms and pricing of such investments and/or retains other benefits in connection therewith. However, Goldman Sachs businesses outside of the Investment Adviser are under no general or other obligation or duty to provide investment opportunities to the Funds, and generally are not expected to do so. Further, opportunities sourced within particular portfolio management teams within the Investment Adviser may not be allocated to Accounts (including the Funds) managed by such teams or by other teams. Opportunities not allocated (or not fully allocated) to the Funds or other Accounts managed by the Investment Adviser may be undertaken by Goldman Sachs (including the Investment Adviser), including for Accounts, or made available to other Accounts or third parties, and the Funds will not receive any compensation related to such opportunities. Even in the case of an opportunity received by a Fund pursuant to contractual requirements, the Investment Adviser may decide in its discretion that the Fund will not participate in such opportunity for portfolio construction reasons, due to the investment objective and strategies of such Fund, or because the Investment Adviser determines that participation would not be appropriate for such Fund for other reasons, in which case the Investment Adviser may allocate such opportunity to another Account. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.

As a result of the various considerations above, there will be cases in which certain Accounts (including Accounts in which Goldman Sachs and personnel of Goldman Sachs have an interest) receive an allocation of an investment opportunity (including an investment opportunity sourced by or available from the Investment Adviser or affiliates of the Investment Adviser) at times that the Funds do not, or when the Funds receive an allocation of such opportunities but on different terms than other Accounts (which may be less favorable). In addition, due to regulatory or other considerations, the receipt of an investment opportunity by certain Funds may restrict or limit the ability of other Funds to receive an allocation of the same opportunity. The application of these considerations may cause differences in the performance of different Accounts that employ strategies the same or similar to those of the Funds. It should be expected that the negative effects described above will be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.

Certain Accounts may be unable to participate directly in particular types of investment opportunities (including those sourced by or available from the Investment Adviser or affiliates of the Investment Adviser), such as certain types of loans, due to the nature and/or size of the Accounts or limitations or prohibitions in applicable loan or transaction documentation. In addition, certain Accounts may be limited due to the timing or specific nature of the particular investment opportunity.

Multiple Accounts (including the Funds) may participate in a particular investment or incur expenses applicable in connection with the operation or management of the Accounts, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, valuation agent expenses, expenses relating to participation in bondholder groups, restructurings, class actions and other litigation, and insurance premiums). The Investment Adviser may allocate investment-related and other expenses on a pro rata or different basis. Certain Accounts are, by their terms or by determination of the Investment Adviser, on a case-by-case basis, not responsible for their share of such expenses, and, in addition, the Investment Adviser has agreed with certain Accounts to cap the amount of expenses (or the amount of certain types of expenses) borne by such Accounts, which results in such Accounts not bearing the full share of expenses they would otherwise have borne as described above. As a result, certain Accounts are responsible for bearing a different or greater amount of expenses, while other Accounts do not bear any, or do not bear their full share, of such expenses. The Investment Adviser may bear any such expenses on behalf of certain Accounts and not for others, as it determines in its sole discretion. If the Investment Adviser bears expenses on behalf of an Account and the Account subsequently receives reimbursement for such expenses, the Investment Adviser will generally be entitled to receive all or a portion of the amount of such reimbursement, up to the amount that was borne by the Investment Adviser on behalf of such Account.

Accounts will generally incur expenses with respect to the consideration and pursuit of transactions that are not ultimately consummated (“broken-deal expenses”). Examples of broken-deal expenses include (i) research costs, (ii) fees and expenses of legal, financial, accounting, consulting or other advisers (including the Investment Adviser or its affiliates) in connection with conducting due diligence or otherwise pursuing a particular non-consummated transaction, (iii) fees and expenses in connection with arranging financing for a particular non-consummated transaction, (iv) travel, entertainment and overtime meal and transportation costs, (v) deposits or down payments that are forfeited in connection with, or amounts paid as a penalty for, a particular non-consummated transaction and (vi) other expenses incurred in connection with activities related to a particular non-consummated transaction.

The Investment Adviser has adopted policies and procedures relating to the allocation of broken-deal expenses among Accounts (including the Funds) and other potential investors. Pursuant to such policies and procedures, broken-deal expenses generally will be allocated among Accounts in the manner that the Investment Adviser determines to be fair and equitable, which will be pro rata or on a different basis, including that an Account may bear more than its pro rata share of such broken-deal expenses. Expenses are generally allocated to Accounts (including the Funds) based on whose behalf the expenses are incurred. Where the Funds and one or more other Accounts participate in a particular investment or collectively incur other expenses, the Investment Adviser generally allocates investment-related and other expenses in a manner the Investment Adviser determines to be fair and equitable, which may be pro rata or on a different basis.

Conflicts Relating to Certain Secondary Transactions

In some cases, Accounts managed by XIG (“XIG Accounts”) will invest in Secondary Investments involving Underlying Private Funds in which other investment vehicles and other XIG Accounts, including the Fund, have invested. For example, an XIG Account could be the lead investor or otherwise participate on the acquiring side of a secondary transaction while one or more other XIG Accounts, including the Fund, are invested in the unaffiliated portfolio manager that has sponsored the applicable Underlying Private Fund and/or the Underlying Private Fund that is the target of or the seller in the transaction. In addition, other XIG Accounts may invest in one or more Secondary Investments arranged by an unaffiliated portfolio manager involving an Underlying Private Fund and/or an Underlying Private Fund in which the Fund has an investment.

An investment by one XIG Account (the “New Investment Account”) in a Secondary Investment involving an Underlying Private Fund in which another XIG Account, such as the Fund, has invested in the Underlying Private Fund and/or the related unaffiliated portfolio manager (the “Existing Investment Account”) generally will present certain conflicts of interest between such XIG Accounts because the actions of one XIG Account can adversely affect the other XIG Account. For example, terms that benefit the New Investment Account (such as a lower valuation of the Existing Investment Account’s indirect holdings, and therefore a lower purchase price) may disadvantage the Existing Investment Account (and vice versa). Depending on the terms of the investment, the Existing Investment Account may also be able to vote on the proposed transaction, decide whether to participate in the transaction, elect whether or not to reinvest or otherwise continue such Existing Investment Account’s investment into a continuation vehicle and/or make other determinations. Those determinations in some transactions affect the New Investment Account by impacting whether or on what terms a transaction is consummated. For example, if the Existing Investment Account elects to reinvest or otherwise continue its investment, there would typically be less capacity available to the New Investment Account. This conflict is exacerbated where the Existing Investment Account has a significant investment in the Underlying Private Fund, and therefore greater voting power over the proposed transaction. In situations involving the investment by a New Investment Account in an Underlying Private Fund where the Existing Investment Account holds an interest in the related unaffiliated portfolio manager, the Existing Investment Account will be incentivized to negotiate against the New Investment Account (and vice versa) to the extent allowed by applicable law, notwithstanding that both XIG Accounts are managed by Goldman Sachs. In cases where such a conflict arises, Goldman Sachs generally will seek to make decisions on behalf of the Fund based only on the interests of the Fund, regardless of whether the Fund is the New Investment Account or the Existing Investment Account; however, Goldman Sachs may be required to abstain from taking any such action to the extent required by applicable law. The foregoing conflict is exacerbated in transactions where the Existing Investment Account and the New Investment Account have the same investment committee (or the membership of the investment committees overlaps).

Conflicts in Connection with Transactions Involving Single Assets

Certain of the Fund’s investments will involve exposure to only a single asset, including single asset Continuation Vehicles (as defined in the Prospectus). In cases where the Fund invests in a single asset, conflicts associated with any other Accounts that invest in the same asset will generally be exacerbated. This is because when the Fund has a concentrated investment in a single asset, it is (i) more likely to have voting, consent or other rights with respect to such asset and (ii) more likely to be able to otherwise influence any terms that relate to such asset. The participating other Accounts in these transactions will in some cases include Goldman Sachs’ own accounts, accounts in which personnel of Goldman Sachs have an interest, as well as accounts managed by other divisions within Goldman Sachs. The Fund’s investment may benefit the other Account by providing additional capital to the single asset. In addition, terms that benefit the Fund (such as a lower valuation of the single asset and therefore a lower purchase price) may disadvantage the Account with an existing investment (and vice versa). Alternatively, where the Fund has an existing investment and another Account makes a later investment, terms that benefit the later investing Account may disadvantage the Fund (and vice versa).

In addition, conflicts associated with other Accounts will also be exacerbated with respect to the simultaneous management by Goldman Sachs of investments in the same single asset. In the context of an investment involving a single asset, this is more likely to occur since it is more likely that the Fund will have voting, consent or other rights regarding transactions involving those single assets. Conflicts may also exist where the different Accounts invest in the same securities but at different times, or where one Account has a control stake while another Account does not have a control stake. In addition, in all of these situations the conflicts that otherwise apply to transactions will generally continue to apply and in some situations be exacerbated by the foregoing issues.

Conflicts Arising from Investments by Multiple XIG-Related Accounts

In some cases, different XIG Accounts invest in a single management company, or fund that invests primarily in management companies, in multiple ways (e.g., a primary investment by one XIG Account in a fund and then a Secondary Investment by another XIG Account in the same fund or a related vehicle). In addition, with respect to certain investments, one XIG Account, such as the Fund, has the right to participate in fees and performance compensation that a third-party manager receives from a management company, or fund that invests primarily in management companies, and another XIG Account may make an investment in that management company or fund. This creates a conflict of interest as one XIG Account will be negotiating as an investor with the management company or fund in which another XIG Account holds an ownership or profits interest. For more information on conflicts associated with profits interests see “—Conflicts Relating to Profits Interest” below. Additional conflicts of interest applicable to XIG are set forth in Item 11, “Code of Ethics, Participation or Interest in Client Transactions and Personal Trading” in the Investment Adviser’s Form ADV.

Conflicts Relating to Profits Interests

Certain investment vehicles and other XIG Accounts have entered into, or are third-party beneficiaries of, agreements with certain unaffiliated portfolio managers, the Underlying Private Funds they manage, or their affiliates, pursuant to which the XIG Accounts hold interests in the equity, revenues or profits of, or with respect to, unaffiliated portfolio managers (“Profits Interests”). Profits Interests take different forms and are documented in different ways. In certain cases, a Profits Interest entitles an XIG Account to receive a share of the fees, profits or revenue received by an unaffiliated portfolio manager or its affiliates. In some other cases, the holder of a Profits Interest receives the benefit of reduced management fees and/or incentive compensation in an Underlying Private Fund based in part on the aggregate management fees and incentive compensation earned by the unaffiliated portfolio manager from other investors. A Profits Interest generally is received in consideration of either an investment in the unaffiliated portfolio manager or an affiliate thereof or a “seed” investment in an Underlying Private Fund managed by the applicable unaffiliated portfolio manager.

In each case, the holder of a Profits Interest benefits from fees, allocations or other compensation earned by the unaffiliated portfolio managers or their affiliates with respect to their Underlying Private Funds. These fees, allocations and other compensation may be significant. Conversely, to the extent that the Fund holds Profits Interests in an unaffiliated portfolio manager, the Fund will receive less of a benefit if another XIG Account negotiates a discount on any fees, allocations or other compensation paid to such unaffiliated portfolio manager or its affiliates and/or its Underlying Private Funds.

XIG Accounts have in the past invested, and are expected in the future to invest, in Underlying Private Funds where certain other XIG Accounts have Profits Interests, which gives rise to certain conflicts of interest as described below. The Fund may acquire Profits Interests in certain circumstances.

Conflicts Associated with the Decision for the Fund to Invest in an Underlying Private Fund Where Another XIG Account has a Profits Interest

Where an XIG Account has a Profits Interest, the XIG Account will generally receive greater compensation as the assets managed by the unaffiliated portfolio manager increase. This typically results in Goldman Sachs, through its incentive compensation in the other XIG Account, also receiving additional compensation.

For the reasons described in the prior paragraph, Goldman Sachs has an incentive to cause the Fund to invest in Underlying Private Funds where an XIG Account has a Profits Interest in the relevant unaffiliated portfolio manager. This incentive is more acute if the Fund, together with one or more other XIG Accounts, are making a significant investment in the Underlying Private Funds or an XIG Account has a particularly significant Profits Interest in the unaffiliated portfolio manager. This conflict is also exacerbated in cases where Goldman Sachs receives greater fees and other compensation in respect of the XIG Account which holds the Profits Interest, as compared to the Fund.

In most cases where the foregoing conflict applies, the Fund will not have the same portfolio managers as the XIG Account that holds the Profits Interest with respect to the Underlying Private Fund. In select cases, however, XIG Accounts that principally focus on secondary investments (including the Fund) have acquired (or may in the future acquire) Profits Interests, typically as a result of an investment alongside an XIG Account whose principal focus is acquiring Profits Interests. As a result, in some cases the Fund will be considering an investment in an Underlying Private Fund and the Fund will have the same portfolio managers as another XIG Account with a Profits Interest in that Underlying Private Fund, further exacerbating this conflict.

Conflicts Relating to Exercise of Voting and/or Consent Where an XIG Account Holds a Profits Interest

An XIG Account holding a Profits Interest generally has limited consent rights (or other governance-related rights) in respect of an unaffiliated portfolio manager’s business. In some cases, the exercise of such a right (or failure to exercise such a right) may impact Underlying Private Funds managed by such unaffiliated portfolio manager. In turn, the Fund may be adversely affected if the Fund is invested in such an Underlying Private Fund.

Alternatively, where the Fund is asked to vote on or consent to a matter with respect to an Underlying Private Fund in which it is invested, Goldman Sachs will have a conflict of interest if a different XIG Account holds a Profits Interest in the applicable unaffiliated portfolio manager. For example, the Fund could have the right to vote on (or grant a consent regarding) amending the governing documents of an Underlying Private Fund, extending a fundraising or investment period, changing the economic terms of an Underlying Private Fund (including “resetting” economics), approving a conflict of interest or approving replacement key persons under a key-person provision. In each case, Goldman Sachs has an incentive to cause the Fund to approve the vote or consent being sought by the Underlying Private Fund because such approval generally would provide a benefit to the XIG Account holding the Profits Interest.

Conflicts relating to these votes and consents are exacerbated by differences in the fees and other compensation Goldman Sachs receives from the different XIG Accounts (as compared to the fees and other compensation received from the Fund) or where the XIG Account with the interest in the Underlying Private Fund has the same portfolio managers as the XIG Account with the Profits Interest. For further information on these exacerbating factors see “—Conflicts Associated with the Decision for the Fund to Invest in an Underlying Private Fund Where Another XIG Account has a Profits Interest” above.

Conflicts Relating to Acquiring a Profits Interest

Where the Fund holds a Profits Interest, it will have a conflict of interest with other XIG Accounts which actually invest or consider investing in the Underlying Private Funds to which the Profits Interest relates. These conflicts are similar to the conflicts described above regarding situations in which the Fund invests in an Underlying Private Fund and another XIG Account has a Profits Interest with respect to that Underlying Private Fund. See “—Conflicts Associated with the Decision for the Fund to Invest in an Underlying Private Fund Where Another XIG Account has a Profits Interest” above. For example, a Profits Interest held by the Fund will typically increase in value as the relevant unaffiliated portfolio manager’s assets under management increase. Accordingly, the value of the Profits Interest would increase if other XIG Accounts invest with the unaffiliated portfolio manager. See “ — Conflicts Associated with the Decision for the Fund to Invest in an Underlying Private Fund Where Another XIG Account has a Profits Interest” above. In addition, due to regulatory considerations and/or to mitigate certain conflicts of interest, the Fund’s Profits Interest in an unaffiliated portfolio manager may exclude management fees and performance-based compensation associated with investments by other XIG Accounts in the Underlying Private Funds of the unaffiliated portfolio managers. Furthermore, in order to mitigate certain conflicts, for a certain period of time following the acquisition of a Profits Interest in an unaffiliated portfolio manager by the Fund, other XIG Accounts may be restricted from investing in Underlying Private Funds managed by the unaffiliated portfolio manager. Such restriction may adversely affect the unaffiliated portfolio manager, including by limiting its assets under management, and, in turn, may have an adverse effect on the returns of the Fund. XIG Accounts holding a Profits Interest may also have consent or other governance rights regarding an unaffiliated portfolio manager. If another XIG Account is invested in an Underlying Private Fund of the unaffiliated portfolio manager, then the other XIG Account may be adversely affected by the Fund’s exercise of (or failure to exercise) any such consent or other governance right. See “—Conflicts Relating to Exercise of Voting and/or Consent Where an XIG Account Holds a Profits Interest” above.

Further, one or more XIG Accounts (but not the Fund) that are invested in an Underlying Private Fund may be asked to vote on or consent to a matter in respect of an Underlying Private Fund while the Fund holds a Profits Interest in the relevant unaffiliated portfolio manager (but not an interest in the Underlying Private Fund). Approval of such a matter may benefit the Fund. See “—Conflicts Relating to Exercise of Voting and/or Consent Where an XIG Account Holds a Profits Interest” above. Notwithstanding that potential benefit, in such circumstance it is the policy of Goldman Sachs to consider only the interests of the XIG Accounts participating in the vote and not the interests of the Fund. In each of the foregoing cases, the conflicts discussed above are further exacerbated because an XIG Account with a Profits Interest in an Underlying Private Fund may have the same portfolio managers as another XIG Account considering or holding an interest in an Underlying Private Fund.

Conflicts Relating to Relationships with Unaffiliated Advisers

The Investment Adviser allocates certain Account assets to, or recommends, one or more unaffiliated advisers, directly or indirectly, through, among other means, discretionary managed accounts or Underlying Private Funds. The interests and business relationships of Goldman Sachs (including the Investment Adviser) and its personnel create potential conflicts in the selection or recommendation of unaffiliated advisers for, or the determination to increase allocations of assets to or withdraw assets from unaffiliated advisers on behalf of, Accounts. Conflicts with respect to such determinations arise because Goldman Sachs derives benefits from certain decisions made in respect of unaffiliated advisers. It is expected that Goldman Sachs will receive various forms of compensation, fees, commissions, payments, rebates, remuneration, services or other benefits (including benefits relating to investment and business relationships of Goldman Sachs) from unaffiliated advisers to which Accounts allocate assets, including for providing a variety of products and services (such as prime brokerage and research services) to such unaffiliated advisers. The Investment Adviser is incentivized to allocate assets to, and refrain from withdrawing assets from, unaffiliated advisers that are themselves (or whose principals or employees are) Account clients or in respect of which the Investment Adviser receives fees or other compensation. The Investment Adviser is also incentivized to allocate assets to, and refrain from withdrawing assets from, unaffiliated advisers for whom Goldman Sachs acts as prime broker or futures commission merchant, or to whom Goldman Sachs provides brokerage, custody or other services and research because of such relationships, including because payments to Goldman Sachs in respect of such activities and services will generally increase as the size of the assets that the unaffiliated adviser manages increases. Goldman Sachs may also benefit as a result of ownership or other interests of Goldman Sachs or Accounts in unaffiliated advisers or their businesses.

In addition, as a major participant in global financial markets providing a wide range of financial services, Goldman Sachs provides various services or has business dealings, arrangements or agreements with affiliates and portfolio companies of unaffiliated advisers. In certain cases, Goldman Sachs, Accounts have equity, profits or other interests in unaffiliated advisers or have entered into arrangements with such unaffiliated advisers in which such unaffiliated advisers would share with Goldman Sachs or an Account a material portion of its fees or allocations (including, without limitation, fees earned by such unaffiliated advisers as a result of the allocation of Account assets to such unaffiliated advisers).

Goldman Sachs (including, without limitation, the Investment Adviser) may receive notice of, or offers to participate in, investment opportunities, including with respect to Profits Interests, from unaffiliated advisers, their affiliates or other third parties. Such investment opportunities may be offered to Goldman Sachs for various reasons, which may include business relationships with unaffiliated advisers or their affiliates or other reasons, including that one or more Accounts have made investments with such unaffiliated advisers. Such opportunities will generally not be required to be allocated to such Accounts unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Accounts’ investments with such unaffiliated advisers. Investment (or continued investment) by particular Accounts with such unaffiliated advisers may result in additional investment opportunities for Goldman Sachs or other Accounts. An Account will not be entitled to compensation in connection with investments that are not allocated to such Account (or not fully allocated to such Account) and are allocated to Goldman Sachs (including the Investment Adviser) or other Accounts (including other Accounts). For additional information regarding conflicts of interest arising in connection with Profits Interests, see “—Conflicts Relating to Profits Interests.”

Underlying Managers Have Conflicts

Unaffiliated portfolio managers have interests and relationships that create conflicts of interest related to their management of the Underlying Private Funds and other investments. Such conflicts of interest are in many cases the same as or similar to those relating to the Investment Adviser in connection with its management of the Fund. In addition, Goldman Sachs (including the Investment Adviser), its personnel and/or Accounts may hold investments in companies that provide services to unaffiliated portfolio managers, Underlying Private Funds and their portfolio companies generally, and, subject to applicable law, the Investment Adviser may refer or introduce such companies’ services to unaffiliated portfolio managers, Underlying Private Funds and other portfolio companies. Accordingly, the conflicts described in this SAI with respect to service providers will also apply when Goldman Sachs seeks to provide services to unaffiliated portfolio managers, Underlying Private Funds and their portfolio companies.

In addition, unaffiliated portfolio managers may be subject to different and additional conflicts of interest. For example, unaffiliated portfolio managers may have potential conflicts of interest related to the investment of client assets in securities and other instruments that may not apply to the Investment Adviser or may apply to the Investment Adviser in a different or more limited manner. Such conflicts may relate to the unaffiliated portfolio managers’ investment allocation practices, their policies regarding co-investments and investments in different parts of an issuer’s capital structure, and the investment of client assets in companies in which they have an interest.

Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares

Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.

Conflicts in Connection with Determining Whether to Serve on Advisory Committees and Service on Advisory Committees; XIG may Serve as Advisory Committee Representative on Behalf of Certain Accounts but not Others

In most cases where the Fund invests in an Underlying Private Fund, the Investment Adviser will not seek to have representatives on committees of investors in Underlying Private Funds which are given the authority to make certain determinations on behalf of the Underlying Private Funds or the investors therein, including in many cases with respect to certain required consents and/or conflicts (such committees, “Underlying Private Fund LPACs”). Furthermore, even if a representative of the Fund serves on an Underlying Private Fund LPAC, Goldman Sachs maintains policies and procedures which require any such representative to recuse himself or herself from certain matters and in certain circumstances, including certain matters where Goldman Sachs has an interest. Alternatively, Goldman Sachs may determine to cause the representative of the Fund to resign a seat on an Underlying Private Fund LPAC for legal, tax or regulatory reasons or to mitigate potential conflicts of interest. Among other items, an Underlying Private Fund LPAC may be vested with the authority to grant consent to an Underlying Private Fund entering into transactions with its general partner, investment manager or their respective associates or other funds managed or advised by such persons. The terms and conditions of such transactions (or any other matter presented to an Underlying Private Fund LPAC) may be adverse to the interests of investors in the Underlying Private Fund, including one or more Accounts, including the Fund. If an Account does not have a representative on an Underlying Private Fund LPAC or such representative recuses herself or himself, then the Account will not be able to exercise any vote on the matter. Goldman Sachs personnel may also serve on an Underlying Private Fund LPAC (i) on behalf of a particular Account but not other Accounts which are also invested in the relevant Underlying Private Fund, including the Fund, or (ii) in connection with the Investment Adviser’s portfolio advisory and monitoring business, pursuant to which XIG is required to, or otherwise may, serve as the representative of certain clients on advisory committees for which such clients have the right to appoint a member (including with respect to an Underlying Private Fund in which Accounts invest). Goldman Sachs personnel may also serve on an Underlying Private Fund LPAC where the decisions of the Underlying Private Fund LPAC are binding upon a co-investment vehicle in which an Account invests. If XIG personnel serve on an Underlying Private Fund LPAC in the manner described in the previous sentences, the personnel serving on such Underlying Private Fund LPAC generally will only consider the interests of the Account or portfolio advisory or monitoring client the personnel are representing and not the interests of other Accounts, including the Fund. Accordingly, the XIG personnel’s actions in respect of the Underlying Private Fund LPAC may adversely affect other Accounts, including the Fund.

Conflicts Related to Agreements with Certain Limited Partners of Underlying Private Funds

Subject to applicable law, a general partner, on its own behalf or on behalf of certain Underlying Private Funds and/or the investment managers of such Underlying Private Funds may enter into separate agreements with limited partners of an Underlying Private Fund (commonly referred to as “side letters”) that alter or supplement a limited partner’s economic, legal or other rights and obligations with respect to such limited partner’s investment in the Underlying Private Fund (each, a “Side Letter”) without notice to other limited partners, which may include the Fund. As a result, limited partners holding similar interests in an Underlying Private Fund may have different returns depending on any arrangements applicable to a given limited partner’s interest. Such Side Letters may cause the net effect of the terms and conditions of the limited partners interests, including the Fund’s interest, in an Underlying Private Fund to differ. In addition, the terms and conditions of the Fund and the other Accounts will differ. The existence of such agreements with only certain limited partners may have a material adverse effect on the limited partners who do not receive preferential terms pursuant to a similar agreement, which may include the Fund.

Management of the Funds by the Investment Adviser

Considerations Relating to Information Held by Goldman Sachs

Goldman Sachs has established certain information barriers and other policies designed to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other areas of Goldman Sachs, and generally will not manage the Funds with the benefit of information held by such other areas. Goldman Sachs, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, will from time to time make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that is adverse to the Funds, and will not have any obligation or other duty to share information with the Investment Adviser.

In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, personnel on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Investment Adviser faces conflicts of interest in determining whether to engage in such wall crossings. In addition, Goldman Sachs or the Investment Adviser may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, Goldman Sachs personnel, businesses, and business units that were moved will no longer have access to the personnel, businesses and business units on the side of the information barrier from which they were moved.

Information obtained in connection with such wall crossings and changes to information barriers may limit or restrict the ability of the Investment Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Investment Adviser may otherwise have purchased or sold for an Account in the absence of a wall crossing or change to an information barrier). In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within the Investment Adviser. The conflicts described herein with respect to information barriers and otherwise with respect to Goldman Sachs and the Investment Adviser also apply to the asset management business of Goldman Sachs Asset & Wealth Management (of which the Investment Adviser is a part), as well as to the other businesses within Goldman Sachs Asset & Wealth Management (including the Investment Adviser). In addition, there may also be circumstances in which, as a result of information held by certain portfolio management teams in the Investment Adviser, the Investment Adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information. The Fund’s portfolio management teams are subject to information barriers established by Goldman Sachs. As a result, each team will at times be restricted from sharing with one another certain information relating to their portfolio holdings and investment process.

In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available for the benefit of the Funds any information regarding Goldman Sachs’ trading activities, strategies or views, or the activities, strategies or views used for other Accounts. Furthermore, to the extent that the Investment Adviser has developed fundamental analysis and proprietary technical models or other information, Goldman Sachs and its personnel, or other parts of the Investment Adviser, will not be under any obligation or other duty to share certain information with the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds), and the Funds may make investment decisions that differ from those they would have made if Goldman Sachs had provided such information, and be disadvantaged as a result thereof.

Different areas of the Investment Adviser and Goldman Sachs take views, and make decisions or recommendations, that are different than those of other areas of the Investment Adviser and Goldman Sachs. Different portfolio management teams within the Investment Adviser make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner different than or adverse to the Funds. Such teams do not share information with the Funds’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

Goldman Sachs operates a business known as Prime Services, which provides prime brokerage, administrative and other services to clients that from time to time involve investment funds (including pooled investment vehicles and private funds) in which one or more Accounts invest (“Underlying Funds”) or markets and securities in which Accounts invest. Prime Services and other parts of Goldman Sachs have broad access to information regarding the current status of certain markets, investments and funds and detailed information about fund operators that is not available to the Investment Adviser. In addition, Goldman Sachs from time to time acts as a prime broker to one or more Underlying Funds, in which case Goldman Sachs will have information concerning the investments and transactions of such Underlying Funds that is not available to the Investment Adviser. As a result of these and other activities, parts of Goldman Sachs will possess information in respect of markets, investments, investment advisers that are affiliated or unaffiliated with Goldman Sachs and Underlying Funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by Accounts or acquire certain positions on behalf of Accounts, or take other actions. Goldman Sachs will be under no obligation or other duty to make any such information available to the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds).

Valuation of the Funds’ Investments

The Investment Adviser performs certain valuation services related to securities and assets held in the Funds. The Investment Adviser performs such valuation services in accordance with its valuation policies. The Investment Adviser may value an identical asset differently than Goldman Sachs, or another division or unit within Goldman Sachs values the asset, including because Goldman Sachs, or such other division or unit, has information or uses valuation techniques and models that it does not share with, or that are different than those of, the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts, including because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements (e.g., in connection with certain regulatory restrictions applicable to different Accounts). In addition, there may be significant differences in the treatment of the same asset by the Investment Adviser and Goldman Sachs, other divisions or units of Goldman Sachs, and/or among Accounts (e.g., with respect to an asset that is a loan, there can be differences when it is determined that such loan is deemed to be on non-accrual status or in default). Differences in valuation should be expected where different third-party vendors are hired to perform valuation functions for the Accounts, the Accounts are managed or advised by different portfolio management teams within the Investment Adviser that employ different valuation policies or procedures, or otherwise. The Investment Adviser will face a conflict with respect to valuations generally because of their effect on the Investment Adviser’s fees and other compensation. Furthermore, the application of particular valuation policies with respect to the Funds will, under certain circumstances, result in improved performance of the Funds.

Data and Information Sharing

Accounts, the Investment Adviser, and/or their respective affiliates, portfolio companies and other investments (collectively, the “Data Parties”) often possess data and information that they may utilize for various purposes and which they would not otherwise possess in the ordinary course of their businesses. For example, information relating to business operations, trends, budgets, customers or users, assets, funding and other metrics that the Data Parties possess or acquire through their management of Accounts and/or their own businesses and investment activities may be used by Goldman Sachs to identify and/or evaluate potential investments for Accounts and to facilitate the management of Accounts, including through operational improvements. Conversely, Goldman Sachs may use data and information that it has or acquires in connection with an Account’s activities for the benefit of Goldman Sachs’ own businesses and investment activities and their portfolio companies and other investments.

From time to time, Goldman Sachs may commission third-party research, at an Account’s expense, in connection with the diligence of an investment opportunity or in connection with its management of a portfolio investment, and such research is expected to subsequently be available to other investment vehicles (and such persons will generally not be required to compensate an Account for the benefit they receive from such research). Such benefits could be material and Goldman Sachs will have no duty, contractual, fiduciary or otherwise, not to use such information in connection with the business and investment activities of itself, Accounts and/or their portfolio companies and other investments.

Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, regulatory limitations on the use of material nonpublic information, and the Data Parties’ information walls, Goldman Sachs is generally free to use data and information from an Account’s activities to assist in the pursuit of its various other interests and activities, including to trade for the benefit of Goldman Sachs or another Account. Accounts and other sources of such data and information may not receive any financial or other benefit from having provided such data and information to Goldman Sachs. The potential ability to monetize such data and information may create incentives for Goldman Sachs to cause an Account to invest in entities and companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.

Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts

The Investment Adviser’s decisions and actions on behalf of the Funds may differ from those on behalf of other Accounts (which may include proprietary accounts of Goldman Sachs). Advice given to, or investment or voting decisions made for, one or more Accounts, may compete with, affect, differ from, conflict with, or involve timing different from, advice given to or investment or voting decisions made for the Funds.

Goldman Sachs engages in a variety of activities in the global financial markets. The extent of Goldman Sachs’ activities in the global financial markets, including without limitation, in its capacity as an investment banker, market maker, financier, lender, investor, prime broker, futures commission merchant, derivatives dealer, adviser, counterparty, agent, principal and research provider, may have potential adverse effects on the Funds. Goldman Sachs, the clients it advises, and its personnel have interests in and advise accounts which have investment objectives or portfolios similar to, related to or opposed to those of the Funds.

The Investment Adviser provides advisory services to the Funds. Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to, related to or opposed to those of the Funds. Goldman Sachs may receive greater fees or other compensation (including performance-based fees) from such Accounts than it does from the Funds, in which case Goldman Sachs is incentivized to favor such Accounts. In addition, Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with Accounts, and/or compete for commercial arrangements or transactions in the same types of companies, assets, securities and other instruments, as the Funds. Such arrangements, transactions or investments adversely affect such Funds by, for example, limiting their ability to engage in such activity or affecting the pricing or terms of such arrangements, transactions or investments. Moreover, a particular Fund on the one hand, and Goldman Sachs or other Accounts, on the other hand, may vote differently on or take or refrain from taking different actions with respect to the same security, which are disadvantageous to the Fund. Additionally, as described below, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.

Transactions by, advice to and activities of Accounts (including with respect to investment decisions, voting and the enforcement of rights) may involve the same or related companies, securities or other assets or instruments as those in which the Funds invest, and it should be expected that such Accounts engage in a strategy while a Fund is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Fund (including its ability to engage in a transaction or other activities).

In various circumstances, different Accounts make investments as part of a single transaction, including in situations in which multiple Accounts comprise a single “fund family” and situations in which Accounts make investments on a side-by-side basis on the same terms and conditions. In these circumstances, the participating Accounts may have different interests, such as different investment timing horizons, including, for example, when certain Accounts are closed-end vehicles or otherwise have a limited investment period, while other Accounts are open-ended or otherwise have a less limited investment period. Similarly, capital contribution and other obligations associated with an investment may extend beyond a particular Account’s investment period or expected term. In such circumstances, the Investment Adviser may negotiate the terms of an investment on a collective basis and such terms may not be as favorable, from the perspective of a particular Account, than if the Account had been the sole participating Account. Terms required by one Account (for example, due to regulatory requirements) when it invests may negatively impact the ability of another Account to consummate the investment or may adversely alter its terms. Similarly, one Account may seek to dispose of an investment at a time when it would be desirable for another Account to continue to hold such investment (or vice versa). Depending on the structure of the applicable investment, disposing of a portion of the investment may be impractical or costly, or may have adverse effects on the rights of Accounts continuing to hold the investment. As a result, the Investment Adviser may be incentivized to accelerate or delay the sale, disposition or restructuring of an investment, which may have an adverse effect on certain of the Accounts participating in the transaction. Further, a particular Account that holds a minority interest in a portfolio company in which another Account owns a majority interest could be adversely affected in the context of restructuring and/or recapitalization transactions with respect to such portfolio company. When making an investment decision with respect to an investment in which multiple Accounts are invested, Goldman Sachs may primarily take into account the specific effect such investment decision will have on the Accounts as a whole, and not based on the best interests of any particular Account. In the event the Investment Adviser makes different investment decisions (including with respect to the timing of dispositions, additional investments, and other decisions) for Funds with respect to an investment in a common portfolio company, such Funds could have different rates of return and profit and loss on the investment or otherwise be adversely affected.

In addition, Goldman Sachs may be engaged to provide advice to an Account that is considering entering into a transaction with a Fund, and Goldman Sachs may advise the Account not to pursue the transaction with the Fund, or otherwise in connection with a potential transaction provide advice to the Account that would be adverse to the Fund. Additionally, if a Fund buys a security and an Account establishes a short position in that same security or in similar securities, such short position may result in the impairment of the price of the security that the Fund holds or could be designed to profit from a decline in the price of the security. A Fund could similarly be adversely impacted if it establishes a short position, following which an Account takes a long position in the same security or in similar securities. Furthermore, Goldman Sachs (including the Investment Adviser) may make filings in connection with a shareholder class action lawsuit or similar matter involving a particular security on behalf of an Account (including a Fund), but not on behalf of a different Account (including a Fund) that holds or held the same security, or that is invested in or has extended credit to different parts of the capital structure of the same issuer. Accounts may also have different rights in respect of an investment with the same issuer, or invest in different classes of the same issuer that have different rights, including, without limitation, with respect to liquidity. The determination to exercise such rights by the Investment Adviser on behalf of such other Accounts may have an adverse effect on the Funds.

The Funds are expected to transact with a variety of counterparties. Some of these counterparties will also engage in transactions with other Accounts managed by the Investment Adviser or another Goldman Sachs entity or business unit. For example, a Fund may directly or indirectly purchase assets from a counterparty at the same time the counterparty (or an affiliate thereof) is also negotiating to purchase different assets from another Account. This creates potential conflicts of interest, particularly with respect to the terms and purchase prices of the sales. For example, Goldman Sachs may receive fees or other compensation in connection with the sale of assets by an Account to a counterparty, which creates an incentive to negotiate a higher purchase price for those assets in a separate transaction where the Fund is a purchaser.

Similarly, a particular Fund may dispose of one or more assets through a block sale that includes assets held by other Accounts or as part of a series of transactions in which assets from multiple Accounts are sold to the same purchaser. This creates potential conflicts of interest, particularly with regard to the determination of the purchase prices of the applicable assets. For example, Goldman Sachs may receive greater fees or other compensation (including performance-based fees) in connection with the sale of assets in other Accounts that participate in a block sale as compared to the compensation that Goldman Sachs receives in connection with the sale of assets by the particular Fund. There can be no assurance that the compensation received by the particular Fund as a result of participating in a block sale would be greater than the compensation that the particular Fund would receive if its assets were sold as part of a standalone transaction. Any such transaction will be effected in accordance with the Investment Adviser’s fiduciary obligations.

Goldman Sachs (including, as applicable, the Investment Adviser) and its personnel, when acting as an investment banker, market maker, financier, lender, investor, prime broker, futures commission merchant, derivatives dealer, adviser, counterparty, agent, principal or research provider, or in other capacities, may advise on transactions, may make investment decisions or recommendations, provide differing investment views or have views with respect to research or valuations that are inconsistent with, or adverse to, the Funds’ interests and activities. Shareholders may be offered (or may already have) access to advisory services through several different Goldman Sachs businesses (including through GS&Co. and the Investment Adviser). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and apply different criteria to the same or similar strategies and have differing investment views in respect of an issuer or a security or other investment. Similarly, within the Investment Adviser, certain investment teams or portfolio managers can have differing or opposite investment views in respect of an issuer or a security, and as a result some or all of the positions a Fund’s investment team or portfolio managers take in respect of the Fund will be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams or portfolio managers of the Investment Adviser. Research, analyses or viewpoints will be available to clients or potential clients at different times. Goldman Sachs will not have any obligation or other duty to make available to the Funds any research or analysis at any particular time or prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Funds, and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. The timing of transactions entered into or recommended by Goldman Sachs, on behalf of itself or its clients, including the Funds, may negatively impact the Funds or benefit certain other Accounts. For example, if Goldman Sachs, on behalf of one or more Accounts, implements an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds (whether or not the investment decisions emanate from the same research analysis or other information), it could result, due to market impact or other factors, in liquidity constraints or in certain Funds receiving less favorable investment or trading results or incurring increased costs. Similarly, if Goldman Sachs implements an investment decision or strategy that results in a purchase (or sale) of a security for one Fund, such implementation may increase the value of such security already held by another Account (or decrease the value of such security that such other Account intends to purchase), thereby benefitting such other Account.

Subject to applicable law, the Investment Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies. The Investment Adviser, in its discretion and in certain circumstances, recommends that certain Funds have ongoing business dealings, arrangements or agreements with persons who are (i) former employees of Goldman Sachs, (ii) affiliates or other portfolio companies of Goldman Sachs or other Accounts, (iii) Goldman Sachs’ employees’ family members and/or relatives and/or certain of their portfolio companies or (iv) persons otherwise associated with an investor in an Account or a portfolio company or service provider of Goldman Sachs or an Account. The Funds may bear, directly or indirectly, the costs of such dealings, arrangements or agreements. These recommendations, and recommendations relating to continuing any such dealings, arrangements or agreements, pose conflicts of interest and may be based on differing incentives due to Goldman Sachs’ relationships with such persons. In particular, when acting on behalf of, and making decisions for, Accounts, the Investment Adviser may take into account Goldman Sachs’ interests in maintaining its relationships and business dealings with such persons. As a result, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.

When the Investment Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be reasonable. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.

Potential Conflicts Relating to Follow-On Investments

To the extent permitted by law, from time to time, the Investment Adviser may provide opportunities to Accounts (including potentially the Funds) to make investments in companies in which certain Accounts and/or Goldman Sachs have already invested. Such follow-on investments can create conflicts of interest, such as the determination of the terms of the new investment and the allocation of such opportunities among Accounts (including the Funds). Subject to applicable law and the conditions of the Relief, follow-on investment opportunities may be available to the Funds notwithstanding that the Funds have no existing investment in the issuer, resulting in the assets of the Funds potentially providing value to, or otherwise supporting the investments of, other Accounts and/or Goldman Sachs. Accounts (including the Funds) may also participate in releveraging, recapitalization, and similar transactions involving companies in which other Accounts and/or Goldman Sachs have invested or will invest (subject to applicable law). Conflicts of interest in these and other transactions arise between Accounts (including the Funds) with existing investments in a company or Accounts liquidating their investment in the company, on the one hand, and Accounts making subsequent investments in the company, on the other hand, which have opposing interests regarding pricing and other terms. In addition, the subsequent investments may dilute or otherwise adversely affect the interests of the previously-invested Accounts (including the Funds).

Diverse Interests of Shareholders

It should be expected that the various types of investors in and beneficiaries of the Funds, including to the extent applicable the Investment Adviser and its affiliates, have conflicting investment, tax and other interests with respect to their interests in the Funds. When considering a potential investment for a Fund, the Investment Adviser will generally consider the investment objectives of the Fund, not the investment objectives of any particular investor or beneficiary. The Investment Adviser makes decisions, including with respect to tax matters, from time to time that will be more beneficial to one type of investor or beneficiary than another, or to the Investment Adviser and its affiliates than to investors or beneficiaries unaffiliated with the Investment Adviser. In addition, Goldman Sachs faces certain tax risks based on positions taken by the Funds, including as a withholding agent. Goldman Sachs reserves the right on behalf of itself and its affiliates to take actions adverse to the Funds or other Accounts in these circumstances, including withholding amounts to cover actual or potential tax liabilities.

Selection of Service Providers

The Funds expect to engage service providers (including attorneys and consultants) that in certain cases also provide services to Goldman Sachs and other Accounts. In addition, certain service providers to the Investment Adviser or Funds are also portfolio companies or other affiliates of the Investment Adviser or other Accounts (for example, a portfolio company of an Account may retain a portfolio company of another Account). To the extent it is involved in such selection, the Investment Adviser intends to select these service providers based on a number of factors, including expertise and experience, knowledge of related or similar products, quality of service, reputation in the marketplace, relationships with the Investment Adviser, Goldman Sachs or others, and price. These service providers may have business, financial, or other relationships with Goldman Sachs (including its personnel), which may influence the Investment Adviser’s selection of these service providers for the Funds. In such circumstances, there is a conflict of interest between Goldman Sachs (acting on behalf of the Funds) and the Funds or between Funds if the Funds determine not to engage or continue to engage these service providers.

The Investment Adviser may, in its sole discretion, determine to provide, or engage or recommend an affiliate of the Investment Adviser to provide, certain services, including, but not limited to, services such as internal legal and accounting services, to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular Fund and applicable law, the Investment Adviser or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, the Investment Adviser faces a conflict of interest when selecting or recommending service providers for the Funds. Notwithstanding the foregoing, the selection or recommendation of service providers for the Funds will be conducted in accordance with the Investment Adviser’s fiduciary obligations to the Funds. The service providers selected or recommended by the Investment Adviser may charge different rates to different recipients based on the specific services provided, the personnel providing the services, the complexity of the services provided or other factors. As a result, the rates paid with respect to these service providers by a Fund, on the one hand, may be more or less favorable than the rates paid by Goldman Sachs, including the Investment Adviser, on the other hand. In addition, the rates paid by the Investment Adviser or the Funds, on the one hand, may be more or less favorable than the rates paid by other parts of Goldman Sachs or Accounts managed by other parts of Goldman Sachs, on the other hand. Goldman Sachs (including the Investment Adviser), its personnel, and/or Accounts may hold investments in companies that provide services to entities in which the Funds invest generally, and, subject to applicable law, the Investment Adviser may refer or introduce such companies’ services to entities that have issued securities held by the Funds.

Investments in Goldman Sachs Funds

To the extent permitted by applicable law, the Funds will, from time to time invest in money market, exchange-traded and/or other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the 1940 Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment. To the extent consistent with applicable law, certain Funds that invest in other funds sponsored, managed or advised by Goldman Sachs pay advisory fees to the Investment Adviser that are not reduced by any fees payable by such other funds to Goldman Sachs as manager of such other funds (i.e., there may be “double fees” involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in the Funds to such other funds). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.

The Investment Adviser, from time to time, manages Accounts (including the Funds), which may, individually or in the aggregate, own a substantial amount of the Funds. Further, the Investment Adviser, its affiliates, or another entity (i.e., a seed investor) may invest in the Funds at or near the establishment of such Funds, which may facilitate the Funds achieving a specified size or scale. Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund. Such redemptions could have a significant negative impact on the Fund, including on its liquidity.

Goldman Sachs May In-Source or Outsource

Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Depending upon the nature of the services and subject to the governing documents of the Fund, fees associated with in-sourced or outsourced services will be borne by a Fund or by the Investment Adviser. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

Goldman Sachs Will Act in a Capacity Other Than Investment Adviser to the Funds

Investments in and Advice Regarding Different Parts of an Issuer’s Capital Structure

In some cases, Goldman Sachs (including the Investment Adviser) or Accounts, on the one hand, and the Funds, on the other hand, invest in or extend credit to the same issuer, but in different parts of the issuer’s capital structure. As a result, Goldman Sachs (including the Investment Adviser) or Accounts may take actions that adversely affect the Funds. In addition, in some cases, Goldman Sachs (including the Investment Adviser) advises Accounts with respect to a portion of the capital structure of an issuer at the same time that a particular Account has an investment in different classes of securities of such issuer that are subordinate or senior to the securities with respect to which Goldman Sachs (including the Investment Adviser) is providing advice. Goldman Sachs (including the Investment Adviser) is able to pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of itself or other Accounts with respect to an issuer in which the Funds have invested, and such actions (or inaction) may have a material adverse effect on the Funds.

For example, in the event that Goldman Sachs (including the Investment Adviser) or an Account holds loans, securities or other positions in the capital structure of an issuer that rank senior in preference to the holdings of a Fund in the same issuer, and the issuer experiences financial or operational challenges, Goldman Sachs (including the Investment Adviser), acting on behalf of itself or the Account, may seek a liquidation, reorganization or restructuring of the issuer that has an adverse effect on or otherwise conflicts with the interests of the Fund’s holdings in the issuer. In determining its course of action, Goldman Sachs (including the Investment Adviser) will not consider the interests of the particular Account. For example, Goldman Sachs (including the Investment Adviser) may determine to seek a liquidation, reorganization or restructuring that causes the Fund’s holdings in the issuer to be extinguished or substantially diluted, while Goldman Sachs (including the Investment Adviser) or another Account recovers some or all of the amounts due to them. In addition, in connection with any lending arrangements involving the issuer in which Goldman Sachs (including the Investment Adviser) or an Account participates, Goldman Sachs (including the Investment Adviser) or the Account may seek to exercise its rights under the applicable loan agreement or other document, in a manner detrimental to the Fund. In situations in which Goldman Sachs (including the Investment Adviser) holds positions in multiple parts of the capital structure of an issuer across Accounts (including the Funds), the Investment Adviser may not pursue actions or remedies available to the Fund, as a result of legal and regulatory requirements or otherwise.

These potential issues are examples of conflicts that Goldman Sachs (including the Investment Adviser) will face in situations in which the Funds, and Goldman Sachs (including the Investment Adviser) or other Accounts, invest in or extend credit to different parts of the capital structure of a single issuer. Goldman Sachs (including the Investment Adviser) addresses these issues based on the circumstances of particular situations. For example, Goldman Sachs (including the Investment Adviser) relies on information barriers between different Goldman Sachs (including the Investment Adviser) business units or portfolio management teams. Goldman Sachs (including the Investment Adviser) in some circumstances relies on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.

As a result of the various conflicts and related issues described above and the fact that conflicts will not necessarily be resolved in favor of the interests of the Funds, the Funds could sustain losses during periods in which Goldman Sachs (including the Investment Adviser) and other Accounts (including Accounts sponsored, managed or advised by the Investment Adviser) achieve profits generally or with respect to particular holdings in the same issuer, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed.

Principal and Cross Transactions

When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of certain Funds (for example, those employing taxable fixed income, municipal bond fixed income and structured investment strategies), may (but is under no obligation or other duty to) enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser or its affiliates and cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There are potential conflicts of interest, regulatory issues or restrictions contained in the Investment Adviser’s internal policies relating to these transactions which could limit the Investment

Adviser’s determination and/or ability to engage in these transactions for Accounts (including the Funds). In certain circumstances such as when Goldman Sachs is the only or one of a few participants in a particular market or is one of the largest such participants, such limitations will eliminate or reduce the availability of certain investment opportunities to Accounts (including the Funds) or impact the price or terms on which transactions relating to such investment opportunities may be effected.

Goldman Sachs will have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. The Investment Adviser has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some Accounts relative to other Accounts, including the Funds, due to the relative amount of market savings obtained by the Accounts, and cross transactions may be effected at different prices for different Accounts due to differing legal and/or regulatory requirements applicable to such Accounts. Certain Accounts are also prohibited from participating in cross transactions, even if consent is obtained. Where principal, cross or agency cross transactions are not prohibited, such transactions will be effected in accordance with fiduciary requirements and applicable law (which include disclosure and consent).

Goldman Sachs Acting in Multiple Commercial Capacities

To the extent permitted by applicable law, an issuer in which a Fund has an interest (or in which the Fund acquires an interest in the future) may hire Goldman Sachs to provide underwriting, merger advisory, other financial advisory, placement agency, foreign currency or other hedging, research, asset management services, brokerage services or other services to the issuer. Furthermore, Goldman Sachs sponsors, manages, advises or provides services to affiliated Underlying Funds (or their personnel) in which the Funds invest. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services takes commercial steps in its own interest, or advises the parties to which it is providing services, or takes other actions, any of which may have an adverse effect on a Fund. Such actions may benefit Goldman Sachs. For example, Goldman Sachs may require repayment of all or part of a loan from a company in which an Account (including a Fund) holds an interest, which could cause the company to default or be required to liquidate its assets more rapidly, which could adversely affect the value of the company and the value of the Funds invested therein. If Goldman Sachs advises a company to make changes to its capital structure, the result would be a reduction in the value or priority of a security held (directly or indirectly) by one or more Funds. In addition, underwriters, placement agents or managers of initial public offerings, including Goldman Sachs, often require the Funds who hold privately placed securities of a company to execute a lock-up agreement prior to such company’s initial public offering restricting the resale of the securities for a period of time before and following the initial public offering (“IPO”). As a result, the Investment Adviser will be restricted from selling the securities in such Funds at a more favorable price. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Funds. Goldman Sachs faces conflicts of interest in providing and selecting services for the Funds because Goldman Sachs provides many services and has many commercial relationships with companies and affiliated and unaffiliated Underlying Funds (or their applicable personnel). Providing services to the Funds and companies (or their personnel) in which the Funds invest enhances Goldman Sachs’ relationships with various parties, facilitates additional business development and enables Goldman Sachs to obtain additional business and/or generate additional revenue. Providing such services may also result in Goldman Sachs receiving substantial fees, compensation, and/or remuneration. The Funds will not be entitled to compensation related to any such benefit to businesses of Goldman Sachs. In addition, such relationships may adversely impact the Funds, including, for example, by restricting potential investment opportunities, as described below, incentivizing the Investment Adviser to take or refrain from taking certain actions on behalf of the Funds when doing so would be adverse to such business relationships, and/or influencing the Investment Adviser’s selection or recommendation of certain investment products and/or strategies over others.

Certain of Goldman Sachs’ activities on behalf of its clients also restrict investment opportunities that are otherwise available to the Funds. For example, Goldman Sachs is often engaged by companies as a financial advisor, or to provide financing or other services, in connection with commercial transactions that are potential investment opportunities for the Funds. There are circumstances in which the Funds are precluded from participating in such transactions as a result of Goldman Sachs’ engagement by such companies. In addition, in connection with an equity offering of securities of a portfolio company for which Goldman Sachs is acting as an underwriter, Accounts may, in certain instances, be subject to regulatory restrictions (in addition to contractual restrictions) on their ability to sell equity securities of the portfolio company for a period after completion of the offering. Goldman Sachs reserves the right to act for these companies in such circumstances, notwithstanding the potential adverse effect on the Funds. Goldman Sachs (including the Investment Adviser) also represents creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent non-U.S. bankruptcy laws) or prior to these filings. From time to time, Goldman Sachs (including the Investment Adviser) serves on creditor or equity committees. It should be expected that these actions, for which Goldman Sachs may be compensated, will limit or preclude the flexibility that the Funds otherwise have to buy or sell securities issued by those companies, as well as certain other assets. Please also see “—Management of the Funds by the Investment Adviser—Considerations Relating to Information Held by Goldman Sachs” above and “—Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds” below.

Goldman Sachs is frequently engaged as a financial advisor or financing provider to corporations and other entities and their management teams, including companies in which Accounts have an equity or debt investment, in connection with the sale of those companies or some or all of their assets. Goldman Sachs’ compensation in connection with these engagements may be substantial and is usually based upon sales proceeds and is contingent, in substantial part, upon a sale. As a result, in situations where sellers require Goldman Sachs to act exclusively on their behalf, Accounts will be precluded in many instances from attempting to acquire securities of the business being sold or otherwise participate as a buyer in the transaction. Goldman Sachs’ decision to take on seller engagements is based upon a number of factors, including the likelihood in any particular situation that the successful buyer will be a financial purchaser rather than a strategic purchaser, the likelihood that any Accounts will be involved in the financing of that transaction and the compensation Goldman Sachs might receive by representing the seller. Goldman Sachs may be given a choice by a seller of acting as its agent, as a potential purchaser of securities or assets, or as a buyer’s source of financing through Accounts. Goldman Sachs reserves the right to act as the seller’s agent in those circumstances, even where this choice may preclude Accounts from acquiring the relevant securities or assets. Accounts can provide financing to buyers in connection with the buyer’s purchase of securities or assets where Goldman Sachs is acting as adviser to the seller.

Goldman Sachs also represents potential buyers of businesses, including private market and equity sponsors, and Goldman Sachs’ compensation in connection with these representations may be substantial. In these cases, Goldman Sachs’ compensation is usually a flat fee that is contingent, in substantial part, upon a purchase. Accordingly, Goldman Sachs may have an incentive to direct an acquisition opportunity to one of these parties rather than to Accounts or to form a consortium with one or more of these parties to bid for the acquisition opportunity, thereby eliminating or reducing the investment opportunity available to Accounts. Furthermore, Goldman Sachs may seek to provide acquisition financing to one or more other bidders in these auctions, including in situations where an Account is bidding for the asset. In addition, Accounts may seek to provide acquisition financing to the buyer or one or more other bidders, which could be in competition with Goldman Sachs providing acquisition financing. Moreover, Goldman Sachs may provide financing to an Account in situations where it is also offering financing to one or more other bidders and such other bidders could be in competition with Accounts to provide financing. Goldman Sachs’ buyer and financing assignments may include representation of clients who would not permit either Goldman Sachs or affiliates thereof, potentially including Accounts, to invest in the acquired company. In this case, none of the Investment Adviser or its affiliates, including Accounts, would be allowed to participate as an investor. In some cases, a buyer represented by Goldman Sachs may invite Investment Adviser and certain Accounts to participate in the investment. Alternatively, Investment Adviser and certain Accounts may be invited to provide financing for this type of purchase. Each of these situations is likely to present difficult competing considerations involving conflicts of interest between Goldman Sachs and Accounts, including, for example, the price or terms of any Account investment in a company advised by Goldman Sachs. In addition, Goldman Sachs may accept buyer advisory assignments in respect of a company in which Accounts have an equity or debt investment. Accounts may be precluded from selling their investment during the assignment. Goldman Sachs evaluates potential buyer assignments in light of factors similar to those that will be considered in engaging in seller assignments.

Subject to applicable law, the Investment Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in Goldman Sachs or other Accounts being relieved of obligations or otherwise divested of investments. For example, subject to applicable law certain Funds may acquire securities or indebtedness of a company affiliated with Goldman Sachs directly or indirectly through syndicate or secondary market purchases, or make a loan to, or purchase securities from, a company that uses the proceeds to repay loans made by Goldman Sachs. These activities by a Fund may enhance the profitability of Goldman Sachs or other Accounts with respect to their investment in and activities relating to such companies. The Fund will not be entitled to compensation as a result of this enhanced profitability.

To the extent permitted by applicable law, Goldman Sachs (including the Investment Adviser) creates, writes, sells, issues, invests in or acts as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds or which are otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.

Goldman Sachs makes loans to, and enters into margin, asset-based or other credit facilities or similar transactions with, clients, companies or individuals that are secured by publicly or privately held securities or other assets, including a client’s Fund shares as described above. Some of these borrowers are public or private companies, or founders, officers or shareholders in companies in which the Funds (directly or indirectly) invest, and such loans may be secured by securities of such companies, which may be the same as, pari passu with, or more senior or junior to, interests held (directly or indirectly) by the Funds. Other borrowers include certain Goldman Sachs clients that pledge their interests in certain Accounts to Goldman Sachs as collateral for such loans. In connection with its rights as lender, Goldman Sachs acts to protect its own commercial interest and may take actions that adversely affect the borrower, including by liquidating or causing the liquidation of securities on behalf of a borrower or foreclosing and liquidating such securities in Goldman Sachs’ own name. Such actions will adversely affect the Funds (if, for example, a large position in a security is liquidated, among the other potential adverse consequences will be that the value of such security will decline rapidly and the Funds will in turn decline in value or will be unable to liquidate their positions in such security at an advantageous price or at all). In addition, any foreclosure on collateral consisting of interests in an Account could have an adverse effect on that Account and its financing arrangements. In addition, Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Fund shares, which would provide Goldman Sachs with the right to redeem or repurchase such Fund shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions or repurchases may be significant and may be made without notice to the shareholders.

Conflicts of interest also arise in the context of a restructuring or refinancing of debt securities that are owned by both Goldman Sachs and certain Accounts. In connection with any such restructuring or refinancing, the issuer could ask for broad liability releases not only from the participants themselves, but in addition from any affiliates of the participants that also hold the debt securities being restructured or refinanced. To the extent that a particular Account does not have the authority to provide such a release and is unable to negotiate a narrower release, it would be precluded from participating in the transaction, which could disadvantage such Account.

Allocation of Personnel, Services and/or Resources

Conflicts of interest may arise in allocating time, personnel and/or resources of the Investment Adviser among the investment activities of multiple Accounts. The Investment Adviser and other Goldman Sachs personnel who play key roles in managing the Accounts may spend a portion of their time on matters other than or only tangentially related to any particular Account, or may leave the Investment Adviser for another investment group of Goldman Sachs (or may leave Goldman Sachs entirely). Time may be spent on other Goldman Sachs investment activities, including without limitation, investments made on behalf of Goldman Sachs and certain other entities (including special purpose acquisition companies) that are not investment advisory clients of the Investment Adviser. As a result, the other obligations of these individuals could conflict with their responsibilities to any of the Accounts. Further, the Investment Adviser may devote less time, services or resources to sourcing for investments of insufficient size to be expected to be shared with the other Accounts, even where such investment opportunities may be in the best interest of an Account.

Code of Ethics and Personal Trading

Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and Distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the 1940 Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons buy and sell securities or other investments for their personal accounts, including investments in the Funds, and also take positions that are the same as, different from, or made at different times than, positions taken (directly or indirectly) by the Funds. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by electronic request to publicinfo@sec.gov. Additionally, all Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading. The Investment Adviser requires pre-clearance of personal securities transactions, both public and private, by the Investment Adviser personnel and the Investment Adviser can deny any such transaction in its discretion. In order to address potential conflicts of interest with the Accounts and other legal and regulatory restrictions (such as when the Investment Adviser has confidential information about a portfolio company), Goldman Sachs maintains a list of securities in which the Investment Adviser personnel cannot trade. Additionally, the Investment Adviser generally does not allow its personnel to purchase securities of single-name public issuers.

Related Party Transaction Review Policy

The Audit Committee will review any potential related party transactions brought to its attention and, during these reviews, will consider any conflicts of interest brought to its attention pursuant to the Funds’ Code of Ethics. Each of the Funds’ trustees, directors and executive officers completes a questionnaire on an annual basis designed to elicit information about any potential related party transactions.

Proxy Voting by the Investment Adviser

The Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Investment Adviser in respect of securities held by the Funds may benefit the interests of Goldman Sachs and/or Accounts other than the Funds. Examples of material conflicts of interest that could arise in connection with a proxy voting decision include, without limitation, circumstances in which (i) Goldman Sachs has a business relationship with or other interests in the issuer or another interested party and (ii) Goldman Sachs personnel have a personal relationship with personnel of the issuer or another interested party. Conflicts of interest relating to proxy voting decisions also arise in situations in which Goldman Sachs (including the Investment Adviser) or Accounts (including the Funds), on the one hand, and a particular Account, on the other hand, invest in or extend credit to the same issuer, but in different parts of the issuer’s capital structure. See Item 11 (“Code of Ethics, Participation or Interest in Client Transactions and Personal Trading—Participation or Interest in Client Accounts—Investments in and Advice Regarding Different Parts of an Issuer’s Capital Structure”) of the Investment Adviser’s Form ADV. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “PROXY VOTING.”

Conflicts Relating to the Fund’s Ability to Vote and/or Consent to Certain Matters

When the Investment Adviser invests the Fund’s assets in Underlying Private Funds, the Fund generally has no ability to take any action with respect to the securities held by the Underlying Private Funds. The Fund, however, will generally have certain voting and/or consent rights with respect to the Underlying Private Funds. To the extent the Fund holds any underlying portfolio assets directly, the Fund will generally have the authority to make voting or consent determinations regarding those portfolio assets.

Where the Fund has a voting or consent right, the Investment Adviser will generally be responsible for determining the Fund’s action or inaction unless the Investment Adviser determines that it will not participate in a particular determination for legal or regulatory reasons (including in connection with compliance with the Bank Holding Company Act). Certain voting and/or consent decisions made by the Investment Adviser with respect to securities held by the Fund or an Underlying Private Fund may benefit the interests of Goldman Sachs and/or Accounts other than the Fund. In addition, the Fund (or representative of the Fund or an Underlying Private Fund advisory committee) may have the opportunity to vote on or consent to a matter where other Goldman Sachs business lines are also involved in the matter. Under certain circumstances, the Investment Adviser may elect to cause the Fund to waive voting rights, including in order to allow other Accounts to avoid becoming subject to certain regulatory restrictions. See “—Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Fund” below.

Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds

The Investment Adviser restricts its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by the Investment Adviser or Goldman Sachs, Goldman Sachs’ roles in connection with other clients and in the capital markets (including in connection with advice it gives to such clients or commercial arrangements or transactions that are undertaken by such clients or by Goldman Sachs), Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Funds). In certain cases, the Investment Adviser will not engage in transactions or other activities for, or enforce certain rights in favor of, one or more Funds due to Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.

In addition, in certain circumstances, the Investment Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Goldman Sachs and other Accounts) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Goldman Sachs, including the Investment Adviser, or on other Accounts, or where exceeding a threshold is prohibited or results in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations arise include, without limitation: (i) a prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that has a dilutive impact on the holdings of the Fund should a threshold be exceeded; (iii) provisions that cause Goldman Sachs to be considered an “interested stockholder” of an issuer; (iv) provisions that cause Goldman Sachs to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations. In addition, due to regulatory restrictions, certain Accounts are prohibited from, or are subject to certain restrictions when, trading with or through Goldman Sachs, engaging Goldman Sachs as a service provider or purchasing investments issued or managed by Goldman Sachs.

When faced with the foregoing limitations, Goldman Sachs will generally avoid exceeding the threshold because exceeding the threshold could have an adverse impact on the ability of the Investment Adviser or Goldman Sachs to conduct its business activities. The Investment Adviser may also reduce a Fund’s interest in, or restrict a Fund from participating in, an investment opportunity that has limited availability or where Goldman Sachs has determined to cap its aggregate investment in consideration of certain regulatory or other requirements so that other Accounts that pursue similar investment strategies are able to acquire an interest in the investment opportunity. In some cases, the Investment Adviser determines not to engage in certain transactions or activities beneficial to the Funds because engaging in such transactions or activities in compliance with applicable law would result in significant cost to, or administrative burden on, the Investment Adviser or create the potential risk of trade or other errors. In circumstances in which the Funds and one or more registered investment funds and/or business development companies are permitted under applicable law to make side-by-side investments, Goldman Sachs, acting on behalf of the Funds, may be limited in the terms of the transactions that it may negotiate under applicable law. This may have the effect of limiting the ability of the Funds from participating in certain transactions or result in terms to the Funds that are less favorable than would have otherwise been the case.

The Investment Adviser generally is not permitted to use material non-public information in effecting purchases and sales in transactions for the Funds that involve public securities. The Investment Adviser may limit an activity or transaction (such as a purchase or sale transaction) which might otherwise be engaged in by the Funds, including as a result of information held by Goldman Sachs (including the Investment Adviser or its personnel). For example, directors, officers and employees of Goldman Sachs may take seats on the boards of directors of, or have board of directors observer rights with respect to, companies in which Goldman Sachs invests on behalf of the Funds. To the extent a director, officer or employee of Goldman Sachs were to take a seat on the board of directors of, or have board of directors observer rights with respect to, a public company, the Investment Adviser (or certain of its investment teams) may be limited and/or restricted in its or their ability to trade in the securities of the company. In addition, any such director, officer or employee of Goldman Sachs that is a member of the board of directors of a portfolio company may have duties in his or her capacity as a director that conflict with the Investment Adviser’s duties to Accounts, and may act in a manner that disadvantages or otherwise harms a Fund and/or Goldman Sachs. In addition, the Investment Adviser may, in its sole discretion, determine to limit the information it receives in respect of an investment opportunity to avoid receiving material non-public information. As a result, other investors may be in possession of information in respect of investments, which, if known to the Investment Adviser, might cause the Investment Adviser to not make such investment, to seek to dispose of, retain or increase interests in such investments, or take other actions. Any decision by the Investment Adviser to limit access to such information may be disadvantageous to an Account.

Different areas of Goldman Sachs come into possession of material non-public information regarding an issuer of securities held by an Underlying Private Fund in which an Account invests. In the absence of information barriers between such different areas of Goldman Sachs or under certain other circumstances, the Account will be prohibited, including by internal policies, from trading, redeeming from or otherwise disposing of such security or such Underlying Private Fund during the period such material non-public information is held by such other part of Goldman Sachs, which period may be substantial. As a result, the Account would not be permitted to redeem from an Underlying Private Fund in whole or in part during periods when it otherwise would have been able to do so, which could adversely affect the Account. Other investors in the Underlying Private Fund that are not subject to such restrictions may be able to redeem from the Underlying Private Fund during such periods.

In addition, the Investment Adviser’s clients may partially or fully fund a new Account with in-kind securities in which the Investment Adviser is restricted. In such circumstances, the Investment Adviser will generally sell any such securities at the next available trading window, subject to operational and technological limitations (unless such securities are subject to another express arrangement), requiring such Accounts to dispose of investments at an earlier or later date and/or at a less favorable price than would otherwise have been the case had the Investment Adviser not been so restricted. Accounts will be responsible for all tax liabilities that result from any such sale transactions.

The Investment Adviser operates a program reasonably designed to ensure compliance generally with economic and trade sanctions-related obligations applicable directly to its activities (although such obligations are not necessarily the same obligations to which any particular Fund is subject). Such economic and trade sanctions may prohibit, among other things, transactions with and the provision of services to, directly or indirectly, certain countries, territories, entities and individuals. It should be expected that these economic and trade sanctions, if applicable, and the application by the Investment Adviser of its compliance program in respect thereof, will restrict or limit the Funds’ investment activities, and may require the Investment Adviser to cause a Fund to sell its position in a particular investment at an inopportune time and/or when the Investment Adviser would otherwise not have done so.

The Investment Adviser may determine to limit or not engage at all in transactions and activities on behalf of the Funds for reputational, legal or other reasons. Examples of when such determinations may be made include, but are not limited to, where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related activity or transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, where there are political, public relations, or other reputational considerations relating to counterparties or other participants in such activity or transaction or where such activity or transaction on behalf of or in respect of the Funds could affect in tangible or intangible ways Goldman Sachs, the Investment Adviser, an Account or their activities.

Goldman Sachs has and seeks to have long-term relationships with many significant participants in the financial markets. Goldman Sachs also has and seeks to have longstanding relationships with, and regularly provides financing, investment banking services and other services to, a significant number of corporations and private market and equity sponsors, leveraged buyout and hedge fund purchasers, and their respective senior managers, shareholders and partners. Some of these purchasers may directly or indirectly compete with Accounts for investment opportunities. Goldman Sachs considers these relationships, as well as client relationships and reputational considerations, in its management of Accounts. In this regard, there may be certain investment opportunities or certain investment strategies that Goldman Sachs (i) does not undertake on behalf of Accounts in view of these relationships, or (ii) refers to clients (in whole or in part) instead of retaining for Accounts. Similarly, Goldman Sachs may take the existence and development of such relationships into consideration in the management of Fund portfolios. Without limiting the generality of the foregoing, there may, for example, be certain strategies involving the acquisition, management or realization of particular investments that an Account will not employ in light of these relationships, as well as investment opportunities or strategies that an Account will not pursue in light of their potential impact on other areas of Goldman Sachs or on Account investments or be unable to pursue as a result of non-competition agreements or other similar undertakings made by Goldman Sachs.

Goldman Sachs will consider its client relationships and the need to preserve its reputation in its management of Accounts and, as a result, (i) there may be certain investment opportunities or strategies that Goldman Sachs will not undertake on behalf of Funds or will refer to one or more Funds but not others, (ii) there may be certain rights or activities that Goldman Sachs will not undertake on behalf of Funds (including in respect of director representation and recusal), or (iii) there may be certain investments that, in certain limited circumstances, are sold, disposed of or restructured earlier or later than otherwise expected.

In order to engage in certain transactions on behalf of a Fund, the Investment Adviser will also be subject to (or cause the Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or the Fund are required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearing houses and other venues, or are required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue often result in the Investment Adviser and/or the Fund being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.

From time to time, a Fund, the Investment Adviser or its affiliates and/or their service providers or agents are required, or determine that it is advisable, to disclose certain information about the Fund, including, but not limited to, investments held by the Fund, and the names and percentage interest of beneficial owners thereof (and the underlying beneficial owners of such beneficial owners), to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or the Fund. The Investment Adviser generally expects to comply with requests to disclose such information as it so determines including through electronic delivery platforms; however, in some cases, the Investment Adviser will cause the sale of certain assets for the Fund rather than make certain required disclosures, at a time that is inopportune from a pricing or other standpoint. In addition, the Investment Adviser may provide third parties with aggregated data regarding the activities of, or certain performance or other metrics associated with the Accounts, and the Investment Adviser may receive compensation from such third parties for providing them such information.

Goldman Sachs may become subject to additional restrictions on its business activities that could have an impact on the Funds’ activities. In addition, the Investment Adviser may restrict its investment decisions and activities on behalf of the Funds and not other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser.

Brokerage Transactions

Subject to applicable law, the Investment Adviser often selects U.S. and non-U.S. broker-dealers (including affiliates of the Investment Adviser) that furnish the Investment Adviser, the Funds, Investment Adviser affiliates and other Goldman Sachs personnel with proprietary or third-party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s view, appropriate assistance to the Investment Adviser in the investment decision-making process. These brokerage and research services may be bundled with the trade execution, clearing or settlement services provided by a particular broker-dealer and, subject to applicable law, the Investment Adviser may pay for such brokerage and research services with client commissions (or “soft dollars”). There are instances or situations in which such practices are subject to restrictions under applicable law. For example, the EU’s Markets in Financial Instruments Directive II (“MiFID II”) restricts EU domiciled investment advisers from receiving research and other materials that do not qualify as “acceptable minor non-monetary benefits” from broker-dealers unless the research or materials are paid for by the investment advisers from their own resources or from research payment accounts funded by and with the agreement of their clients.

Accounts differ with regard to whether and to what extent they pay for brokerage and research services through commissions and, subject to applicable law, brokerage and research services may be used to service the Funds and any or all other Accounts throughout the Investment Adviser, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the relative amount of commissions paid by the Funds and in particular those Accounts that do not pay for brokerage and research services or do so to a lesser extent, including in connection with the establishment of maximum budgets for research costs (and switching to execution-only pricing when maximums are met). The Investment Adviser does not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.

Since the Fund generally acquires and disposes of investments in privately negotiated transactions, the Fund infrequently uses brokers in connection with its investments in Underlying Private Funds. The Fund may use brokers in connection with the portion of the Fund’s portfolio that is invested in Liquid Investments. Subject to policies established by the Board, the Investment Adviser is primarily responsible for the execution of the publicly traded securities and Liquid Investments portions of the Fund’s portfolio transactions and the allocation of brokerage commissions. The Investment Adviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for the Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Investment Adviser generally seeks reasonably competitive trade execution costs, the Fund does not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the Investment Adviser may select a broker based partly upon brokerage and research services provided to the Fund, the Investment Adviser and any other Accounts. Such brokerage and research services may include research reports on companies; industries and securities; economic and financial data; financial publications; computer data bases; quotation equipment and services; and research-oriented computer hardware, software and other services. In return for such services, the Fund may pay a higher commission than other brokers would charge if the Investment Adviser determines in good faith that such commission is reasonable in relation to the services provided.

Aggregation of Orders by the Investment Adviser

The Investment Adviser follows policies and procedures pursuant to which it may (but is not required to) combine or aggregate purchase or sale orders for the same security or other instrument for multiple Accounts (including Accounts in which Goldman Sachs or personnel of Goldman Sachs have an interest) (sometimes referred to as “bunching”), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Investment Adviser aggregates orders when the Investment Adviser considers doing so to be operationally feasible and appropriate and in the interests of its clients and may elect block trade treatment when available. In addition, under certain circumstances orders for the Funds may be aggregated with orders for Accounts that contain Goldman Sachs assets.

When a bunched order or block trade is completely filled, or if the order is only partially filled, at the end of the day, the Investment Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the Funds’ relative sizes. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).

Although it may do so in certain circumstances, the Investment Adviser does not always bunch or aggregate orders for different Funds, elect block trade treatment or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made by different portfolio management teams or if different portfolio management processes are used for different account types, if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations, which may differ among Accounts. For example, time zone differences, trading instructions, cash flows, separate trading desks or portfolio management processes may, among other factors, result in separate, non-aggregated, non-netted executions, with orders in the same instrument being entered for different Accounts at different times or, in the case of netting, buy and sell trades for the same instrument being entered for the same Account. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated orders than on orders for Funds that are not aggregated, and incur lower transaction costs on netted orders than orders that are not netted. The Investment Adviser is under no obligation or other duty to aggregate or net for particular orders. Where orders for a Fund are not aggregated with other orders, or not netted against orders for the Fund or other Accounts, the Fund will not benefit from a better price and lower commission rate or lower transaction cost that might have been available had the orders been aggregated or netted. Aggregation and netting of orders may disproportionately benefit some Accounts relative to other Accounts, including a Fund, due to the relative amount of market savings obtained by the Accounts. The Investment Adviser may aggregate orders of Accounts that are subject to MiFID II (“MiFID II Advisory Accounts”) with orders of Accounts not subject to MiFID II, including those that generate soft dollar commissions (including the Funds) and those that restrict the use of soft dollars. All Accounts included in an aggregated order with MiFID II Advisory Accounts pay (or receive) the same average price for the security and the same execution costs (measured by rate). However, MiFID II Advisory Accounts included in an aggregated order may pay commissions at “execution-only” rates below the total commission rates paid by Accounts included in the aggregated order that are not subject to MiFID II.

Certain Business Relationships

Certain of the Fund’s current trustees and officers are directors or officers of affiliated Goldman Sachs entities.

The foregoing list of conflicts does not purport to be a complete enumeration or explanation of the actual and potential conflicts involved in an investment in the Fund. Prospective investors should read the Fund’s offering materials and consult with their own advisors before deciding whether to invest in the Fund. In addition, as the Fund’s investment program develops and changes over time, an investment in the Fund may be subject to additional and different actual and potential conflicts. Although the various conflicts discussed herein are generally described separately, prospective investors should consider the potential effects of the interplay of multiple conflicts.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Since the Fund will generally acquire and dispose of investments in privately negotiated transactions, the Fund will infrequently use brokers in connection with its investments. The Fund may use brokers in connection with the portion of the portfolio that is invested in Liquid Investments, which the Investment Adviser expects to be a portion of the Fund’s overall portfolio.

The Investment Adviser is responsible for decisions to buy and sell investments for the Fund, the selection of brokers and dealers to effect the transactions, if applicable, and the negotiation of brokerage commissions, if any. Purchases and sales of investments may be executed internally by a broker-dealer, effected on an agency basis in a block transaction, or routed to competing market centers for execution. The compensation paid to the broker for providing execution services generally is negotiated and reflected in either a commission or a “net” price. Executions provided on a net price basis, with dealers acting as principal for their own accounts without a stated commission, usually include a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities or other financial instruments of the Fund, the Investment Adviser is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment Adviser will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Board may adopt from time to time. While the Investment Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Adviser will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Investment Adviser and its affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products, including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Adviser in the performance of its decision-making responsibilities.

Such services are used by the Investment Adviser in connection with many of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts.

Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of the Fund, and the services furnished by such brokers may be used by the Investment Adviser in providing management services for the Fund. The Investment Adviser may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Investment Adviser may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Investment Adviser. The Investment Adviser excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations, even as to the portion that would be eligible if accounted for separately.

The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Investment Adviser does business.

Participating in commission sharing and client commission arrangements may enable the Investment Adviser to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Investment Adviser believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Investment Adviser might not be provided access to absent such arrangements.

On occasions when the Investment Adviser deems the purchase or sale of a security or other financial instruments to be in the best interest of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Adviser acts as investment adviser or sub-investment adviser), the Investment Adviser, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Adviser in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

The Fund may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Fund portfolio transactions to the Fund from which the commissions were generated. The rebated commissions are expected to be treated as realized capital gains of the Fund.

Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees. The amount of brokerage commissions paid by the Fund may vary substantially from year to year because of differences in investor purchase and repurchase activity, portfolio turnover rates and other factors.

Since the Fund is newly-organized, it did not pay brokerage commissions during the last three fiscal years.

The Fund’s Investments in Regular Broker-Dealers

Since the Fund is newly-organized, as of August 28, 2026, it did not hold any securities of its regular broker dealer.

Subject to the above considerations, the Investment Adviser may use GS&Co. or an affiliate as a broker for the Fund. In order for GS&Co. or an affiliate, acting as agent, to effect securities or futures transactions for the Fund, the commissions, fees or other remuneration received by GS&Co. or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to GS&Co. are consistent with the foregoing standard. Brokerage transactions with GS&Co. are also subject to such fiduciary standards as may be imposed upon GS&Co. by applicable law.

FINANCIAL STATEMENTS

A copy of the Fund’s Annual Report and Semi-Annual Report (when available) may be obtained upon request and without charge by writing Goldman Sachs & Co. LLC, 71 South Wacker Drive, Suite 1200, Chicago, IL 60606 or by calling Goldman Sachs & Co. LLC, at (312)-655-4419 (for Class I, Class S, Class D and Class E Shares Shareholders).

FINANCIAL STATEMENT

G-X PRIVATE EQUITY

STATEMENT OF ASSETS AND LIABILITES

June 2, 2026

ASSETS:
Cash	$100,000

Total assets	100,000

LIABILITIES:

Total liabilities	—

NET ASSETS:	100,000

Shares of beneficial interest, no par value, issued and outstanding; unlimited shares authorized	10,000

Net asset value per share outstanding	$10.00

NOTES TO FINANCIAL STATEMENT

1.	Organization

G-X Private Equity (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund was organized as a Delaware statutory trust on February 17, 2026.

The Fund’s investment objective is to provide broad-based exposure to private investments and seek to generate long-term capital appreciation.

As a newly organized entity, the Fund has no operating history. As of June 2, 2026, the Fund received initial capital of $100,000 from Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), in return for 10,000 Class I shares at a price of $10.00 per share.

GSAM, an affiliate of Goldman Sachs & Co. LLC, serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Fund.

The Fund will pursue its investment objective by principally investing in private equity across secondary investments, co-investments, and GP stake investments. The Fund will invest a portion of its assets in investment opportunities in (or relating to) partnerships, limited liability companies, corporations and other investment companies that are exempt from registration under the 1940 Act, pursuant to Section 3(c)(7) of the 1940 Act or other available exemptions, that primarily hold investments in private equity and other assets with limited liquidity (“Underlying Private Funds”). The Fund’s principal investments may take the form of equity, convertible equity, other securities or other investment structures (including economic interests acquired through securitizations and derivatives). The Fund’s investment strategy is global, with a focus on North America and Europe.

2.	Significant Accounting Policies

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management and the Investment Adviser to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

Cash and Cash Equivalents

Cash and cash equivalents include deposits held at a bank or a custodian bank and short-term, highly liquid investments with original maturities of three months or less.

Offering and Organization Costs

Offering costs in connection with the offering of the Fund and organizational costs paid in connection with the organization of the Fund will be borne by GSAM.

3.	Agreements

A.	Management Agreement

Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Board of Trustees (“Trustees”).

Management fee

In consideration of the advisory services provided by GSAM, GSAM is entitled to receive a monthly management fee (the “Management Fee”) at an annual rate equal to 1.25% of the Fund’s net assets at the end of the most recently completed calendar month, provided, that, if the Fund calculates its net asset value (“NAV”) more frequently than monthly, the Management Fee shall be calculated on the same frequency as the NAV is calculated. The Management Fee for any partial month will be appropriately prorated.

For purposes of determining the Management Fee payable to GSAM for any month, the NAV is calculated after any subscriptions but prior to any repurchases occurring in that month and prior to any reduction for the Management Fee and the Incentive Fee (as defined below) payable to GSAM for that month.

The Investment Adviser has agreed to waive the Management Fee in its entirety for a one-year period commencing on the date on which the Fund breaks escrow and commences operations. GSAM may not terminate the arrangement without the approval of the Trustees. In addition, GSAM may waive a portion of its Management Fee in an amount equal to any management fees it earns as an investment adviser to affiliated funds, including any affiliated Underlying Private Funds, in which the Fund invests, from time to time, and may discontinue or modify any such waivers in the future, consistent with the terms of any fee waiver arrangements that may be in place.

There were no management fees incurred as of June 2, 2026 relating to this Agreement. The Management Fee will not be charged until the commencement of operations.

Incentive fee

The Investment Adviser (or, to the extent permitted by applicable law, an affiliate of the Investment Adviser) will be entitled annually to receive an incentive fee (the “Incentive Fee”) for each share class of the Fund in an amount equal to:

(a)

First, if the Net Profits (as defined below) for the applicable period exceed the sum of (i) the Hurdle Amount (as defined below) for that period and (ii) the then balance, if any, of the Loss Recovery Account (as defined below), then 100% of Net Profits until the total amount paid to the Investment Adviser equals 12.5% of the sum of (i) the Hurdle Amount for that period and (ii) any accrued Incentive Fee pursuant to this paragraph (a) (any such amount, the “Catch Up”).

(b)	Second, to the extent there are remaining Net Profits, 12.5% of such remaining Net Profits.

“Net Profits” shall mean, for each share class of the Fund, the amount by which the sum of (A) the NAV per share as of the end of each fiscal period ending March 31 before giving effect to any accrual to the Incentive Fee and applicable expenses for the distribution and servicing fees and (B) the amount of dividends and other distributions accrued or paid in respect of the Fund during such fiscal period exceeds the NAV per share as of the beginning of such period. “Net Losses” shall mean, for each share class of the Fund, the amount by which the NAV per share as of the beginning of each fiscal period ending March 31 exceeds the sum of (A) the NAV per share as of the end of such fiscal period before giving effect to any accrual to the Incentive Fee and applicable expenses for the distribution and servicing fees, and (B) the amount of dividends and other distributions accrued or paid in respect of the Fund during such fiscal period. Net Profits and Net Losses shall be calculated based on the number of outstanding shares at the end of each fiscal period ending March 31.

“Hurdle Amount” means, for any fiscal period beginning on April 1 (or in the case of the Fund’s first fiscal period, the commencement of operations of the Fund), an amount that results in a 5% annualized total return on the NAV of the relevant class of shares, calculated before giving effect to any accrual to the Incentive Fee and applicable expenses for the distribution and servicing fees and adjusted for any dividends and other distributions accrued or paid. The Hurdle Amount is not cumulative and will reset each fiscal period ending March 31.

Except as described in Loss Recovery Account below, any amount by which Net Profits falls below the Hurdle Amount will not be carried forward to subsequent periods.

“Loss Recovery Account” means a memorandum account maintained by the Fund on a per share basis, which will have an initial balance of zero and will be (i) increased upon the close of each fiscal period ending March 31 by the amount of the Net Losses of each share class for the period, before giving effect to any distributions for such period, and (ii) decreased (but not below zero) upon the close of each fiscal period ending March 31 by the amount of the Net Profits for such period. For purposes of the Net Profits, Net Losses and Hurdle Amount calculation, the NAV shall include unrealized appreciation or depreciation of investments and realized income and gains or losses.

Incentive Fees are accrued monthly and paid annually; provided, however, that any Incentive Fees accrued in the NAV of shares tendered for repurchase throughout each fiscal period ending March 31 will be paid at the time of such repurchase.

Any Incentive Fee payable by the Fund that relates to an increase in value of the Fund’s investments may be computed and paid on gain or income that is unrealized, and the Investment Adviser is not obligated to reimburse the Fund for any part of an Incentive Fee it previously received.

B.	Transfer Agent

Goldman Sachs & Co. LLC will serve as Transfer Agent of the Fund pursuant to a Transfer Agency Agreement. Under the Transfer Agency Agreement, as compensation for services provided by GS&Co., the Fund shall pay an annual rate of 0.05% of the aggregate net assets with respect to each share class.

C.	Administrator and Custodian

State Street Bank and Trust Company (“State Street”) serves as Custodian for the Fund pursuant to a custody agreement. As Custodian, State Street holds the Fund’s assets.

State Street also provides certain administrative services to the Fund pursuant to an administration agreement.

D.	Other Expense Limitation

The Investment Adviser has contractually agreed to reduce or limit “Other Operating Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, distribution and service fees, as applicable, taxes, interest, credit facility commitment fees, other borrowing-related costs, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses (“Excluded Expenses”)), pursuant to an expense limitation agreement, to 0.60% of the Fund’s average monthly net assets attributed to such class for a one-year period commencing on the date on which the Fund breaks escrow and commences operations, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Trustees.

4.	Income Taxes

As of June 2, 2026, the Fund is a disregarded entity for U.S. federal income tax purposes. As such the Fund has adopted an accounting policy of not recording a tax provision.

The Fund intends to elect to be treated and intends to qualify annually as a regulated investment company (a “RIC”) under subchapter M of the Internal Revenue Code of 1986, as amended for U.S. federal income tax purposes. So long as the Fund maintains its status as a RIC, it generally will not be required to pay Fund-level U.S. federal income taxes on any net ordinary income or capital gains that the Fund distributes at least annually to its shareholders as dividends. As a result, any U.S. federal income tax liability related to income earned by the Fund and distributed by the Fund to its shareholders represent obligations of the Fund’s shareholders and will not be reflected in the financial statements of the Fund.

5.	Other Matters

Indemnifications

Under the Fund’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the 1940 Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

6.	Subsequent Events

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of G-X Private Equity and Shareholders of G-X Private Equity

Opinion on the Financial Statement

We have audited the accompanying statement of assets and liabilities of G-X Private Equity (the “Fund”) as of June 2, 2026, including the related notes (collectively referred to as the “financial statement”). In our opinion, the financial statement presents fairly, in all material respects, the financial position of the Fund as of June 2, 2026 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

This financial statement is the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statement based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of this financial statement in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statement, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statement. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
June 26, 2026

We have served as the auditor of one or more investment companies in the Goldman Sachs fund complex since 2000.

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210

T: (617) 530 5000, www.pwc.com/us

PROXY VOTING

The Fund has delegated the voting of portfolio securities to the Investment Adviser. For client accounts for which the Investment Adviser has voting discretion, the Investment Adviser has adopted policies and procedures (the “Proxy Voting Policy”) for the voting of proxies. Under the Proxy Voting Policy, the Investment Adviser’s guiding principles in performing proxy voting are to make decisions that favor proposals that, in the Investment Adviser’s view, tend to maximize a company’s long-term shareholder value and are not influenced by conflicts of interest. These principles reflect the Investment Adviser’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders. To implement these guiding principles for investments in publicly-traded equities of operating and/or holding companies, the Investment Adviser has developed customized proxy voting guidelines (the “Guidelines”) that it generally applies when voting on behalf of client accounts. Attached as Appendix B is a summary of the Guidelines. These Guidelines address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and shareholder proposals. When client assets are placed with managers outside of the Investment Adviser, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies, including that the Investment Adviser may make elections through external manager voting choice programs where applicable.

The Proxy Voting Policy, including the Guidelines, is reviewed annually to ensure that it continues to be consistent with the Investment Adviser’s guiding principles.

Under the oversight of the Investment Adviser’s Global Stewardship Team, initial voting outputs (“Outputs”) are developed for each proxy vote that reflect the application of the Guidelines to the particular proposal. Final votes are then submitted by the Global Stewardship Team through a proxy voting platform. In some cases, in certain markets, votes may be automatically submitted in accordance with the Output, although the Investment Adviser retains the ability to recall such automatically submitted votes if warranted. If the Investment Adviser becomes aware that an issuer has filed, or will file, additional proxy solicitation materials sufficiently in advance of the voting deadline, the Global Stewardship Team will generally endeavor to consider such information where such information is viewed, in its discretion, as material when casting a vote.

While it is the Investment Adviser’s policy generally to follow the Guidelines, the Investment Adviser’s portfolio management teams (“Portfolio Management Teams”) may on certain proxy votes seek approval to diverge from the Output or votes cast by other Portfolio Management Teams by following an “override” process. Given the case-by-case nature of the Guidelines, there may be a difference of opinion as to the appropriate voting decision under the Guidelines on certain proxy votes. Such override decisions are subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular proxy voting matters, the Portfolio Management Teams may consider applicable regional rules, standards, and practices in addition to the Guidelines.

The Investment Adviser has retained a third-party proxy voting platform service (the “Proxy Platform Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services. The Investment Adviser applies the Guidelines to each proxy issue and determining the appropriate voting decision. The Proxy Platform Service provides a platform that facilitates the casting of those votes in an efficient manner. The Investment Adviser conducts an annual due diligence meeting with the Proxy Platform Service to review the processes and procedures related to their voting platform, including any material changes in the services, operations, staffing or processes.

From time to time, the Investment Adviser may face regulatory, compliance, legal or logistical limits with respect to voting securities that it may purchase or hold for client accounts, which can affect the Investment Adviser’s ability to vote such proxies, as well as the desirability of voting such proxies. Among other limits, federal, state and foreign regulatory restrictions or company specific ownership limits, as well as legal matters related to consolidated groups, may restrict the total percentage of an issuer’s voting securities that the Investment Adviser can hold for clients and the nature of the Investment Adviser’s voting in such securities. The Investment Adviser’s ability to vote proxies may also be affected by, among other things: (i) late receipt of meeting notices; (ii) requirements to vote proxies in person; (iii) restrictions on a foreigner’s ability to exercise votes; (iv) potential difficulties in translating the proxy; (v) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions; and (vi) requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting.

The Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions that the Investment Adviser makes on behalf of a client account. These processes include the Investment Adviser’s use of the Guidelines, the override approval process previously discussed, and the establishment of information barriers between the Investment Adviser and other businesses within The Goldman Sachs Group, Inc. Notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of the Investment Adviser may have the effect of benefitting the interests of other clients or businesses of other divisions or units of Goldman Sachs Group, Inc. and/or its affiliates. To mitigate perceived or potential conflicts of interest, when a proxy is for shares of a fund managed by the Investment Adviser, the Investment Adviser will generally instruct that such shares be voted in the same proportion as other shares are voted with respect to a proposal, subject to applicable legal, regulatory and operational requirements.

Voting decisions with respect to fixed income securities generally follow the Guidelines. Securities of privately held issuers generally will be made by the Fund’s Portfolio Management Team based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website, or will be available as soon as reasonably practicable after the Fund’s latest filing on Form N-PX with the SEC, at dfinview.com/GXPM and on the SEC’s website at www.sec.gov. This information may also be obtained upon request and without charge by calling Goldman Sachs & Co. LLC at the toll-free telephone number listed on the front cover of this SAI.

PAYMENTS TO OTHERS (INCLUDING INTERMEDIARIES)

The Investment Adviser, Distributor and/or their affiliates may make payments to Intermediaries and other persons from time to time to promote the sale, distribution and/or servicing of shares of the Fund. These payments (“Additional Payments”) are made out of the Investment Adviser’s, Distributor’s and/or their affiliates’ own assets (which may come directly or indirectly from fees paid by the Fund and therefore are sometimes referred to as “revenue sharing”), are not an additional charge to the Fund or its shareholders, and do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund receives as proceeds from such purchases. Although paid by the Investment Adviser, Distributor, and/or their affiliates, the Additional Payments are in addition to the distribution and service fees paid by the Fund to the Intermediaries as described in the Fund’s Prospectus and this SAI, and are also in addition to the sales commissions payable to Intermediaries as set forth in the Prospectus.

The Additional Payments are intended to compensate Intermediaries and other persons for, among other things: marketing shares of the Fund, which may consist of payments relating to funds included on preferred or recommended fund lists or in certain sales programs from time to time sponsored by the recipients; “due diligence” examination and/or review of the Fund from time to time; access to the Intermediaries’ registered representatives or salespersons, including at conferences and other meetings; assistance in training and education of personnel; “finders” or “referral fees” for directing investors to the Fund; marketing support fees for providing assistance in promoting the sale of Fund shares (which may include promotions in communications with the Intermediaries’ customers, registered representatives and salespersons); the support or purchase of technology platforms/software offered by the Investment Adviser, Distributor and/or their affiliates or third parties (which may be used by Intermediaries to provide advisory and/or brokerage services to their customers); and/or other specified services intended to assist in the distribution and marketing of the Fund. In addition, the Investment Adviser, Distributor and/or their affiliates may make Additional Payments (including through sub-transfer agency and networking agreements) for sub-accounting, administrative, shareholder processing and/or recordkeeping services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Fund, including Additional Payments to third-party recordkeepers and/or administrators of retirement plan sponsors (which may reduce the cost to retirement plan sponsors for retaining third-party recordkeepers and/or administrators). These Additional Payments may exceed amounts earned on these assets by the Investment Adviser, Distributor and/or their affiliates for the performance of these or similar services. The Additional Payments may be a fixed dollar amount; may be based on the number of customer accounts maintained by an Intermediary or other person that provides services to you; may be based on a percentage of the value of shares sold to, or held by, customers of the Intermediary or other person involved; or may be calculated on another basis. The Additional Payments are negotiated with each recipient based on a range of factors, including but not limited to the recipient’s ability to attract and retain assets (including particular classes of Fund shares), target markets, customer relationships, quality of service and industry reputation.

These Additional Payments may be significant to certain Intermediaries and other persons, and may be an important factor in an Intermediary or other person’s willingness to support the sale of the Fund through its distribution system.

The Investment Adviser, Distributor and/or their affiliates may be motivated to make Additional Payments since they promote the sale of Fund shares to clients of the recipients and the retention of those investments by those clients. To the extent recipients sell more shares of the Fund or retain shares of the Fund in their clients’ accounts, the Investment Adviser and Distributor benefit from the incremental management and other fees paid by the Fund with respect to those assets.

In addition, certain Intermediaries and other persons may have access to certain research and investment services from the Investment Adviser, Distributor and/or their affiliates. Such research and investment services (“Additional Services”) may include research reports; economic analysis; portfolio analysis, portfolio construction and similar tools and software; business planning services; certain marketing and investor education materials and strategic asset allocation modeling. The recipient may not pay for these products or services or may only pay for a portion of the total cost of these products or services. The cost of the Additional Services and the particular services provided may vary from recipient to recipient.

The Additional Payments made by the Investment Adviser, Distributor and/or their affiliates or the Additional Services received by an Intermediary or other person may vary with respect to the type of fund (e.g., equity, fund, fixed income fund, specialty fund, asset allocation portfolio or money market fund) sold by or through the Intermediary or other person. In addition, the Additional Payment arrangements may include breakpoints in compensation which provide that the percentage rate of compensation varies as the dollar value of the amount sold or invested through an Intermediary or other person increases.

The presence of these Additional Payments or Additional Services, the varying fee structure and the basis on which an Intermediary compensates its registered representatives or salespersons may create an incentive for a particular Intermediary, registered representative, salesperson or other person to highlight, feature or recommend funds, including the Fund, or other investments based, at least in part, on the level of compensation paid. Additionally, if one fund sponsor makes greater distribution payments than another, a recipient of these payments may have an incentive to recommend one fund complex over another. Similarly, if an Intermediary or other person receives more distribution assistance for one share class versus another, that Intermediary or other person may have an incentive to recommend that share class. Because Intermediaries and other persons may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which also may vary by class, this may create an additional incentive for financial firms and their financial advisors to favor one fund complex over another, or one fund class over another. You should consider whether such incentives exist when evaluating any recommendations from an Intermediary or other person to purchase or sell Shares of the Fund and when considering which share class is most appropriate for you.

Your authorized dealer or other Intermediary, or any other person that provides services to you, may charge you additional fees or commissions other than those disclosed in the Prospectus. Shareholders should contact their authorized dealer or other Intermediary, or any other person that provides services to them, for more information about the Additional Payments or Additional Services they receive and any potential conflicts of interest, as well as for information regarding any fees and/or commissions it charges. For additional questions, please contact Goldman Sachs Funds at (312)-655-4419.

Other subsidiaries of Goldman Sachs may receive revenue from the Investment Adviser, Distributor and/or their affiliates through intra-company compensation arrangements and for financial, distribution, administrative and operational services.

Furthermore, the Investment Adviser, Distributor and/or their affiliates may, to the extent permitted by applicable regulations, sponsor various trainings and educational programs, sales contests and/or promotions and reimburse investors for certain expenses incurred in connection with accessing the Fund through portal arrangements. The Investment Adviser, Distributor and their affiliates may also pay for the travel expenses, meals, lodging and entertainment of Intermediaries and their salespersons and guests in connection with educational, sales and promotional programs subject to applicable FINRA regulations. Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is made in addition to the Additional Payments described above.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Principal Holders

The Fund had not commenced operations as of August 28, 2026, and except as noted below, the Fund does not know of any persons who own of record or beneficially 5% or more of any class of the Fund’s Shares as of that date. GSAM Holdings LLC, an affiliate of GS&Co., whose principal office is located at 200 West Street, New York, New York 10282, has provided an initial investment in the Fund. For so long as GSAM Holdings LLC has a greater than 25% interest in the Fund, GSAM Holdings LLC may be deemed to be a “control person” of the Fund for purposes of the 1940 Act.

OTHER INFORMATION

Portfolio Holdings Information

The Fund files portfolio holdings information within 60 days after the end of each fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at http://www.sec.gov. The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual report for the Fund will become available to investors within 60 days after the period to which it relates. The Fund’s Forms N-PORT and Forms N-CSR will be available on the SEC’s website listed above.

The Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. Operational disruptions and other systems disruptions may delay the posting of this information on the Fund’s website.

Miscellaneous

The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the Securities Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC.

Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.

Corporate Actions

From time to time, the issuer of a security held in the Fund’s portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that the Fund may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of the Fund’s investment portfolio.

In cases where the Fund or its Investment Adviser receives sufficient advance notice of a voluntary corporate action, the Investment Adviser will exercise its discretion, in good faith, to determine whether the Fund will participate in that corporate action. If the Fund or its Investment Adviser does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Fund’s investment portfolio.

Distribution and Service Plans

The Fund has adopted a Distribution and Service Plan (the “Plan”). Under the Plan, GS&Co., which serves as distributor (the “Distributor”), is entitled to a fee, payable monthly in arrears, for distribution services and personal and account maintenance services, which may then be paid by GS&Co. to financial intermediaries that have a relationship with GS&Co., at the following annual rates calculated on the Fund’s aggregate net assets of each respective share class:

Share Class	Distribution Services	Shareholder Services	Maximum Distribution-Related and Shareholder Services
Class I	N/A	N/A	N/A
Class S	0.85%	0.25%	0.85%
Class D	0.25%	0.25%	0.25%
Class E	N/A	N/A	N/A

Since the Fund is newly-organized, it did not pay distribution and service fees during the last three fiscal years.

Shareholder and Trustee Liability

Under Delaware law, the shareholders of the Fund are not generally subject to liability for the debts or obligations of the Fund. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s Investors Service, Inc. (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch Ratings, Inc. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity.

Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.

The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

DBRS, Inc. (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The “R-1” and “R-2” rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “B” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.

“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.

“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of the claims. All rating categories other than “AAA” and “D” also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3”—while speculative grade short-term obligations are designated “SG.” The following summarizes the ratings used by Moody’s for these short-term obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.

APPENDIX B

GOLDMAN SACHS ASSET MANAGEMENT’S PROXY VOTING GUIDELINES SUMMARY

Effective March 2026

The following is a summary of the material Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of our Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described under “Proxy Voting” above, one or more Portfolio Management Teams and/or the Global Stewardship Team may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

Section 1: Director Elections	2-B
Section 2: Shareholder Rights and Governance Practices	6-B
Section 3: Auditors and Audit Practices	8-B
Section 4: Business Items & Issues	9-B
Section 5: Compensation	10-B
Section 6: Shareholder Proposals	12-B
Section 7: Sustainability	13-B

PROXY VOTING GUIDELINES SUMMARY

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to global public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

Section 1: Director Elections

Board and Director Accountability

The board of directors serves on behalf of shareholders to ensure that management is effectively developing and implementing a strategy that will lead to long-term shareholder value. As such, we believe that shareholders have the right and responsibility to hold boards and directors accountable in fulfilling their duties and responsibilities. We view director elections as an important mechanism for shareholders to hold boards accountable.

Oversight Role of the Board

Oversight of strategy and risk are key functions of the board of directors. Companies should be managing risks and opportunities that are material to their business and have a link to long-term value creation. We expect boards to:

•	Have processes for reviewing the company’s risk appetite, existing risks, and emerging risks, including over different time horizons

•	Actively engage with the management team on strategy development and oversee the development of a long-term strategic roadmap

•	Disclose how the board provides oversight of the company’s strategy development, risk management, and risk identification system

If the board fails to discharge their risk oversight responsibilities effectively, we may vote against the relevant committee members and/or other relevant directors. This includes in instances of:

•

Material failures of governance, stewardship, or fiduciary responsibilities at the company including but not limited to failure to meet global corporate governance principles and/or significant local market standards

•	Failure to disclose material information in a timely manner

•

Egregious actions related to the director(s)’ service on other boards or other evidence of improper business practices that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company

Committee Accountability

We believe that board committees play an important role in establishing strong corporate governance and oversight. Subject to local market laws and practices, we generally expect that the board of directors will establish committees to oversee areas such as, but not limited to, audit, executive and non-executive compensation, and director nominations and appointments. In certain circumstances or regions, we may expect the board to establish additional committees. The responsibilities of the committees should be publicly disclosed. Subject to local market practices, we generally expect key committees, including audit and compensation/remuneration, to be primarily, if not fully, independent. In most cases, we expect independent chairs to lead each of the key committees.

We may vote against committee chairs and/or members if we believe a particular committee has fallen short of carrying out their stated responsibilities.

Our expectations for key committees are stated below.

Audit Committee

Audit Committees should be responsible for overseeing the reporting of the company’s financial statements, the establishment of robust internal audit processes, and the management of the independent auditor.

We may consider votes against Audit Committee member(s) if we have serious concerns about the company’s accounting practices. These could include, but are not limited to:

•	Fraud

•	Material misstatement of the company’s financial statements

•	Material weakness in the company’s financial reporting

•	Excessive non-audit fees paid to the independent auditor

In our evaluation, we may examine the severity, breadth, chronological sequence and duration of the issues, as well as the company’s efforts at remediation or corrective actions. Given the serious nature of these issues, we may evaluate whether solely Audit Committee members should receive against votes, or if other board members should also be held accountable.

Compensation Committee

Compensation, or Remuneration, Committees should be responsible for establishing the company’s policies and practices related to executive and non-executive compensation. This includes evaluating the appropriate compensation mechanisms and/or frameworks to attract and retain a strong executive team, and to motivate that team to deliver long-term shareholder value.

In evaluating whether directors serving on the Compensation Committee are effectively fulfilling their responsibilities, we may consider whether the company’s compensation plans and practices continue to include problematic pay practices that would cause us to vote against the plan for more than one year.

Nominating and Governance Committee

In general, Nominating and Governance Committees should be responsible for assessing current and prospective director qualities and competencies, conducting the board and director evaluation process, leading the board succession planning processes, and reviewing the board’s corporate governance practices.

In evaluating whether directors serving on the Nominating and Governance Committee are effectively fulfilling their responsibilities, we consider:

•	Board composition requirements, including independence requirements, and the board’s alignment with applicable listing requirements, corporate governance codes, and local market practices

•	Board refreshment processes, policies, and practices

•	Current corporate governance practices and policies, and whether the company maintains or adopted certain governance provisions which may materially limit shareholder rights

Board Composition and Director Qualifications

To best represent the interests of shareholders, we believe boards should be comprised of directors who are independent, capable, committed, and engaged. The board should include qualified directors with relevant and complementary experience and skill sets. Companies should disclose director nominee information, including biographical information and how each director’s particular skills and experiences are relevant to the company and the board. Disclosure about nominees enables shareholders to make more informed voting decisions.

Evaluations of boards and directors will be informed by market-specific standards, practices, regulations, and other pertinent factors.

Director Independence

Independent directors are critical to oversee management and protect shareholder rights.

We generally expect the board to comply with its local listing standards’ (e.g. New York Stock Exchange / NASDAQ) definitions of independence. We may also consider additional company-specific criteria or local market practices when evaluating director’s independence.

Board Independence

An independent board is best positioned to maintain strong corporate governance practices, effectively support and oversee management, and ensure objectivity in decision-making.

We expect boards to be comprised of a majority of independent directors or align with local market practices. We may vote against responsible directors if we believe board oversight and objectivity is falling short of our expectations and could be improved with greater independent director representation.

Board Composition

Director Qualifications and Skills

We believe boards should be comprised of directors with a mixture of backgrounds, skills, experiences, and perspectives, which should include a range of professional and personal characteristics useful to the effective oversight of the company’s business. We believe this diversity of thought supports the board in fostering robust conversations, better assessing and managing risks and opportunities, and providing strong oversight of the company.

We generally defer to the Nominating Committee, or the full board, to determine the appropriate board composition attributes. The board’s composition should align with local market-specific frameworks, codes, laws, standards, and practices, where applicable. Boards should have robust processes for evaluating director candidates and qualifications. They should regularly review the board’s composition, its identified key skills, and any potential skill gaps to ensure each director and the full board are best equipped to carry out their responsibilities.

To best understand the board’s composition and processes, we look for fulsome disclosure, including:

•	Key skills, experiences, and attributes possessed by the directors

•	Alignment of the key skills and experiences with the company’s long-term strategy

•	The board’s process for regularly evaluating director skills and overall board composition

Tenure and Term Limits

We believe boards should have a reasonable mix of short-, medium-, and longer-tenured directors. An appropriate balance of tenure enables the board to maintain continuity and institutional knowledge while also introducing fresh perspectives and relevant skills.

We expect boards to regularly review director tenure as part of their board evaluation and refreshment processes. Should a board find age, tenure, and/or term limits useful, we defer to the board to set those limits and expect disclosure about the board’s policy.

While we do not mandate tenure or term limits, we may vote against certain directors, including members of the Nominating and Governance Committee, if we deem the board to have excessive average tenure and without sufficient mitigating factors, like robust refreshment practices.

In markets where local regulations or practices set maximum tenure standards, directors with tenure in excess of such regulations or practices generally will be considered non-independent.

Board and Committee Leadership

We generally believe that boards are best equipped to determine the appropriate board leadership and committee structure for their company, absent significant concerns about leadership, governance, and/or independence. We expect boards to disclose their approach and any relevant policies or processes. We also consider local market standards and practices.

Should significant governance concerns arise, this may inform our voting decisions at a company, including voting against certain directors or supporting shareholder proposals related to board leadership.

We expect boards’ commitment to strong independent leadership to carry through to committee leadership. Key committee chairs should be independent and possess the appropriate skills and experiences to lead the committee(s) on which they serve.

We expect disclosure around any policy related to committee leadership, including those related to committee rotations.

We also consider local market norms and standards where they differ from our baseline views.

Director Commitments

Attendance

Directors should be informed and engaged to best carry out their responsibilities. Board and committee meeting attendance is crucial to maintaining an informed board. We may vote against directors who demonstrate inadequate attendance, without sufficient mitigating factors.

Director Capacity and Commitments

We expect directors serving on shareholders’ behalf to have adequate time and attention to fulfill their responsibilities on each board on which they serve. Nominating committees should evaluate a director candidate’s commitments during the recruitment process and should regularly review each director’s capacity to serve. Companies should disclose its relevant process(es) and policies, including if the board has established its own limitations on the number of board positions held by individual directors.

In order to ensure directors have sufficient capacity to serve on our behalf, we have established general guidelines on the maximum number of board positions that we expect to be held by individual directors (sometimes referred to as being “overboarded”).

•	No more than five public company boards for independent directors

•	For public company CEOs, no more than two public company boards in addition to their own company

When evaluating director capacity and commitments, we will consider these guidelines in addition to local market norms and standards and company-specific facts and circumstances.

Contested Elections

Our assessment of contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, is based on a case-by-case assessment of company-specific circumstances in order to determine which director candidates are best suited to add value for shareholders.

The assessment includes, but is not limited to, an analysis of the following factors:

•	Company performance relative to its peers

•	The case for change at the targeted company, including the strategy of the incumbents versus that being proposed by the dissident(s)

•	The governance profile of the company, including any evidence of management entrenchment and the board’s history of responsiveness to shareholders

•	The independence, experiences, skills and overall quality of the company’s and the dissident’s respective board candidates

•	Whether minority or majority representation is being sought by the dissident

Our assessment also considers each possible voting option, including – where applicable – the potential to support a mix of management and dissident nominees.

Section 2: Shareholder Rights and Governance Practices

Voting Standards and Election-related Issues

We believe that voting at shareholder meetings is one of the fundamental rights of shareholders. There are certain standards and practices that we believe companies should adopt to better enable shareholders to participate in the voting process. In general, we look for balanced approaches to support shareholder accessibility and influence.

Annual Elections / Classified Boards

We believe that shareholders should, in general and subject to local market standards and practices, have the ability to demonstrate their support, or lack of support, for directors every year. As such, we are supportive of companies adopting annual director elections and maintaining a declassified board. If a company maintains a classified board structure in jurisdictions where the practice is inconsistent with local market standards, we generally expect them to establish a sunset provision that will transition the board to annual director elections over a period of time. We will consider company- or local market-specific circumstances when evaluating a company’s board structure.

Voting Standards for Director Elections

We believe that electing directors to serve on behalf of shareholders is one of the primary responsibilities of shareholders. We believe that certain voting standards, described below, best enable shareholders to exercise this responsibility.

Majority voting

We generally believe that a majority vote standard based on votes cast is most appropriate for the election of directors, and we will generally support proposals that seek the adoption of a majority voting standard in uncontested director elections.

We expect companies to also adopt a resignation or other post-election policy to address situations when directors do not receive majority support.

Cumulative voting

Given our general preference for a majority vote standard for the election of directors, we generally do not believe cumulative voting is appropriate absent additional local market- or company-specific context.

Voting Standards – Other Matters

Supermajority vote standards

We generally believe that a simple majority vote standard should be used for material matters that require shareholder approval. As such, we generally support proposals to reduce or eliminate supermajority vote requirements and will generally not support proposals to require a supermajority shareholder vote.

We will consider company- or local market-specific circumstances when evaluating a company’s voting standards.

Bylaws & Charter Amendments

We believe that material amendments to a company’s bylaws and / or charters should be put forth for shareholder approval.

In general, we believe that a simple majority vote standard should be used for material matters that require shareholder approval, including amendments to key corporate documents. We will generally support proposals to reduce or eliminate a supermajority vote requirement to amend bylaws and/or charters.

Equal Voting Rights (Dual-Class Stock Structures)

We believe in the “one-share, one-vote” principle and look to companies to create alignment between shareholders’ economic interests and their voting power.

We generally support companies maintaining or converting to a one-share, one-vote (single-class stock) capital structure. We generally do not support companies in maintaining or introducing dual-class capital structures or the creation of super voting shares.

We will consider company- or local market-specific circumstances when evaluating a company’s share class structure.

Shareholder Meetings and Access

Right to Call Special Meetings

We believe that, in certain situations, shareholders should have the ability to raise significant issues without depending on the company to schedule a shareholder meeting. As such, we generally support companies providing shareholders with the right to call special meetings.

We believe a 25% threshold is generally reasonable for special meetings, but we may support lower thresholds if a company does not currently give shareholders the right to call special meetings. If the right already exists at 25% (or lower), we generally will not support lowering the threshold, taking into account company-specific circumstances.

We generally think that the right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Right to Act by Written Consent

We believe that, in certain situations, shareholders should have the ability to raise significant issues without depending on the company to schedule a shareholder meeting. As such, we generally support companies providing shareholders with the ability to act by written consent if they do not have a history of strong governance practices or they do not currently give shareholders the right to call special meetings at a threshold of 25% or lower.

Meeting Format

We believe that shareholders have the right to participate in the annual meeting, or special meetings, of the companies in which they are invested. Where consistent with local market standards and practices, we generally support companies electing to host hybrid* shareholder meetings. In certain markets, companies are also allowed to hold virtual-only* shareholder meetings. We generally support companies’ decisions to hold virtual-only shareholder meetings so long as shareholder participation rights are appropriately protected. We will consider any company- or market-specific circumstances, including local regulations, when evaluating these proposals.

* The phrase “virtual-only” refers to a meeting that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid” refers to an in-person meeting in which shareholders are also permitted to participate online.

Shareholder Rights Plans (‘Poison Pills’)

We review shareholder rights plans, commonly known as poison pills, on a case-by-case basis.

When evaluating poison pills, we consider several factors, including:

•	Board independence

•	Existing takeover defenses

•	Problematic governance practices

We expect companies to disclose their rationale for adopting the pill, and we expect companies to submit a poison pill for shareholder approval within one year of adoption.

Certain problematic practices related to a company’s poison pill may inform our voting decisions, including director elections. Examples of problematic practices include:

•	The poison pill has a dead-hand or modified dead-hand feature for an extended period of time

•	The board adopts or renews a poison pill without shareholder approval and does not commit to putting the pill to a shareholder vote within one year of adoption

Section 3: Auditors and Audit Practices

Reliable financial reporting is critical for shareholders to assess a company’s performance. We expect independent auditors to provide an independent, objective opinion that financial statements are complete and accurate. We also expect the board’s Audit Committee to oversee the management of the auditing process.

Auditor Ratification

External auditors play an important role in the financial system by assuring the integrity of a company’s financial statements. To best fulfill their responsibilities, we expect auditors to be independent and free of conflicts of interest. Where consistent with local market standards, we also expect companies to allow shareholders to approve the appointment of the company’s auditor each year.

In evaluating auditors, we may withhold support if we have concerns related to any of the following:

•

An auditor lacks independence. Our analysis of an auditor’s independence may consider whether an auditor has a financial interest in or association with the company; excessive fees for non-audit related business; and other relevant context;

•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position; or

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in audit-related disclosures.

Audit Committee Oversight

The board of directors’ Audit Committee should be responsible for overseeing the management of the independent auditor, in addition to overseeing the reporting of the company’s financial statements and the establishment of robust internal audit processes. As described in “Director Elections” above, we will consider votes against Audit Committee member(s) if we have serious concerns about the company’s accounting practices.

Section 4: Business Items & Issues

Business Practices

We generally believe that routine business practices and decision making should be left to the discretion of management and the board.

Reincorporation

We evaluate reincorporation proposals on an individual basis, taking into consideration the company’s economic and strategic rationale and the impact the reincorporation would have on shareholders’ rights.

Exclusive Venue for Shareholder Lawsuits

We generally defer to companies on organizational issues, including selecting venues for shareholder lawsuits. While we generally support the selection of an exclusive venue, we will consider the reasons for the proposal, the strength of the company’s existing governance practices, relevant regulations, and shareholder rights in the selected jurisdiction when evaluating a specific proposal.

Bundled Proposals

We generally support the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided or if one or more of the nominees does not meet the expectations of our policy (see Section 1 – Director Elections).

Transactions & Capital Structure

Transactions

Mergers & Acquisitions

We expect major corporate transactions, like a merger or acquisition, to be carried out in the best interest of shareholders. Companies should provide strategic, operational, and financial rationale for the transaction and articulate how it will create long-term value for shareholders. We also expect the board of directors to have thorough oversight of the process.

Related-Party Transactions

In markets where shareholders are required to approve related-party transactions, we expect companies entering into related-party transactions to comply with relevant corporate laws and/or listing standards. We also expect entities entering into such a transaction to disclose details of the nature of the transaction, including the rationale, the value, and timing, so shareholders can best evaluate the transaction.

When evaluating such transactions, we may consider the following:

•	The parties on either side of the transaction;

•	The nature of the asset to be transferred/service to be provided;

•	The pricing of the transaction (and any associated professional valuation);

•	The views of independent directors and independent financial advisors;

•	Whether any entities party to the transaction (including advisers) is conflicted

Capital Structure

We believe capital structure changes should be driven by legitimate business needs and should not disadvantage shareholders. We generally are not supportive of implementing capital structure changes that are intended for anti-takeover purposes.

Our evaluation of capital structure related issues is company-specific and may be informed by local market practices, laws, regulations, and other applicable standards.

General considerations for common capital structure-related issues are detailed below.

Common Stock

We are generally supportive of companies increasing the number of shares of common stock up to 100% over the current authorization, subject to any stricter limits set in local market standards or practices.

Preferred Stock

We generally support the creation of a new class of preferred stock or issuances of preferred stock up to a reasonable percent of issued capital. We are unlikely to support the creation or issuance if the terms would adversely impact the rights of existing shareholders, including shares that would carry superior voting rights.

We generally oppose the creation of preferred stock with unspecified voting, conversion, dividend and other rights, commonly known as “blank check” preferred, unless the company states the stock will not be used for anti-takeover purposes.

Share Repurchase Plans

While we are generally supportive of share repurchase plans, when evaluating a proposal, we will consider the underlying purpose, historical abuse of repurchase plans, and reasonableness of pricing provisions and safeguards.

Section 5: Compensation

Compensation Overview

We believe effective compensation practices, also referred to as remuneration in many markets, should enable companies to attract and retain the talent they need to deliver on their long-term strategies. We expect compensation plans to be reasonable, incentivize appropriate risk-reward trade-offs, align with company performance, and ultimately drive long-term shareholder value. We believe companies should have an appropriate balance of short- and long-term metrics that are aligned to business goals and objectives. Effective disclosure of compensation plans and practices also enables shareholders to evaluate alignment between pay outcomes and business performance. We expect disclosure of approach and rationale, particularly if a company’s compensation practices differ significantly from market standards and practices.

Votes on compensation matters may take different forms in different markets, but generally can include:

•	Advisory votes on executives’ compensation / remuneration (“Say on Pay”);

•	Votes to approve new equity plans or amend existing equity plans;

•	Votes to approve specific grants of shares to executives; and

•	Shareholder resolutions addressing certain aspects of executive compensation.

Below are more detailed explanations of how our compensation principles and expectations inform our voting on key compensation-related ballot items.

Advisory Votes on Executive Compensation

“Say-on-Pay” / Remuneration Plans

We believe boards are responsible for establishing compensation plans that are appropriate for the company’s circumstances and strategy. While unique to each company, we expect plans to demonstrate alignment between executive compensation and business performance. Thorough disclosure of compensation plans allows shareholders to best evaluate the compensation decisions of the board. While we do not take a prescriptive approach, we evaluate the designs of both short-term and long-term incentive plans, and our compensation evaluations are company- and market- specific. As such, certain practices or decisions may negatively influence our support. These factors may include, but are not limited to:

Compensation Plan Design and Board Actions

•	Lack of transparent disclosure of compensation philosophy, goals, and targets

•	Limited presence of performance-based long-term incentive awards

•	Abbreviated time period for long-term incentive awards

•	Outsized bonus payouts lacking performance linkage and/or proper disclosure

•	Egregious employment or retention agreements

•	Adjustments made to targets and/or performance metrics during the pay period without sufficient disclosure

•	Repricing or replacing of underwater stock options without prior shareholder approval

Equity Compensation Plans

We believe equity compensation plays an important role in attracting and retaining key talent, including executives. As such, we generally defer, within reasonable limits, to company decisions on how best to implement equity compensation plans. When determining our support for a specific plan proposal, we will evaluate potential plan cost, plan features, and historical grant practices. Certain plan features, such as the ability to reprice stock options or stock appreciation rights without prior shareholder approval, unfavorable change-in-control features, the presence of gross ups, and options reload, may negatively impact our support for an equity plan.

Other Compensation-Related Matters

Non-Executive Director Compensation

We are generally supportive of compensating non-executive directors in cash, taking into account peer practices and market and regional norms, unless the amounts are excessive.

We evaluate equity compensation for non-executive directors on a case-by-case basis. In our evaluation, we may consider total non-executive director compensation, potential dilution, and market practices and norms, as well as other factors.

Employee Stock Purchase Plans

We believe employee stock purchase plans can be a valuable tool to support a company’s ability to attract and retain talent. As such, we are generally supportive of qualified employee stock purchase plans. When evaluating non-qualified purchase plans, we usually consider the following factors:

•	Broad-based participation

•	Limits on employee contributions

•	Presence of a discount on the stock price on the date of purchase

Option Exchange Programs/Repricing Options

We understand that companies may face circumstances where they believe exchanging or repricing options is warranted. We evaluate those situations on a case-by-case basis and will generally consider the following factors, in addition to others:

•	Rationale for the re-pricing

•	Terms and exercise price of the options

•	Participants in the program – namely if executive officers and directors are included or excluded

•	Historic trading patterns and stock price volatility

Golden Parachutes

We evaluate change-in-control payments (“Golden Parachutes”) on a case-by-case basis. Our evaluation generally includes the factors listed below:

•	New single-trigger entitlements for outstanding awards

•	Maximum performance payout for the long-term incentive plan regardless of performance results

•	Max payout for the short-term incentive plan regardless of performance results

•	New single-trigger grants in connection with merger

•	Single trigger cash payments

Section 6: Shareholder Proposals

We evaluate shareholder proposals with the primary focus of promoting long-term shareholder value. When evaluating shareholder proposals, the following factors are generally considered:

Materiality

•	Whether the subject of the proposal is considered to be material to the company’s business

•	Whether the proposal is appropriately tailored to the facts and circumstances of the particular company where it is being submitted

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation, risk profile, or business performance

Disclosure

•	The company’s current level of publicly available disclosure, including if the company already discloses similar information

•	If the disclosure would materially add to shareholders’ ability to assess the company’s financial performance, strategic positioning, or corporate governance

•	If the information could be produced at reasonable cost to the company and its shareholders

Proposal content and implementation

•	Whether the subject of the proposal is best left to the discretion of the board

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage

Section 7: Sustainability

We expect companies to manage risks and opportunities that are material to their businesses and have a clear link to long-term value creation, including – where relevant – “sustainability”-related issues. These could include, where material for a particular company:

•	Climate-related risks and opportunities

•	Biodiversity and other environmental matters

•	Human capital management and other labor issues

•	Human rights

•	Corporate political activities

•	Other sector-specific sustainability matters

We evaluate companies’ corporate strategies, investment and financing activities, management incentives, resource use, regulatory policies, and environmental impact, as well as their overall effect on and engagement with consumers, workers, and the communities in which they operate to assess and promote long-term value creation.

As with other risk and strategic issues, we expect boards to have robust oversight and disclosure of processes and practices for material sustainability-related risks and opportunities. We seek to understand how the company has identified material issues; the strategy around, and risk management of, those material issues; and any relevant metrics and targets used to assess performance related to the material issues. This includes an assessment of whether the company’s related disclosures allow for investors to effectively evaluate companies’ practices related to material sustainability-related risks and opportunities, including – where relevant – whether the company has implemented or formally committed to the implementation of a reporting program based on a recognized industry group’s standards or recommendations.

In instances where we believe a company does not provide the appropriate oversight, disclosures, and/or evidence of effective practices relating to business-relevant sustainability issues, we may express our views through our engagement and/or voting. Our views are shaped by the company’s business and commercial context, as well as local market standards and practices, reflecting our case-by-case approach to assessing sustainability matters.

PART C: OTHER INFORMATION

Item 25. Financial Statements and Exhibits

(1)	Financial Statements:

Part A: Not applicable, as Registrant has not yet commenced operations.

Part B: Statement of Assets and Liabilities. Financial statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the Investment Company Act of 1940 are included in Part B of this Registration Statement.

(2)	Exhibits:

(a)	(1)	Certificate of Trust dated February 17, 2026 (incorporated by reference from the Registrant’s initial registration statement, SEC File No. 333-294867, filed April 2, 2026)

	(2)	Amendment to Certificate of Trust (filed herewith)

	(3)	Initial Declaration of Trust dated February 17, 2026 (incorporated by reference from the Registrant’s initial registration statement, SEC File No. 333-294867, filed April 2, 2026)

	(4)	Amended and Restated Declaration of Trust dated May 5, 2026 (filed herewith)

	(5)	Amended and Restated Declaration of Trust dated August 28, 2026 (filed herewith)

(b)		By-laws dated August 28, 2026 (filed herewith)

(c)		Not Applicable.

(d)		Plan in Accordance with Rule 18f-3 (filed herewith)

(e)		Dividend Reinvestment Plan (filed herewith)

(f)		Not Applicable.

(g)		Investment Management Agreement between the Registrant and Goldman Sachs Asset Management, L.P. (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-294867, filed June 30, 2026)

(h)	(1)	Distribution Agreement dated May 25, 2026 (filed herewith)

	(2)	Distribution and Service Plan (filed herewith)

(i)		Not Applicable.

(j)		Master Custody Agreement dated May 20, 2026 between the Registrant and State Street Bank and Trust Company (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-294867, filed June 30, 2026)

(k)	(1)	Transfer Agency Agreement (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-294867, filed June 30, 2026)

	(2)	Master Administration Agreement dated May 20, 2026 between the Registrant and State Street Bank and Trust Company (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-294867, filed June 30, 2026)

	(3)	Expense Limitation Agreement (filed herewith)

	(4)	Expense Support Agreement (filed herewith)

(l)		Opinion and Consent of Dechert LLP*

(m)		Not Applicable.

(n)		Consent of Independent Registered Public Accounting Firm (filed herewith)

(o)		Not Applicable.

(p)		Subscription Agreement (filed herewith)

(q)		Not Applicable.

(r)	(1)	Code of Ethics of Registrant (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-294867, filed June 30, 2026)

	(2)	Code of Ethics of Goldman Sachs Asset Management, L.P. and Goldman Sachs & Co. LLC (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-294867, filed June 30, 2026)

(s)	(1)	Powers of Attorney for Mitch Howell, Farzana Morbi, Joseph DiMaria, Timothy J. Leach, Jaime Ardila, Carlos E. Evans, Richard A. Mark, and Katherine Uniacke (incorporated by reference from Pre-Effective Amendment No. 1 to the Registrant’s registration statement, SEC File No. 333-294867, filed June 30, 2026)

(s)	(2)	Filing Fee Table (incorporated by reference from the Registrant’s initial registration statement, SEC File No. 333-294867, filed April 2, 2026)

*	To be filed by amendment.

Item 26. Marketing Arrangements

The information contained under the heading “Plan of Distribution” in the Prospectus is incorporated herein by reference.

Item 27. Other Expenses of Issuance and Distribution

All figures are estimates:

Registration fees	$138,000
Printing fees	$196,000
Accounting fees and expenses	$40,000
Legal fees and expense	$550,000
Miscellaneous	$0
Total Fees	$924,000

Item 28. Persons Controlled by or Under Common Control

After completion of the offering of Shares, the Registrant expects that no person will be directly or indirectly under common control with the Registrant, except that the Registrant may be deemed to be controlled by Goldman Sachs Asset Management, L.P. (“GSAM”). GSAM is part of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a worldwide, full-service financial services organization. GSAM Holdings LLC is the general partner and principal owner of GSAM. Information about the ownership of GSAM is included in its Form ADV filed with the Commission (registration number 801-37591) and is incorporated herein by reference.

Item 29. Number of Holders of Securities

As of August 28, 2026:

Title of Class	Number of Record Holders
Class I Shares	1
Class S Shares	0
Class D Shares	0
Class E Shares	0

Item 30. Indemnification

Section 7.5 of Article VII of the Amended and Restated Declaration of Trust of G-X Private Markets, a Delaware statutory trust, provides for indemnification of the Trustees, officers and agents of the Trust, subject to certain limitations. The Amended and Restated Declaration of Trust is incorporated by reference as Exhibit (a)(5).

The Investment Management Agreement provides that the Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Adviser or from reckless disregard by the Investment Adviser of its obligations or duties under the Investment Management Agreement. The Investment Management Agreement is incorporated by reference as Exhibit (g) to the Registrant’s Registration Statement.

Section 9 of the Distribution Agreement between the Registrant and Goldman Sachs & Co. LLC provides that the Registrant will indemnify Goldman Sachs & Co. LLC against certain liabilities. The Distribution Agreement is incorporated by reference as Exhibit (h)(1) to the Registrant’s Registration Statement.

Fund and trustees and officers liability policies purchased by the Registrant insure the Registrant and its trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Securities Act”) may be permitted to directors, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

Goldman Sachs Asset Management, L.P. (“GSAM”) is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and serves as the investment adviser to the Registrant. GSAM is engaged in the investment advisory business. GSAM is part of The Goldman Sachs Group, Inc., a public company that is a bank holding company, financial holding company and a worldwide, full-service financial services organization. GSAM Holdings LLC is the general partner and principal owner of GSAM. Information about the officers and partners of GSAM is included in its Form ADV filed with the Commission (registration number 801-37591) and is incorporated herein by reference.

Item 32. Location of Accounts and Records

All applicable accounts, books and documents required to be maintained by the Registrant by Section 31(a) of the 1940 Act and the Rules promulgated thereunder are in the possession and custody of the Registrant’s administrator, State Street Bank and Trust Company, located at One Lincoln Street, Boston, MA 02111, with the exception of certain documents which are in the possession and custody of the Investment Adviser, located at 200 West Street, New York, New York 10282. Registrant is informed that all applicable accounts, books and documents required to be maintained by registered investment advisers are in the custody and possession of the Investment Adviser.

Item 33. Management Services

Not Applicable.

Item 34. Undertakings

(1)

Registrant undertakes to suspend the offering of its Shares until it amends the prospectus filed herewith if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

(2)	Not applicable.

(3)	Registrant undertakes:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to the registration statement:

(1) to include any prospectus required by Section 10(a)(3) of the Securities Act;

(2) to reflect in the prospectus any facts or events after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the SEC pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than 20% change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement; and

(3) to include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information in the registration statement;

(b) that, for the purpose of determining any liability under the Securities Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof;

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering;

(d) that, for the purpose of determining liability under the Securities Act to any purchaser;

(1) not applicable;

(2) if the Registrant is subject to Rule 430C [17 CFR 230.430C]: each prospectus filed pursuant to Rule 424(b) under the Securities Act as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or prospectuses filed in reliance on Rule 430A under the Securities Act, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use; and

(e) that for the purpose of determining liability of the Registrant under the Securities Act to any purchaser in the initial distribution of securities:

The undersigned Registrant undertakes that in a primary offering of securities of the undersigned Registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned Registrant will be a seller to the purchaser and will be considered to offer or sell such securities to the purchaser:

(1)	any preliminary prospectus or prospectus of the undersigned Registrant relating to the offering required to be filed pursuant to Rule 424 under the Securities Act;

(2)	free writing prospectus relating to the offering prepared by or on behalf of the undersigned Registrant or used or referred to by the undersigned Registrant;

(3)

the portion of any other free writing prospectus or advertisement pursuant to Rule 482 under the Securities Act [17 CFR 230.482] relating to the offering containing material information about the undersigned Registrant or its securities provided by or on behalf of the undersigned Registrant; and

(4)	any other communication that is an offer in the offering made by the undersigned Registrant to the purchaser.

(4)	The Registrant undertakes that:

a.	not applicable; and

b.

for the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)	Not Applicable.

(6)

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

(7)

The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Pre-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York on the 28th day of August, 2026.

G-X PRIVATE MARKETS
(A Delaware statutory trust)

By:	/s/ Curtis A. Tate
Curtis A. Tate
Secretary

Pursuant to the requirements of the Securities Act of 1933, this Pre-Effective Amendment to said Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

[1]Mitch Howell Mitch Howell	Co-Chief Executive Officer and Co-Principal Executive Officer	August 28, 2026

[1]Farzana Morbi Farzana Morbi	Co-Chief Executive Officer and Co-Principal Executive Officer	August 28, 2026

[1]Joseph DiMaria Joseph DiMaria	Treasurer, Chief Financial Officer and Principal Accounting Officer	August 28, 2026

[1]Timothy J. Leach Timothy J. Leach	Chair of the Board of Trustees	August 28, 2026

[1]Jaime Ardila Jaime Ardila	Trustee	August 28, 2026

[1]Carlos E. Evans Carlos E. Evans	Trustee	August 28, 2026

[1]Richard A. Mark Richard A. Mark	Trustee	August 28, 2026

[1]Katherine Uniacke Katherine Uniacke	Trustee	August 28, 2026

By:	/s/ Curtis A. Tate
Curtis A. Tate,
Attorney-In-Fact

[1]	Pursuant to powers of attorney previously filed.

CERTIFICATE

The undersigned Secretary for G-X Private Markets (the “Fund”) hereby certifies that the Board of Trustees of the Fund duly adopted the following resolution at a meeting of the Board held on May 5, 2026.

RESOLVED, that Trustees and Officers of the Fund who may be required to sign the Fund’s Registration Statement on Form N-2 or any amendments thereto be, and each hereby is, authorized to execute a power of attorney appointing Caroline Kraus, Judith Shandling, Julien Yoo, Jessica Moran, Curtis A. Tate, Mary Richardson, Edward Meehan, Mitch Howell and Farzana Morbi, jointly and severally, as their attorneys-in-fact, each with power of substitution, for said Trustees and Officers in any and all capacities to sign the Registration Statement on Form N-2 of the Fund and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, if any, and other documents in connection therewith, with the Securities and Exchange Commission and with other federal, state, foreign and quasi-governmental agencies and such other instruments related to compliance with certain of the federal securities laws and other applicable federal, state, foreign and quasi-governmental filings, hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or cause to be done by virtue thereof.

Dated: August 28, 2026
/s/ Curtis A. Tate
Curtis A. Tate
Secretary

EXHIBIT INDEX

(a)(2)	Amendment to Certificate of Trust

(a)(4)	Amended and Restated Declaration of Trust dated May 5, 2026

(a)(5)	Amended and Restated Declaration of Trust dated August 28, 2026

(b)	By-laws dated August 28, 2026

(d)	Plan in Accordance with Rule 18f-3

(e)	Dividend Reinvestment Plan

(h)(1)	Distribution Agreement dated May 25, 2026

(h)(2)	Distribution and Service Plan

(k)(3)	Expense Limitation Agreement

(k)(4)	Expense Support Agreement

(n)	Consent of Independent Registered Public Accounting Firm

(p)	Subscription Agreement